UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2008

Item 1: Reports to Shareholders.
Institutional Money Market Fund
Shareholder Fee Example (Unaudited)
POI-Institutional Money Market Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Liquidity Money Market Fund
Shareholder Fee Example (Unaudited)
POI-Liquidity Money Market Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Asset Allocation Fund -- Balanced
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Asset Allocation Fund--Balanced
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Bond Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Bond Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Cash Investment Fund
Shareholder Fee Example (Unaudited)
POI-Cash Investment Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity(a)
Financial Highlights
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Energy Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Energy Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Index 500 Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Index 500 Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Fund -- Core Equity
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Fund -- Core Equity
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Equity Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder International Small-Mid Cap Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-International Small-Mid Cap Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Internet Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Internet Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Large-Cap Growth Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Large-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Micro-Cap Equity Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Micro-Cap Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Mid-Cap Core Growth Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Mid-Cap Core Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Mid-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Mid-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm.
The Munder S&P Index Funds
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-S&P(R) MidCap Index Equity Fund
POI-S&P(R) SmallCap Index Equity Fund
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Small-Cap Value Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Small-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Small-Mid Cap Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Small-Mid Cap Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Small-Mid Cap 130/30 Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Small-Mid Cap 130/30 Fund
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Statement of Changes in Net Assets -- Capital Stock Activity
Statement of Cash Flows
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Tax-Free Money Market Fund
Shareholder Fee Example (Unaudited)
POI-Tax-Free Money Market Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity(a)
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Tax-Free Short & Intermediate Bond Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Tax-Free Short & Intermediate Bond Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Munder Technology Fund
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Technology Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets -- Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Item 2. Code of Ethics.
Item 3. Audit Committee Financial Expert.
Item 4. Principal Accountant Fees and Services.
Item 5. Audit Committee of Listed Registrants.
Item 6. Schedule of Investments.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Item 10. Submission of Matters to a Vote of Security Holders.
Item 11. Controls and Procedures.
Item 12. Exhibits.
SIGNATURES
EX-12(a)(1)
EX-12(a)(2)
EX-12(b)

Item 1: Reports to Shareholders.

ANNUAL REPORT
June 30, 2008

Institutional
Money Market Fund
Comerica Class K & Y Shares

Comerica is a registered trademark of Comerica Incorporated.	Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Investment Allocation
iv	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
13	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Institutional Money Market Fund

Investment Allocation, June 30, 2008 (Unaudited)

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments, which begins on the following page. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

ii

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iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your account is an IRA, your expenses may also have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Comerica Class K	$1,000.00	$1,014.90	$2.05	0.41%
Comerica Class Y	$1,000.00	$1,016.10	$0.80	0.16%

Hypothetical
Comerica Class K	$1,000.00	$1,022.82	$2.06	0.41%
Comerica Class Y	$1,000.00	$1,024.07	$0.81	0.16%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

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vi

Institutional Money Market Fund

Portfolio of Investments, June 30, 2008

Principal
Amount		Value

CERTIFICATES OF DEPOSIT — 7.6%
$25,000,000	Bank of Scotland PLC, 4.614% due 02/06/2009 (b)	$25,000,000
30,000,000	Bank of Tokyo – Mitsubishi Limited, YNK, 2.950% due 07/22/2008	30,000,000
25,000,000	Marshall & Ilsley Corporation, 2.660% due 08/11/2008	25,000,000
30,000,000	Natixis Bank, YNK, 2.770% due 09/11/2008	30,000,000
25,000,000	PNC Bank NA, 3.464% due 02/23/2009 (b)	25,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $135,000,000)		135,000,000

COMMERCIAL PAPER — 61.0%
35,000,000	Amsterdam Funding Corporation, 2.700% due 07/01/2008 (a)	35,000,000
25,000,000	Anz National (Int’l) Limited, YNK, 2.680% due 07/03/2008 (a)	24,996,281
30,000,000	Barton Capital LLC, 2.600% due 09/03/2008 (a)	29,861,333
30,000,000	BNP Paribas, YNK, 2.675% due 07/18/2008 (a)	29,962,104
30,000,000	Bryant Park Funding LLC, 2.670% due 07/15/2008 (a)	29,968,850
30,000,000	CAFCO LLC, 2.790% due 07/24/2008 (a)	29,946,525
25,000,000	Calyon North America Inc., YNK, 2.640% due 09/08/2008 (a)	24,873,500
25,000,000	Charta LLC, 2.650% due 07/15/2008 (a)	24,974,236
30,000,000	CRC Funding LLC, 2.750% due 07/24/2008 (a)	29,947,292
35,000,000	Crown Point Capital Company, LLC, 2.800% due 08/13/2008 (a)	34,882,945
30,000,000	Dexia Delaware LLC, 2.780% due 07/25/2008 (a)	29,944,400
30,000,000	Fcar Owner Trust, Series II, 3.020% due 07/22/2008 (a)	29,947,150
30,000,000	Golden Funding Corporation, 2.750% due 08/28/2008 (a)	29,867,083

See Notes to Financial Statements.

1

Institutional Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

COMMERCIAL PAPER (Continued)
$30,000,000	Gotham Funding Corporation, 2.780% due 07/23/2008 (a)	$29,949,033
30,000,000	Governor and Company of the Bank of Ireland, YNK, 2.920% due 07/25/2008 (a)	29,941,600
30,000,000	Grampian Funding LLC, 2.600% due 07/14/2008 (a)	29,971,833
25,000,000	Greenwich Capital Holdings, Inc., 2.700% due 07/14/2008 (a)	24,975,625
25,000,000	ING U.S. Funding Corporation, 2.800% due 07/28/2008 (a)	24,947,500
30,000,000	International Lease Finance Corporation, 2.740% due 07/10/2008 (a)	29,979,450
25,000,000	Intesa Funding, 2.670% due 08/05/2008 (a)	24,935,104
30,000,000	Jupiter Securitization Corporation, LLC, 2.600% due 07/24/2008 (a)	29,950,167
25,000,000	Lehman Brothers Holdings, Inc., 2.800% due 07/01/2008 (a)	25,000,000
30,000,000	Lexington Parker Capital Company, LLC, 2.700% due 07/09/2008 (a)	29,982,000
30,000,000	Liberty Street Funding Corporation, 3.000% due 07/11/2008 (a)	29,975,000
25,000,000	Macquarie Bank Limited, YNK, 5.350% due 07/11/2008 (b)	25,000,000
25,000,000	National Australia Funding Delaware, Inc., YNK, 2.770% due 07/18/2008 (a)	24,967,299
30,000,000	New Center Asset Trust, 2.750% due 07/01/2008 (a)	30,000,000
30,000,000	Old Line Funding LLC, 2.700% due 08/15/2008 (a)	29,898,750
30,000,000	Park Avenue Receivables Corporation, 2.730% due 08/28/2008 (a)	29,868,050
30,000,000	Ranger Funding Company, LLC, 2.800% due 09/19/2008 (a)	29,813,333
30,000,000	Sheffield Receivables, 2.670% due 07/29/2008 (a)	29,937,700
25,000,000	Skandinaviska Enskilda Banken AB, YNK, 2.630% due 10/02/2008 (a)	24,830,146
30,000,000	St. George Bank Ltd., YNK, 2.770% due 08/08/2008 (a)	29,912,283

See Notes to Financial Statements.

2

Principal
Amount		Value

$25,000,000	Thames Asset Global Securitization, 2.570% due 07/07/2008 (a)	$24,989,292
30,000,000	Thunder Bay Funding, LLC, 2.650% due 07/15/2008 (a)	29,969,083
25,000,000	UBS Finance (Delaware) LLC, YNK, 2.620% due 08/05/2008 (a)	24,936,320
30,000,000	Variable Funding Capital Corporation, 2.550% due 08/21/2008 (a)	29,891,625
25,000,000	Victory Receivables Corporation, 2.610% due 07/11/2008 (a)	24,981,875

TOTAL COMMERCIAL PAPER
(Cost $1,082,774,767)		1,082,774,767

CORPORATE BONDS AND NOTES — 11.3%
25,000,000	American Honda Finance Corp., MTN, 144A, 3.013% due 09/18/2008 (b),(c),(d),(e)	25,000,000
25,000,000	CC USA, Inc., MTN, 144A, 2.433% due 07/30/2008 (b),(c),(d),(e)	24,999,802
25,000,000	Fifth Third Bancorp, 144A, 2.491% due 04/23/2009 (b),(c),(d),(e)	25,000,000
25,000,000	Merrill Lynch & Co., Inc., MTN, 2.471% due 08/22/2008 (b)	25,000,000
30,000,000	Rabobank Nederland, YNK, 144A, 2.900% due 07/09/2009 (b),(c),(d),(e)	30,000,000
25,000,000	Sigma Finance Inc., MTN, 144A, 5.420% due 08/05/2008 (c),(d),(g)	25,000,000
25,000,000	Toyota Motor Credit Corp., MTN, 2.525% due 01/12/2009 (b)	25,000,000
20,000,000	Wells Fargo Bank NA, MTN, 2.631% due 06/18/2009 (b)	20,000,000

TOTAL CORPORATE BONDS AND NOTES
(Cost $199,999,802)		199,999,802

FUNDING AGREEMENT — 1.4%
(Cost $25,000,000)
25,000,000	Jackson National Life Insurance Company, 5.250% due 09/29/2008 (b),(f),(g)	25,000,000

See Notes to Financial Statements.

3

Institutional Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

REPURCHASE AGREEMENTS — 18.7%
$240,000,000
Agreement with Merrill Lynch & Co., Inc.,
2.500% dated 06/30/2008, to be repurchased at $240,016,667 on 07/01/2008, collateralized by $1,160,500 FNMA, 6.000%-8.000% having maturities from 02/25/2009-09/25/2029
(value $645,555), $232,462,161 FHLMC,
4.500%-9.000% having maturities from 02/15/2014-02/25/2042 (value $208,326,729), $20,000 U.S. Capital Funding VI,
2.990% maturing 07/10/2043 (value $12,700), $7,140,000 Preferred Term XXI, 3.126% maturing 03/22/2038 (value $6,078,282), $39,800,000 LNR Repack 03-1 LLC, 1.020% maturing 07/29/2038 (value $21,890,000), $300,000 Kleros Preferred Funding, 2.980% maturing 10/06/2041
(value $212,676), and $24,500,000
U.S. Capital Funding VI,
3.260% maturing 07/10/2043
(value $10,780,000)
		$240,000,000
90,000,000	Agreement with Salomon Brothers Holdings, Inc., 2.500% dated 06/30/2008, to be repurchased at $90,006,250 on 07/01/2008, collateralized by $142,282,298 FNMA, 4.366-6.469% having maturities from 01/01/2034-04/01/2038 (value $44,598,100), and $95,647,478 FHLMC, 4.110%-5.000% having maturities from 04/01/2017-05/01/2036 (value $46,831,267)	90,000,000
2,409,000	Agreement with State Street Bank and Trust Company, 1.850% dated 06/30/2008, to be repurchased at $2,409,124 on 07/01/2008, collateralized by $2,250,000 FHLMC, 6.875% maturing on 09/15/2010 (value $2,460,938)	2,409,000

TOTAL REPURCHASE AGREEMENTS
(Cost $332,409,000)		332,409,000

See Notes to Financial Statements.

4

		Value

TOTAL INVESTMENTS
(Cost $1,775,183,569)	100.0%	$1,775,183,569
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	145,427

NET ASSETS	100.0%	$1,775,328,996

#	Amount represents less than 0.05% of net assets.

(a)	Rate represents annualized yield at date of purchase.

(b)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.

(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that has been deemed by Munder Capital Management, the Fund’s investment advisor, to be liquid.

(f)	Security subject to restrictions on resale under the terms of the Funding Agreement.

(g)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more that 10% of its net assets in illiquid securities. At June 30, 2008, these securities represent $50,000,000, 2.8% of net assets.

Security	Acquisition Date	Cost

Jackson National Life Insurance Company, 5.250% due 09/29/2008	09/27/2007	$25,000,000
Sigma Finance Inc., MTN, 144A, 5.420% due 08/05/2008	07/12/2007	25,000,000

ABBREVIATIONS:
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
MTN	— Medium Term Note
YNK	— Yankee Security

See Notes to Financial Statements.

5

Institutional Money Market Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$1,442,774,569
Repurchase agreements	332,409,000

Total Investments	1,775,183,569
Cash	24,934,668
Interest receivable	2,555,751
Receivable from Advisor	240,440
Prepaid expenses and other assets	39

Total Assets	1,802,914,467

LIABILITIES:
Payable for investment securities purchased	24,934,500
Dividends payable	1,811,416
Investment advisory fees payable	233,370
Transfer agency/record keeping fees payable	162,107
Shareholder servicing fees payable — Comerica Class K Shares	142,352
Administration fees payable	117,763
Trustees’ fees and expenses payable	56,145
Custody fees payable	15,249
Accrued expenses and other payables	112,569

Total Liabilities	27,585,471

NET ASSETS	$1,775,328,996

Investments, at cost	$1,775,183,569

See Notes to Financial Statements.

6

NET ASSETS consist of:
Undistributed net investment income	$5,163
Paid-in capital	1,775,323,833

$1,775,328,996

NET ASSETS:
Comerica Class K Shares	$708,463,784

Comerica Class Y Shares	$1,066,865,212

SHARES OUTSTANDING:
Comerica Class K Shares	708,463,782

Comerica Class Y Shares	1,066,859,469

COMERICA CLASS K SHARES:
Net asset value, offering price and redemption price per share	$1.00

COMERICA CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$1.00

See Notes to Financial Statements.

7

Institutional Money Market Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$72,847,670

EXPENSES:
Shareholder servicing fees:
Comerica Class K Shares	1,485,563
Investment advisory fees	3,386,101
Administration fees	1,389,179
Transfer agency/record keeping fees	684,412
Custody fees	210,774
Legal and audit fees	119,095
Printing and mailing fees	27,863
Trustees’ fees and expenses	27,667
Registration and filing fees	535
Other	57,428

Total Expenses	7,388,617
Fees waived and expenses reimbursed by Advisor	(3,194,247)

Net Expenses	4,194,370

NET INVESTMENT INCOME	68,653,300

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,653,300

See Notes to Financial Statements.

8

Institutional Money Market Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$68,653,300	$76,970,287

Net increase in net assets resulting from operations	68,653,300	76,970,287
Dividends to shareholders from net investment income:
Comerica Class K Shares	(22,745,526)	(18,415,003)
Comerica Class Y Shares	(45,907,774)	(58,555,284)
Net increase/(decrease) in net assets from Fund share transactions:
Comerica Class K Shares	267,459,420	234,330,571
Comerica Class Y Shares	(78,522,444)	(7,825,161)

Net increase in net assets	188,936,976	226,505,410
NET ASSETS:
Beginning of year	1,586,392,020	1,359,886,610

End of year	$1,775,328,996	$1,586,392,020

Undistributed net investment income	$5,163	$5,163

Capital Stock Activity(a):
Comerica Class K Shares:
Sold	$1,182,334,167	$1,728,191,459
Issued as reinvestment of dividends	21,781,548	17,266,481
Redeemed	(936,656,295)	(1,511,127,369)

Net increase	$267,459,420	$234,330,571

Comerica Class Y Shares:
Sold	$4,046,365,953	$3,891,724,717
Issued as reinvestment of dividends	7,474,583	10,813,784
Redeemed	(4,132,362,980)	(3,910,363,662)

Net decrease	$(78,522,444)	$(7,825,161)

(a)	Since the Institutional Money Market Fund has sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

See Notes to Financial Statements.

9

Institutional Money Market Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Comerica Class K Shares
	Year	Year	Period		Year	Period
	Ended	Ended	Ended		Ended	Ended
	6/30/08	6/30/07	6/30/06		12/31/05	12/31/04

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	0.039	0.049	0.021		0.029	0.004

Total from investment operations	0.039	0.049	0.021		0.029	0.004

Less distributions:
Dividends from net investment income	(0.039)	(0.049)	(0.021)		(0.029)	(0.004)

Total distributions	(0.039)	(0.049)	(0.021)		(0.029)	(0.004)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00

Total return(b)	3.98%	5.05%	2.17%		2.88%	0.43%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$708,464	$441,004	$206,674		$116,798	$11,663
Ratio of operating expenses to average net assets	0.41%	0.41%	0.41	%(c)	0.41%	0.37	%(c)
Ratio of net investment income to average net assets	3.83%	4.94%	4.38	%(c)	2.98%	1.62	%(c)
Ratio of operating expenses to average net assets without expense waivers	0.60%	0.61%	0.62	%(c)	0.62%	0.61	%(c)

(a)	Comerica Class K and Comerica Class Y Shares (formerly known as Class K and Class Y Shares) of the Fund commenced operations on September 17, 2004 and January 4, 1999, respectively. Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Annualized.

See Notes to Financial Statements.

10

Comerica Class Y Shares
Year	Year	Period		Year	Year	Year
Ended	Ended	Ended		Ended	Ended	Ended
6/30/08	6/30/07	6/30/06		12/31/05	12/31/04	12/31/03

$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

0.042	0.052	0.023		0.031	0.013	0.011

0.042	0.052	0.023		0.031	0.013	0.011

(0.042)	(0.052)	(0.023)		(0.031)	(0.013)	(0.011)

(0.042)	(0.052)	(0.023)		(0.031)	(0.013)	(0.011)

$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

4.24%	5.32%	2.30%		3.14%	1.28%	1.12%

$1,066,865	$1,145,388	$1,153,213		$1,112,004	$951,642	$1,006,660

0.16%	0.16%	0.16	%(c)	0.16%	0.12%	0.12%

4.18%	5.19%	4.59	%(c)	3.10%	1.27%	1.11%

0.35%	0.36%	0.37	%(c)	0.37%	0.36%	0.33%

See Notes to Financial Statements.

11

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12

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

The Fund is part of the Munder Funds family (the “Munder Funds” or the “Funds”), which consisted of 25 portfolios as of June 30, 2008, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Institutional Money Market Fund (the “Fund”), a series of MST. Financial statements of the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 2 classes of shares — Comerica Class K and Comerica Class Y Shares. Comerica Class K and Comerica Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge (CDSC). Both classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities of the Fund are valued on an amortized cost basis, which approximates current market value. Regular review and monitoring of the valuation of securities held by the Fund is performed pursuant to procedures established by the Board of Trustees. The Fund seeks to maintain a net asset value per share of $1.00.

Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral

13

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

14

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% of its average daily net assets.

The Advisor voluntarily waived fees and reimbursed certain expenses of the Fund in the amounts of $677,220 and $2,517,027, respectively, for the year ended June 30, 2008. These amounts are reflected as fees waived and expenses reimbursed by Advisor in the accompanying Statement of Operations. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1600% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

15

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $1,389,179 before payment of sub-administration fees and $930,929 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.0821% for administrative services.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $97,103 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this

16

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Comerica Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The maximum rate, as a percentage of average daily net assets, payable under the Plan is 0.25%.

No payments are made under the Plan with regard to Comerica Class Y Shares.

Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $58,371 to Comerica Bank for shareholder services provided to Comerica Class K shareholders.

5.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of certain expenses and income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

During the years ended June 30, 2008 and June 30, 2007, distributions of $68,653,300 and $76,970,287, respectively, were paid to shareholders from ordinary income on a tax basis.

17

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, the components of distributable earnings on a tax basis consisted of $1,859,477 of undistributed ordinary income.

The difference between book and tax distributable earnings is primarily due to deferred trustees’ fees and dividends payable.

At June 30, 2008, aggregate cost for Federal income tax purposes was $1,775,183,569.

7.	Subsequent Event

The Board of Trustees has approved the liquidation of the Fund. The liquidation is expected to occur during the fourth quarter of 2008 and will be coordinated to coincide with a significant redemption in-kind of shares of the Fund held by clients and customers of Comerica Bank and its affiliates.

8.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

9.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

10.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

18

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

11. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

19

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

20

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year total returns, on both a gross and net basis, of the Fund’s Comerica Class Y Shares as of December 31, 2007 compared to the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Comerica Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar, Inc. category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Comerica Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, and (2) the Fund had favorable Lipper rankings. The Board also considered information provided by MCM regarding the impact of recent credit and financial developments on certain of the Fund’s holdings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund

21

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

22

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

12. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

23

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

24

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

25

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

26

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management

27

Institutional Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

(since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

28

Report of Independent Registered Public Accounting Firm

To the Shareholders of Institutional Money Market Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Institutional Money Market Fund (one of the portfolios comprising Munder Series Trust) (the “Funds”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Money Market Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

29

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINSTMM608

ANNUAL REPORT
June 30, 2008

Liquidity Money
Market Fund

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Investment Allocation
iv	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
11	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Liquidity Money Market Fund

Investment Allocation, June 30, 2008 (Unaudited)

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments, which begins on the following page. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

ii

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iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table below entitled “Actual” provides information about actual account values and actual expenses for the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the first line entitled “Actual” under the heading “Expenses Paid During Period.” If your account is an IRA, your expenses may also have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The second line of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	1/1/08	6/30/08	1/1/08-6/30/08

Actual	$1,000.00	$1,013.10	$3.70

Hypothetical	$1,000.00	$1,021.18	$3.72

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio of 0.74% by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

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vi

Liquidity Money Market Fund

Portfolio of Investments, June 30, 2008

Principal
Amount		Value

CERTIFICATES OF DEPOSIT — 5.1%
$3,000,000	Bank of Tokyo – Mitsubishi Limited, YNK, 2.950% due 07/22/2008	$3,000,000
3,000,000	Marshall & Ilsley Corporation, 2.660% due 08/11/2008	3,000,000
3,000,000	Natixis Bank, YNK, 2.770% due 09/11/2008	3,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $9,000,000)		9,000,000

COMMERCIAL PAPER — 55.4%
3,000,000	Amsterdam Funding Corp., 2.570% due 07/11/2008 (a)	2,997,858
3,000,000	Barton Capital Corp., 2.620% due 09/04/2008 (a)	2,985,808
3,000,000	BNP Paribas, YNK, 2.675% due 07/18/2008 (a)	2,996,210
3,000,000	Bryant Park Funding LLC, 2.600% due 08/12/2008 (a)	2,990,900
3,000,000	CAFCO LLC, 2.790% due 07/24/2008 (a)	2,994,653
3,000,000	Calyon North America Inc., YNK, 2.640% due 09/08/2008 (a)	2,984,820
3,000,000	Charta LLC, 2.550% due 07/15/2008 (a)	2,997,025
3,000,000	CRC Funding LLC, 2.600% due 08/14/2008 (a)	2,990,467
3,000,000	Crown Point Capital Company, LLC, 2.610% due 07/07/2008 (a)	2,998,695
3,000,000	Fcar Owner Trust, Series II, 3.020% due 07/22/2008 (a)	2,994,715
3,000,000	Golden Funding Corporation, 2.750% due 08/28/2008 (a)	2,986,708
3,000,000	Gotham Funding Corporation, 2.780% due 07/23/2008 (a)	2,994,903
3,000,000	Greenwich Capital Holdings, Inc., 2.700% due 07/14/2008 (a)	2,997,075
3,000,000	ING U.S. Funding Corporation, 2.800% due 07/28/2008 (a)	2,993,700
3,000,000	International Lease Finance Corporation, 2.740% due 07/10/2008 (a)	2,997,945

See Notes to Financial Statements.

1

Liquidity Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

COMMERCIAL PAPER (Continued)
$3,000,000	Intesa Funding, 2.670% due 08/05/2008 (a)	$2,992,213
3,000,000	Jupiter Securitization Corporation, LLC, 2.600% due 07/24/2008 (a)	2,995,017
3,000,000	Lexington Parker Capital Corporation, 2.800% due 08/13/2008 (a)	2,989,967
3,000,000	Liberty Street Funding Corporation, 2.580% due 08/05/2008 (a)	2,992,475
3,000,000	Macquarie Bank Limited, YNK, 5.350% due 07/11/2008 (b)	3,000,000
3,000,000	New Center Asset Trust, 3.000% due 07/24/2008 (a)	2,994,250
3,000,000	Old Line Funding LLC, 2.700% due 08/15/2008 (a)	2,989,875
3,000,000	Park Avenue Receivables Corporation, 2.450% due 07/11/2008 (a)	2,997,958
3,000,000	Ranger Funding Company, LLC, 2.800% due 09/19/2008 (a)	2,981,333
3,000,000	Sheffield Receivables, 2.570% due 07/16/2008 (a)	2,996,788
3,000,000	Skandinaviska Enskilda Banken AB, YNK, 2.630% due 10/02/2008 (a)	2,979,618
3,000,000	St. George Bank Ltd., YNK, 2.770% due 08/08/2008 (a)	2,991,228
3,000,000	Svenska Handelsbank, Inc., 2.510% due 08/20/2008 (a)	2,989,542
3,000,000	Thames Asset Global Securitization, 2.760% due 07/07/2008 (a)	2,998,620
3,000,000	Thunder Bay Funding, LLC, 2.650% due 07/15/2008 (a)	2,996,908
3,000,000	UBS Finance Delaware LLC, YNK, 2.470% due 07/28/2008 (a)	2,994,443
3,000,000	Variable Funding Capital Corporation, 2.700% due 07/07/2008 (a)	2,998,650
3,000,000	Victory Receivables Corporation, 2.740% due 07/15/2008 (a)	2,996,803

TOTAL COMMERCIAL PAPER
(Cost $98,777,170)		98,777,170

See Notes to Financial Statements.

2

Principal
Amount		Value

CORPORATE BONDS AND NOTES — 8.4%
$3,000,000	American Honda Finance Corp., MTN, 144A, 3.013% due 09/18/2008 (b),(c),(d),(e)	$3,000,000
3,000,000	CC USA, Inc., MTN, 144A, 2.433% due 07/30/2008 (b),(c),(d),(e)	2,999,976
3,000,000	Merrill Lynch & Co., Inc., MTN, 2.471% due 08/22/2008 (b)	3,000,000
3,000,000	Sigma Finance Inc., MTN, 144A, 5.420% due 08/05/2008 (c),(d),(f)	3,000,000
3,000,000	Toyota Motor Credit Corp., MTN, 2.525% due 01/12/2009 (b)	3,000,000

TOTAL CORPORATE BONDS AND NOTES
(Cost $14,999,976)		14,999,976

REPURCHASE AGREEMENTS — 31.1%
40,000,000	Agreement with Merrill Lynch & Co., Inc., 2.500% dated 06/30/2008, to be repurchased at $40,002,778 on 07/01/2008, collateralized by $79,565,000 FNMA, 3.500%-6.000%, having maturities from 04/15/2013-06/25/2033 (value $41,204,393)	40,000,000
15,333,000	Agreement with State Street Bank and Trust Company, 1.850% dated 06/30/2008, to be repurchased at $15,333,788 on 07/01/2008, collateralized by $15,605,000 U.S. Treasury Bond, 3.560%, maturing 06/18/2010 (value $15,664,013)	15,333,000

TOTAL REPURCHASE AGREEMENTS
(Cost $55,333,000)		55,333,000

TOTAL INVESTMENTS
(Cost $178,110,146)	100.0%	178,110,146
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	54,413

NET ASSETS	100.0%	$178,164,559

See Notes to Financial Statements.

3

Liquidity Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

#	Amount requests less than 0.05% of net assets.

(a)	Rate represents annualized yield at date of purchase.

(b)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.

(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that has been deemed by Munder Capital Management, the Fund’s investment advisor, to be liquid.

(f)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 10% of its net assets in illiquid securities. At June 30, 2008, this security represents $3,000,000, 1.7% of net assets.

Security	Acquisition Date	Cost

Sigma Finance Inc., MTN, 144A, 5.420% due 08/05/2008	07/12/2007	$3,000,000

ABBREVIATIONS:
YNK	— Yankee Security
FNMA	— Federal National Mortgage Association
MTN	— Medium Term Note

See Notes to Financial Statements.

4

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5

Liquidity Money Market Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$122,777,146
Repurchase agreements	55,333,000

Total Investments	178,110,146
Cash	476
Interest receivable	224,245
Prepaid expenses and other assets	709

Total Assets	178,335,576

LIABILITIES:
Trustees’ fees and expenses payable	52,668
Distribution and shareholder servicing fees payable	36,728
Administration fees payable	21,510
Transfer agency/record keeping fees payable	14,732
Custody fees payable	3,002
Investment advisory fees payable	972
Accrued expenses and other payables	41,405

Total Liabilities	171,017

NET ASSETS	$178,164,559

Investments, at cost	$178,110,146

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(9,389)
Accumulated net realized loss on investments sold	(541)
Paid-in capital	178,174,489

$178,164,559

Net asset value, offering price and redemption price per share ($178,164,559/178,181,717 shares outstanding)	$1.00

See Notes to Financial Statements.

6

Liquidity Money Market Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$6,761,841

EXPENSES:
Distribution and shareholder servicing fees	560,210
Investment advisory fees	320,119
Administration fees	237,877
Printing and mailing fees	36,750
Transfer agency/record keeping fees	56,321
Legal and audit fees	56,936
Trustees’ fees and expenses	28,114
Custody fees	37,580
Registration and filing fees	7,079
Other	13,580

Total Expenses	1,354,566
Fees waived by distributor	(160,060)

Net Expenses	1,194,506

NET INVESTMENT INCOME	5,567,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,567,335

See Notes to Financial Statements.

7

Liquidity Money Market Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$5,567,335	$6,174,309

Net increase in net assets resulting from operations	5,567,335	6,174,309
Dividends to shareholders from net investment income	(5,567,335)	(6,174,309)
Net increase in net assets from Fund share transactions	34,633,397	15,923,279

Net increase in net assets	34,633,397	15,923,279
NET ASSETS:
Beginning of year	143,531,162	127,607,883

End of year	$178,164,559	$143,531,162

Accumulated distributions in excess of net investment income	$(9,389)	$(9,389)

Capital Stock Activity(a):
Sold	$212,702,233	$196,209,014
Issued as reinvestment of dividends	5,550,165	6,161,566
Redeemed	(183,619,001)	(186,447,301)

Net increase	$34,633,397	$15,923,279

(a)	Since the Fund has sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

See Notes to Financial Statements.

8

Liquidity Money Market Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Year	Year	Period		Year	Year	Year
	Ended	Ended	Ended		Ended	Ended	Ended
	6/30/08	6/30/07	6/30/06		12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.036	0.046	0.020		0.025	0.006	0.003

Total from investment operations	0.036	0.046	0.020		0.025	0.006	0.003

Less distributions:
Dividends from net investment income	(0.036)	(0.046)	(0.020)		(0.025)	(0.006)	(0.003)

Total distributions	(0.036)	(0.046)	(0.020)		(0.025)	(0.006)	(0.003)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total return(b)	3.61%	4.65%	1.98%		2.48%	0.62%	0.30%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$178,165	$143,531	$127,608		$140,752	$136,405	$128,688
Ratio of operating expenses to average net assets	0.75%	0.79%	0.77	%(c)	0.76%	0.77%	0.98%
Ratio of net investment income to average net assets	3.48%	4.56%	3.94	%(c)	2.44%	0.62%	0.28%
Ratio of operating expenses to average net assets without expense waivers	0.85%	0.89%	0.98	%(c)	1.01%	1.02%	1.08%

(a)	The Fund commenced operations on June 4, 1997. Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Annualized.

See Notes to Financial Statements.

9

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10

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

The Fund is part of The Munder Funds family (the “Munder Funds” or the “Funds”), which consisted of 25 portfolios as of June 30, 2008, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Liquidity Money Market Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has one class of shares, which is sold without either a front-end sales charge or a contingent deferred sales charge (CDSC).

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities of the Fund are valued on an amortized cost basis, which approximates current market value. Regular review and monitoring of the valuation of securities held by the Fund is performed pursuant to procedures established by the Board of Trustees. The Fund seeks to maintain a net asset value per share of $1.00.

Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that, in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase

11

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

Security Transactions and Net Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Direct expenses of the Fund are charged as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

12

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.20% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $237,877 before payment of sub-administration fees and $156,252 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1486% for administrative services.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to

13

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) that was adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund. The maximum rate, as a percentage of average daily net assets, payable under the Plan is 0.35%.

During the year ended June 30, 2008, the Fund’s distributor (“Distributor”) voluntarily waived a portion of its 12b-1 fees in the amount of $160,060. This amount is reflected as fees waived by Distributor in the accompanying Statement of Operations.

14

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

5.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of certain expenses and income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

During the years ended June 30, 2008 and June 30, 2007, distributions of $5,567,335 and $6,174,309, respectively, were paid to shareholders from ordinary income on a tax basis.

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Capital
Ordinary Income	Loss Carryover	Total

$31,355	$(541)	$30,814

The differences between book and tax distributable earnings are primarily due to deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $541 of unused capital losses of which $537 expires in 2009 and $4 expires in 2011.

At June 30, 2008, the aggregate cost for Federal income tax purposes was $178,110,146.

7.	Subsequent Event

The Board of Trustees has approved the liquidation of the Fund. The liquidation is expected to occur during the fourth quarter of 2008 and will be coordinated to coincide with a significant redemption in-kind of shares of the Fund held by clients and customers of Comerica Bank and its affiliates.

15

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

8.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337.

9.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

10.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

11.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was

16

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

17

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the Fund’s one-, three-, five- and ten-year total returns, on both a gross and net basis, as of December 31, 2007 compared to the median return of the Lipper, Inc. (“Lipper”) universe of institutional money market funds (the Fund’s “peer group” as categorized by Lipper) and the median return of the Lipper universe of money market funds; (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the Fund’s total returns, on a net basis, for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar, Inc. category as the Fund.

18

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

In this regard, the Board considered that: (1) the Fund’s average annual total returns, on a net basis, trailed the median return of the Lipper universe of institutional money market funds (the Fund’s peer group) for the one-, three-, five- and ten-year periods, and (2) the Fund’s average annual total returns, on a net basis, exceeded the median return of the Lipper universe of money market funds for the one- and three-year periods, but trailed the median return of the Lipper universe of money market funds for the five- and ten-year periods. The Board also considered information provided by MCM regarding the impact of recent credit and financial developments on certain of the Fund’s holdings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of

19

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

20

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

12.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

21

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

22

Liquidity Money Market Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

23

Liquidity Money Market Fund
 Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

24

Liquidity Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders of Liquidity Money Market Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Liquidity Money Market Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquidity Money Market Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

26

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLIQ608

ANNUAL REPORT
June 30, 2008

Munder Asset Allocation
Fund — Balanced
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
32	Statement of Assets and Liabilities
34	Statement of Operations
35	Statements of Changes in Net Assets
36	Statements of Changes in Net Assets — Capital Stock Activity
38	Financial Highlights
45	Notes to Financial Statements
65	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Smaller and medium-sized company stocks are more volatile and less liquid than larger, more established company securities. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Fixed income securities in which the Fund invests will tend to experience smaller fluctuations in value than equity securities. However, investors in any fixed income product should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s holdings by investment discipline. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT DISCIPLINE

ii

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Remi Browne, Robert Crosby, Tony Dong, Michael Gura, Thomas Kenny, Daniel LeVan, Joseph Skornicka and Michael Vandenbossche

The Fund earned a return of -5.29% for the year ended June 30, 2008, relative to the -4.85% return for a 60%/40% blend of the Russell 3000® Index and the Lehman Brothers Intermediate Government/Credit Index, and the -7.18% median return for the Lipper universe of mixed-asset target allocation growth funds.

The Fund is a diversified fund with investments in both fixed income and equity securities. As of June 30, 2008, the Fund’s asset allocation was approximately 63% equities and approximately 37% fixed income and cash equivalents. The equity portion of the Fund is divided into six separately managed segments: large-cap value, large-cap growth, multi-cap growth, mid-cap/small-cap blend (sometimes referred to as “smid”), international core equity, and international small-mid cap. The Fund’s two international segments were added in July 2007, replacing segments dedicated to investments in real estate investment trusts (“REITs”) and health care stocks. REITs and health care securities continue be held within other Fund equity segments. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

The Fund’s negative return for the year ended June 30, 2008 reflects the difficult market environment of the past 12 months. Of the segments of the Fund held for the entire one-year period, only the fixed income holdings earned a positive return. The two newly created international equity segments also posted negative returns during the period they were part of the Fund.

The positive performance of the fixed income segment of the Fund was primarily the result of the general decline in interest rates during the period. As an example, the yield on a 10-Year U.S. Treasury note fell from 5.03% on June 30, 2007 to 3.97% as of June 30, 2008. While the Fund’s fixed income holdings had strong absolute performance, the fixed income portion of the Fund lagged the Lehman Brothers Intermediate Government/Credit Index and therefore held back the Fund’s relative performance compared to its blended Russell/Lehman Brothers benchmark.

In contrast, most of the equity segments of the Fund made positive contributions to relative performance, with all segments other than the international small-mid cap segment beating the Russell 3000® Index during the relevant periods. In addition, each of the large-cap value, large-cap growth and multi-cap growth segments of the Fund outperformed their respective style-specific benchmarks. Strong stock selection was the primary driver of the relative strength of each of these segments. Weak stock selection

iii

in each of the smid, international core equity and international small-mid cap segments held back returns compared to their respective style-specific benchmarks.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 3000® Index is an unmanaged index that represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate, non-convertible debt of the U.S. Treasury, U.S. government agencies, or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly issued, fixed-rate, non-convertible, investment-grade U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mixed-asset target allocation growth funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Asset Allocation Fund — Balanced

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
					Russell 3000®/	Lipper Mixed-
				Russell	Lehman	Asset Target
Class and	With		Without	3000®	Blended	Allocation Growth
Inception Date	Load		Load	Index*	Index*	Funds Median**

CLASS Y 4/13/93	N/A		$19,286	$14,123	$15,774	$14,728

CLASS A 4/30/93	$17,863	#	$18,897	$14,123	$15,774	$14,728

CLASS B 6/21/94	N/A		$17,756	$14,123	$15,774	$14,728

CLASS C 1/24/96	N/A		$17,511	$14,123	$15,774	$14,728

CLASS K 4/16/93	N/A		$18,792	$14,123	$15,774	$14,728

CLASS R 7/29/04	N/A		$12,925	$12,901	$12,512	$12,598

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 3000® Index is an unmanaged index that represents approximately 98% of the investable U.S. equity market. The Russell 3000®/Lehman Blended Index is a blended index of 60% Russell 3000® Index and 40% Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate, non-convertible debt of the U.S. Treasury, U.S. government agencies, or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly issued, fixed-rate, non-convertible, investment-grade U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. Index comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Mixed-Asset Target Allocation Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One									Since
	One		Year	Five		Five	Ten		Ten	Since		Inception
Class and	Year		w/out	Years		Years	Years		Years	Inception		w/out
Inception Date	w/load		load	w/load		w/out load	w/load		w/out load	w/load		load

CLASS Y 4/13/93	N/A		(5.29)%	N/A		7.91%	N/A		6.79%	N/A		8.32%

CLASS A 4/30/93	(10.80)%	#	(5.58)%	6.42%	#	7.64%	5.97%	#	6.57%	7.82%	#	8.22%

CLASS B 6/21/94	(10.48)%	†	(6.28)%	6.53%	†	6.84%	N/A		5.91%	N/A		8.52%

CLASS C 1/24/96	(7.10)%	†	(6.26)%	N/A		6.83%	N/A		5.76%	N/A		7.34%

CLASS K 4/16/93	N/A		(5.53)%	N/A		7.64%	N/A		6.51%	N/A		8.09%

CLASS R 7/29/04	N/A		(5.81)%	N/A		N/A	N/A		N/A	N/A		6.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund Prospectus, the gross expense ratios for Class Y, A, B, C, K and R shares during the fiscal year ended 6/30/07 were 1.30%, 1.56%, 2.30%, 2.30%, 1.55% and 1.80%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1993-1996 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$928.30	$8.82	1.84%
Class B	$1,000.00	$924.90	$12.40	2.59%
Class C	$1,000.00	$924.40	$12.34	2.58%
Class K	$1,000.00	$927.90	$8.82	1.84%
Class R	$1,000.00	$927.20	$10.49	2.19%
Class Y	$1,000.00	$929.10	$7.58	1.58%

Hypothetical
Class A	$1,000.00	$1,015.71	$9.22	1.84%
Class B	$1,000.00	$1,011.98	$12.96	2.59%
Class C	$1,000.00	$1,012.03	$12.91	2.58%
Class K	$1,000.00	$1,015.71	$9.22	1.84%
Class R	$1,000.00	$1,013.97	$10.97	2.19%
Class Y	$1,000.00	$1,017.01	$7.92	1.58%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 63.5%
Consumer Discretionary — 5.4%
Auto Components — 0.1%
1,600	Aisin Seiki Co. Ltd.	$52,437
83	Continental AG	8,529
300	EXEDY Corporation	7,897
400	Linamar Corporation	4,903
383	Nokian Renkaat OYJ	18,392

		92,158

Automobiles — 0.1%
805	Bayerische Motoren Werke AG	38,720
3,000	Daihatsu Motor Co., Ltd.	34,355
574	Daimler AG	35,499
1,447	Fiat S.p.A. (a)	23,716
6,000	Isuzu Motors Limited	28,874

		161,164

Distributors — 0.2%
1,280	Inchcape Plc	8,146
9,350	LKQ Corporation †,(a)	168,954

		177,100

Diversified Consumer Services — 0.2%
597	BPP Holdings PLC	5,589
1,450	New Oriental Education & Technology Group Inc., ADR †,(a)	84,709
750	Strayer Education, Inc. (a)	156,802

		247,100

Hotels, Restaurants & Leisure — 1.0%
7,650	Burger King Holdings, Inc. (a)	204,943
5,558	Compass Group PLC	42,013
472	Flight Centre Ltd.	7,543
21	Kuoni Reisen Holding AG	10,099
11,790	McDonald’s Corporation	662,834
1,044	OPAP SA	36,458
193	Paddy Power plc	6,099
3,275	Penn National Gaming, Inc. †,(a)	105,291
61	Pierre & Vacances SA	6,275
115	Sodexho Alliance, SA	7,554
10,689	Thomas Cook Group Plc	49,821

		1,138,930

See Notes to Financial Statements.

1

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Consumer Discretionary (Continued)
Household Durables — 0.8%
5,625	Desarrolladora Homex S.A.B. de C.V., ADR †,(a)	$329,513
400	Hitachi Koki Co., Ltd.	6,585
448	Indesit Co. S.p.A. (a)	5,004
2,000	Makita Corporation	81,744
4,000	Matsushita Electric Industrial Co., Ltd.	86,265
2,350	Mohawk Industries, Inc. †,(a)	150,635
104	Nexity	2,823
252	SEB SA	14,795
3,400	Snap-on Incorporated (a)	176,834
1,300	Tupperware Brands Corporation (a)	44,486

		898,684

Internet & Catalog Retail — 0.1%
2	DeNA Co., Ltd. (a)	11,791
1,578	N Brown Group PLC	5,752
1,025	priceline.com Incorporated †,(a)	118,346

		135,889

Leisure Equipment & Products — 0.3%
268	Beneteau	5,869
4	Fields Corporation	7,044
5,315	Hasbro, Inc. (a)	189,852
2,000	Nikon Corp. (a)	58,389
500	Sankyo Co., Ltd.	32,585
879	Vitec Group plc	7,905

		301,644

Media — 1.3%
3,038	Aegis Group plc	6,520
360	Astral Media Inc.	11,308
18,470	Comcast Corporation, Class A Special (a)	346,497
2,300	Discovery Holding Company, Class A †,(a)	50,508
247	Eutelsat Communications †	6,879
876	Informa plc	7,206
88	Lagardere SCA	5,011
200	Modern Times Group MTG AB, B Shares	11,773
8,625	Omnicom Group Inc. (a)	387,090
13,300	Shaw Communications, Inc., Class B	270,788
25	Sky Perfect JSAT Corporation (a)	10,183

See Notes to Financial Statements.

2

Shares		Value

Consumer Discretionary (Continued)

Media (Continued)
9,750	Time Warner Inc.	$144,300
3,325	Vivendi Universal, S.A.	126,165
1,500	Walt Disney Company (The) (a)	46,800
2,336	WPP Group plc	22,532

		1,453,560

Multiline Retail — 0.0% #
1,843	David Jones Limited (a)	4,965
400	Don Quijote Co., Ltd.	7,319
960	Mothercare plc	6,119

		18,403

Specialty Retail — 0.9%
400	ABC-Mart (a)	10,284
4,800	Aeropostale, Inc. †,(a)	150,384
6,700	Buckle, Inc. (The) (a)	306,391
64	Dufry Group	5,858
357	Forzani Group Ltd. (The), Class A	5,199
3,164	Galiform Plc	2,679
2,750	GameStop Corp., Class A †,(a)	111,100
8,300	Guess?, Inc. (a)	310,835
5,500	Penske Automotive Group, Inc. (a)	81,070
400	Shimamura Co., Ltd.	24,636
1,200	Tiffany & Co. (a)	48,900

		1,057,336

Textiles, Apparel & Luxury Goods — 0.4%
4,330	Coach, Inc. †	125,050
2,950	Gildan Activewear Inc. †,(a)	76,346
3,350	Hanesbrands, Inc. †,(a)	90,919
6,000	Peace Mark (Holdings) Limited (a)	4,171
314	Swatch Group AG	78,458
10,000	Texwinca Holdings Limited	8,336
2,250	Wolverine World Wide, Inc. (a)	60,008

		443,288

Total Consumer Discretionary		6,125,256

See Notes to Financial Statements.

3

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Consumer Discretionary (Continued)
Consumer Staples — 5.7%
Beverages — 1.7%
1,233	Britvic PLC	$7,110
260	Carlsberg A/S, B Shares	25,113
7,550	Central European Distribution Corporation †,(a)	559,832
7,450	Coca-Cola Company (The)	387,251
1,898	Diageo plc	34,932
5,424	Lion Nathan Limited	44,458
3,800	Molson Coors Brewing Company, Class B (a)	206,454
9,675	PepsiCo, Inc.	615,233
1,988	SABMiller plc	45,617

		1,926,000

Food & Staples Retailing — 2.1%
497	Casino Guichard-Perrachon SA	56,340
126	Colruyt SA	33,292
2,475	Costco Wholesale Corporation (a)	173,597
27,571	CVS Caremark Corporation	1,090,985
2,400	FamilyMart Co., Ltd.	98,093
1,828	Koninklijke Ahold NV	24,579
5,000	Kroger Co. (The)	144,350
655	MARR S.p.A.	6,755
214	Sligro Food Group N.V.	8,625
4,820	Tesco PLC	35,455
300	Tsuruha Company Ltd.	9,832
9,735	Wal-Mart Stores, Inc.	547,107
1,055	Wesfarmers Limited	37,724
10,831	William Morrison Supermarkets plc	57,440

		2,324,174

Food Products — 0.8%
4,085	Archer-Daniels-Midland Company	137,869
19	CJ CheilJedang Corp. †	4,968
75	East Asiatic Company Ltd. A/S (The)	5,194
4,250	Flowers Foods, Inc. (a)	120,445
5,225	General Mills, Inc.	317,523
1,134	Glanbia plc	7,984
1,353	Greencore Group PLC	4,260
115	Greggs plc	8,425
2,450	Nestle S.A.	110,706
122	Nutreco Holding N.V.	8,204

See Notes to Financial Statements.

4

Shares		Value

Consumer Staples (Continued)

Food Products (Continued)
2,000	Toyo Suisan Kaisha, Ltd.	$45,204
1,125	Unilever plc	32,022
337	Viscofan S.A.	7,221
1,000	Wimm-Bill-Dann Foods OJSC, ADR †,(a)	105,220

		915,245

Household Products — 0.8%
2,575	Church & Dwight Co., Inc. (a)	145,101
11,375	Procter & Gamble Company (The)	691,714
583	Reckitt Benckiser Group PLC	29,554

		866,369

Personal Products — 0.2%
442	Gr. Sarantis S.A.	7,864
6,820	Herbalife Ltd. (a)	264,275
300	Mandom Corporation	7,614

		279,753

Tobacco — 0.1%
3,000	British American Tobacco p.l.c.	103,915
300	Rothmans, Inc.	7,973

		111,888

Total Consumer Staples		6,423,429

Energy — 10.2%
Energy Equipment & Services — 3.3%
110	Compagnie Generale de Geophysique-Veritas †	5,204
4,175	Core Laboratories N.V. †,(a)	594,311
1,500	Deep Sea Supply Plc	5,537
3,075	FMC Technologies, Inc. †	236,560
891	Fugro NV	76,104
3,150	IHS Inc., Class A †,(a)	219,240
1,040	John Wood Group PLC	10,244
9,115	National Oilwell Varco, Inc. †	808,683
2,200	Noble Corporation (a)	142,912

See Notes to Financial Statements.

5

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Energy (Continued)

Energy Equipment & Services (Continued)
3,500	Oceaneering International, Inc. †,(a)	$269,675
4,050	Oil States International, Inc. †	256,932
1,128	Petrofac Limited	16,593
3,100	Rowan Companies, Inc. (a)	144,925
2,075	Schlumberger Limited	222,917
2,625	Smith International, Inc. (a)	218,242
2,300	Superior Energy Services, Inc. †,(a)	126,822
97	Technip SA	8,978
2,450	Transocean Inc. †	373,355
570	Trinidad Drilling Ltd.	7,994

		3,745,228

Oil, Gas & Consumable Fuels — 6.9%
5,420	Apache Corporation	753,380
3,300	Atlas America, Inc. (a)	148,665
2,533	Australian Worldwide Exploration Limited †,(a)	10,102
1,000	BG Group plc, ADR	130,019
1,154	BG Group plc	30,043
1,666	Bow Valley Energy Ltd. †	10,162
9,754	BP p.l.c.	113,317
2,582	Centennial Coal Company Limited (a)	13,861
4,950	Chevron Corporation	490,693
1,438	Connacher Oil and Gas Limited †	6,064
5,135	ConocoPhillips	484,693
498	Dana Petroleum plc †	18,847
4,300	Denbury Resources Inc. †	156,950
1,200	Enbridge Inc. (a)	51,816
3,432	ENI S.p.A.	128,063
20,560	Exxon Mobil Corporation	1,811,953
900	Foundation Coal Holdings, Inc. (a)	79,722
10,095	Marathon Oil Corporation	523,628
7,800	Nexen Inc.	310,050
1,300	Noble Energy, Inc.	129,957
14,925	Occidental Petroleum Corporation	1,341,160
544	OMV Aktiengesellschaft	42,705
1,413	Repsol YPF, S.A.	55,684
4,624	Royal Dutch Shell PLC, B Shares	186,048
7,150	Southwestern Energy Company †	340,412

See Notes to Financial Statements.

6

Shares		Value

Energy (Continued)

Oil, Gas & Consumable Fuels (Continued)
900	StatoilHydro ASA	$33,557
1,416	Total S.A.	120,835
2,945	Total S.A., ADR	251,120
529	Venture Production plc	9,157

		7,782,663

Total Energy		11,527,891

Financials — 10.2%
Capital Markets — 1.8%
1,700	Affiliated Managers Group, Inc. †,(a)	153,102
1,005	Azimut Holding SpA	8,853
16,088	Bank of New York Mellon Corporation (The)	608,609
225	BlackRock, Inc. (a)	39,825
4,650	Eaton Vance Corp. (a)	184,884
5,660	Federated Investors, Inc., Class B (a)	194,817
1,195	ICAP plc	12,901
8,100	Morgan Stanley (a)	292,167
2,300	Nomura Holdings, Inc.	34,072
19	RISA Partners, Inc.	28,987
3,590	State Street Corporation	229,724
10,350	TD AMERITRADE Holding Corporation †,(a)	187,232

		1,975,173

Commercial Banks — 2.5%
3,001	Allied Irish Banks, public limited company	46,300
1,223	Banco BPI SA	5,074
6,738	Banco Itau Holding Financeira S.A., ADR	136,839
7,454	Banco Santander S.A.	136,959
4,444	Barclays PLC	25,803
6,670	BB&T Corporation (a)	151,876
1,475	BNP Paribas	133,626
3,450	Credicorp Ltd.	283,314
590	Daegu Bank	7,840
2,230	Danske Bank A/S	64,500
3,000	DBS Group Holdings Ltd.	41,586
6,860	DnB NOR ASA	87,279
382	Erste Bank der oesterreichischen Sparkassen AG (a)	23,781
3,800	Hang Seng Bank Limited	80,169
4,627	HBOS plc	25,437

See Notes to Financial Statements.

7

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Financials (Continued)

Commercial Banks (Continued)
1,425	HDFC Bank Limited, ADR (a)	$102,115
17,000	Hokuhoku Financial Group, Inc.	49,310
23,000	Industrial and Commercial Bank of China (Asia) Limited	62,092
654	KBC Groep NV	72,624
248	Laurentian Bank of Canada	10,200
735	National Bank of Greece S.A.	33,120
6,625	Nordea Bank AB	91,414
6,700	PNC Financial Services Group, Inc. (The)	382,570
1,042	Pusan Bank	13,946
13,711	Royal Bank of Scotland Group plc (The)	58,717
2,900	Signature Bank †,(a)	74,704
1,733	Standard Chartered plc	49,362
5,000	Suruga Bank Ltd.	65,028
395	Sydbank A/S	15,052
13,720	U.S. Bancorp (a)	382,651
1,050	Unibanco-Uniao de Bancos Brasileiros SA, GDR	133,276
1,000	Wing Hang Bank Limited	13,248

		2,859,812

Consumer Finance — 0.0% #
5,777	International Personal Finance	31,673

Diversified Financial Services — 1.4%
19,215	Bank of America Corporation	458,662
154	Bolsas y Mercados Espanoles, Sociedad Holding de Mercados y Sistemas Financieros, S.A.(a)	5,734
219	Deutsche Boerse AG	24,719
1,504	IG Group Holdings PLC	9,893
3,838	ING Groep N.V.	122,396
875	IntercontinentalExchange, Inc. †	99,750
22,795	JPMorgan Chase & Co.	782,097
6,280	KKR Financial Holdings LLC (a)	65,940
431	SNS Reaal	8,367

		1,577,558

Insurance — 3.3%
8,075	ACE Limited	444,852
3,750	AFLAC Incorporated	235,500
125	Almindelig Brand A/S †	6,571

See Notes to Financial Statements.

8

Shares		Value

Financials (Continued)

Insurance (Continued)
9,439	Amlin PLC	$47,097
5,125	Arch Capital Group Ltd. †	339,890
709	Assicurazioni Generali S.p.A.	27,204
9,300	Assurant, Inc.	613,428
8,976	Aviva plc	89,573
7,465	Axis Capital Holdings Limited	222,532
570	Baloise-Holding	60,038
13,573	Beazley Group PLC	30,077
195	CNP Assurances	22,031
3,450	Delphi Financial Group, Inc. (a)	79,833
283	Fondiaria-SAI S.p.A.	9,375
1,082	Hannover Rueckversicherung AG	53,406
4,255	Hartford Financial Services Group, Inc. (The) (a)	274,745
17	Helvetia Holding AG	6,619
4,100	Manulife Financial Corporation	142,311
18,587	Mapfre SA	88,963
6,770	MetLife, Inc.	357,253
3,820	Prudential Financial, Inc.	228,207
1,264	Swiss Reinsurance Company	84,201
4,360	Travelers Companies, Inc. (The)	189,224
440	Zurich Financial Services	112,633

		3,765,563

Real Estate Investment Trusts (REITs) — 1.0%
6,224	Abacus Group Holdings Limited (a)	6,862
1,100	Alexandria Real Estate Equities, Inc. (a)	107,074
40,540	Annaly Capital Management, Inc. (a)	628,775
403	Derwent London PLC	8,091
28,170	Dexus Property Group	37,267
1,350	Digital Realty Trust, Inc. (a)	55,229
1,000	Essex Property Trust, Inc. (a)	106,500
8,011	Goodman Group (a)	23,730
4,750	Gramercy Capital Corp. (a)	55,053
219	Klepierre	11,034
2,350	LaSalle Hotel Properties (a)	59,055

		1,098,670

Real Estate Management & Development — 0.2%
247	Deutsche Euroshop AG	9,454
1,462	FKP Property Group	6,868

See Notes to Financial Statements.

9

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Financials (Continued)

Real Estate Management & Development (Continued)
38	K.K. DaVinci Advisors †	$26,017
62	Kenedix Inc.	75,905
8,000	Midland Holdings Limited	4,966
180	Pirelli & C Real Estate SpA	3,514
6,000	The Wharf (Holdings) Limited	25,124
1,000	Tokyo Tatemono Co., Ltd.	6,470
482	Vivacon AG (a)	4,591

		162,909

Thrifts & Mortgage Finance — 0.0% #
174	Home Capital Group Inc.	6,740

Total Financials		11,478,098

Health Care — 5.8%
Biotechnology — 0.7%
145	Actelion Ltd. †	7,764
3,300	Biogen Idec Inc. †	184,437
5,975	BioMarin Pharmaceutical Inc. †,(a)	173,156
2,550	Cepheid †,(a)	71,706
6,450	Gilead Sciences, Inc. †	341,527
239	Grifols S.A.	7,635

		786,225

Health Care Equipment & Supplies — 0.6%
551	Ansell Limited	4,891
2,510	Baxter International, Inc.	160,490
200	Hogy Medical Co. Ltd. (a)	10,133
2,500	Hologic, Inc. †,(a)	54,500
4,900	Medtronic, Inc.	253,575
3,150	West Pharmaceutical Services, Inc. (a)	136,332

		619,921

Health Care Providers & Services — 1.4%
3,150	Aetna, Inc.	127,669
5,300	Express Scripts, Inc. †	332,416
39	Galenica AG	13,763
2,525	Laboratory Corporation of America Holdings †,(a)	175,816
1,300	LCA-Vision Inc. (a)	6,201
3,755	McKesson Corporation	209,942

See Notes to Financial Statements.

10

Shares		Value

Health Care (Continued)

Health Care Providers & Services (Continued)
4,200	Medco Health Solutions, Inc. †,(a)	$198,240
1,900	Mediceo Paltac Holdings Co., Ltd.	34,964
8,300	Psychiatric Solutions, Inc. †,(a)	314,072
261	Rhoen-Klinikum AG	8,288
804	Southern Cross Healthcare Limited	2,082
1,588	United Drug plc	8,826
6,675	VCA Antech, Inc. †,(a)	185,431

		1,617,710

Life Sciences Tools & Services — 0.4%
89	Lonza Group AG	12,345
450	Techne Corporation †,(a)	34,826
7,345	Thermo Fisher Scientific Inc. †	409,337

		456,508

Pharmaceuticals — 2.7%
16,610	Abbott Laboratories	879,832
1,006	AstraZeneca PLC	42,921
2,801	GlaxoSmithKline plc	62,096
1,200	Hisamitsu Pharmaceutical Company Inc.	52,211
143	Ipsen SA	7,317
13,115	Johnson & Johnson	843,819
398	Merck KGaA	56,579
475	Novo Nordisk A/S	31,088
3,800	Perrigo Company (a)	120,726
8,265	Pfizer Inc.	144,389
971	Recordati S.p.A.	7,575
692	Roche Holding AG	124,642
1,160	Sanofi-Aventis	77,493
182	Stada Arzneimittel AG	13,072
600	Takeda Pharmaceutical Company Limited	30,513
7,685	Teva Pharmaceutical Industries Limited, ADR	351,973
4,620	Wyeth	221,575

		3,067,821

Total Health Care		6,548,185

Industrials — 8.7%
Aerospace & Defense — 0.8%
1,800	Boeing Company (The)	118,296
325	Chemring Group Plc	15,316

See Notes to Financial Statements.

11

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Industrials (Continued)

Aerospace & Defense (Continued)
750	L-3 Communications Holdings, Inc. (a)	$68,152
828	MTU Aero Engines Holding AG	27,012
1,275	Precision Castparts Corp.	122,872
300	Saab AB	7,572
9,505	United Technologies Corporation	586,458

		945,678

Air Freight & Logistics — 0.1%
1,550	Expeditors International of Washington, Inc. (a)	66,650
300	Kintetsu World Express Inc. (a)	7,671

		74,321

Airlines — 0.0% #
1,124	Air France-KLM	26,970
530	Westjet Airlines Ltd. †,(a)	7,105

		34,075

Building Products — 0.0% #
24	Kaba Holding AG	7,307

Commercial Services & Supplies — 0.6%
107	Bureau Veritas SA	6,356
6,100	Corrections Corporation of America †	167,567
2,153	De La Rue PLC	38,275
1,497	Downer EDI Limited	9,859
5,000	Indofood Agri Resources Limited †	9,371
6	Intelligence, Ltd.	4,464
10,600	Interface, Inc., Class A (a)	132,818
1,303	Michael Page International Plc	6,067
300	Nissha Printing Co., Ltd.	17,262
3,582	Regus Group PLC	5,779
5,125	Ritchie Bros. Auctioneers Incorporated	139,041
1,900	Stericycle, Inc. †	98,230
747	Sthree PLC	2,392
437	Teleperformance	16,128

		653,609

Construction & Engineering — 0.6%
1,476	ACS, Actividades de Construccion y Servicios, S.A.	74,155
3,867	Balfour Beatty plc	32,736

See Notes to Financial Statements.

12

Shares		Value

Industrials (Continued)

Construction & Engineering (Continued)
175	Bird Construction Income Fund	$7,122
14,276	Boart Longyear Group	30,519
1,088	Bouygues	72,220
2,287	GallifordTry plc	1,720
520	GEK Group Of Cos SA	6,222
369	Imtech NV	8,674
4,117	Interserve PLC	37,886
2,325	Jacobs Engineering Group Inc. †	187,628
1,479	Keller Group plc	18,412
254	Kier Group Plc	4,807
636	Koninklijke BAM Groep nv	11,255
126	Koninklijke Boskalis Westminster N.V.	6,755
250	Morgan Sindall PLC	3,725
485	NCC AB, B Shares	7,308
230	Obrascon Huarte Lain S.A. (a)	7,818
800	Peab AB	5,486
915	VINCI	56,184

		580,632

Electrical Equipment — 1.7%
12,025	ABB Ltd., ADR	340,548
2,000	American Superconductor Corporation †,(a)	71,700
8,130	Belden Inc. (a)	275,444
600	First Solar, Inc. †,(a)	163,692
8,535	General Cable Corporation †,(a)	519,355
11,550	GrafTech International Ltd. †	309,887
6,000	Mitsubishi Electric Corporation	64,698
54	Nexans	6,663
1,630	Prysmian S.p.A.	41,293
143	SGL Carbon AG †	10,039
190	Solaria Energia y Medio Ambiente S.A. †,(a)	2,737
1,050	SunPower Corporation, Class A †,(a)	75,579

		1,881,635

Industrial Conglomerates — 0.8%
1,018	Cookson Group plc	12,724
28,965	General Electric Company	773,076
2,800	McDermott International, Inc. †	173,292

		959,092

See Notes to Financial Statements.

13

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Industrials (Continued)
Machinery — 3.4%
181	Andritz AG	$11,413
41	Bucher Industries AG	10,837
2,650	Bucyrus International, Inc., Class A	193,503
781	Charter plc	13,526
6,100	Cummins Inc.	399,672
6,255	Danaher Corporation (a)	483,512
4,025	Eaton Corporation	342,004
2,750	Flowserve Corporation	375,925
258	GEA Group AG	9,115
1,338	GILDEMEISTER Aktiengesellschaft (a)	37,898
500	Glory Ltd.	11,748
2,700	Komatsu Ltd.	75,265
2,163	Konecranes Oyj	89,566
851	MAN AG	94,473
8,225	Manitowoc Company, Inc. (The) (a)	267,559
1,000	Minebea Co., Ltd.	5,717
3,000	NSK Ltd.	26,247
1,875	Oshkosh Corporation (a)	38,794
2,877	PACCAR Inc. (a)	120,345
1,700	Parker-Hannifin Corporation	121,244
4,600	RBC Bearings Incorporated †	153,272
3,100	Robbins & Myers, Inc. (a)	154,597
4,525	Terex Corporation †,(a)	232,449
2,000	Toshiba Machine Co., Ltd.	13,637
1,800	Valmont Industries, Inc. (a)	187,722
56	Vossloh AG	7,300
8,405	Westinghouse Air Brake Technologies Corporation (a)	408,651

		3,885,991

Marine — 0.1%
50	Korea Line Corporation	8,413
5,000	Mitsui O.S.K. Lines Ltd.	71,243

		79,656

See Notes to Financial Statements.

14

Shares		Value

Industrials (Continued)
Road & Rail — 0.3%
2,100	CSX Corporation	$131,901
2,700	Landstar System, Inc. (a)	149,094
7,927	Stagecoach Group plc	44,210

		325,205

Trading Companies & Distributors — 0.3%
182	IMS International Metal Service	6,161
817	Klöckner & Co. AG (a)	46,796
700	Kuroda Electric Co., Ltd.	10,416
2,700	Mitsubishi Corp.	88,996
4,000	Mitsui & Co. Ltd.	88,336
8,400	Noble Group Limited	14,632
1,833	Rexel S.A.	25,714
3,900	Rush Enterprises, Inc., Class A †,(a)	46,839
573	Speedy Hire PLC	6,517
4,000	Tat Hong Holdings Ltd.	5,586

		339,993

Total Industrials		9,767,194

Information Technology — 8.1%
Communications Equipment — 1.5%
25,065	Cisco Systems, Inc. †	583,012
4,300	CommScope, Inc. †,(a)	226,911
2,200	Comtech Telecommunications Corp. †,(a)	107,800
16,900	Corning Incorporated	389,545
3,050	NICE-Systems Ltd., ADR †	90,188
3,649	Nokia OYJ	88,993
178	Nortel Networks Corporation †	1,463
4,100	QUALCOMM Incorporated	181,917
6,656	Spirent Communications plc †	8,684
465	TANDBERG asa	7,623

		1,686,136

Computers & Peripherals — 1.9%
3,825	Apple Inc. †	640,458
286	Gemalto NV †	10,411
15,365	Hewlett-Packard Company	679,286
5,880	International Business Machines Corporation	696,956
4,500	Logitech International S.A. †,(a)	120,600

See Notes to Financial Statements.

15

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Information Technology (Continued)

Computers & Peripherals (Continued)
300	Mitsumi Electric Co. Ltd. (a)	$6,682
85	Wincor Nixdorf AG	5,918

		2,160,311

Electronic Equipment & Instruments — 0.5%
7,360	Amphenol Corporation, Class A (a)	330,317
1,700	Itron, Inc. †,(a)	167,195
400	Nidec Corporation	26,633
5,000	Nippon Electric Glass Co., Ltd.	86,500

		610,645

Information Technology Services — 0.4%
886	Cap Gemini S.A.	52,228
5,275	Cognizant Technology Solutions Corporation, Class A †,(a)	171,490
1,400	Ementor ASA †	9,373
7,425	Satyam Computer Services Ltd., ADR (a)	182,061
146	Sopra Group	11,496

		426,648

Internet Software & Services — 1.2%
1,550	Akamai Technologies, Inc. †,(a)	53,925
1,050	Baidu.com, Inc., ADR †,(a)	328,608
3,950	DealerTrack Holdings, Inc. †,(a)	55,734
9,700	eBay Inc. †,(a)	265,101
850	Google Inc., Class A †	447,457
6,410	Open Text Corporation †,(a)	205,761

		1,356,586

Office Electronics — 0.1%
3,000	Konica Minolta Holdings, Inc.	50,657

Semiconductors & Semiconductor Equipment — 1.0%
646	AIXTRON Aktiengesellschaft	6,641
8,273	Diodes Incorporated †,(a)	228,666
16,685	Intel Corporation	358,394
7,425	MEMC Electronic Materials, Inc. †	456,934
300	Micronics Japan Co., Ltd.	10,821
3,750	Texas Instruments Incorporated	105,600

		1,167,056

See Notes to Financial Statements.

16

Shares		Value

Information Technology (Continued)
Software — 1.5%
1,848	Aveva Group plc	$56,686
300	Capcom Co., Ltd. (a)	8,758
1,200	Konami Corporation	41,927
3,025	McAfee, Inc. †	102,941
3,100	MICROS Systems, Inc. †,(a)	94,519
23,040	Microsoft Corporation	633,830
100	Nintendo Co., Ltd.	56,411
700	NSD CO. LTD.	7,944
28,975	Oracle Corporation †	608,475
600	Solera Holdings Inc. †	16,596
2,550	Sybase, Inc. †,(a)	75,021
309	Temenos Group AG †	9,574
8	Works Applications Co., Ltd.	10,096

		1,722,778

Total Information Technology		9,180,817

Materials — 4.5%
Chemicals — 2.4%
4,000	Air Water Inc.	47,088
6,050	Airgas, Inc.	353,260
1,344	BASF Aktiengesellschaft	92,726
1,435	BASF Aktiengesellschaft, ADR	198,174
665	Croda International Plc	8,477
3,200	FMC Corporation (a)	247,808
85	Honam Petrochemical Corp.	6,062
238	Incitec Pivot Limited	42,209
1,517	Koninklijke DSM nv	89,256
3,100	Koppers Holdings Inc.	129,797
243	Lanxess AG	9,978
1,775	Monsanto Company	224,431
1,800	NewMarket Corporation (a)	119,214
700	Nitto Denko Corporation	26,896
3,975	PPG Industries, Inc. (a)	228,046
5,575	Praxair, Inc.	525,388
9	Sika AG	14,167
68	Syngenta AG	22,116
1,700	Syngenta AG, ADR	109,990
227	Tessenderlo Chemie NV	12,087
10,000	Ube Industries Ltd.	35,410

See Notes to Financial Statements.

17

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Materials (Continued)

Chemicals (Continued)
151	Umicore	$7,465
28	Wacker Chemie AG	5,853
1,400	Yara International ASA	123,969

		2,679,867

Construction Materials — 0.1%
745	Cementir-Cementerie del Tirreno S.p.A.	5,020
1,808	CRH public limited company	53,232
84	Holcim Ltd.	6,805
284	Lafarge S.A.	43,547

		108,604

Containers & Packaging — 0.3%
3,150	Greif Inc., Class A	201,694
4,000	Rock-Tenn Company, Class A (a)	119,960

		321,654

Metals & Mining — 1.7%
485	Anglo American plc	34,063
4,898	BHP Billiton Limited (a)	205,192
2,200	Carpenter Technology Corporation (a)	96,030
8,325	Companhia Vale do Rio Doce, ADR	298,201
2,250	Compass Minerals International, Inc.	181,260
2,145	Freeport-McMoRan Copper & Gold Inc., Class B (a)	251,373
83	Korea Zinc Co. Ltd.	11,346
200	Major Drilling Group International Inc. †	9,807
1,000	Nippon Denko Co., Ltd.	11,536
3,905	Nucor Corporation (a)	291,586
1,210	Rautaruukki Oyj (a)	55,362
1,393	Red Back Mining Inc. †	11,748
1,075	Reliance Steel & Aluminum Co. (a)	82,872
111	Salzgitter AG	20,343
1,255	Sherritt International Corp.	18,892
1,540	ThyssenKrupp AG	96,695
2,285	TUBACEX, S.A.	27,486
187	Vedanta Resources PLC	8,146
665	Voestalpine AG	54,602

See Notes to Financial Statements.

18

Shares		Value

Materials (Continued)

Metals & Mining (Continued)
1,935	Xstrata PLC	$155,094
392	Yamana Gold Inc.	6,520

		1,928,154

Total Materials		5,038,279

Telecommunication Services — 2.4%
Diversified Telecommunication Services — 1.7%
27,617	AT&T Inc.	930,417
12,220	BT Group PLC	48,656
1,041	France Telecom S.A.	30,666
5,077	Telefonica S.A.	134,930
18,100	Telstra Corporation Ltd.	73,571
16,985	Verizon Communications Inc.	601,269
3,400	Vimpel Communications, Inc., ADR	100,912

		1,920,421

Wireless Telecommunication Services — 0.7%
2,400	American Tower Corporation, Class A †	101,400
11	KDDI Corporation	67,957
720	LG Telecom Ltd.	5,458
1,345	Millicom International Cellular S.A.	139,207
4,100	Mobile TeleSystems OJSC, ADR	314,101
2,400	NII Holdings, Inc. †	113,976
6,500	SmarTone Telecommunications Holdings Limited	6,686
32,967	Vodafone Group Plc	97,940

		846,725

Total Telecommunication Services		2,767,146

Utilities — 2.5%
Electric Utilities — 1.7%
3,925	American Electric Power Company, Inc.	157,903
5,585	Duke Energy Corporation (a)	97,067
804	E.ON AG	162,220
2,145	Edison International	110,210
10,624	Enel S.p.A.	101,031
850	Entergy Corporation (a)	102,408
3,495	Exelon Corporation	314,410
3,395	FirstEnergy Corp.	279,510
2,550	FPL Group, Inc.	167,229

See Notes to Financial Statements.

19

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Utilities (Continued)

Electric Utilities (Continued)
3,700	ITC Holdings Corp. (a)	$189,107
3,400	Northeast Utilities	86,802
147	Red Electrica de Espana	9,570
3,170	Southern Company (The) (a)	110,697
242	Union Fenosa S.A.	14,105

		1,902,269

Gas Utilities — 0.3%
5,870	Equitable Resources, Inc. (a)	405,382
104	Rubis	9,006
4,000	Xinao Gas Holdings Limited (a)	6,864

		421,252

Independent Power Producers & Energy Traders — 0.1%
13,556	International Power plc	116,647

Multi-Utilities — 0.4%
172	Atco Ltd.	8,783
6,340	National Grid PLC	83,410
2,000	NorthWestern Corporation	50,840
1,188	SUEZ	80,878
4,850	Wisconsin Energy Corporation (a)	219,317

		443,228

Total Utilities		2,883,396

TOTAL COMMON STOCKS
(Cost $61,046,974)		71,739,691

PREFERRED STOCKS — 0.3%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
372	Porsche AG	57,334

Financials — 0.1%
Commercial Banks — 0.1%
6,200	Banco Bradesco S.A., ADR	127,189

Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
1,455	Fresenius SE	125,697

See Notes to Financial Statements.

20

Shares		Value

Materials — 0.0% #
Chemicals — 0.0% #
135	Fuchs Petrolub AG	$12,753

TOTAL PREFERRED STOCKS
(Cost $320,075)		322,973

INVESTMENT COMPANY SECURITIES — 2.2%
Energy — 0.0% #
Oil, Gas & Consumable Fuels — 0.0% #
370	Crescent Point Energy Trust	14,652

Multi-Industry — 2.2%
Multi-Industry — 2.2%
2,462,283	Institutional Money Market Fund (b)	2,462,283

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $2,469,356)		2,476,935

RIGHTS — 0.0% #
952	Barclays PLC, Sub Shares, expires 07/17/2008, (exercise price: GBP 2.82) †,(c)	180
1,851	HBOS plc, expires 07/18/2008, (exercise price: GBP 2.75) †	396

TOTAL RIGHTS
(Cost $0)		576

Principal
Amount

ASSET-BACKED SECURITIES — 5.6%
Auto Loans — 3.1%
$895,000	Capital One Prime Auto Receivables Trust, Series 2007-1, Class A3, 5.470% due 06/15/2011	909,964
900,000	Harley Davidson Motorcycle Trust, Series 2006-3, Class A4, 5.220% due 06/15/2013 (d)	917,387
450,000	USAA Auto Owner Trust: Series 2006-4, Class A3, 5.010% due 06/15/2011	454,720

See Notes to Financial Statements.

21

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

ASSET-BACKED SECURITIES (Continued)
	USAA Auto Owner Trust: (Continued)
$925,000	Series 2008-1, Class A4, 4.500% due 10/15/2013	$915,866
350,000	Wachovia Auto Loan Owner Trust, Series 2007-1, Class C, 5.450% due 10/22/2012	326,801

		3,524,738

Credit Cards — 1.5%
400,000	Capital One Multi-Asset Execution Trust: Series 2005-A3, Class A3, 4.050% due 03/15/2013	400,492
300,000	Series 2006-C1, Class C, 2.761% due 03/17/2014 (e)	259,788
500,000	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 2.668% due 01/09/2012 (e)	482,008
500,000	MBNA Master Credit Card Trust, Series 2000-E, Class A, 7.800% due 10/15/2012	533,712

		1,676,000

Home Equity Loans — 0.3%
400,000	Structured Asset Investment Loan Trust, Series 2005-6, Class M1, 2.963% due 07/25/2035 (e)	305,002

Other — 0.7%
750,000	PG&E Energy Recovery Funding LLC, Series 2005-1, Class A5, 4.470% due 12/25/2014	741,806

Utilities — 0.0% #
62,889	Public Service New Hampshire Funding LLC, Series 2001-1, Class A2, 5.730% due 11/01/2010	63,219

TOTAL ASSET-BACKED SECURITIES
(Cost $6,306,822)		6,310,765

See Notes to Financial Statements.

22

Principal
Amount		Value

CORPORATE BONDS AND NOTES — 11.7%
Financials — 7.5%
$700,000	Aegon Funding Corp., 5.750% due 12/15/2020	$657,466
420,000	Allied Capital Corporation, 6.625% due 07/15/2011	406,294
140,000	Allstate Life Global Funding, MTN, 4.250% due 02/26/2010	140,424
480,000	Bank of America Corporation, 5.650% due 05/01/2018	448,122
650,000	BHP Billiton Finance, YNK, 4.800% due 04/15/2013	634,524
300,000	CIT Group Inc., MTN, 5.125% due 09/30/2014 (d)	214,875
550,000	Developers Diversified Realty Corp., 3.875% due 01/30/2009	543,462
150,000	First Union National, 7.800% due 08/18/2010	158,079
440,000	ING USA Global Funding Trust, 4.500% due 10/01/2010	444,180
375,000	International Lease Finance Corporation, 5.875% due 05/01/2013	334,567
510,000	Landesbank Baden-Wurttemberg, New York, MTN, 6.350% due 04/01/2012	555,762
225,000	Merrill Lynch & Co., MTN, 6.875% due 04/25/2018	214,138
400,000	National Rural Utilities Cooperative Finance Corp., 5.450% due 02/01/2018	389,001
62,500	Pemex Finance Ltd., YNK, 9.690% due 08/15/2009	64,381
650,000	PNC Funding Corp., 5.625% due 02/01/2017	606,131
450,000	Popular North America, Inc., MTN, 3.875% due 10/01/2008	449,054
800,000	RBS Capital Trust I, TruPS, 4.709% due 12/29/2049 (e)	695,228

See Notes to Financial Statements.

23

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

CORPORATE BONDS AND NOTES (Continued)

Financials (Continued)
$250,000	SLM Corporation, MTN, 3.080% due 07/26/2010 (e)	$221,856
300,000	Sovereign Bank, 4.375% due 08/01/2013 (becomes variable August 2008)	232,173
225,000	Weingarten Realty Investors, REIT, MTN, 4.857% due 01/15/2014	203,560
825,000	Wells Fargo & Company, 3.125% due 04/01/2009	821,273

		8,434,550

Industrials — 3.9%
450,000	Astra Zeneca PLC, YNK 5.400% due 09/15/2012	460,194
650,000	Cisco Systems Inc., 5.500% due 02/22/2016	655,790
690,000	Lowe’s Companies Inc., 6.100% due 09/15/2017 (a)	700,982
900,000	Pfizer Inc., 3.300% due 03/02/2009	900,670
438,905	Procter & Gamble – ESOP, 9.360% due 01/01/2021	551,466
700,000	Verizon Maryland, Inc., 6.125% due 03/01/2012	711,117
450,000	Waste Management Inc., 6.875% due 05/15/2009	458,878

		4,439,097

Utilities — 0.3%
350,000	Virginia Electric & Power Company, 4.100% due 12/15/2008	350,538

TOTAL CORPORATE BONDS AND NOTES
(Cost $13,455,756)		13,224,185

MORTGAGE-BACKED SECURITIES — 8.5%
Collateralized Mortgage Obligations (CMO) – Agency — 2.3%
	FHLMC:
310,186	Series 2866, Class WN, 4.500% due 01/15/2024	311,748

See Notes to Financial Statements.

24

Principal
Amount		Value

Collateralized Mortgage Obligations (Continued)
	FHLMC: (Continued)
$800,000	Series 2700, Class PG, 4.500% due 05/15/2032	$778,669
900,000	Series 3029, Class PD, 5.000% due 11/15/2030	895,149
559,678	Series 3254, Class NT, 5.750% due 11/15/2036	570,982
51,448	GNMA:
	Series 2002-9, Class B, 5.881% due 03/16/2024	51,503

		2,608,051

Collateralized Mortgage Obligations (CMO) – Non Agency — 0.3%
330,000	Asset Securitization Corporation, Series 1997-D4, Class A3, 8.014% due 04/14/2029 (e)	337,375

Commercial Mortgage-Backed Securities — 4.8%
490,830	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A1, 5.540% due 06/10/2046	493,605
901,265	First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2, 7.390% due 12/15/2031	926,416
800,000	GE Capital Commercial Mortgage Corporation, Series 2005-C1, Class A2, 4.353% due 06/10/2048	793,397
850,000	GS Mortgage Securities Corporation II, Series 2005-GG4, Class A4A, 4.751% due 07/10/2039	797,291
800,000	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031	791,015
	Wachovia Bank Commercial Mortgage Trust:
450,000	Series 2004-C15, Class A4, 4.803% due 10/15/2041	426,309
350,000	Series 2005-C18, Class A3, 4.790% due 04/15/2042	340,002
500,000	Series 2005-C20, Class A6A, 5.110% due 07/15/2042 (e)	488,763

See Notes to Financial Statements.

25

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MORTGAGE-BACKED SECURITIES (Continued)

Commercial Mortgage-Backed Securities (Continued)
$325,000	Series 2006-C23, Class A3, 5.496% due 01/15/2045	$317,433

		5,374,231

Mortgage Pass-Through Securities — 1.1%
	FHLMC:
118	Pool #E62394, Gold, 7.500% due 09/01/2010	121
25,945	Pool #323406, 5.926% due 11/01/2008	25,884
8,329	Pool #303105, 11.000% due 11/01/2020	9,534
27,814	Pool #100081, 11.500% due 08/20/2016	31,037
	FNMA:
284,398	Pool #386314, 3.790% due 07/01/2013	270,344
287,206	Pool #780620, 5.500% due 05/01/2034	284,777
652,806	Pool #872709, 5.500% due 06/01/2036	644,633
6,597	GNMA, Pool #780584, 7.000% due 06/15/2027	7,044

		1,273,374

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $9,628,013)		9,593,031

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.6%
Government Agency Debentures — 0.5%
400,000	Financing Corporation, 10.700% due 10/06/2017	577,514

Government Sponsored Enterprises (GSE) — 4.1%
	FHLB:
500,000	4.875% due 11/18/2011	516,763
500,000	4.875% due 03/12/2010	514,654
2,500,000	5.500% due 08/13/2014 (a)	2,655,875
	FHLMC:
50,000	4.875% due 11/15/2013	51,450
40,000	5.750% due 01/15/2012	42,457

See Notes to Financial Statements.

26

Principal
Amount		Value

Government Sponsored Enterprises (Continued)
$900,000	FNMA, 5.500% due 07/01/2038 (f),(g)	$887,063

		4,668,262

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,167,439)		5,245,776

U.S. TREASURY OBLIGATIONS — 4.4%
U.S. Treasury Bonds — 1.1%
375,000	6.250% due 05/15/2030	461,572
670,000	7.500% due 11/15/2016 (a)	836,925

		1,298,497

U.S. Treasury Notes — 3.3%
960,000	2.625% due 05/31/2010 (a)	960,600
110,000	3.500% due 05/31/2013 (a)	110,816
1,345,000	3.875% due 05/15/2018 (a)	1,333,757
1,000,000	4.125% due 05/15/2015 (a)	1,033,359
250,000	4.250% due 08/15/2015 (a)	259,746

		3,698,278

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,903,715)		4,996,775

Shares

COLLATERAL FOR SECURITIES ON LOAN — 20.9%
(Cost $23,663,790)
23,663,790	State Street Navigator Securities Trust – Prime Portfolio (h)	23,663,790

TOTAL INVESTMENTS
(Cost $126,961,940)	121.7%	137,574,497
OTHER ASSETS AND LIABILITIES (Net)	(21.7)	(24,505,118)

NET ASSETS	100.0%	$113,069,379

See Notes to Financial Statements.

27

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Security, or a portion thereof, is on loan.

(b)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 6).

(c)	Fair valued security as of June 30, 2008 (see Notes to Financial Statements, Note 2). At June 30, 2008, these securities represent $180, less than 0.05% of net assets.

(d)	Security, or a portion thereof, pledged or designated on the Fund’s books as collateral for when-issued purchase commitment.

(e)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.

(f)	Security purchased on a when-issued or delayed delivery basis and may be settled after the customary settlement period.

(g)	Security subject to mortgage dollar roll transaction.

(h)	At June 30, 2008, the market value of the securities on loan is $23,351,001.

ABBREVIATIONS:
ADR	— American Depositary Receipt
ESOP	— Employee Stock Ownership Plan
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GBP	— Great Britain Pound
GDR	— Global Depositary Receipt
GNMA	— Government National Mortgage Association
MTN	— Medium Term Note
TruPS	— Trust Preferred Security
YNK	— Yankee Security

See Notes to Financial Statements.

28

At June 30, 2008, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets		Value

COMMON STOCKS:
United States	47.8%		$54,002,788
United Kingdom	1.8		2,049,496
Japan	1.8		2,015,757
Switzerland	1.3		1,410,401
Canada	1.2		1,338,096
France	1.2		1,323,977
Bermuda	1.1		1,290,588
Netherlands	1.0		1,144,574
Germany	1.0		1,084,038
Spain	0.5		572,997
Brazil	0.5		568,316
Australia	0.5		559,621
Russian Federation	0.5		520,233
Israel	0.4		442,161
China	0.4		420,181
Italy	0.3		367,403
Mexico	0.3		329,513
India	0.2		284,176
Cayman Islands	0.2		264,275
Norway	0.2		261,801
Finland	0.2		252,313
Hong Kong	0.2		219,424
Denmark	0.1		147,518
Luxembourg	0.1		139,207
Sweden	0.1		137,316
Austria	0.1		132,501
Ireland	0.1		126,701
Belgium	0.1		125,468
Greece	0.1		83,664
South Korea	0.1		58,033
Singapore	0.1		56,543
Cyprus	0.0	#	5,537
Portugal	0.0	#	5,074

TOTAL COMMON STOCKS	63.5		71,739,691
PREFERRED STOCKS	0.3		322,973
INVESTMENT COMPANY SECURITIES	2.2		2,476,935
RIGHTS	0.0	#	576
ASSET-BACKED SECURITIES	5.6		6,310,765

See Notes to Financial Statements.

29

Munder Asset Allocation Fund — Balanced

Portfolio of Investments, June 30, 2008 (continued)

	% of
	Net Assets	Value

United States	10.7%	$12,065,086
Australia	0.6	634,524
United Kingdom	0.4	460,194
Cayman Islands	0.0 #	64,381

TOTAL CORPORATE BONDS AND NOTES	11.7	13,224,185
MORTGAGE-BACKED SECURITIES	8.5	9,593,031
U.S. GOVERNMENT AGENCY OBLIGATIONS	4.6	5,245,776
U.S. TREASURY OBLIGATIONS	4.4	4,996,775
COLLATERAL FOR SECURITIES ON LOAN	20.9	23,663,790

TOTAL INVESTMENTS	121.7	137,574,497
OTHER ASSETS AND LIABILITIES (Net)	(21.7)	(24,505,118)

NET ASSETS	100.0%	$113,069,379

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

30

[This Page Intentionally Left Blank]

31

Munder Asset Allocation Fund — Balanced

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $124,490,213)	$135,112,214
Securities of affiliated company (cost — $2,462,283)	2,462,283

Total Investments	137,574,497
Foreign currency, at value	16,080
Interest receivable	352,515
Dividends receivable	103,394
Receivable for investment securities sold	1,121,771
Receivable for Fund shares sold	18,665
Prepaid expenses and other assets	20,700

Total Assets	139,207,622

LIABILITIES:
Payable for investment securities purchased	1,042,975
Payable for investment securities purchased — mortgage dollar rolls	886,881
Payable for Fund shares redeemed	257,452
Payable upon return of securities loaned	23,663,790
Transfer agency/record keeping fees payable	100,196
Trustees’ fees and expenses payable	47,305
Custody fees payable	42,858
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	32,454
Administration fees payable	15,076
Investment advisory fees payable	2,009
Shareholder servicing fees payable — Class K Shares	1,942
Deferred mortgage dollar roll income	1,043
Accrued expenses and other payables	44,262

Total Liabilities	26,138,243

NET ASSETS	$113,069,379

Investments, at cost	$126,961,940

Foreign currency, at cost	$16,105

*	Including $23,351,001 of securities loaned.

See Notes to Financial Statements.

32

NET ASSETS consist of:
Undistributed net investment income	$14,692
Accumulated distributions in excess of gains	(3,053,085)
Net unrealized appreciation of investments	10,612,753
Paid-in capital	105,495,019

$113,069,379

NET ASSETS:
Class A Shares	$42,500,179

Class B Shares	$12,224,806

Class C Shares	$15,069,501

Class K Shares	$9,218,056

Class R Shares	$2,586

Class Y Shares	$34,054,251

SHARES OUTSTANDING:
Class A Shares	3,752,682

Class B Shares	1,091,933

Class C Shares	1,339,462

Class K Shares	819,051

Class R Shares	228

Class Y Shares	3,025,466

CLASS A SHARES:
Net asset value and redemption price per share	$11.33

Maximum sales charge	5.50%
Maximum offering price per share	$11.99

CLASS B SHARES:
Net asset value and offering price per share*	$11.20

CLASS C SHARES:
Net asset value and offering price per share*	$11.25

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.25

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$11.33

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.26

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

33

Munder Asset Allocation Fund — Balanced

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$2,124,343
Dividends on securities of unaffiliated companies(a)	1,394,002
Dividends on securities of affiliated company	164,404
Mortgage dollar roll income	3,844
Securities lending, net of borrower rebates	131,625

Total Investment Income	3,818,218

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	122,489
Class B Shares	141,446
Class C Shares	166,386
Class R Shares	14
Shareholder servicing fees:
Class K Shares	25,375
Investment advisory fees	805,269
Custody fees	305,479
Transfer agency/record keeping fees	280,762
Administration fees	191,576
Registration and filing fees	73,766
Legal and audit fees	69,818
Trustees’ fees and expenses	28,805
Other	69,095

Total Expenses	2,280,280

NET INVESTMENT INCOME	1,537,938

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	3,290,218
Foreign currency-related transactions	(43,944)
Net change in unrealized appreciation/(depreciation) of:
Securities	(11,809,877)
Foreign currency-related transactions	195

Net realized and unrealized loss on investments	(8,563,408)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,025,470)

(a)	Net of foreign withholding taxes of $44,636.

See Notes to Financial Statements.

34

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$1,537,938	$1,409,333
Net realized gain from security and foreign currency-related transactions	3,246,274	8,666,403
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(11,809,682)	7,762,603

Net increase/(decrease) in net assets resulting from operations	(7,025,470)	17,838,339
Dividends to shareholders from net investment income:
Class A Shares	(612,149)	(580,202)
Class B Shares	(72,328)	(64,565)
Class C Shares	(85,600)	(69,176)
Class K Shares	(127,950)	(131,592)
Class R Shares	(28)	(23)
Class Y Shares	(520,065)	(505,438)
Distributions to shareholders from net realized gains:
Class A Shares	(5,239,831)	(1,130,902)
Class B Shares	(1,540,235)	(395,421)
Class C Shares	(1,788,130)	(395,188)
Class K Shares	(1,093,469)	(268,872)
Class R Shares	(284)	(56)
Class Y Shares	(3,479,098)	(808,241)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(1,237,821)	(2,063,311)
Class B Shares	(866,823)	(7,004,913)
Class C Shares	350,645	(1,835,287)
Class K Shares	114,087	(1,655,180)
Class R Shares	313	79
Class Y Shares	4,039,485	(1,364,247)
Short-term trading fees	2,673	12,775

Net decrease in net assets	(19,182,078)	(421,421)
NET ASSETS:
Beginning of year	132,251,457	132,672,878

End of year	$113,069,379	$132,251,457

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$14,692	$(32,639)

See Notes to Financial Statements.

35

Munder Asset Allocation Fund — Balanced

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$7,124,459	$11,853,902
Issued as reinvestment of dividends and distributions	4,249,473	1,220,325
Redeemed	(12,611,753)	(15,137,538)

Net decrease	$(1,237,821)	$(2,063,311)

Class B Shares:
Sold	$1,181,716	$1,252,125
Issued as reinvestment of dividends and distributions	1,255,236	350,556
Redeemed*	(3,303,775)	(8,607,594)

Net decrease	$(866,823)	$(7,004,913)

Class C Shares:
Sold	$2,464,278	$1,841,634
Issued as reinvestment of dividends and distributions	1,134,186	295,336
Redeemed	(3,247,819)	(3,972,257)

Net increase/(decrease)	$350,645	$(1,835,287)

Class K Shares:
Sold	$1,490,015	$1,976,102
Issued as reinvestment of dividends and distributions	1,216,908	399,184
Redeemed	(2,592,836)	(4,030,466)

Net increase/(decrease)	$114,087	$(1,655,180)

Class R Shares:
Sold	$76	$75
Issued as reinvestment of dividends and distributions	312	79
Redeemed	(75)	(75)

Net increase	$313	$79

Class Y Shares:
Sold	$9,444,481	$6,209,372
Issued as reinvestment of dividends and distributions	3,905,482	1,300,779
Redeemed	(9,310,478)	(8,874,398)

Net increase/(decrease)	$4,039,485	$(1,364,247)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

36

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	568,578	935,854
Issued as reinvestment of dividends and distributions	337,305	96,717
Redeemed	(1,027,118)	(1,190,973)

Net decrease	(121,235)	(158,402)

Class B Shares:
Sold	96,519	100,098
Issued as reinvestment of dividends and distributions	100,353	28,249
Redeemed*	(271,328)	(694,237)

Net decrease	(74,456)	(565,890)

Class C Shares:
Sold	200,063	146,299
Issued as reinvestment of dividends and distributions	90,262	23,671
Redeemed	(265,487)	(313,431)

Net increase/(decrease)	24,838	(143,461)

Class K Shares:
Sold	121,361	158,190
Issued as reinvestment of dividends and distributions	97,201	31,834
Redeemed	(210,425)	(314,538)

Net increase/(decrease)	8,137	(124,514)

Class R Shares:
Sold	7	6
Issued as reinvestment of dividends and distributions	25	6
Redeemed	(7)	(6)

Net increase	25	6

Class Y Shares:
Sold	763,473	488,696
Issued as reinvestment of dividends and distributions	312,849	103,515
Redeemed	(730,567)	(685,078)

Net increase/(decrease)	345,755	(92,867)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

37

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$13.49		$12.19	$11.51	$10.64	$9.38

Income/(loss) from investment operations:
Net investment income	0.17		0.15	0.14	0.11	0.08
Net realized and unrealized gain/(loss) on investments	(0.81)		1.58	0.68	0.87	1.25

Total from investment operations	(0.64)		1.73	0.82	0.98	1.33

Less distributions:
Dividends from net investment income	(0.16)		(0.15)	(0.14)	(0.11)	(0.07)
Distributions from net realized gains	(1.36)		(0.28)	—	—	—

Total distributions	(1.52)		(0.43)	(0.14)	(0.11)	(0.07)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$11.33		$13.49	$12.19	$11.51	$10.64

Total return(d)	(5.58)%		14.48%	7.18%	9.24%	14.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$42,500		$52,241	$49,144	$41,806	$36,742
Ratio of operating expenses to average net assets	1.72%		1.54%	1.51%	1.47%	1.54%
Ratio of net investment income to average net assets	1.36%		1.20%	1.14%	1.03%	0.76%
Portfolio turnover rate	103	%(e)	52%	55%	75%	65%
Ratio of operating expenses to average net assets without expense reimbursements	1.72%		1.54%	1.51%	1.47%	1.55%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

See Notes to Financial Statements.

38

B Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$13.35		$12.07	$11.40	$10.53	$9.30

0.07		0.05	0.04	0.03	0.00	(c)

(0.80)		1.56	0.68	0.87	1.23

(0.73)		1.61	0.72	0.90	1.23

(0.06)		(0.05)	(0.05)	(0.03)	(0.00	)(c)
(1.36)		(0.28)	—	—	—

(1.42)		(0.33)	(0.05)	(0.03)	0.00	(c)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$11.20		$13.35	$12.07	$11.40	$10.53

(6.28)%		13.60%	6.36%	8.53%	13.26%

$12,225		$15,567	$20,901	$35,462	$42,565

2.47%		2.28%	2.26%	2.22%	2.29%

0.61%		0.44%	0.36%	0.27%	0.01%
103	%(e)	52%	55%	75%	65%

2.47%		2.28%	2.26%	2.22%	2.30%

See Notes to Financial Statements.

39

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$13.40		$12.12	$11.45	$10.58	$9.34

Income/(loss) from investment operations:
Net investment income	0.08		0.06	0.05	0.03	0.00	(c)
Net realized and unrealized gain/(loss) on investments	(0.81)		1.55	0.67	0.87	1.24

Total from investment operations	(0.73)		1.61	0.72	0.90	1.24

Less distributions:
Dividends from net investment income	(0.06)		(0.05)	(0.05)	(0.03)	(0.00	)(c)
Distributions from net realized gains	(1.36)		(0.28)	—	—	—

Total distributions	(1.42)		(0.33)	(0.05)	(0.03)	0.00	(c)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$11.25		$13.40	$12.12	$11.45	$10.58

Total return(d)	(6.26)%		13.54%	6.34%	8.49%	13.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,070		$17,622	$17,667	$18,443	$17,580
Ratio of operating expenses to average net assets	2.47%		2.28%	2.26%	2.22%	2.29%
Ratio of net investment income to average net assets	0.61%		0.44%	0.38%	0.28%	0.01%
Portfolio turnover rate	103	%(e)	52%	55%	75%	65%
Ratio of operating expenses to average net assets without expense reimbursements	2.47%		2.28%	2.26%	2.22%	2.30%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 24, 1996 and April 16, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

See Notes to Financial Statements.

40

K Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$13.41		$12.12	$11.45	$10.58	$9.33

0.17		0.15	0.14	0.11	0.08

(0.81)		1.57	0.67	0.87	1.24

(0.64)		1.72	0.81	0.98	1.32

(0.16)		(0.15)	(0.14)	(0.11)	(0.07)
(1.36)		(0.28)	—	—	—

(1.52)		(0.43)	(0.14)	(0.11)	(0.07)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$11.25		$13.41	$12.12	$11.45	$10.58

(5.53)%		14.48%	7.13%	9.29%	14.13%

$9,218		$10,875	$11,340	$11,153	$11,769

1.72%		1.53%	1.51%	1.47%	1.54%

1.36%		1.18%	1.13%	1.02%	0.76%
103	%(e)	52%	55%	75%	65%

1.72%		1.53%	1.51%	1.47%	1.55%

See Notes to Financial Statements.

41

Munder Asset Allocation Fund — Balanced(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year		Year	Year	Period
	Ended		Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$13.49		$12.19	$11.52	$10.32

Income/(loss) from investment operations:
Net investment income	0.13		0.12	0.11	0.08
Net realized and unrealized gain/(loss) on investments	(0.80)		1.58	0.67	1.21

Total from investment operations	(0.67)		1.70	0.78	1.29

Less distributions:
Dividends from net investment income	(0.13)		(0.12)	(0.11)	(0.09)
Distributions from net realized gains	(1.36)		(0.28)	—	—

Total distributions	(1.49)		(0.40)	(0.11)	(0.09)

Short-term trading fees	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$11.33		$13.49	$12.19	$11.52

Total return(d)	(5.81)%		14.19%	6.92%	12.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3		$3	$2	$2
Ratio of operating expenses to average net assets	1.99%		1.78%	1.74%	1.72	%(f)
Ratio of net investment income to average net assets	1.03%		0.92%	0.98%	0.81	%(f)
Portfolio turnover rate	103	%(e)	52%	55%	75%
Ratio of operating expenses to average net assets without expense reimbursements	1.99%		1.78%	1.74%	1.72	%(f)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and April 13, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	The portfolio turnover rate including mortgage dollar roll transactions was 104% for the year ended June 30, 2008.

(f)	Annualized.

See Notes to Financial Statements.

42

Y Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$13.41		$12.13	$11.46	$10.58	$9.33

0.20		0.18	0.17	0.14	0.10
(0.80)		1.56	0.67	0.88	1.24

(0.60)		1.74	0.84	1.02	1.34

(0.19)		(0.18)	(0.17)	(0.14)	(0.09)
(1.36)		(0.28)	—	—	—

(1.55)		(0.46)	(0.17)	(0.14)	(0.09)

0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$11.26		$13.41	$12.13	$11.46	$10.58

(5.29)%		14.67%	7.40%	9.66%	14.41%

$34,054		$35,944	$33,618	$27,733	$20,230
1.48%		1.28%	1.26%	1.22%	1.29%
1.61%		1.44%	1.39%	1.29%	1.01%
103	%(e)	52%	55%	75%	65%

1.48%		1.28%	1.26%	1.22%	1.30%

See Notes to Financial Statements.

43

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44

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Asset Allocation Fund — Balanced (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are

45

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less also may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency and foreign interest and dividend income transactions.

46

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security with a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition. Income is generated as consideration for entering into these transactions and is included in investment income in the Fund’s Statement of Operations. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

47

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an

48

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the

49

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.65% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $191,576 before payment of sub-administration fees and $124,782 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1546% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $7,482 in advisory fees before waivers and expense reimbursements ($424 after waivers and expense reimbursements) and $3,069 in administration fees.

50

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

51

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2008 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $98,325,460 and $99,520,313, respectively, for the year ended June 30, 2008. For the year ended June 30, 2008, cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments were $25,296,797 and $28,771,171, respectively. Cost of purchases and proceeds from sales of mortgage dollar rolls were $1,794,586 and $887,660, respectively.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $14,453,429, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $4,372,747 and net appreciation for Federal income tax purposes was $10,080,682. At June 30, 2008, aggregate cost for Federal income tax purposes was $127,493,815.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value	Purchased		Sold		Value	Dividend	Realized
	at 6/30/07	Cost	Shares	Cost	Shares	at 6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$999,782	$59,528,607	59,528,607	$58,066,106	58,066,106	$2,462,283	$164,404	$—

52

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2008 (continued)

7.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $861.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses, distribution redesignations, premium amortization and partnership adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$(72,487)	$72,487

53

Munder Asset Allocation Fund — Balanced
 Notes to Financial Statements, June 30, 2008 (continued)

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2008 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total

June 30, 2008	$3,674,867	$10,884,300	$14,559,167
June 30, 2007	1,350,996	2,998,680	4,349,676

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October	Unrealized
Income	Loss	Appreciation	Total

$51,600	$(2,522,332)	$10,080,878	$7,610,146

The differences between book and tax distributable earnings are primarily due to wash sales, real estate investment trust basis adjustments, premium amortization accruals, deferred Trustees’ fees, partnership open basis adjustments and passive foreign investment company unreversed inclusions.

Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $2,522,332.

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 34.23% will qualify for dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $1,438,638 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2007, the amount of long-term capital gain distributions designated by the Fund was $10,884,300.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the

54

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

55

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

56

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark blend of indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

57

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on both a gross and net basis, exceeded the performance of the benchmark for the one-, three-, five- and ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings and Morningstar ratings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board

58

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives, policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

59

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

60

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

61

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

62

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

63

Munder Asset Allocation Fund — Balanced

Notes to Financial Statements, June 30, 2008 (continued)

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

64

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Asset Allocation Fund — Balanced and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Asset Allocation Fund — Balanced (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Asset Allocation Fund — Balanced of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

65

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66

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67

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBLNC608

ANNUAL REPORT
June 30, 2008

Munder Bond Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a
-7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at
1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
14	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Statements of Changes in Net Assets — Capital Stock Activity
20	Financial Highlights
25	Notes to Financial Statements
47	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. A significant portion of the Fund is invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly in periods of declining interest rates. The Fund also invests in Yankee securities (i.e., dollar-denominated securities of foreign issuers), which involve additional risks due to foreign economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on total investments as of June 30, 2008; therefore the percentages shown in the Portfolio of Investments included in this report, which are based on net assets, will not be the same. The following pie chart illustrates the allocation of the Fund’s investments. A complete list of holdings as of June 30, 2008, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Krushena and Peter Root

The Fund earned a 5.06% return for the one year ended June 30, 2008, compared to the 7.12% return for the Lehman Brothers Aggregate Bond Index and the 3.70% median return for the Lipper universe of corporate debt A-rated funds.

The Fund benefited from a positive market environment for bond investors in general, but lagged its Lehman Brothers benchmark for the year ended June 30, 2008. Relative weakness during the July through December 2007 time period more than offset the Fund’s strong relative performance during the January through June 2008 time period. The primary reason for the Fund’s lagging performance was its underweight in U.S. Treasury securities, the strongest performing sector of the Lehman Brothers benchmark universe on a risk-adjusted basis. Although the Fund’s holdings in Treasury securities were increased over the course of the year, we started with a significant underweight in the sector. Issue selection had a negative impact on the one-year performance as well, primarily in the July through December 2007 time period. This was due primarily to one position in a subprime mortgage originator, which was eliminated from the Fund in late 2007. Other than that one position, the Fund’s direct subprime exposure has been small, representing less than 3% of the Fund.

During the first half of 2008, the Fund’s exposure to commercial mortgage-backed and asset-backed securities was increased. The increase was well-timed, and improved pricing in those sectors contributed positively to relative performance. In contrast to sector weights and issue selection, the maturity structure of the Fund had a slight positive impact on returns for the one-year period.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of corporate debt A-rated funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Bond Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08
				Lehman
				Aggregate	Lipper Corp.
Class and	With		Without	Bond	Debt A-Rated
Inception Date	Load		Load	Index*	Funds Median**

CLASS Y 12/1/91	N/A		$15,852	$17,380	$15,770

CLASS A 12/9/92	$14,812	#	$15,435	$17,380	$15,770

CLASS B 3/13/96	N/A		$14,320	$17,380	$15,770

CLASS C 3/25/96	N/A		$14,325	$17,380	$15,770

CLASS K 11/23/92	N/A		$15,463	$17,380	$15,770

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

*	The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. Index comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 7/1/98.

**	The Lipper Corporate Debt A-Rated Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 7/1/98.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		5.06%	N/A		3.35%	N/A		4.71%	N/A		5.52%

CLASS A 12/9/92	0.46%	#	4.70%	2.24%	#	3.07%	4.01%	#	4.44%	5.08%	#	5.36%

CLASS B 3/13/96	(1.07)%	†	3.92%	1.96%	†	2.30%	N/A		3.66%	N/A		4.25%

CLASS C 3/25/96	3.01%	†	4.01%	N/A		2.31%	N/A		3.66%	N/A		4.23%

CLASS K 11/23/92	N/A		4.80%	N/A		3.09%	N/A		4.46%	N/A		5.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/07 were 1.02%, 1.28%, 2.03%, 2.03% and 1.28%, respectively. On May 12, 2008, Munder Capital Management began limiting expenses to reduce the net expense ratios for Class Y, A, B, C and K Shares to 0.40%, 0.65%, 1.40%, 1.40% and 0.65%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y shares during the 1991-1996 and 2008 calendar years and the Fund’s Class A, B, C and K shares during the 1992-1996 and 2008 calendar years. Total returns and yields would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period(1),(2)	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio(2)

Actual
Class A	$1,000.00	$1,011.90	$5.55	1.11%
Class B	$1,000.00	$1,008.10	$9.39	1.88%
Class C	$1,000.00	$1,009.10	$9.29	1.86%
Class K	$1,000.00	$1,012.90	$4.85	0.97%
Class Y	$1,000.00	$1,014.20	$4.01	0.80%

Hypothetical
Class A	$1,000.00	$1,019.34	$5.57	1.11%
Class B	$1,000.00	$1,015.51	$9.42	1.88%
Class C	$1,000.00	$1,015.61	$9.32	1.86%
Class K	$1,000.00	$1,020.04	$4.87	0.97%
Class Y	$1,000.00	$1,020.89	$4.02	0.80%

(1)	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).
(2)	Effective June 14, 2008, Munder Capital Management reduced the investment advisory fee for the Fund and contractually agreed to limit the annualized expense ratio of the Fund to 0.65% for Class A and Class K shares, 1.40% for Class B and Class C shares, and 0.40% for Class Y shares. If this arrangement had been in place during the entire one-half year period ended June 30, 2008, expenses paid on an actual $1,000 investment during the period would have been $3.25, $6.99, $6.99, $3.25 and $2.00 for Class A, Class B, Class C, Class K and Class Y shares, respectively, and expenses paid on a hypothetical $1,000 investment with a 5% rate of return during the period would have been $3.27, $7.02, $7.02, $3.27 and $2.01 for Class A, Class B, Class C, Class K and Class Y shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Bond Fund

Portfolio of Investments, June 30, 2008

Principal
Amount		Value

ASSET-BACKED SECURITIES — 10.4%
Auto Loans — 2.4%
$3,000,000	DaimlerChrysler Auto Trust, Series 2007-A, Class A4, 5.280% due 03/08/2013	$3,033,259
2,235,000	Ford Credit Auto Owner Trust, Series 2007-A, Class C, 5.800% due 02/15/2013	2,022,940
2,250,000	Wachovia Auto Loan Owner Trust, Series 2007-1, Class C, 5.450% due 10/22/2012	2,100,864
294,944	WFS Financial Owner Trust, Series 2004-3, Class A4, 3.930% due 02/17/2012	295,031

		7,452,094

Credit Cards — 5.4%
	Capital One Multi-Asset Execution Trust:
600,000	Series 2006-C1, Class C, 2.761% due 03/17/2014 (c)	519,577
2,050,000	Series 2008-A3, Class A3, 5.050% due 02/15/2016	2,027,885
	Citibank Credit Card Issuance Trust:
5,500,000	Series 2006-A4, Class A4, 5.450% due 05/10/2013 (b)	5,631,842
500,000	Series 2006-C4, Class C4, 2.668% due 01/09/2012 (c)	482,008
2,400,000	MBNA Credit Card Master Note Trust, Series 2004-A7, Class A7, 2.571% due 12/15/2011 (c)	2,392,464
5,170,000	MBNA Master Credit Card Trust II, Series 2000-E, Class A, 7.800% due 10/15/2012 (b)	5,518,582

		16,572,358

Home Equity Loans — 1.2%
59,948	Contimortgage Home Equity Loan, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	59,846
526,601	Countrywide Inc., Series 2003-BC6, Class M5, 4.683% due 04/25/2033 (c)	301,504
80,182	FHLMC, Series T-7, Class A6, 7.030% due 08/25/2028 (c)	79,556

See Notes to Financial Statements.

1

Munder Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (Continued)
$410,000	Morgan Stanley ABS Capital I, Inc., 2005-HE2, Class M-2, 2.923% due 01/25/2035 (c)	$309,748
150,000	Park Place Securities Inc., Series 2005-WCH1, Class M2, 3.003% due 01/25/2036 (c)	113,681
3,177,000	Structured Asset Investment Loan Trust, Series 2005-6, Class M1, 2.963% due 07/25/2035 (b),(c)	2,422,478
350,230	Wachovia Asset Securitization, Inc., Series 2003-HE1 Trust, Series A1, 2.773% due 03/25/2033 (c)	276,590

		3,563,403

Time Share Receivables — 0.7%
	Marriott Vacation Club Owner Trust:
1,973,314	Series 2004-2A, Class A, 144A, 4.192% due 10/20/2026 (d),(e),(f)	1,844,367
328,886	Series 2004-2A, Class B, 144A, 4.341% due 10/20/2026 (d),(e),(f)	303,248

		2,147,615

Utilities — 0.5%
1,000,000	AEP Texas Central Transition Funding, Series 2006-A, Class A2, 4.980% due 07/01/2013	1,012,208
534,558	Public Service New Hampshire Funding LLC, Series 2001-1, Class A2, 5.730% due 11/01/2010	537,363

		1,549,571

Other — 0.2%
2,500,000	ELM BV, 144A, YNK, 18.803% due 06/20/2013 (c),(d),(e),(g),(h)	572,750

TOTAL ASSET-BACKED SECURITIES
(Cost $34,771,262)		31,857,791

See Notes to Financial Statements.

2

Principal
Amount		Value

CORPORATE BONDS AND NOTES — 32.8%
Financials — 22.3%
$1,000,000	Aegon Funding Corp., 5.750% due 12/15/2020 (a)	$939,237
5,000,000	AIG SunAmerica Institutional, MTN, YNK, 5.750% due 02/16/2009	5,074,280
3,306,000	Allied Capital Corporation, 6.625% due 07/15/2011 (b)	3,198,115
2,000,000	Banco Mercantil del Norte S.A., 144A, YNK, Series 144A, 5.875% due 02/17/2014, (becomes variable February 2009) (c),(d),(e),(g)	2,000,000
4,560,000	Bank of America Corporation, 5.650% due 05/01/2018 (b)	4,257,157
560,000	Cincinnati Financial Corp., 6.125% due 11/01/2034	495,079
1,200,000	CIT Group Inc., MTN, 5.125% due 09/30/2014	859,499
2,000,000	City National Corporation, 5.125% due 02/15/2013	1,904,242
5,480,000	Developers Diversified Realty Corp., 3.875% due 01/30/2009 (b)	5,414,859
1,465,000	Ford Motor Credit Company, 5.800% due 01/12/2009 (a)	1,398,866
3,500,000	Independence Community Bank Corporation, 3.750% due 04/01/2014, (becomes variable April 2009) (b)	2,810,399
2,650,000	International Lease Finance Corporation, MTN, 4.375% due 11/01/2009 (b)	2,561,959
4,420,000	Landesbank Baden-Wurttemberg, New York, MTN, 6.350% due 04/01/2012	4,816,602
3,285,000	Lehman Brothers Holdings, MTN, 5.625% due 01/24/2013 (b)	3,109,269
1,250,000	Merrill Lynch & Co., Inc., 6.050% due 08/15/2012	1,223,395
3,110,000	National Rural Utilities Cooperative Finance Corp., 5.450% due 02/01/2018 (b)	3,024,481
500,000	Pemex Finance Ltd., YNK, 9.690% due 08/15/2009	515,050
3,655,000	PNC Funding Corp., 5.625% due 02/01/2017 (b)	3,408,320

See Notes to Financial Statements.

3

Munder Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

CORPORATE BONDS AND NOTES (Continued)

Financials (Continued)
$4,955,000	RBS Capital Trust I, 4.709% due 12/29/2049, (becomes variable June 2013) (a)	$4,306,068
700,000	Simon Property Group LP, 5.750% due 05/01/2012	699,983
	SLM Corporation, MTN:
1,820,000	3.080% due 07/26/2010 (c)	1,615,114
750,000	3.950% due 08/15/2008	744,977
4,000,000	Stancorp Financial Group, 6.900% due 05/29/2067 (c)	3,356,456
5,000,000	UBS Preferred Funding Trust II, 7.247% due 06/29/2049, (becomes variable June 2011) (b),(c)	4,983,780
5,010,000	Wachovia Corp., 5.750% due 02/01/2018 (b)	4,566,189
820,000	Weingarten Realty Investors, REIT, MTN, 4.857% due 01/15/2014	741,863
525,000	Wells Fargo Bank, 4.750% due 02/09/2015 (a)	500,763

		68,526,002

Industrials — 9.2%
1,970,000	Allied Waste North America, Inc., 6.375% due 04/15/2011	1,950,300
120,000	Amkor Technologies, Inc., 7.750% due 05/15/2013	111,300
4,500,000	AT&T Inc., 5.500% due 02/01/2018 (a)	4,360,536
1,552,000	Coca-Cola Enterprises, Inc., 8.500% due 02/01/2022	1,905,474
3,000,000	Comcast Corp., 6.400% due 05/15/2038	2,767,419
120,000	Freeport-McMoRan Copper & Gold Inc., 8.250% due 04/01/2015	126,150
2,500,000	General Motors Corporation, 7.200% due 01/15/2011 (a)	1,925,000
2,945,000	Home Depot Inc., 5.400% due 03/01/2016	2,704,255

See Notes to Financial Statements.

4

Principal
Amount		Value

Industrials (Continued)
$770,000	Kansas City Southern Railway, 8.000% due 06/01/2015 (a)	$777,700
100,000	Levi Strauss & Co., 9.750% due 01/15/2015 (a)	100,500
2,155,000	Lowe’s Companies Inc., 6.100% due 09/15/2017 (a)	2,189,299
1,970,000	Swift Energy Co., 7.625% due 07/15/2011	1,960,150
2,385,000	Target Corp., 6.000% due 01/15/2018 (a)	2,393,517
3,150,000	Waste Management Inc., 6.875% due 05/15/2009 (b)	3,212,147
2,000,000	Westlake Chemical Corp., 6.625% due 01/15/2016	1,680,000

		28,163,747

Utilities — 1.3%
600,000	AmerenEnergy Generating Company, Series F, 7.950% due 06/01/2032	610,734
3,500,000	Virginia Electric & Power Company, 4.100% due 12/15/2008 (b)	3,505,376

		4,116,110

TOTAL CORPORATE BONDS AND NOTES
(Cost $105,410,173)		100,805,859

MORTGAGE-BACKED SECURITIES — 31.2%
Collateralized Mortgage Obligations (CMO) – Agency — 6.5%
	FHLMC:
340,259	Series 1603, Class J, 6.500% due 07/15/2023	345,950
1,055,756	Series 1650 Class J, 6.500% due 06/15/2023 (b)	1,067,064
3,886	Series 2132, Class PD, 6.000% due 11/15/2027	3,887
4,000,000	Series 2734 Class PD, 5.000% due 01/15/2027 (b)	4,055,328
725,000	Series 2764, Class QD, 5.000% due 02/15/2029	731,383
1,300,000	Series 2802 Class NC, 5.000% due 05/15/2028 (b)	1,319,217

See Notes to Financial Statements.

5

Munder Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MORTGAGE-BACKED SECURITIES (Continued)

Collateralized Mortgage Obligations (Continued)
	FHLMC: (Continued)
$5,000,000	Series 3022, Class MB, 5.000% due 12/15/2028 (b)	$5,062,799
3,800,000	Series 3098, Class PC, 5.000% due 03/15/2029 (b)	3,839,778
121,994	Series 3164, Class NA, 6.000% due 02/15/2027	124,696
	FNMA:
250,202	Series 1990-5, Class J, 8.200% due 01/25/2020	272,554
1,600,000	Series 1994-60, Class PJ, 7.000% due 04/25/2024 (b)	1,699,530
533,028	Series 2003-63, Class GU, 4.000% due 07/25/2033	532,373
799,120	Series 2006-97, Class MA, 6.000% due 06/25/2016	819,141

		19,873,700

Collateralized Mortgage Obligations (CMO) – Non Agency — 0.1%
306,325	JP Morgan Mortgage Trust, Series 2005-A3, Class 6A1, 4.908% due 06/25/2035 (c)	301,582

Commercial Mortgage-Backed Securities — 12.6%
5,703,966	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR5, Class A2, 4.254% due 07/11/2042 (b)	5,667,060
872,588	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A1, 5.540% due 06/10/2046	877,520
2,566,326	CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A2, 7.545% due 04/15/2062 (b)	2,651,723
1,210,398	DLJ Commercial Mortgage Corp., Series 1999-CG3, Class A1B, 7.340% due 10/10/2032	1,240,842
2,415,000	First Union National Bank – Chase Commercial Mortgage, Series 1999-C2, Class C, 6.944% due 06/15/2031 (b),(c)	2,453,806

See Notes to Financial Statements.

6

Principal
Amount		Value

Commercial Mortgage-Backed Securities (Continued)
	GE Capital Commercial Mortgage Corporation:
$2,000,000	Series 2003-C2, Class A4, 5.145% due 07/10/2037	$1,962,902
6,675,000	Series 2005-C1, Class A2, 4.353% due 06/10/2048	6,619,904
5,335,000	GS Mortgage Securities Corporation II, Series 2005-GG4, Class A4A, 4.751% due 07/10/2039 (b)	5,004,176
1,000,000	JP Morgan Commercial Mortgage Finance Corp., Series 2000-C10, Class B, 7.643% due 08/15/2032 (c)	1,040,415
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853% due 09/15/2031	1,977,538
3,000,000	Morgan Stanley Capital Trust, Series 2004-HQ4, Class A-6, 4.830% due 04/14/2040 (b)	2,893,858
6,490,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class APB1, 5.833% due 05/15/2043 (b),(c)	6,441,784

		38,831,528

Mortgage Pass-Through Securities — 12.0%
	FHLMC:
579,759	Pool #1B2506, Non-Gold, 5.157% due 01/01/2036 (b),(c)	586,714
34,137	Pool #A00813, Gold, 9.000% due 10/01/2020	37,007
91,853	Pool #A01048, Gold, 8.500% due 02/01/2020	99,901
2,570,397	Pool #A63820, Gold, 6.000% due 08/01/2037 (b)	2,599,263
821,343	Pool #C01501, Gold, 5.500% due 03/01/2033	813,771
122,968	Pool #C30261, Gold, 7.500% due 08/01/2029	133,072
1,054	Pool #E62394, Gold, 7.500% due 09/01/2010	1,082
155,399	Pool #F70013, Gold, 7.000% due 12/01/2011	161,921

See Notes to Financial Statements.

7

Munder Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MORTGAGE-BACKED SECURITIES (Continued)

Mortgage Pass-Through Securities (Continued)
	FHLMC: (Continued)
$67,811	Pool #G00479, Gold, 9.000% due 04/01/2025	$75,374
	FNMA:
132,281	Pool #070225, 7.500% due 08/01/2018	141,998
11,949	Pool #081585, 11.500% due 07/01/2012	12,450
244,918	Pool #100081, 11.500% due 08/20/2016	273,299
292,814	Pool #250550, 6.500% due 05/01/2026	304,887
416,093	Pool #251518, 6.000% due 02/01/2013	427,891
491,994	Pool #251760, 6.000% due 06/01/2013	506,508
2,769,756	Pool #257043, 6.000% due 01/01/2038 (b)	2,797,676
120,153	Pool #303105, 11.000% due 11/01/2020	137,536
171,200	Pool #323406, 5.926% due 11/01/2008	170,797
1,750,144	Pool #386314, 3.790% due 07/01/2013 (b)	1,663,653
114,826	Pool #490365, 5.842% due 12/01/2028 (c)	116,904
1,314,754	Pool #555290, 4.926% due 02/01/2013	1,314,014
544,924	Pool #725495, 4.844% due 02/01/2034 (c)	551,018
3,394,758	Pool #726182, 5.000% due 07/01/2033 (b)	3,274,947
1,914,912	Pool #735060, 6.000% due 11/01/2034 (b)	1,939,409
1,225,368	Pool #745275, 5.000% due 02/01/2036	1,178,675
577,572	Pool #767413, 5.500% due 01/01/2034	571,604

See Notes to Financial Statements.

8

Principal
Amount		Value

Mortgage Pass-Through Securities (Continued)
	FNMA: (Continued)
$1,326,165	Pool #776836, 6.500% due 08/01/2034	$1,370,483
4,671,377	Pool #780620, 5.500% due 05/01/2034 (b)	4,631,871
508,125	Pool #788520, 5.500% due 07/01/2034 (b)	502,875
402,573	Pool #788908, 6.000% due 08/01/2034	407,723
620,768	Pool #790362, 4.881% due 08/01/2034 (c)	630,700
1,392,549	Pool #897791, 6.000% due 09/01/2036	1,406,883
476,020	Pool #906281, 5.498% due 01/01/2037 (b),(c)	481,320
790,220	Pool #918160, 5.500% due 05/01/2022	796,465
845,153	Pool #928206, 6.000% due 04/01/2037	853,672
1,778,329	Pool #938199, 6.500% due 07/01/2037 (b)	1,832,933
1,903,770	Pool #954165, 6.000% due 01/01/2038	1,922,961
615,878	Pool #956918, 5.500% due 11/01/2037	607,844
	GNMA:
143,959	Pool #627907, 5.000% due 02/15/2034	140,019
89,809	Pool #780077, 8.000% due 03/15/2025	98,151
60,573	Pool #780584, 7.000% due 06/15/2027	64,675
1,254,791	Pool #781008, 6.000% due 03/15/2029	1,281,853

		36,921,799

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $95,395,801)		95,928,609

See Notes to Financial Statements.

9

Munder Bond Fund
 Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.0%
Government Sponsored Enterprises (GSE) — 26.0%
	FNMA:
$7,000,000	4.500% due 7/25/2023 (i)	$6,763,750
1,100,000	5.000% due 05/11/2017 (a)	1,119,608
6,000,000	5.000% due 7/25/2023 (i)	5,932,500
700,000	5.375% due 06/12/2017 (a)	731,750
27,375,000	5.500% due 7/01/2038 (i),(k)	26,981,484
3,000,000	5.500% due 7/25/2023 (i)	3,019,686
17,000,000	5.000% due 7/25/2038 (i)	16,293,446
18,000,000	6.000% due 7/25/2038 (i)	18,157,500
625,000	7.125% due 06/15/2010 (a)	671,146

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $79,005,133)		79,670,870

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bonds — 0.5%
1,140,000	6.500% due 11/15/2026	1,409,236

U.S. Treasury Notes — 5.5%
5,100,000	2.625% due 05/31/2010 (a)	5,103,188
12,031,000	3.875% due 05/15/2018 (a)	11,930,433

		17,033,621

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,541,347)		18,442,857

FOREIGN GOVERNMENT AGENCY OBLIGATIONS — 1.0%
(Cost $2,995,895)
Government — 1.0%
3,000,000	Korea Development Bank, YNK, 4.625% due 09/16/2010	2,993,907

INVESTMENT COMPANY SECURITY — 17.1%
(Cost $52,376,033)
52,376,033	Institutional Money Market Fund (j)	52,376,033

COLLATERAL FOR SECURITIES ON LOAN — 8.6%
(Cost $26,269,181)
26,269,181	State Street Navigator Securities Trust – Prime Portfolio (l)	26,269,181

See Notes to Financial Statements.

10

Principal
Amount		Value

TOTAL INVESTMENTS
(Cost $414,764,825)	133.1%	$408,345,107
OTHER ASSETS AND LIABILITIES (Net)	(33.1)	(101,499,358)

NET ASSETS	100.0%	$306,845,749

(a)	Security, or a portion thereof, is on loan.

(b)	Security, or a portion thereof, is pledged or designated on the Fund’s books as collateral for futures contracts, credit default swaps and/or securities purchased on a when-issued or delayed delivery basis.

(c)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.

(d)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(e)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(f)	Security subject to restrictions on resale that has been deemed by Munder Capital Management, the Fund’s investment advisor, to be liquid.

(g)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2008, securities subject to restrictions on resale that have not been deemed to be liquid represent $2,572,750, 0.8% of net assets.

Security	Acquisition Date	Cost

Banco Mercantil Del Norte SA, 144A, YNK, 5.875% due 02/17/2014	02/10/2004	$1,998,757
ELM BV, 144A, YNK, 18.803% due 06/20/2013	06/13/2006	2,500,000

(h)	Fair valued security as of June 30, 2008, (see Notes to Financial Statements, Note 2). At June 30, 2008, these securities represent $572,750, 0.2% of net assets.

(i)	Security purchased on a when-issued or delayed delivery basis and may be settled after the customary settlement period.

(j)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(k)	Security subject to mortgage dollar roll transaction.

(l)	At June 30, 2008, the market value of the securities on loan is $26,269,181.

See Notes to Financial Statements.

11

Munder Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2008

			Fixed
Swap Counterparty/	Notional	Termination	Payments	Unrealized
Referenced Debt	Amount	Date	per Annum	Appreciation

Swaps Purchased:
Bank of America
CDX North America Investment Grade Index
6.800% due 06/13/2013	$10,000,000	6/20/2013	1.55%	$114,302

ABBREVIATIONS:
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust
YNK	— Yankee Security

See Notes to Financial Statements.

12

[This Page Intentionally Left Blank]

13

Munder Bond Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $362,388,792)(a)	$355,969,074
Securities of affiliated company (cost — $52,376,033)	52,376,033

Total Investments	408,345,107
Interest receivable	2,408,089
Dividends receivable	51,974
Receivable from Advisor	54,403
Receivable for investment securities sold	13,613
Receivable for Fund shares sold	82,776
Deposits with brokers for credit default swap contacts	410,000
Deposits with brokers for futures contracts	257,148
Variation margin receivable on open futures contracts	817,176
Unrealized appreciation on credit default swap contracts	114,302
Prepaid expenses and other assets	66,426

Total Assets	412,621,014

LIABILITIES:
Payable for investment securities purchased	619,709
Payable for when-issued securities purchased	60,194,825
Payable for investment securities purchased-mortgage dollar rolls	16,103,789
Trustees’ fees and expenses payable	73,300
Payable for Fund shares redeemed	2,335,786
Transfer agency/record keeping fees payable	24,109
Administration fees payable	23,832
Shareholder servicing fees payable — Class K Shares	19,721
Payable for deferred mortgage dollar rolls	18,970
Payable upon return of securities loaned	26,269,181
Distribution and shareholder servicing fees payable — Class A, B and C Shares	8,746
Investment advisory fees payable	3,342
Custody fees payable	1,543
Accrued expenses and other payables	78,412

Total Liabilities	105,775,265

NET ASSETS	$306,845,749

Investments, at cost	$414,764,825

(a)	Including $26,269,181 of securities loaned.

See Notes to Financial Statements.

14

NET ASSETS consist of:
Undistributed net investment income	$36,981
Accumulated net realized loss on investments sold	(16,003,087)
Net unrealized depreciation of investments	(5,729,124)
Paid-in capital	328,540,979

$306,845,749

NET ASSETS:
Class A Shares	$18,126,340

Class B Shares	$3,661,574

Class C Shares	$4,068,301

Class K Shares	$153,351,992

Class Y Shares	$127,637,542

SHARES OUTSTANDING:
Class A Shares	1,965,168

Class B Shares	397,026

Class C Shares	438,573

Class K Shares	16,605,921

Class Y Shares	13,816,883

CLASS A SHARES:
Net asset value and redemption price per share	$9.22

Maximum sales charge	4.00%
Maximum offering price per share	$9.60

CLASS B SHARES:
Net asset value and offering price per share*	$9.22

CLASS C SHARES:
Net asset value and offering price per share*	$9.28

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.23

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.24

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

15

Munder Bond Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$3,863,331
Dividends on securities of affiliated company	216,329
Mortgage dollar roll income	51,654
Securities lending, net of borrower rebates	64,067

Total Investment Income	4,195,381

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	26,875
Class B Shares	31,338
Class C Shares	24,648
Shareholder servicing fees:
Class K Shares	75,762
Investment advisory fees	441,340
Administration fees	144,369
Transfer agency/record keeping fees	85,863
Registration and filing fees	59,943
Legal and audit fees	56,661
Custody fees	38,366
Trustees’ fees and expenses	25,291
Other	57,635

Total Expenses	1,068,091
Expenses reimbursed by Advisor	(84,730)

Net Expenses	983,361

NET INVESTMENT INCOME	3,212,020

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	535,096
Futures contracts	404,701
Credit default swap contracts	(219,875)
Net change in unrealized appreciation/(depreciation) of:
Securities	2,180,901
Futures contracts	557,413
Credit default swap contracts	39,078

Net realized and unrealized gain on investments	3,497,314

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,709,334

See Notes to Financial Statements.

16

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$3,212,020	$3,861,961
Net realized gain from security transactions, futures contracts and credit default swap contracts	719,922	964,402
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and credit default swap contracts	2,777,392	(54,148)

Net increase in net assets resulting from operations	6,709,334	4,772,215
Dividends to shareholders from net investment income:
Class A Shares	(512,462)	(560,677)
Class B Shares	(126,754)	(138,571)
Class C Shares	(97,569)	(68,650)
Class K Shares	(1,441,084)	(1,417,256)
Class Y Shares	(2,202,716)	(1,872,100)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	7,604,470	(3,764,403)
Class B Shares	289,891	(482,573)
Class C Shares	2,404,208	45,263
Class K Shares	124,902,517	(6,462,706)
Class Y Shares	79,130,926	24,703,072

Net increase in net assets	216,660,761	14,753,614
NET ASSETS:
Beginning of year	90,184,988	75,431,374

End of year	$306,845,749	$90,184,988

Undistributed net investment income	$36,981	$239,527

See Notes to Financial Statements.

17

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$3,737,496	$2,665,502
Issued as reinvestment of dividends	342,928	358,099
Proceeds received in merger	6,989,236	—
Redeemed	(3,465,190)	(6,788,004)

Net increase/(decrease)	$7,604,470	$(3,764,403)

Class B Shares:
Sold	$790,443	$801,395
Issued as reinvestment of dividends	67,423	67,768
Proceeds received in merger	827,915	—
Redeemed*	(1,395,890)	(1,351,736)

Net increase/(decrease)	$289,891	$(482,573)

Class C Shares:
Sold	$2,754,578	$1,044,002
Issued as reinvestment of dividends	46,001	33,584
Proceeds received in merger	1,020,199	—
Redeemed	(1,416,570)	(1,032,323)

Net increase	$2,404,208	$45,263

Class K Shares:
Sold	$3,331,856	$3,186,824
Issued as reinvestment of dividends	399,044	546,580
Proceeds received in merger	132,771,734	—
Redeemed	(11,600,117)	(10,196,110)

Net increase/(decrease)	$124,902,517	$(6,462,706)

Class Y Shares:
Sold	$7,875,143	$28,630,235
Issued as reinvestment of dividends	925,454	1,151,036
Proceeds received in merger	86,520,808	—
Redeemed	(16,190,479)	(5,078,199)

Net increase	$79,130,926	$24,703,072

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

18

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	401,084	285,360
Issued as reinvestment of dividends	36,955	38,441
Issued in exchange for proceeds received in merger	765,943	—
Redeemed	(371,957)	(729,560)

Net increase/(decrease)	832,025	(405,759)

Class B Shares:
Sold	84,825	85,788
Issued as reinvestment of dividends	7,267	7,274
Issued in exchange for proceeds received in merger	90,760	—
Redeemed*	(150,307)	(145,424)

Net increase/(decrease)	32,545	(52,362)

Class C Shares:
Sold	292,934	110,704
Issued as reinvestment of dividends	4,924	3,583
Issued in exchange for proceeds received in merger	111,193	—
Redeemed	(151,573)	(109,787)

Net increase	257,478	4,500

Class K Shares:
Sold	357,708	340,838
Issued as reinvestment of dividends	42,982	58,621
Issued in exchange for proceeds received in merger	14,534,399	—
Redeemed	(1,247,628)	(1,091,479)

Net increase/(decrease)	13,687,461	(692,020)

Class Y Shares:
Sold	845,542	3,058,400
Issued as reinvestment of dividends	99,728	123,374
Issued in exchange for proceeds received in merger	9,467,208	—
Redeemed	(1,750,225)	(546,233)

Net increase	8,662,253	2,635,541

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

19

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$9.24		$9.12	$9.65	$9.47	$9.89

Income/(loss) from investment operations:
Net investment income	0.32		0.42	0.35	0.33	0.35
Net realized and unrealized gain/(loss) on investments	0.11		0.14	(0.48)	0.26	(0.37)

Total from investment operations	0.43		0.56	(0.13)	0.59	(0.02)

Less distributions:
Dividends from net investment income	(0.45)		(0.44)	(0.40)	(0.41)	(0.40)

Total distributions	(0.45)		(0.44)	(0.40)	(0.41)	(0.40)

Net asset value, end of period	$9.22		$9.24	$9.12	$9.65	$9.47

Total return(c)	4.70%		6.24%	(1.41)%	6.33%	(0.24)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,126		$10,468	$14,038	$5,239	$4,117
Ratio of operating expenses to average net assets	1.20%		1.28%	1.33%	1.42%	1.25%
Ratio of net investment income to average net assets	3.46%		4.55%	3.77%	3.39%	3.67%
Portfolio turnover rate	272	%(d)	55%	68%	79%	148%
Ratio of operating expenses to average net assets without expense reimbursements	1.28%		1.28%	1.33%	1.42%	1.25%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rate including mortgage dollar roll transactions was 226% for the year ended June 30, 2008.

See Notes to Financial Statements.

20

B Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$9.24		$9.12	$9.65	$9.48	$9.89

0.25		0.35	0.28	0.25	0.28

0.11		0.14	(0.48)	0.26	(0.37)

0.36		0.49	(0.20)	0.51	(0.09)

(0.38)		(0.37)	(0.33)	(0.34)	(0.32)

(0.38)		(0.37)	(0.33)	(0.34)	(0.32)

$9.22		$9.24	$9.12	$9.65	$9.48

3.92%		5.44%	(2.15)%	5.42%	(0.87)%

$3,662		$3,367	$3,803	$3,498	$5,522

1.97%		2.03%	2.09%	2.17%	2.00%

2.71%		3.80%	2.97%	2.64%	2.92%
272	%(d)	55%	68%	79%	148%

2.04%		2.03%	2.09%	2.17%	2.00%

See Notes to Financial Statements.

21

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$9.29		$9.17	$9.70	$9.52	$9.94

Income/(loss) from investment operations:
Net investment income	0.25		0.36	0.29	0.26	0.28
Net realized and unrealized gain/(loss) on investments	0.12		0.13	(0.49)	0.26	(0.38)

Total from investment operations	0.37		0.49	(0.20)	0.52	(0.10)

Less distributions:
Dividends from net investment income	(0.38)		(0.37)	(0.33)	(0.34)	(0.32)

Total distributions	(0.38)		(0.37)	(0.33)	(0.34)	(0.32)

Net asset value, end of period	$9.28		$9.29	$9.17	$9.70	$9.52

Total return(c)	4.01%		5.41%	(2.13)%	5.50%	(0.97)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,068		$1,682	$1,620	$523	$543
Ratio of operating expenses to average net assets	1.94%		2.03%	2.09%	2.17%	2.00%
Ratio of net investment income to average net assets	2.70%		3.80%	3.02%	2.64%	2.92%
Portfolio turnover rate	272	%(d)	55%	68%	79%	148%
Ratio of operating expenses to average net assets without expense reimbursements	2.03%		2.03%	2.09%	2.17%	2.00%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on March 25, 1996 and November 23, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	The portfolio turnover rate including mortgage dollar roll transactions was 226% for the year ended June 30, 2008.

See Notes to Financial Statements.

22

K Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$9.25		$9.13	$9.66	$9.48	$9.90

0.33		0.42	0.35	0.33	0.36

0.10		0.14	(0.48)	0.26	(0.38)

0.43		0.56	(0.13)	0.59	(0.02)

(0.45)		(0.44)	(0.40)	(0.41)	(0.40)

(0.45)		(0.44)	(0.40)	(0.41)	(0.40)

$9.23		$9.25	$9.13	$9.66	$9.48

4.80%		6.23%	(1.41)%	6.32%	(0.24)%

$153,352		$26,987	$32,965	$9,786	$12,444

1.11%		1.28%	1.34%	1.42%	1.25%

3.42%		4.55%	3.77%	3.39%	3.67%
272	%(d)	55%	68%	79%	148%

1.21%		1.28%	1.34%	1.42%	1.25%

See Notes to Financial Statements.

23

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$9.25		$9.13	$9.66	$9.49	$9.90

Income/(loss) from investment operations:
Net investment income	0.35		0.45	0.37	0.35	0.38
Net realized and unrealized gain/(loss) on investments	0.11		0.14	(0.48)	0.25	(0.37)

Total from investment operations	0.46		0.59	(0.11)	0.60	0.01

Less distributions:
Dividends from net investment income	(0.47)		(0.47)	(0.42)	(0.43)	(0.42)

Total distributions	(0.47)		(0.47)	(0.42)	(0.43)	(0.42)

Net asset value, end of period	$9.24		$9.25	$9.13	$9.66	$9.49

Total return(c)	5.06%		6.49%	(1.16)%	6.48%	0.12%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$127,638		$47,681	$23,006	$17,622	$31,590
Ratio of operating expenses to average net assets	0.92%		1.02%	1.11%	1.17%	1.00%
Ratio of net investment income to average net assets	3.70%		4.81%	3.99%	3.65%	3.92%
Portfolio turnover rate	272	%(d)	55%	68%	79%	148%
Ratio of operating expenses to average net assets without expense reimbursements	1.01%		1.02%	1.11%	1.17%	1.00%

(a)	Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated.

(d)	The portfolio turnover rate including mortgage dollar roll transactions was 226% for the year ended June 30, 2008.

See Notes to Financial Statements.

24

Munder Bond Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary goal is to provide a high level of current income. Its secondary goal is capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On June 13, 2008, the Fund acquired all of the assets and assumed all of the liabilities of the Munder Intermediate Bond Fund (“Intermediate Bond Fund”), a series of MST, in a tax-free exchange of shares and the subsequent liquidation of the Intermediate Bond Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees of MST on May 13, 2008.

Number of shares outstanding of the Intermediate Bond Fund prior to merger:
Class A	781,940
Class B	92,955
Class C	114,007
Class K	14,885,740
Class Y	9,693,869

25

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

Number of shares of the Fund issued for shares of the Intermediate Bond Fund:
Class A	765,943
Class B	90,760
Class C	111,193
Class K	14,534,399
Class Y	9,467,208
Unrealized depreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Intermediate Bond Fund	$7,436,190

There were no undistributed income or gain amounts unpaid prior to the merger of the Intermediate Bond Fund.

	Prior to Merger	After Merger

Net assets of Intermediate Bond Fund
Class A	$6,989,236	$—
Class B	827,915	—
Class C	1,020,199	—
Class K	132,771,734	—
Class Y	86,520,808	—
Net assets of the Fund
Class A	10,523,640	17,512,876
Class B	2,863,404	3,691,319
Class C	3,104,580	4,124,779
Class K	20,269,970	153,041,704
Class Y	42,121,256	128,642,064

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Fixed income securities and credit default swaps are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less also may be valued on an amortized

26

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

cost basis, which approximates current market value. Futures contracts are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type.

Futures Contracts: The Fund may enter into futures contracts for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on fluctuations of the value of the contract. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Credit Default Swap Contracts: The Fund may buy or sell credit default swap (“CDS”) contracts for the purpose of generating income or hedging the risk of default on portfolio securities. Up-front payments made or received by the Fund are capitalized until such time that the contract is closed. The income/(cost) of CDS contracts is accrued daily and is recorded as unrealized appreciation/(depreciation) on credit default swap contracts until payment is

27

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

received/(made), at which time the unrealized appreciation/(depreciation) is reclassified to realized gain/(loss) on credit default swap contracts. In addition, CDS contracts are marked to market daily with changes in market value recorded as unrealized appreciation/(depreciation) on credit default swap contracts. If a default event occurs with respect to the underlying debt obligation, the Fund will record a realized gain/(loss) on credit default swap contracts equal to the payment received/(made), net of unrealized appreciation/(depreciation) on credit default swap contracts and/or the value of securities exchanged. As a buyer in a CDS contract, the Fund is exposed to the risk that the counterparties to the contracts will be unable to meet the terms of their contracts. As a seller in a CDS contract, in order to “cover” its commitment under the contract, the Fund will enter into an offsetting position or instruct the custodian to designate as collateral on the Fund’s books cash or liquid assets equal to the aggregate notional value of the underlying debt obligation. The counterparty to the CDS contract may require that the Fund deposit cash or pledge collateral to offset market value depreciation of the contract until such time as the contract is closed.

Mortgage Dollar Rolls: The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security with a counterparty and simultaneously enters into an agreement with the same counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition. Income is generated as consideration for entering into these transactions and is included in income in the Fund’s Statement of Operations. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and

28

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

29

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.40%. From August 14, 2007 through June 13, 2008, the Advisor was entitled to receive a fee based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $300 million of assets, and 0.45% on assets exceeding $300 million. Prior to August 14, 2007, the Advisor was entitled to receive a fee based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $1 billion and 0.45% on assets exceeding $1 billion. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.4843% for advisory services.

30

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

During the year ended June 30, 2008, the Advisor voluntarily reimbursed $50,151 of Fund expenses. In addition, pursuant to a written Expense Limitation Agreement with the Fund that became effective upon the close of business on June 13, 2008, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 0.65%, 1.40%, 1.40%, 0.65% and 0.40% for Class A, Class B, Class C, Class K and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2008, the Advisor reimbursed expenses on behalf of the Fund pursuant to the Expense Limitation Agreement totaling $34,579. The aggregate amount of all reimbursements by the Advisor of $84,730 is reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $144,369 before payment of sub-administration fees and $92,676 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1584% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the

31

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $12,348 in advisory fees before waivers and reimbursements ($700 after waivers and expense reimbursements) and $5,066 in administration fees.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $6,444 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

32

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B and Class C Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

No payments are made under the Plan with regard to Class Y Shares.

Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $74,447 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class C and Class K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments, U.S. government securities and mortgage dollar rolls were $70,613,441 and $16,187,185, respectively, for the year ended June 30, 2008. Cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments were $188,756,338 and $210,902,458, respectively, for the year ended June 30, 2008. Cost of purchases and proceeds from sales of mortgage dollar rolls were $46,259,473 and $46,339,093, respectively.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $2,581,550, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $9,923,773 and net depreciation for

33

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Federal income tax purposes was $7,342,223. At June 30, 2008, aggregate cost for Federal income tax purposes was $415,687,330.

				Gross
		Notional	Market	Unrealized
		Value	Value	Appreciation/
	Contracts	of Contracts	of Contracts	(Depreciation)

U.S. Treasury Notes, September 2008 (long position)	45	$4,998,969	$4,974,961	$(24,008)
U.S. Treasury Bonds, September 2008 (long position)	175	$19,628,606	$20,228,906	$600,300

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value	Purchased		Sold		Value	Dividend	Realized
	at 6/30/07	Cost	Shares	Cost	Shares	at 6/30/08	Income	Gain/(Loss)
Institutional Money Market Fund	$3,205,139	$104,042,254	104,042,254	$70,444,021	70,444,021	$52,376,033	$216,329	$—

7.	Investment Concentration

As of June 30, 2008, more than 25% of the Fund’s net assets were invested in mortgage-backed securities, which are subject to higher prepayment risk than corporate bonds and notes, particularly during periods of declining interest rates.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the period ended December 31, 2007, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $567.

34

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from paydown gains and losses, premium amortization, credit default swap gains and losses, mortgage dollar roll adjustments, adjustments related to the merger with Intermediate Bond Fund and expired capital loss carryovers were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid–In Capital

$966,019	$(3,809,258)	$2,843,239

During the years ended June 30, 2008 and June 30, 2007, dividends of $4,380,585 and $4,057,254 were paid to shareholders from ordinary income on a tax basis.

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital Loss	Unrealized
Income	Carryover	Depreciation	Total

$181,130	$(14,504,290)	$(7,342,223)	$(21,665,383)

The differences between book and tax distributable earnings are primarily due to premium amortization adjustments, wash sales, mark-to-market of futures contracts, mark-to-market and expenses of credit default swap contracts, mortgage dollar roll adjustments and deferred trustees’ fees.

35

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

As determined at June 30, 2008, the Fund had available for Federal income tax purposes $14,504,290 of unused capital losses of which $3,887,954, $527,926, $738,710, $1,165,532, $3,287,615 and $4,896,553 expire in 2009, 2010, 2011, 2012, 2013 and 2014, respectively.

In addition, $8,643,356 of the losses expiring in 2012, 2013 and 2014 may be further limited as these amounts were acquired in the reorganization of the Intermediate Bond Fund that occurred on June 13, 2008.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $886,915. During the current year, $6,968,858 of capital loss carryover expired unused and $4,041,497 in losses were lost due to merger limitations.

11.	Tax Information (Unaudited)

The percentage of total net assets invested in U.S. government and U.S. government agency obligations at June 30, 2008 were as follows:

Federal National Mortgage Association	36.9%
Federal Home Loan Mortgage Corporation	7.1%
U.S. Treasury Notes	5.5%
U.S. Treasury Bonds	0.5%
Government & National Mortgage Association	0.5%

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

36

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve a reduction in the advisory fee and the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

37

Munder Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees including through the addition of contractual fee breakpoints or a reduction of its advisory fees for certain Munder Funds and, in the case of the Fund, through a voluntary waiver of the advisory fee from May 12, 2008 through June 13, 2008 and a reduction in the contractual fee effective June 14, 2008;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

38

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the benchmark for the three- and five-year periods, but trailed the performance of the benchmark for the one- and ten-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the three- and five-year periods, but trailed the median performance for the one- and ten-year periods. The Board also considered information provided by MCM regarding the impact of recent credit, financial and market developments on the performance of the Fund.

39

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of

40

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved a reduction in the advisory fee effective June 14, 2008 and the continuation of the Advisory Agreement for an additional annual period commencing on July 1, 2008.

41

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

16.	Trustee and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

42

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

43

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

44

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

45

Munder Bond Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

46

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Bond Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

47

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBOND608

ANNUAL REPORT
June 30, 2008

Munder Cash
Investment Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Investment Allocation
iv	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Munder Cash Investment Fund

Investment Allocation, June 30, 2008 (Unaudited)

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments, which begins on the following page. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337

ii

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iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning
	Account	Ending	Expenses Paid	Annualized
	Value	Account Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$1,014.30	$2.75	0.55%
Class B	$1,000.00	$1,010.50	$6.50	1.30%
Class C	$1,000.00	$1,010.50	$6.50	1.30%
Class K	$1,000.00	$1,014.80	$2.25	0.45%
Class Y	$1,000.00	$1,015.50	$1.50	0.30%

Hypothetical
Class A	$1,000.00	$1,022.13	$2.77	0.55%
Class B	$1,000.00	$1,018.40	$6.52	1.30%
Class C	$1,000.00	$1,018.40	$6.52	1.30%
Class K	$1,000.00	$1,022.63	$2.26	0.45%
Class Y	$1,000.00	$1,023.37	$1.51	0.30%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

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vi

Munder Cash Investment Fund

Portfolio of Investments, June 30, 2008

Principal
Amount		Value

CERTIFICATES OF DEPOSIT — 9.4%
$15,000,000	Bank of Scotland PLC, 4.614% due 02/06/2009 (b)	$15,000,000
15,000,000	Bank of Tokyo – Mitsubishi Limited, YNK, 2.950% due 07/22/2008	15,000,000
15,000,000	Marshall & Ilsley Corporation, 2.660% due 08/11/2008	15,000,000
15,000,000	Natixis Bank, YNK, 2.770% due 09/11/2008	15,000,000
15,000,000	PNC Bank NA, 3.464% due 02/23/2009 (b)	15,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $75,000,000)		75,000,000

COMMERCIAL PAPER — 54.7%
15,000,000	Barton Capital Corp., 2.620% due 09/04/2008 (a)	14,929,042
15,000,000	BNP Paribas, YNK, 2.675% due 07/18/2008 (a)	14,981,052
15,000,000	Bryant Park Funding LLC, 2.600% due 07/17/2008 (a)	14,982,667
15,000,000	CAFCO LLC, 2.790% due 07/24/2008 (a)	14,973,262
15,000,000	Calyon North America Inc., YNK, 2.640% due 09/08/2008 (a)	14,924,100
15,000,000	Charta LLC, 2.550% due 07/15/2008 (a)	14,985,125
15,000,000	CRC Funding LLC, 2.700% due 07/11/2008 (a)	14,988,750
15,000,000	Crown Point Capital Company, LLC, 2.610% due 07/07/2008 (a)	14,993,475
15,000,000	Fcar Owner Trust, Series II, 3.020% due 07/22/2008 (a)	14,973,575
15,000,000	Golden Funding Corporation, 2.750% due 08/28/2008 (a)	14,933,542
15,000,000	Gotham Funding Corporation, 2.780% due 07/23/2008 (a)	14,974,517
15,000,000	Greenwich Capital Holdings, Inc., 2.700% due 07/14/2008 (a)	14,985,375

See Notes to Financial Statements.

1

Munder Cash Investment Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

COMMERCIAL PAPER (Continued)
$15,000,000	ING U.S. Funding Corporation, 2.800% due 07/28/2008 (a)	$14,968,500
15,000,000	International Lease Finance Corporation, 2.740% due 07/10/2008 (a)	14,989,725
15,000,000	Intesa Funding, 2.670% due 08/05/2008 (a)	14,961,062
15,000,000	Jupiter Securitization Corporation, LLC, 2.600% due 07/24/2008 (a)	14,975,083
15,000,000	Lexington Parker Capital Corporation, 2.800% due 08/13/2008 (a)	14,949,833
15,000,000	Liberty Street Funding Corporation, 2.580% due 08/05/2008 (a)	14,962,375
15,000,000	Macquarie Bank Limited, YNK, 5.239% due 07/11/2008 (b)	15,000,000
20,000,000	New Center Asset Trust, 2.750% due 07/01/2008 (a)	20,000,000
15,000,000	Park Avenue Receivables Corporation, 2.730% due 08/28/2008 (a)	14,934,025
15,000,000	Ranger Funding Company, LLC, 2.800% due 09/19/2008 (a)	14,906,667
15,000,000	Sheffield Receivables, 2.570% due 07/16/2008 (a)	14,983,937
15,000,000	St. George Bank Ltd., YNK, 2.770% due 08/08/2008 (a)	14,956,142
15,000,000	Svenska Handelsbank, Inc., 2.510% due 08/20/2008 (a)	14,947,708
15,000,000	Thames Asset Global Securitization, 2.760% due 07/07/2008 (a)	14,993,100
15,000,000	Thunder Bay Funding, LLC, 2.600% due 07/02/2008 (a)	14,998,917
15,000,000	Variable Funding Capital Corporation, 2.550% due 08/21/2008 (a)	14,945,813
15,000,000	Victory Receivables Corporation, 2.740% due 07/15/2008 (a)	14,984,017

TOTAL COMMERCIAL PAPER
(Cost $439,081,386)		439,081,386

See Notes to Financial Statements.

2

Principal
Amount		Value

CORPORATE BONDS AND NOTES — 12.5%
$15,000,000	American Honda Finance Corp., MTN, 144A, 3.013% due 09/18/2008 (b),(c),(d),(e)	$15,000,000
15,000,000	CC USA, Inc., MTN, 144A, 2.433% due 07/30/2008 (b),(c),(d),(e)	14,999,881
15,000,000	Merrill Lynch & Co., Inc., MTN, 2.471% due 08/22/2008 (b)	15,000,000
15,000,000	Rabobank Nederland, YNK, 144A 2.900% due 07/09/2009 (b),(c),(d),(e)	15,000,000
15,000,000	Sigma Finance Inc., MTN, 144A, 5.420% due 08/05/2008 (c),(d),(g)	15,000,000
15,000,000	Toyota Motor Credit Corp., MTN, 2.525% due 01/12/2009 (b)	15,000,000
10,000,000	Wells Fargo Bank NA, MTN, 2.631% due 06/18/2009 (b)	10,000,000

TOTAL CORPORATE BONDS AND NOTES
(Cost $99,999,881)		99,999,881

FUNDING AGREEMENT — 3.1%
(Cost $25,000,000)
25,000,000	Jackson National Life Insurance Company, 5.250% due 09/29/2008 (b),(f),(g)	25,000,000

REPURCHASE AGREEMENTS — 20.3%
125,000,000	Agreement with Merrill Lynch & Co., Inc., 2.500% dated 06/30/2008, to be repurchased at $125,008,681 on 07/01/2008, collateralized by $193,151,000 FHLMC, 3.750%-6.000% having maturities from 02/15/2013-06/15/2035 (value $128,751,709)	125,000,000
38,061,000	Agreement with State Street Bank & Trust Company, 1.850% dated 06/30/2008, to be repurchased at $38,062,956 on 07/01/2008, collateralized by $38,585,000 FHLMC, 3.560-6.875% having maturities from 06/18/2010-09/15/2010 (value $38,824,269)	38,061,000

TOTAL REPURCHASE AGREEMENTS
(Cost $163,061,000)		163,061,000

See Notes to Financial Statements.

3

Munder Cash Investment Fund

Portfolio of Investments, June 30, 2008 (continued)

		Value

TOTAL INVESTMENTS
(Cost $802,142,267)	100.0%	$802,142,267
OTHER ASSETS AND LIABILITIES (Net)	0.0 #	132,761

NET ASSETS	100.0%	$802,275,028

#	Amount represents less than 0.05% of net assets.

(a)	Rate represents annualized yield at date of purchase.

(b)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.

(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that has been deemed by Munder Capital Management, the Fund’s investment advisor, to be liquid.

(f)	Security subject to restrictions on resale under the terms of the Funding Agreement.

(g)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more that 10% of its net assets in illiquid securities. At June 30, 2008, these securities represent $40,000,000, 5.0% of net assets.

Security	Acquisition Date	Cost

Jackson National Life Insurance Company, 5.250% due 09/29/2008	09/27/2007	$25,000,000
Sigma Finance Inc., MTN, 144A, 5.420% due 08/05/2008	07/12/2007	15,000,000

ABBREVIATIONS:
FHLMC	— Federal Home Loan Mortgage Corporation
MTN	— Medium Term Note
YNK	— Yankee Security

See Notes to Financial Statements.

4

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5

Munder Cash Investment Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$639,081,267
Repurchase agreements	163,061,000

Total Investments	802,142,267
Cash	73
Interest receivable	1,549,660
Receivable for Fund shares sold	293,088
Prepaid expenses and other assets	15,487

Total Assets	804,000,575

LIABILITIES:
Payable for Fund shares redeemed	226,204
Dividends payable	1,061,330
Transfer agency/record keeping fees payable	91,442
Trustees’ fees and expenses payable	84,511
Shareholder servicing fees payable — Class K Shares	76,562
Administration fees payable	69,693
Distribution and shareholder servicing fees payable — Class A, B and C Shares	25,543
Custody fees payable	7,679
Investment advisory fees payable	79
Accrued expenses and other payables	82,504

Total Liabilities	1,725,547

NET ASSETS	$802,275,028

Investments, at cost	$802,142,267

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net realized loss on investments sold	$(8,775)
Paid-in capital	802,283,803

$802,275,028

NET ASSETS:
Class A Shares	$106,222,662

Class B Shares	$3,267,616

Class C Shares	$2,955,327

Class K Shares	$616,152,746

Class Y Shares	$73,676,677

SHARES OUTSTANDING:
Class A Shares	106,226,288

Class B Shares	3,268,618

Class C Shares	2,955,902

Class K Shares	616,160,650

Class Y Shares	73,680,224

CLASS A SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS B SHARES:
Net asset value and offering price per share*	$1.00

CLASS C SHARES:
Net asset value and offering price per share*	$1.00

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$1.00

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Cash Investment Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$37,406,162

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	244,462
Class B Shares	27,948
Class C Shares	22,863
Shareholder servicing fees:
Class K Shares	1,023,685
Investment advisory fees	3,006,354
Administration fees	896,581
Transfer agency/record keeping fees	409,283
Custody fees	114,116
Legal and audit fees	90,501
Registration and filing fees	60,695
Trustees’ fees and expenses	24,035
Other	77,346

Total Expenses	5,997,869
Fees waived by Advisor	(2,147,396)

Net Expenses	3,850,473

NET INVESTMENT INCOME	33,555,689

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,555,689

See Notes to Financial Statements.

8

Munder Cash Investment Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$33,555,689	$39,594,721

Net increase in net assets resulting from operations	33,555,689	39,594,721
Dividends to shareholders from net investment income:
Class A Shares	(3,678,126)	(3,562,150)
Class B Shares	(82,618)	(110,416)
Class C Shares	(66,340)	(69,754)
Class K Shares	(26,755,847)	(32,775,865)
Class Y Shares	(2,983,456)	(3,065,838)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	27,963,368	9,033,657
Class B Shares	898,244	(960,727)
Class C Shares	1,207,509	(158,965)
Class K Shares	(86,624,653)	92,603,268
Class Y Shares	9,962,585	3,189,203

Net increase/(decrease) in net assets	(46,603,645)	103,717,134
NET ASSETS:
Beginning of year	848,878,673	745,161,539

End of year	$802,275,028	$848,878,673

Undistributed net investment income	$—	$10,698

See Notes to Financial Statements.

9

Munder Cash Investment Fund

Statements of Changes in Net Assets — Capital Stock Activity(a)

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$206,142,350	$215,649,909
Issued as reinvestment of dividends	3,642,034	3,530,943
Redeemed	(181,821,016)	(210,147,195)

Net increase	$27,963,368	$9,033,657

Class B Shares:
Sold	$2,884,109	$2,265,022
Issued as reinvestment of dividends	70,705	92,673
Redeemed*	(2,056,570)	(3,318,422)

Net increase/(decrease)	$898,244	$(960,727)

Class C Shares:
Sold	$3,184,511	$1,605,462
Issued as reinvestment of dividends	60,767	64,283
Redeemed	(2,037,769)	(1,828,710)

Net increase/(decrease)	$1,207,509	$(158,965)

Class K Shares:
Sold	$527,611,742	$634,694,278
Issued as reinvestment of dividends	2,620,848	4,261,185
Redeemed	(616,857,243)	(546,352,195)

Net increase/(decrease)	$(86,624,653)	$92,603,268

Class Y Shares:
Sold	$70,819,209	$45,681,052
Issued as reinvestment of dividends	2,312,493	2,321,538
Redeemed	(63,169,117)	(44,813,387)

Net increase	$9,962,585	$3,189,203

*	May include amounts automatically converted from Class B to Class A, as described in the prospectus.

(a)	Since the Fund has sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder Cash Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.038	0.048	0.037	0.015	0.003

Total from investment operations	0.038	0.048	0.037	0.015	0.003

Less distributions:
Dividends from net investment income	(0.038)	(0.048)	(0.037)	(0.015)	(0.003)

Total distributions	(0.038)	(0.048)	(0.037)	(0.015)	(0.003)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(c)	3.86%	4.89%	3.71%	1.49%	0.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$106,223	$78,260	$69,226	$76,178	$97,087
Ratio of operating expenses to average net assets	0.55%	0.56%	0.58%	0.73%	0.81%
Ratio of net investment income to average net assets	3.76%	4.79%	3.64%	1.45%	0.31%
Ratio of operating expenses to average net assets without expense waivers	0.80%	0.81%	0.83%	0.82%	0.81%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on December 1, 1992 and November 1, 2002, respectively.

(b)	Amount is less than $0.005 per share.

(c)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

12

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08	6/30/07	6/30/06	6/30/05	6/30/04

$1.00	$1.00	$1.00	$1.00	$1.00

0.030	0.040	0.030	0.010	0.000	(b)

0.030	0.040	0.030	0.010	0.000	(b)

(0.030)	(0.040)	(0.030)	(0.010)	(0.000	)(b)

(0.030)	(0.040)	(0.030)	(0.010)	(0.000	)(b)

$1.00	$1.00	$1.00	$1.00	$1.00

3.09%	4.12%	3.03%	0.99%	0.01%

$3,268	$2,369	$3,330	$9,013	$18,401
1.30%	1.31%	1.21%	1.23%	1.11%

2.95%	4.07%	2.84%	0.84%	0.01%

1.55%	1.56%	1.58%	1.57%	1.56%

See Notes to Financial Statements.

13

Munder Cash Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.030	0.040	0.030	0.010	0.000	(b)

Total from investment operations	0.030	0.040	0.030	0.010	0.000	(b)

Less distributions:
Dividends from net investment income	(0.030)	(0.040)	(0.030)	(0.010)	(0.000	)(b)

Total distributions	(0.030)	(0.040)	(0.030)	(0.010)	(0.000	)(b)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(c)	3.09%	4.12%	3.03%	0.99%	0.01%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,955	$1,748	$1,907	$1,579	$2,737
Ratio of operating expenses to average net assets	1.30%	1.31%	1.22%	1.23%	1.11%
Ratio of net investment income to average net assets	2.90%	4.08%	2.95%	0.87%	0.01%
Ratio of operating expenses to average net assets without expense waivers	1.55%	1.56%	1.58%	1.57%	1.56%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on November 5, 2002 and November 23, 1992, respectively.

(b)	Amount is less than $0.005 per share.

(c)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

14

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08	6/30/07	6/30/06	6/30/05	6/30/04

$1.00	$1.00	$1.00	$1.00	$1.00

0.039	0.049	0.038	0.016	0.004

0.039	0.049	0.038	0.016	0.004

(0.039)	(0.049)	(0.038)	(0.016)	(0.004)

(0.039)	(0.049)	(0.038)	(0.016)	(0.004)

$1.00	$1.00	$1.00	$1.00	$1.00

3.96%	5.00%	3.82%	1.59%	0.41%

$616,153	$702,786	$610,174	$493,923	$537,052
0.44%	0.46%	0.47%	0.63%	0.71%
3.92%	4.89%	3.80%	1.58%	0.41%

0.69%	0.71%	0.72%	0.72%	0.71%

See Notes to Financial Statements.

15

Munder Cash Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.040	0.050	0.039	0.017	0.006

Total from investment operations	0.040	0.050	0.039	0.017	0.006

Less distributions:
Dividends from net investment income	(0.040)	(0.050)	(0.039)	(0.017)	(0.006)

Total distributions	(0.040)	(0.050)	(0.039)	(0.017)	(0.006)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	4.11%	5.15%	3.97%	1.75%	0.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$73,677	$63,715	$60,525	$58,725	$137,748
Ratio of operating expenses to average net assets	0.29%	0.31%	0.33%	0.48%	0.56%
Ratio of net investment income to average net assets	4.05%	5.04%	3.92%	1.53%	0.56%
Ratio of operating expenses to average net assets without expense waivers	0.54%	0.56%	0.58%	0.57%	0.56%

(a)	Class Y Shares of the Fund commenced operations on March 14, 1990.

(b)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

16

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008

1. Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Cash Investment Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares of the Fund are sold at net asset value without a front-end sales charge. Class B and Class C Shares are also sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

17

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities of the Fund are valued on an amortized cost basis, which approximates current market value. Regular review and monitoring of the valuation of securities held by the Fund is performed pursuant to procedures established by the Board of Trustees. The Fund seeks to maintain a net asset value per share of $1.00.

Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

18

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

19

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.35% of the value of its average daily net assets.

The Advisor voluntarily waived a portion of its advisory fees during the year ended June 30, 2008 in an amount equal to $2,147,396, which is reflected as fees waived by Advisor in the accompanying Statement of Operations. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1000% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $896,581 before payment of sub-administration fees and $599,751 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1044% for administrative services.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank

20

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

earned $67,617 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B and Class C Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation,

21

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.15%

No payments are made under the Plan with regard to Class Y Shares.

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $260 to Comerica Securities and $1,023,252 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on June 30, 2008, permanent differences resulting primarily from the expiration of capital loss carryovers were reclassified at year end. The

22

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

following reclassifications had no effect on net income, net assets or net asset value per share:

Accumulated Net
Realized Gain	Paid-In Capital

$4,695	$(4,695)

During the years ended June 30, 2008 and June 30, 2007 distributions of $33,566,387 and $39,584,023, respectively, were paid to shareholders from ordinary income on a tax basis.

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital
Income	Loss Carryover	Total

$1,126,757	$(8,775)	$1,117,982

The difference between book and tax distributable earnings is primarily due to year-end dividends payable and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $8,775 of unused capital losses of which $650 and $8,125 expire in 2009 and 2010, respectively.

In addition, $650 of the losses expiring in 2009 may be further limited as these amounts were acquired in the reorganization with the Munder Money Market Fund that occurred on January 24, 2003.

During the current year, $4,695 of capital losses, incurred in June 2001, expired unused.

At June 30, 2008, the aggregate cost for Federal income tax purposes was $802,142,267.

7.	Subsequent Event

The Board of Trustees has approved the liquidation of the Fund. The liquidation is expected to occur during the fourth quarter of 2008 and will be coordinated to coincide with a significant redemption in-kind of shares of the Fund held by clients and customers of Comerica Bank and its affiliates.

23

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

8.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

9.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

10.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

11. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

24

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

25

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the median returns of the Lipper, Inc. (“Lipper”) universe of institutional

26

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

money market funds (the “peer group” for the Fund’s Class Y Shares as categorized by Lipper) and the median returns of the Lipper universe of money market funds; (2) the one-, three-, five- and ten-year Lipper “rankings” of Fund’s Class Y Shares within the Class Y Shares’ peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar, Inc. category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median returns of the Lipper universe of institutional money market funds (the Fund’s Class Y Shares peer group) for the one- and three-year periods, but trailed for the five- and ten-year periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median returns of the Lipper universe of money market funds for the one-, three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings. The Board also considered information provided by MCM regarding the impact of recent credit and financial developments on certain of the Fund’s holdings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund

27

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services

28

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

29

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

12. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees
Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

30

Munder Cash Investment Fund
 Notes To Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).
Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None
John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

31

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee
Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

32

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers
John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).
Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

33

Munder Cash Investment Fund

Notes To Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).
Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

34

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Cash Investment Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Cash Investment Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Cash Investment Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

35

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36

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37

BOARD OF TRUSTEES
Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR
Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT
PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNCASH608

ANNUAL REPORT
June 30, 2008

Munder Energy Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in energy-related securities, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Furthermore, the power technology stocks in which the Fund invests are relatively volatile. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Bryk and John Kreiter

Reflecting the strength of the energy sector of the stock market, the Fund generated a return of 26.91% for the year ended June 30, 2008, relative to the -13.12% return for the S&P 500® Index, the 29.07% return for the Deutsche Bank Energy Index and the 30.85% median return for the Lipper universe of global natural resources funds.

As of June 30, 2008, approximately 15% of the Fund’s holdings were in power technology companies. Many of these companies are also referred to as “alternative energy” companies, since they are involved in activities that provide energy through less conventional or evolving methods, including solar and wind power, fuel cells and ethanol fuel. Other companies in this category are involved in conserving energy through technology that results in more efficient delivery systems. While there were strong performers in this segment of the Fund, the segment as a whole had a negative impact on the Fund’s relative performance compared to the Fund’s oil & gas related holdings. Many of these more traditional energy companies benefited from the significant increases in the price of oil during the year ended June 30, 2008.

In the power technology segment of the Fund, there were a number of strong performers. First Solar, Inc. (0.8% of the Fund) is a manufacturer of solar electric power modules. Energy Conversion Devices, Inc. (1.4% of the Fund) and Suntech Power Holdings Co., Ltd. (0.3% of the Fund) are both involved in the commercialization of photovoltaic devices that convert sunlight into electric energy. Vestas Wind Systems A/S (1.4% of the Fund) is a Danish company focused on wind power systems, including wind turbines. Fuel Systems Solutions, Inc. (1.0% of the Fund) manufactures products designed to enable internal combustion engines to run on clean fuel, such as natural gas and propane. The strong performance of these power technology holdings was offset by the weaker performance of other holdings in this segment, including General Cable Corporation (0.4% of the Fund), Amerigon Incorporated (0.2% of the Fund), OM Group, Inc. (0.5% of the Fund), Comverge, Inc. (0.2% of the Fund) and Zoltek Companies, Inc., which was sold in May.

The oil & gas related segments of the Fund had a positive impact on relative performance, partly because of an underweight in oil & gas refining & marketing. In addition, among integrated oil & gas stocks, underweighted positions in BP p.l.c. (1.7% of the Fund), Royal Dutch Shell plc (1.6% of the Fund) and Marathon Oil Corporation (1.7% of the Fund) had a positive impact on relative returns. These positive factors more than offset the negative impact of an underweighting in oil & gas exploration & production and relatively weaker stock selection among the Fund’s oil & gas equipment & services stocks.

Among oil & gas equipment & services stocks, underweighted positions in Halliburton Company (2.8% of the Fund) and Smith International, Inc. (2.5% of the Fund) were the primary detractors from relative performance.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Deutsche Bank Energy

iii

Index is an equal-dollar weighted index of widely held companies involved in producing and providing oil and natural gas, including domestic and international oil producers, refiners and transmitters, oil equipment manufacturers and drillers, and natural gas producers. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of global natural resources funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares since the inception of the Fund. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Energy Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/08
						Lipper
						Global Natural
Class and	With		Without	S&P 500®	Deutsche Bank	Resources Funds
Inception Date	Load		Load	Index*	Energy Index*	Median**

CLASS Y 3/13/01	N/A		$27,771	$11,746	$45,157	$40,629

CLASS A 3/13/01	$25,782	(2)	$27,277	$11,746	$45,157	$40,629

CLASS B 3/13/01	N/A		$25,786	$11,746	$45,157	$40,629

CLASS C 3/13/01(1)	$25,548	(2)	$25,806	$11,746	$45,157	$40,629

CLASS K 3/13/01	N/A		$27,247	$11,746	$45,157	$40,629

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The Standard & Poor’s 500 Composite Stock Price Index (”S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Deutsche Bank Energy Index is an equal-dollar weighted index of widely held companies involved in producing and providing oil and natural gas, including domestic and international oil producers, refiners and transmitters, oil equipment manufacturers and drillers, and natural gas producers. Index comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 3/1/01.

**	The Lipper Global Natural Resources Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 3/1/01.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five			Since
	One		Year	Five		Year	Since		Inception
Class and	Year		w/out	Year		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load

CLASS Y 3/13/01	N/A		26.91%	N/A		32.16%	N/A		15.02%

CLASS A 3/13/01	19.64%	(2)	26.58%	30.34%	(2)	31.84%	13.85%	(2)	14.73%

CLASS B 3/13/01	20.59%	(3)	25.59%	30.74%	(3)	30.87%	N/A		13.85%

CLASS C 3/13/01(1)	24.63%	(3)	25.63%	30.59%	(2)	30.85%	13.71%	(2)	13.87%

CLASS K 3/13/01	N/A		26.56%	N/A		31.81%	N/A		14.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/07 were 1.43%, 1.68%, 2.43%, 2.43% and 1.67%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$1,067.90	$7.87	1.53%
Class B	$1,000.00	$1,064.10	$11.70	2.28%
Class C	$1,000.00	$1,064.00	$11.70	2.28%
Class K	$1,000.00	$1,068.00	$7.76	1.51%
Class Y	$1,000.00	$1,069.50	$6.53	1.27%
Hypothetical
Class A	$1,000.00	$1,017.26	$7.67	1.53%
Class B	$1,000.00	$1,013.53	$11.41	2.28%
Class C	$1,000.00	$1,013.53	$11.41	2.28%
Class K	$1,000.00	$1,017.35	$7.57	1.51%
Class Y	$1,000.00	$1,018.55	$6.37	1.27%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Energy Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 98.5%
Consumer Discretionary — 1.2%
Auto Parts & Equipment — 1.2%
34,500	Amerigon Incorporated †	$245,295
30,900	Fuel Systems Solutions, Inc. †	1,189,650

Total Consumer Discretionary		1,434,945

Consumer Staples — 0.7%
Food Distributors — 0.3%
9,000	Andersons, Inc. (The)	366,390

Packaged Foods & Meats — 0.4%
42,400	Cosan Limited, Class A †	536,360

Total Consumer Staples		902,750

Energy — 83.6%
Integrated Oil & Gas — 36.9%
10,500	BG Group plc, ADR	1,373,400
30,200	BP p.l.c., ADR	2,101,014
32,025	Chevron Corporation	3,174,638
34,344	ConocoPhillips	3,241,730
45,000	Eni S.p.A., ADR	3,340,350
29,800	Exxon Mobil Corporation	2,626,274
36,300	Hess Corporation	4,580,697
41,200	Marathon Oil Corporation	2,137,044
49,900	Murphy Oil Corporation	4,892,695
57,600	Occidental Petroleum Corporation	5,175,936
64,500	Repsol YPF, SA, ADR	2,532,915
23,800	Royal Dutch Shell plc, Class A, ADR	1,944,698
129,300	Statoil ASA, ADR	4,833,234
40,900	Total S.A., ADR	3,487,543

		45,442,168

Oil & Gas Drilling — 9.4%
19,300	Diamond Offshore Drilling, Inc.	2,685,402
11,500	Helmerich & Payne, Inc.	828,230
66,000	Noble Corporation	4,287,360
24,917	Transocean Inc. †	3,797,102

		11,598,094

Oil & Gas Equipment & Services — 12.5%
18,150	Baker Hughes Incorporated	1,585,221
5,400	Core Laboratories N.V. †	768,690

See Notes to Financial Statements.

1

Munder Energy Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Oil & Gas Equipment & Services (Continued)
10,400	Dawson Geophysical Company †	$618,384
12,000	FMC Technologies, Inc. †	923,160
65,900	Halliburton Company	3,497,313
12,900	National Oilwell Varco, Inc. †	1,144,488
27,200	Schlumberger Limited	2,922,096
36,500	Smith International, Inc.	3,034,610
16,900	Superior Energy Services, Inc. †	931,866

		15,425,828

Oil & Gas Exploration & Production — 22.3%
25,400	Anadarko Petroleum Corporation	1,900,936
37,936	Apache Corporation	5,273,104
13,700	Arena Resources, Inc. †	723,634
13,200	Carrizo Oil & Gas, Inc. †	898,788
11,200	Comstock Resources, Inc., †	945,616
18,700	Denbury Resources Inc. †	682,550
24,700	Devon Energy Corporation	2,967,952
29,800	EOG Resources, Inc.	3,909,760
45,200	Noble Energy, Inc.	4,545,312
16,400	Southwestern Energy Company †	780,804
4,700	Whiting Petroleum Corporation †	498,576
63,875	XTO Energy Inc.	4,376,076

		27,503,108

Oil & Gas Refining & Marketing — 2.5%
10,300	Frontier Oil Corporation	246,273
21,000	Holly Corporation	775,320
19,300	Sunoco, Inc.	785,317
30,000	Valero Energy Corporation	1,235,400
57,400	Verenium Corporation †	110,782

		3,153,092

Total Energy		103,122,290

Industrials — 7.0%
Construction & Engineering — 0.8%
29,600	Quanta Services, Inc. †	984,792

See Notes to Financial Statements.

2

Shares		Value

Industrials (Continued)
Electrical Components & Equipment — 4.8%
24,100	Energy Conversion Devices, Inc. †	$1,774,724
49,000	Evergreen Solar, Inc. †	474,810
3,800	First Solar, Inc. †	1,036,716
110,800	FuelCell Energy, Inc. †	786,680
8,900	General Cable Corporation †	541,565
28,300	JA Solar Holdings Co., Ltd., ADR †	476,855
139,900	Plug Power, Inc. †	328,765
10,200	Suntech Power Holdings Co., Ltd., ADR †	382,092
6,500	Yingli Green Energy Holding Company Limited, ADR †	103,480

		5,905,687

Heavy Electrical Equipment — 1.4%
13,600	Vestas Wind Systems A/S †	1,780,180

Total Industrials		8,670,659

Information Technology — 4.1%
Electronic Equipment Manufacturers — 1.3%
21,600	Comverge, Inc. †	301,968
7,100	Itron, Inc. †	698,285
6,400	Kyocera Corporation, ADR	601,920

		1,602,173

Electronic Manufacturing Services — 0.7%
37,600	Echelon Corporation †	409,840
42,900	Maxwell Technologies, Inc. †	455,598

		865,438

Semiconductor Equipment — 0.9%
39,600	Applied Materials, Inc.	755,964
6,600	MEMC Electronic Materials, Inc. †	406,164

		1,162,128

Semiconductors — 1.2%
29,600	Cree, Inc. †	675,176
19,000	International Rectifier Corporation †	364,800
12,100	Trina Solar Limited, ADR †	370,744

		1,410,720

Total Information Technology		5,040,459

See Notes to Financial Statements.

3

Munder Energy Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Materials — 1.4%
Industrial Gases — 0.9%
11,300	Air Products and Chemicals, Inc.	$1,117,118

Specialty Chemicals — 0.5%
17,900	OM Group, Inc. †	586,941

Total Materials		1,704,059

Utilities — 0.5%
Independent Power Producers & Energy Traders — 0.5%
12,800	Ormat Technologies, Inc.	629,504

TOTAL COMMON STOCKS
(Cost $55,953,385)		121,504,666

INVESTMENT COMPANY SECURITY — 0.3%
(Cost $363,536)
363,536	Institutional Money Market Fund (a)	363,536

TOTAL INVESTMENTS
(Cost $56,316,921)	98.8%	121,868,202
OTHER ASSETS AND LIABILITIES (Net)	1.2	1,418,025

NET ASSETS	100.0%	$123,286,227

†	Non-income producing security.

(a)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 6).

ABBREVIATION:
ADR — American Depositary Receipt

See Notes to Financial Statements.

4

At June 30, 2008 the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	78.6%	$96,871,191
Norway	3.9	4,833,234
France	2.8	3,487,543
United Kingdom	2.8	3,474,414
Italy	2.7	3,340,350
Netherlands	2.2	2,713,388
Spain	2.1	2,532,915
Denmark	1.4	1,780,180
China	1.1	1,333,171
Japan	0.5	601,920
Brazil	0.4	536,360

TOTAL COMMON STOCKS	98.5	121,504,666
INVESTMENT COMPANY SECURITY	0.3	363,536

TOTAL INVESTMENTS	98.8	121,868,202
OTHER ASSETS AND LIABILITIES (Net)	1.2	1,418,025

NET ASSETS	100.0%	$123,286,227

See Notes to Financial Statements.

5

Munder Energy Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $55,953,385)	$121,504,666
Securities of affiliated company (cost — $363,536)	363,536

Total Investments	121,868,202
Dividends receivable	89,080
Receivable for investment securities sold	2,427,861
Receivable for Fund shares sold	37,698
Prepaid expenses and other assets	24,283

Total Assets	124,447,124

LIABILITIES:
Payable for Fund shares redeemed	915,128
Distribution and shareholder servicing fees payable — Class A, B and C Shares	67,663
Transfer agency/record keeping fees payable	59,509
Trustees’ fees and expenses payable	47,452
Administration fees payable	15,749
Custody fees payable	5,812
Investment advisory fees payable	2,494
Shareholder servicing fees payable — Class K Shares	3
Accrued expenses and other payables	47,087

Total Liabilities	1,160,897

NET ASSETS	$123,286,227

Investments, at cost	$56,316,921

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(35,889)
Accumulated net realized loss on investments sold	(3,910,647)
Net unrealized appreciation of investments	65,551,281
Paid-in capital	61,681,482

$123,286,227

NET ASSETS:
Class A Shares	$53,279,257

Class B Shares	$43,030,121

Class C Shares	$25,872,554

Class K Shares	$14,205

Class Y Shares	$1,090,090

SHARES OUTSTANDING:
Class A Shares	1,969,607

Class B Shares	1,682,621

Class C Shares	1,010,944

Class K Shares	526

Class Y Shares	39,585

CLASS A SHARES:
Net asset value and redemption price per share	$27.05

Maximum sales charge	5.50%
Maximum offering price per share	$28.62

CLASS B SHARES:
Net asset value and offering price per share*	$25.57

CLASS C SHARES:
Net asset value and offering price per share*	$25.59

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$27.02

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$27.54

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Energy Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$1,485,099
Dividends on securities of affiliated company	31,927

Total Investment Income	1,517,026

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	124,661
Class B Shares	407,517
Class C Shares	233,335
Shareholder servicing fees:
Class K Shares	31
Investment advisory fees	861,103
Transfer agency/record keeping fees	210,555
Administration fees	179,962
Registration and filing fees	58,751
Legal and audit fees	50,355
Custody fees	35,850
Trustees’ fees and expenses	28,784
Other	72,340

Total Expenses	2,263,244

NET INVESTMENT LOSS	(746,218)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	16,488,625
Foreign currency-related transactions	879
Net change in unrealized appreciation/(depreciation) of securities	10,957,644

Net realized and unrealized gain on investments	27,447,148

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,700,930

(a)	Net of foreign withholding taxes of $96,216.

See Notes to Financial Statements.

8

Munder Energy Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008*	June 30, 2007*

Net investment loss	$(746,218)	$(745,715)
Net realized gain from security transactions and foreign currency-related transactions	16,489,504	15,947,942
Net change in net unrealized appreciation/(depreciation) of securities	10,957,644	3,130,213

Net increase in net assets resulting from operations	26,700,930	18,332,440
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(3,274,777)	(12,366,719)
Class B Shares	(6,303,375)	(10,122,568)
Class C Shares	(1,570,458)	(4,727,943)
Class Y Shares	173,436	(3,837)
Short-term trading fees	5,796	4,691

Net increase/(decrease) in net assets	15,731,552	(8,883,936)
NET ASSETS:
Beginning of year	107,554,675	116,438,611

End of year	$123,286,227	$107,554,675

Accumulated net investment loss	$(35,889)	$(35,316)

*	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

9

Munder Energy Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008*	June 30, 2007*

Amount
Class A Shares:
Sold	$14,782,450	$6,770,800
Redeemed	(18,057,227)	(19,137,519)

Net decrease	$(3,274,777)	$(12,366,719)

Class B Shares:
Sold	$1,745,982	$1,507,868
Redeemed	(8,049,357)	(11,630,436)

Net decrease	$(6,303,375)	$(10,122,568)

Class C Shares:
Sold	$2,735,866	$1,654,390
Redeemed	(4,306,324)	(6,382,333)

Net decrease	$(1,570,458)	$(4,727,943)

Class Y Shares:
Sold	$237,183	$155,545
Redeemed	(63,747)	(159,382)

Net increase/(decrease)	$173,436	$(3,837)

*	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2008*	June 30, 2007*

Shares
Class A Shares:
Sold	620,955	381,026
Redeemed	(748,741)	(1,140,419)

Net decrease	(127,786)	(759,393)

Class B Shares:
Sold	79,637	88,420
Redeemed	(359,591)	(703,973)

Net decrease	(279,954)	(615,553)

Class C Shares:
Sold	123,432	96,998
Redeemed	(194,538)	(386,165)

Net decrease	(71,106)	(289,167)

Class Y Shares:
Sold	9,751	8,561
Redeemed	(2,792)	(8,932)

Net increase/(decrease)	6,959	(371)

*	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

11

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$21.37	$17.43	$13.35	$9.57	$6.79

Income/(loss) from investment operations:
Net investment loss	(0.05)	(0.06)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain on investments	5.73	4.00	4.12	3.82	2.83

Total from investment operations	5.68	3.94	4.08	3.78	2.78

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$27.05	$21.37	$17.43	$13.35	$9.57

Total return(d)	26.58%	22.60%	30.56%	39.50%	40.94%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$53,279	$44,832	$49,784	$38,557	$22,182
Ratio of operating expenses to average net assets	1.55%	1.68%	1.56%	1.68%	1.89%
Ratio of net investment loss to average net assets	(0.22)%	(0.32)%	(0.23)%	(0.38)%	(0.65)%
Portfolio turnover rate	27%	26%	25%	38%	41%
Ratio of operating expenses to average net assets without expense reimbursements	1.55%	1.68%	1.56%	1.68%	1.90%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

12

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$20.36	$16.72	$12.91	$9.32	$6.66

(0.22)	(0.18)	(0.16)	(0.13)	(0.11)

5.43	3.82	3.97	3.72	2.77

5.21	3.64	3.81	3.59	2.66

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$25.57	$20.36	$16.72	$12.91	$9.32

25.59%	21.77%	29.51%	38.52%	39.94%

$43,030	$39,957	$43,115	$42,838	$39,396

2.31%	2.43%	2.31%	2.43%	2.64%

(1.00)%	(1.06)%	(1.03)%	(1.18)%	(1.40)%
27%	26%	25%	38%	41%

2.31%	2.43%	2.31%	2.43%	2.65%

See Notes to Financial Statements.

13

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$20.37	$16.74	$12.92	$9.33	$6.67

Income/(loss) from investment operations:
Net investment loss	(0.22)	(0.18)	(0.15)	(0.13)	(0.11)
Net realized and unrealized gain on investments	5.44	3.81	3.97	3.72	2.77

Total from investment operations	5.22	3.63	3.82	3.59	2.66

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$25.59	$20.37	$16.74	$12.92	$9.33

Total return(d)	25.63%	21.68%	29.57%	38.48%	39.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$25,873	$22,047	$22,948	$16,996	$15,411
Ratio of operating expenses to average net assets	2.30%	2.43%	2.31%	2.43%	2.64%
Ratio of net investment loss to average net assets	(0.99)%	(1.06)%	(0.99)%	(1.18)%	(1.40)%
Portfolio turnover rate	27%	26%	25%	38%	41%
Ratio of operating expenses to average net assets without expense reimbursements	2.30%	2.43%	2.31%	2.43%	2.65%

(a)	Prior to the close of business of October 31, 2003, the Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on March 13, 2001, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for the Class II Shares and reflect the fees and expenses of the Class II Shares. Class K Shares commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$21.35	$17.41	$13.33	$9.56	$6.79

(0.05)	(0.05)	(0.04)	(0.05)	(0.05)

5.72	3.99	4.12	3.82	2.82

5.67	3.94	4.08	3.77	2.77

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$27.02	$21.35	$17.41	$13.33	$9.56

26.56%	22.63%	30.61%	39.44%	40.80%

$14	$11	$9	$7	$8

1.55%	1.67%	1.55%	1.68%	1.89%

(0.22)%	(0.26)%	(0.23)%	(0.44)%	(0.65)%
27%	26%	25%	38%	41%

1.55%	1.67%	1.55%	1.68%	1.90%

See Notes to Financial Statements.

15

Munder Energy Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)		6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$21.71	$17.65		$13.49	$9.65	$6.83

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.00	)(c)	0.01	(0.02)	(0.03)
Net realized and unrealized gain on investments	5.82	4.06		4.15	3.86	2.85

Total from investment operations	5.83	4.06		4.16	3.84	2.82

Short-term trading fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$27.54	$21.71		$17.65	$13.49	$9.65

Total return(d)	26.91%	22.95%		30.84%	39.79%	41.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,090	$708		$582	$364	$240
Ratio of operating expenses to average net assets	1.30%	1.43%		1.31%	1.43%	1.64%
Ratio of net investment income/(loss) to average net assets	0.05%	(0.02)%		0.04%	(0.14)%	(0.40)%
Portfolio turnover rate	27%	26%		25%	38%	41%
Ratio of operating expenses to average net assets without expense reimbursements	1.30%	1.43%		1.31%	1.43%	1.65%

(a)	Class Y Shares of the Fund commenced operations on March 13, 2001.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

16

Munder Energy Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Energy Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or

17

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to

18

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s

19

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position,

20

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $179,962 before payment of sub-administration fees and $116,888 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1568% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $1,454 in advisory fees before waivers and expense reimbursements ($82 after waivers and expense reimbursements) and $597 in administration fees.

21

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B and Class C Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

22

Munder Energy Fund
 Notes to Financial Statements, June 30, 2008 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

No payments are made under the Plan with regard to Class Y Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $30,510,832 and $41,796,147, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $68,768,206, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,312,367 and net appreciation for Federal income tax purposes was $65,455,839. At June 30, 2008, aggregate cost for Federal income tax purposes was $56,412,363.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/(Loss)
Institutional Money Market Fund	$492,413	$20,363,493	20,363,493	$20,492,370	20,492,370	$363,536	$31,927	$—

7.	Investment Concentration

The Fund invests primarily in domestic and, to a lesser extent, foreign energy-related companies. As a result, the Fund is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services and tax and other government regulation. As of June 30, 2008, more than 25% of the Fund’s net assets were invested in issuers in the oil, gas & consumable fuels industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments. The value of the

23

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $730.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses and net operating losses, were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-in Capital

$745,645	$(879)	$(744,766)

24

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Unrealized
Carryover	Appreciation	Total

$(3,815,205)	$65,455,839	$61,640,634

The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $3,815,205 of unused capital losses which expire in 2012.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $16,482,914.

11. Tax Information (Unaudited)

For the fiscal year ended June 30, 2008, the Fund designates approximately $1,581,315 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

12. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

25

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

14. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (”Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

26

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

27

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the benchmark for the one- and five-year periods, but trailed the performance of the benchmark for the three-year and since inception periods, (2) the Fund’s average annual total return for Class Y Shares, on a net basis, exceeded the performance of the benchmark for the one-year period, (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three-, and five-year periods, and (4) the Fund had favorable Lipper rankings and Morningstar ratings and was classified as a “Lipper Leader.”

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board

28

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data

29

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

30

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

16. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

31

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

32

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

33

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

34

Munder Energy Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Energy Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Energy Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Energy Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

36

BOARD OF TRUSTEES
Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS
John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT
PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR
Funds Distributor, LLC
10 High Street
Boston, MA 02110
LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNENERG608

ANNUAL REPORT
June 30, 2008

Munder Index 500 Fund
Class A, B, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
51	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Because the Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Kenneth Schluchter and Kevin Yousif

Reflecting the negative stock market environment during the year ended June 30, 2008, the Fund earned a return of -13.49%, compared to the -13.12% return for the S&P 500® Index and the -13.49% median return for the Lipper universe of funds with the objective of tracking the S&P 500® Index.

The Fund’s goal is to closely track the total return of the S&P 500® Index. The weight of each of the 500 stocks held in the Fund is monitored relative to its weight in the S&P 500® universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return for the one year ended June 30, 2008 was in line with that of its S&P 500® benchmark. The difference in returns between the Fund and its benchmark is due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

For the year ended June 30, 2008, only four of the ten S&P 500® sectors posted a positive return. In absolute terms, the greatest strength came from the energy sector, which earned a return of 25%. Other top-performing sectors included utilities and materials. The weakest sector was financials, which posted a -42% return. The other sectors with double-digit negative returns included consumer discretionary, telecommunication services and industrials.

Based on both absolute return and weight in the S&P 500® Index, the greatest positive contribution to the Index’s performance came from the energy sector, which added almost 2.50% to the Index’s return. The financials sector was the most significant detractor, subtracting more than 8% from performance for the year ended June 30, 2008.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of funds with the objective of tracking the S&P 500® Index represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Index 500 Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
					Lipper
				S&P	S&P 500®
Class and	With		Without	500®	Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 12/1/91	N/A		$12,771	$13,285	$12,669

CLASS A 12/9/92	$12,196	#	$12,510	$13,285	$12,669

CLASS B 10/31/95	N/A		$12,158	$13,285	$12,669

CLASS K 12/7/92	N/A		$12,461	$13,285	$12,669

CLASS R 7/29/04	N/A		$12,110	$12,512	$12,283

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index comparative returns are as of 7/1/98 for Class Y, A, B and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper S&P 500® Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/98 for Class Y, A, B and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
	One		One	Five		Five	Ten		Ten	Since		Since
Class and	Year		Year	Years		Years	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS Y 12/1/91	N/A		(13.49)%	N/A		7.17%	N/A		2.48%	N/A		9.39%

CLASS A 12/9/92	(15.83)%	#	(13.68)%	6.37%	#	6.91%	2.01%	#	2.27%	8.44%	#	8.61%

CLASS B 10/31/95	(16.35)%	†	(13.91)%	6.49%	†	6.64%	N/A		1.97%	N/A		7.31%

CLASS K 12/7/92	N/A		(13.67)%	N/A		6.91%	N/A		2.22%	N/A		8.56%

CLASS R 7/29/04	N/A		(13.92)%	N/A		N/A	N/A		N/A	N/A		5.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, K and R Shares during the fiscal year ended 6/30/07 were 0.39%, 0.64%, 1.39%, 0.64% and 0.88%, respectively, and the net expense ratio for Class B Shares was 0.89%. On February 1, 2008, Funds Distributor began limiting 12b-1 fees to reduce the net expense ratio for Class A Shares by 0.10%. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y, A, B and K Shares during the calendar years from their inceptions through 2000. Funds Distributor has also limited certain 12b-1 fees for Class A Shares of the Fund during the 2008 calendar year and for Class B Shares of the Fund since inception. Total returns would have been lower if Munder Capital Management and Funds Distributor had not limited expenses during those periods. Funds Distributor’s expense limitations are voluntary and may be terminated at any time.

#	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$878.40	$2.52	0.54%
Class B	$1,000.00	$877.10	$4.06	0.87%
Class K	$1,000.00	$878.20	$2.90	0.62%
Class R	$1,000.00	$877.10	$4.06	0.87%
Class Y	$1,000.00	$879.20	$1.73	0.37%
Hypothetical
Class A	$1,000.00	$1,022.18	$2.72	0.54%
Class B	$1,000.00	$1,020.54	$4.37	0.87%
Class K	$1,000.00	$1,021.78	$3.12	0.62%
Class R	$1,000.00	$1,020.54	$4.37	0.87%
Class Y	$1,000.00	$1,023.02	$1.86	0.37%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 94.7%
Consumer Discretionary — 7.7%
Auto Components — 0.2%
11,418	Goodyear Tire & Rubber Company †	$203,583
28,166	Johnson Controls, Inc.	807,801

		1,011,384

Automobiles — 0.2%
106,416	Ford Motor Company †	511,861
26,872	General Motors Corporation	309,028
11,228	Harley-Davidson, Inc.	407,127

		1,228,016

Distributors — 0.1%
7,775	Genuine Parts Company	308,512

Diversified Consumer Services — 0.1%
6,549	Apollo Group, Inc., Class A †	289,859
15,443	H&R Block, Inc.	330,480

		620,339

Hotels, Restaurants & Leisure — 1.2%
20,731	Carnival Corporation	683,294
6,647	Darden Restaurants, Inc.	212,305
14,695	International Game Technology	367,081
14,263	Marriott International, Inc., Class A	374,261
53,802	McDonald’s Corporation	3,024,748
34,554	Starbucks Corporation †	543,880
8,861	Starwood Hotels & Resorts Worldwide, Inc.	355,060
4,198	Wendy’s International, Inc.	114,270
8,503	Wyndham Worldwide Corporation	152,289
22,485	YUM! Brands, Inc.	788,999

		6,616,187

Household Durables — 0.4%
2,926	Black & Decker Corporation (The)	168,274
5,879	Centex Corporation	78,602
13,162	D.R. Horton, Inc.	142,808
7,294	Fortune Brands, Inc.	455,219
2,761	Harman International Industries, Incorporated	114,278
3,698	KB Home	62,607
7,894	Leggett & Platt, Incorporated	132,382
6,681	Lennar Corporation, Class A	82,444

See Notes to Financial Statements.

1

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
13,143	Newell Rubbermaid, Inc.	$220,671
10,267	Pulte Homes, Inc.	98,871
2,771	Snap-on Incorporated	144,120
3,760	Stanley Works (The)	168,561
3,565	Whirlpool Corporation	220,067

		2,088,904

Internet & Catalog Retail — 0.2%
14,670	Amazon.com, Inc. †	1,075,751
10,015	Expedia, Inc. †	184,076
8,680	IAC/InterActiveCorp †	167,350

		1,427,177

Leisure Equipment & Products — 0.1%
13,841	Eastman Kodak Company	199,726
6,580	Hasbro, Inc.	235,038
17,178	Mattel, Inc.	294,087

		728,851

Media — 2.7%
32,324	CBS Corporation, Class B	629,995
23,632	Clear Channel Communications, Inc.	831,847
140,540	Comcast Corporation, Class A	2,666,044
33,720	DIRECTV Group Inc. (The) †	873,685
10,854	Gannett Co., Inc.	235,206
22,632	Interpublic Group of Companies, Inc. †	194,635
15,250	McGraw-Hill Companies, Inc. (The)	611,830
1,811	Meredith Corporation	51,233
6,906	New York Times Company (The), Class A	106,283
109,310	News Corporation, Class B	1,644,023
15,203	Omnicom Group Inc.	682,311
4,260	Scripps Networks Interactive, Class A †	163,371
169,845	Time Warner Inc.	2,513,706
30,034	Viacom Inc., Class B †	917,238
90,454	Walt Disney Company (The)	2,822,165
278	Washington Post Company (The), Class B	163,158

		15,106,730

See Notes to Financial Statements.

2

Shares		Value

Consumer Discretionary (Continued)
Multiline Retail — 0.7%
3,908	Big Lots, Inc. †	$122,086
2,744	Dillard’s, Inc., Class A	31,748
6,750	Family Dollar Stores, Inc.	134,595
10,539	J.C. Penney Company, Inc.	382,460
14,558	Kohl’s Corporation †	582,902
19,957	Macy’s, Inc.	387,565
8,339	Nordstrom, Inc.	252,672
3,320	Sears Holdings Corporation †	244,551
36,951	Target Corporation	1,717,852

		3,856,431

Specialty Retail — 1.4%
4,138	Abercrombie & Fitch Co., Class A	259,370
6,485	AutoNation, Inc. †	64,980
2,040	AutoZone, Inc. †	246,860
12,289	Bed Bath & Beyond Inc. †	345,321
16,418	Best Buy Co., Inc.	650,153
7,675	GameStop Corp., Class A †	310,070
21,304	Gap, Inc. (The)	355,138
80,548	Home Depot, Inc. (The)	1,886,434
14,215	Limited Brands, Inc.	239,523
69,477	Lowe’s Companies, Inc.	1,441,648
13,112	Office Depot, Inc. †	143,445
6,297	RadioShack Corporation	77,264
4,691	Sherwin-Williams Company (The)	215,458
33,326	Staples, Inc.	791,492
5,979	Tiffany & Co.	243,644
20,158	TJX Companies, Inc. (The)	634,372

		7,905,172

Textiles, Apparel & Luxury Goods — 0.4%
16,199	Coach, Inc. †	467,827
4,159	Jones Apparel Group, Inc.	57,186
4,498	Liz Claiborne, Inc.	63,647
18,007	NIKE, Inc., Class B	1,073,397
2,736	Polo Ralph Lauren Corporation	171,766
4,143	V.F. Corporation	294,899

		2,128,722

Total Consumer Discretionary		43,026,425

See Notes to Financial Statements.

3

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Staples — 10.2%
Beverages — 2.3%
33,846	Anheuser-Busch Companies, Inc.	$2,102,513
4,003	Brown-Forman Corporation, Class B	302,507
94,816	Coca-Cola Company (The)	4,928,536
13,654	Coca-Cola Enterprises, Inc.	236,214
9,322	Constellation Brands, Inc., Class A †	185,135
6,607	Molson Coors Brewing Company, Class B	358,958
6,425	Pepsi Bottling Group, Inc. (The)	179,386
75,283	PepsiCo, Inc.	4,787,246

		13,080,495

Food & Staples Retailing — 2.6%
20,564	Costco Wholesale Corporation	1,442,359
67,845	CVS Caremark Corporation	2,684,627
31,402	Kroger Co. (The)	906,576
20,789	Safeway Inc.	593,526
10,075	SUPERVALU Inc.	311,217
28,509	SYSCO Corporation	784,282
110,441	Wal-Mart Stores, Inc. (a)	6,206,784
47,011	Walgreen Co.	1,528,327
6,701	Whole Foods Market, Inc.	158,747

		14,616,445

Food Products — 1.5%
30,563	Archer-Daniels-Midland Company	1,031,501
10,227	Campbell Soup Company	342,196
23,145	ConAgra Foods, Inc.	446,236
7,270	Dean Foods Company †	142,637
15,902	General Mills, Inc.	966,365
14,958	H.J. Heinz Company	715,740
7,974	Hershey Foods Corporation	261,388
12,047	Kellogg Company	578,497
71,958	Kraft Foods Inc., Class A	2,047,205
6,147	McCormick & Company, Incorporated	219,202
33,524	Sara Lee Corporation	410,669
12,978	Tyson Foods, Inc., Class A	193,891
10,190	Wm. Wrigley Jr. Company	792,578

		8,148,105

See Notes to Financial Statements.

4

Shares		Value

Consumer Staples (Continued)
Household Products — 2.1%
6,542	Clorox Company (The)	$341,493
24,103	Colgate-Palmolive Company	1,665,517
19,860	Kimberly-Clark Corporation	1,187,231
144,909	Procter & Gamble Company (The)	8,811,916

		12,006,157

Personal Products — 0.2%
20,256	Avon Products, Inc.	729,621
5,428	Estee Lauder Companies Inc. (The), Class A	252,131

		981,752

Tobacco — 1.5%
99,407	Altria Group, Inc.	2,043,808
8,255	Lorillard, Inc. †	570,916
100,118	Philip Morris International Inc.	4,944,828
8,129	Reynolds American, Inc.	379,380
7,017	UST Inc.	383,198

		8,322,130

Total Consumer Staples		57,155,084

Energy — 15.3%
Energy Equipment & Services — 3.4%
14,620	Baker Hughes Incorporated	1,276,911
13,948	BJ Services Company	445,499
10,283	Cameron International Corporation †	569,164
6,851	ENSCO International Incorporated	553,150
41,407	Halliburton Company	2,197,470
13,362	Nabors Industries Ltd. †	657,811
19,706	National Oilwell Varco, Inc. †	1,748,316
12,756	Noble Corporation	828,630
5,347	Rowan Companies, Inc.	249,972
56,629	Schlumberger Limited	6,083,653
9,535	Smith International, Inc.	792,740
15,135	Transocean Inc. †	2,306,423
32,256	Weatherford International Ltd. †	1,599,575

		19,309,314

Oil, Gas & Consumable Fuels — 11.9%
22,219	Anadarko Petroleum Corporation	1,662,870
15,833	Apache Corporation	2,200,787

See Notes to Financial Statements.

5

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
4,640	Cabot Oil & Gas Corporation	$314,267
22,828	Chesapeake Energy Corporation	1,505,735
98,175	Chevron Corporation	9,732,088
73,212	ConocoPhillips	6,910,480
8,675	CONSOL Energy Inc.	974,810
21,177	Devon Energy Corporation	2,544,628
33,335	El Paso Corporation	724,703
11,785	EOG Resources, Inc.	1,546,192
250,790	Exxon Mobil Corporation (a)	22,102,123
13,336	Hess Corporation	1,682,870
33,602	Marathon Oil Corporation	1,742,936
3,820	Massey Energy Company	358,125
9,017	Murphy Oil Corporation	884,117
8,174	Noble Energy, Inc.	821,977
38,955	Occidental Petroleum Corporation	3,500,496
12,887	Peabody Energy Corporation	1,134,700
7,333	Range Resources Corporation	480,605
16,231	Southwestern Energy Company †	772,758
30,043	Spectra Energy Corp.	863,436
5,546	Sunoco, Inc.	225,667
6,610	Tesoro Corporation	130,680
25,085	Valero Energy Corporation	1,033,000
27,738	Williams Companies, Inc. (The)	1,118,119
24,241	XTO Energy Inc.	1,660,751

		66,628,920

Total Energy		85,938,234

Financials — 13.5%
Capital Markets — 2.6%
10,544	Ameriprise Financial, Inc.	428,824
54,291	Bank of New York Mellon Corporation (The)	2,053,829
44,077	Charles Schwab Corporation (The)	905,342
22,192	E*TRADE Financial Corporation †	69,683
4,154	Federated Investors, Inc., Class B	142,981
7,404	Franklin Resources, Inc.	678,577
18,710	Goldman Sachs Group, Inc. (The)	3,272,379
6,954	Janus Capital Group Inc.	184,072
6,698	Legg Mason, Inc.	291,832

See Notes to Financial Statements.

6

Shares		Value

Financials (Continued)
Capital Markets (Continued)
33,066	Lehman Brothers Holdings Inc.	$655,037
46,768	Merrill Lynch & Co., Inc.	1,483,013
52,551	Morgan Stanley	1,895,515
9,090	Northern Trust Corporation	623,301
20,249	State Street Corporation	1,295,733
12,326	T. Rowe Price Group, Inc.	696,049

		14,676,167

Commercial Banks — 2.1%
25,955	BB&T Corporation	590,995
7,230	Comerica Incorporated (b)	185,305
27,281	Fifth Third Bancorp	277,721
8,955	First Horizon National Corporation	66,536
17,593	Huntington Bancshares Incorporated	101,512
23,240	KeyCorp	255,175
3,658	M&T Bank Corporation	258,035
12,302	Marshall & Ilsley Corporation	188,590
36,515	National City Corporation	174,177
16,415	PNC Financial Services Group, Inc. (The)	937,296
32,979	Regions Financial Corporation	359,801
16,710	SunTrust Banks, Inc.	605,236
82,615	U.S. Bancorp	2,304,132
101,468	Wachovia Corporation	1,575,798
156,758	Wells Fargo & Company	3,723,002
5,146	Zions Bancorporation	162,048

		11,765,359

Consumer Finance — 0.6%
54,983	American Express Company	2,071,210
17,808	Capital One Financial Corporation	676,882
22,751	Discover Financial Services	299,631
22,158	SLM Corporation †	428,757

		3,476,480

Diversified Financial Services — 3.2%
216,385	Bank of America Corporation (a)	5,165,110
13,557	CIT Group Inc.	92,323
258,406	Citigroup Inc. (a)	4,330,885
2,587	CME Group Inc.	991,313
3,349	IntercontinentalExchange, Inc. †	381,786

See Notes to Financial Statements.

7

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Diversified Financial Services (Continued)
163,900	JPMorgan Chase & Co.	$5,623,409
8,394	Leucadia National Corporation	394,014
9,640	Moody’s Corporation	332,002
12,578	NYSE Euronext	637,201

		17,948,043

Insurance — 3.4%
15,801	ACE Limited	870,477
22,561	Aflac Incorporated	1,416,831
26,142	Allstate Corporation (The)	1,191,814
127,622	American International Group, Inc. (a)	3,376,878
14,179	Aon Corporation	651,383
4,545	Assurant, Inc.	299,788
17,347	Chubb Corporation (The)	850,176
7,744	Cincinnati Financial Corporation	196,698
20,546	Genworth Financial, Inc., Class A	365,924
14,937	Hartford Financial Services Group, Inc. (The)	964,482
12,307	Lincoln National Corporation	557,753
17,185	Loews Corporation	805,976
24,282	Marsh & McLennan Companies, Inc.	644,687
10,095	MBIA Inc.	44,317
33,714	MetLife, Inc.	1,779,088
12,288	Principal Financial Group, Inc.	515,727
32,158	Progressive Corporation (The)	601,998
20,694	Prudential Financial, Inc.	1,236,260
4,267	SAFECO Corporation	286,572
4,262	Torchmark Corporation	249,966
28,702	Travelers Companies, Inc. (The)	1,245,667
16,439	UnumProvident Corporation	336,178
8,546	XL Capital Ltd., Class A	175,706

		18,664,346

Real Estate Investment Trusts (REITs) — 1.1%
4,259	Apartment Investment and Management Company, Class A	145,061
3,653	AvalonBay Communities, Inc.	325,701
5,681	Boston Properties, Inc.	512,540
5,737	Developers Diversified Realty Corporation	199,131
12,839	Equity Residential	491,348

See Notes to Financial Statements.

8

Shares		Value

Financials (Continued)
Real Estate Investment Trusts (Continued)
12,696	General Growth Properties, Inc.	$444,741
11,149	HCP, Inc.	354,650
24,787	Host Hotels & Resorts, Inc.	338,343
12,042	Kimco Realty Corporation	415,690
8,121	Plum Creek Timber Company, Inc.	346,848
12,403	ProLogis	674,103
5,860	Public Storage, Inc.	473,429
10,667	Simon Property Group, Inc.	958,857
6,415	Vornado Realty Trust	564,520

		6,244,962

Real Estate Management & Development — 0.0% #
8,347	CB Richard Ellis Group, Inc. †	160,262

Thrifts & Mortgage Finance — 0.5%
27,899	Countrywide Financial Corporation	118,571
30,696	Federal Home Loan Mortgage Corporation	503,414
50,517	Federal National Mortgage Association	985,587
24,640	Hudson City Bancorp, Inc.	410,995
6,007	MGIC Investment Corporation	36,703
22,986	Sovereign Bancorp, Inc.	169,177
50,257	Washington Mutual, Inc.	247,767

		2,472,214

Total Financials		75,407,833

Health Care — 11.3%
Biotechnology — 1.4%
51,674	Amgen Inc. †	2,436,946
13,908	Biogen Idec Inc. †	777,318
20,688	Celgene Corporation †	1,321,342
12,687	Genzyme Corporation †	913,718
43,784	Gilead Sciences, Inc. †	2,318,363

		7,767,687

Health Care Equipment & Supplies — 2.0%
29,778	Baxter International, Inc.	1,904,005
11,584	Becton, Dickinson and Company	941,779
63,917	Boston Scientific Corporation †	785,540
4,712	C.R. Bard, Inc.	414,420
23,712	Covidien Ltd.	1,135,568

See Notes to Financial Statements.

9

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment & Supplies (Continued)
7,551	Hospira, Inc. †	$302,871
1,837	Intuitive Surgical, Inc. †	494,888
53,304	Medtronic, Inc.	2,758,482
16,083	St. Jude Medical, Inc. †	657,473
11,336	Stryker Corporation	712,808
5,962	Varian Medical Systems, Inc. †	309,130
10,987	Zimmer Holdings, Inc. †	747,665

		11,164,629

Health Care Providers & Services — 1.7%
23,011	Aetna, Inc.	932,636
7,642	AmerisourceBergen Corporation	305,604
16,938	Cardinal Health, Inc.	873,662
13,328	CIGNA Corporation	471,678
7,198	Coventry Health Care, Inc. †	218,963
11,920	Express Scripts, Inc. †	747,622
8,031	Humana, Inc. †	319,393
5,308	Laboratory Corporation of America Holdings †	369,596
13,161	McKesson Corporation	735,831
24,048	Medco Health Solutions, Inc. †	1,135,066
6,213	Patterson Companies, Inc. †	182,600
7,490	Quest Diagnostics Incorporated	363,040
22,788	Tenet Healthcare Corporation †	126,701
58,320	UnitedHealth Group Incorporated	1,530,900
24,974	WellPoint, Inc. †	1,190,261

		9,503,553

Health Care Technology — 0.0% #
8,607	IMS Health, Inc.	200,543

Life Sciences Tools & Services — 0.4%
8,040	Applied Biosystems, Inc.	269,179
2,643	Millipore Corporation †	179,354
5,650	PerkinElmer, Inc.	157,353
19,850	Thermo Fisher Scientific Inc. †	1,106,240
4,751	Waters Corporation †	306,440

		2,018,566

See Notes to Financial Statements.

10

Shares		Value

Health Care (Continued)
Pharmaceuticals — 5.8%
73,252	Abbott Laboratories	$3,880,158
14,596	Allergan, Inc.	759,722
5,183	Barr Pharmaceuticals, Inc. †	233,650
93,961	Bristol-Myers Squibb Company	1,929,019
46,950	Eli Lilly and Company	2,167,212
14,465	Forest Laboratories, Inc. †	502,514
133,765	Johnson & Johnson (a)	8,606,440
11,819	King Pharmaceuticals, Inc. †	123,745
101,884	Merck & Co., Inc.	3,840,008
14,621	Mylan Laboratories, Inc. †	176,476
321,109	Pfizer Inc. (a)	5,609,774
76,960	Schering-Plough Corporation	1,515,342
4,979	Watson Pharmaceuticals, Inc. †	135,279
63,286	Wyeth	3,035,197

		32,514,536

Total Health Care		63,169,514

Industrials — 10.5%
Aerospace & Defense — 2.5%
35,667	Boeing Company (The)	2,344,035
18,914	General Dynamics Corporation	1,592,559
5,936	Goodrich Corporation	281,723
35,196	Honeywell International, Inc.	1,769,655
5,822	L-3 Communications Holdings, Inc.	529,045
16,032	Lockheed Martin Corporation	1,581,717
16,232	Northrop Grumman Corporation	1,085,921
6,611	Precision Castparts Corp.	637,102
20,077	Raytheon Company	1,129,933
7,629	Rockwell Collins, Inc.	365,887
46,193	United Technologies Corporation	2,850,108

		14,167,685

Air Freight & Logistics — 0.9%
8,100	C.H. Robinson Worldwide, Inc.	444,204
10,123	Expeditors International of Washington, Inc.	435,289
14,717	FedEx Corporation	1,159,553
48,454	United Parcel Service, Inc., Class B	2,978,467

		5,017,513

See Notes to Financial Statements.

11

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Airlines — 0.1%
34,732	Southwest Airlines Co.	$452,905

Building Products — 0.1%
17,168	Masco Corporation	270,053

Commercial Services & Supplies — 0.5%
16,010	Allied Waste Industries, Inc. †	202,046
5,054	Avery Dennison Corporation	222,022
6,274	Cintas Corporation	166,324
6,147	Equifax, Inc.	206,662
5,899	Monster Worldwide, Inc. †	121,579
9,852	Pitney Bowes, Inc.	335,953
10,076	R.R. Donnelley & Sons Company	299,157
7,629	Robert Half International, Inc.	182,867
23,289	Waste Management, Inc.	878,228

		2,614,838

Construction & Engineering — 0.2%
4,210	Fluor Corporation	783,397
5,781	Jacobs Engineering Group Inc. †	466,526

		1,249,923

Electrical Equipment — 0.4%
8,259	Cooper Industries, Ltd., Class A	326,230
37,059	Emerson Electric Co.	1,832,568
6,965	Rockwell Automation, Inc.	304,579

		2,463,377

Industrial Conglomerates — 2.9%
33,428	3M Company	2,326,254
473,101	General Electric Company (a)	12,627,066
11,830	Textron, Inc.	567,012
22,889	Tyco International Ltd.	916,476

		16,436,808

Machinery — 1.8%
29,179	Caterpillar, Inc.	2,153,994
9,640	Cummins Inc.	631,613
12,091	Danaher Corporation	934,634
20,454	Deere & Company	1,475,347
8,988	Dover Corporation	434,749

See Notes to Financial Statements.

12

Shares		Value

Industrials (Continued)
Machinery (Continued)
7,812	Eaton Corporation	$663,786
18,858	Illinois Tool Works, Inc.	895,944
15,084	Ingersoll-Rand Company Limited, Class A	564,594
8,623	ITT Industries, Inc.	546,095
6,171	Manitowoc Company, Inc. (The)	200,743
17,331	PACCAR Inc.	724,956
5,689	Pall Corporation	225,739
7,961	Parker-Hannifin Corporation	567,778
4,760	Terex Corporation †	244,521

		10,264,493

Road & Rail — 1.0%
13,916	Burlington Northern Santa Fe Corporation	1,390,069
19,218	CSX Corporation	1,207,083
17,835	Norfolk Southern Corporation	1,117,719
2,729	Ryder System, Inc.	187,974
24,527	Union Pacific Corporation	1,851,788

		5,754,633

Trading Companies & Distributors — 0.1%
3,086	W.W. Grainger, Inc.	252,435

Total Industrials		58,944,663

Information Technology — 15.6%
Communications Equipment — 2.4%
4,182	Ciena Corporation †	96,897
280,381	Cisco Systems, Inc. †	6,521,662
74,752	Corning Incorporated	1,723,034
10,803	JDS Uniphase Corporation †	122,722
24,916	Juniper Networks, Inc. †	552,637
107,044	Motorola, Inc.	785,703
76,831	QUALCOMM Incorporated	3,408,991
18,863	Tellabs, Inc. †	87,713

		13,299,359

Computers & Peripherals — 4.4%
41,846	Apple Inc. †	7,006,694
95,924	Dell Inc. †	2,098,817
98,121	EMC Corporation †	1,441,397
117,057	Hewlett-Packard Company	5,175,090

See Notes to Financial Statements.

13

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
65,192	International Business Machines Corporation (a)	$7,727,208
4,561	Lexmark International, Inc., Class A †	152,474
16,305	NetApp, Inc. †	353,166
6,452	QLogic Corporation †	94,135
10,667	SanDisk Corporation †	199,473
37,107	Sun Microsystems, Inc. †	403,724
8,626	Teradata Corporation †	199,606

		24,851,784

Electronic Equipment & Instruments — 0.3%
17,092	Agilent Technologies, Inc. †	607,449
9,995	Jabil Circuit, Inc.	164,018
6,607	Molex Incorporated	161,277
22,689	Tyco Electronics Ltd.	812,720

		1,745,464

Information Technology Services — 0.9%
4,610	Affiliated Computer Services, Inc., Class A †	246,589
24,606	Automatic Data Processing, Inc.	1,030,992
13,711	Cognizant Technology Solutions Corporation, Class A †	445,745
7,173	Computer Sciences Corporation †	335,983
5,864	Convergys Corporation †	87,139
23,866	Electronic Data Systems Corporation	588,058
8,149	Fidelity National Information Services, Inc.	300,780
7,781	Fiserv, Inc. †	353,024
15,222	Paychex, Inc.	476,144
9,406	Total System Services, Inc.	209,001
16,976	Unisys Corporation †	67,055
35,122	Western Union Company (The)	868,216

		5,008,726

Internet Software & Services — 1.7%
8,028	Akamai Technologies, Inc. †	279,294
52,468	eBay Inc. †	1,433,950
11,032	Google Inc., Class A †	5,807,466
9,241	VeriSign, Inc. †	349,310
65,303	Yahoo! Inc. †	1,349,160

		9,219,180

See Notes to Financial Statements.

14

Shares		Value

Information Technology (Continued)
Office Electronics — 0.1%
42,677	Xerox Corporation	$578,700

Semiconductors & Semiconductor Equipment — 2.4%
29,089	Advanced Micro Devices, Inc. †	169,589
14,229	Altera Corporation	294,540
13,770	Analog Devices, Inc.	437,473
64,336	Applied Materials, Inc.	1,228,174
21,229	Broadcom Corporation, Class A †	579,340
271,879	Intel Corporation	5,839,961
8,071	KLA-Tencor Corporation	328,570
10,530	Linear Technology Corporation	342,962
30,256	LSI Logic Corporation †	185,772
10,809	MEMC Electronic Materials, Inc. †	665,186
8,778	Microchip Technology Incorporated	268,080
36,112	Micron Technology, Inc. †	216,672
10,244	National Semiconductor Corporation	210,412
4,739	Novellus Systems, Inc. †	100,419
26,330	NVIDIA Corporation †	492,898
8,143	Teradyne, Inc. †	90,143
62,783	Texas Instruments Incorporated	1,767,969
13,255	Xilinx, Inc.	334,689

		13,552,849

Software — 3.4%
25,242	Adobe Systems Incorporated †	994,282
10,629	Autodesk, Inc. †	359,366
9,065	BMC Software, Inc. †	326,340
18,531	CA, Inc.	427,881
8,711	Citrix Systems, Inc. †	256,191
12,419	Compuware Corporation †	118,477
15,113	Electronic Arts, Inc. †	671,471
15,236	Intuit Inc. †	420,057
380,167	Microsoft Corporation (a)	10,458,394
16,914	Novell, Inc. †	99,623
188,277	Oracle Corporation †	3,953,817
39,876	Symantec Corporation †	771,601

		18,857,500

Total Information Technology		87,113,562

See Notes to Financial Statements.

15

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Materials — 3.7%
Chemicals — 2.0%
9,999	Air Products and Chemicals, Inc.	$988,501
2,689	Ashland Inc.	129,610
44,162	Dow Chemical Company (The)	1,541,695
42,751	E.I. du Pont de Nemours and Company	1,833,590
3,618	Eastman Chemical Company	249,136
8,329	Ecolab, Inc.	358,064
5,451	Hercules, Inc.	92,285
3,821	International Flavors & Fragrances, Inc.	149,248
26,047	Monsanto Company	3,293,383
7,788	PPG Industries, Inc.	446,798
14,862	Praxair, Inc.	1,400,595
5,953	Rohm & Haas Company	276,457
6,118	Sigma-Aldrich Corporation	329,516

		11,088,878

Construction Materials — 0.1%
5,205	Vulcan Materials Company	311,155

Containers & Packaging — 0.1%
4,685	Ball Corporation	223,662
4,785	Bemis Company, Inc.	107,279
6,264	Pactiv Corporation †	132,985
7,601	Sealed Air Corporation	144,495

		608,421

Metals & Mining — 1.3%
5,317	AK Steel Holding Corporation	366,820
38,687	Alcoa, Inc.	1,378,031
4,798	Allegheny Technologies Incorporated	284,425
18,189	Freeport-McMoRan Copper & Gold Inc., Class B	2,131,569
21,550	Newmont Mining Corporation	1,124,048
14,883	Nucor Corporation	1,111,314
4,749	Titanium Metals Corporation	66,438
5,587	United States Steel Corporation	1,032,366

		7,495,011

See Notes to Financial Statements.

16

Shares		Value

Materials (Continued)
Paper & Forest Products — 0.2%
20,297	International Paper Company	$472,920
8,245	MeadWestvaco Corporation	196,561
10,066	Weyerhaeuser Company	514,775

		1,184,256

Total Materials		20,687,721

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
281,989	AT&T Inc.	9,500,209
5,005	CenturyTel, Inc.	178,128
15,390	Citizens Communications Company	174,523
7,003	Embarq Corporation	331,032
72,219	Qwest Communications International, Inc.	283,821
135,304	Verizon Communications Inc.	4,789,761
21,230	Windstream Corporation	261,978

		15,519,452

Wireless Telecommunication Services — 0.3%
18,823	American Tower Corporation, Class A †	795,272
135,322	Sprint Nextel Corporation	1,285,559

		2,080,831

Total Telecommunication Services		17,600,283

Utilities — 3.8%
Electric Utilities — 2.2%
7,975	Allegheny Energy, Inc.	399,627
19,061	American Electric Power Company, Inc.	766,824
60,024	Duke Energy Corporation	1,043,217
15,464	Edison International	794,540
9,089	Entergy Corporation	1,095,043
31,137	Exelon Corporation	2,801,085
14,468	FirstEnergy Corp.	1,191,150
19,371	FPL Group, Inc.	1,270,350
9,559	Pepco Holdings, Inc.	245,188
4,827	Pinnacle West Capital Corporation	148,527
17,706	PPL Corporation	925,493
12,403	Progress Energy, Inc.	518,818
36,415	Southern Company (The)	1,271,612

		12,471,474

See Notes to Financial Statements.

17

Munder Index 500 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Utilities (Continued)
Gas Utilities — 0.1%
2,168	Nicor, Inc.	$92,335
8,225	Questar Corporation	584,304

		676,639

Independent Power Producers & Energy Traders — 0.3%
31,887	AES Corporation (The) †	612,549
8,466	Constellation Energy Group, Inc.	695,059
23,820	Dynegy Inc., Class A †	203,661

		1,511,269

Multi-Industry — 1.2%
9,942	Ameren Corporation	419,851
15,724	CenterPoint Energy, Inc.	252,370
10,816	CMS Energy Corporation	161,158
12,940	Consolidated Edison, Inc.	505,825
27,434	Dominion Resources, Inc.	1,302,841
7,743	DTE Energy Company	328,613
3,671	Integrys Energy Group, Inc.	186,597
13,015	NiSource, Inc.	233,229
16,957	PG&E Corporation	673,023
24,136	Public Service Enterprise Group, Inc.	1,108,566
11,882	Sempra Energy	670,739
10,003	TECO Energy, Inc.	214,964
20,450	Xcel Energy, Inc.	410,432

		6,468,208

Total Utilities		21,127,590

TOTAL COMMON STOCKS
(Cost $268,125,423)		530,170,909

INVESTMENT COMPANY SECURITIES — 5.0%
Financials — 0.0% #
Capital Markets — 0.0% #
9,630	American Capital, Ltd.	228,905

Multi-Sector — 5.0%
Multi-Industry — 5.0%
27,671,544	Institutional Money Market Fund (b)	27,671,544

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $28,116,610)		27,900,449

See Notes to Financial Statements.

18

Principal
Amount		Value

U.S. TREASURY BILL — 0.4%
(Cost $1,997,508)
$2,000,000	1.000% due 07/24/08 (a),(c)	$1,997,508

TOTAL INVESTMENTS
(Cost $298,239,541)	100.1%	560,068,866
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(405,292)

NET ASSETS	100.0%	$559,663,574

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(b)	Affiliated company securities (see Notes to Financial Statements, Notes 3 and 6).

(c)	Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.

19

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $270,366,376)	$532,212,017
Securities of affiliated companies (cost — $27,873,165)	27,856,849

Total Investments	560,068,866
Dividends receivable	748,829
Receivable for investment securities sold	178,621
Receivable for Fund shares sold	318,120
Variation margin receivable on open futures contracts	25,850
Prepaid expenses and other assets	19,299

Total Assets	561,359,585

LIABILITIES:
Payable for investment securities purchased	650,352
Transfer agency/record keeping fees payable	139,726
Payable for Fund shares redeemed	602,765
Trustees’ fees and expenses payable	68,027
Distribution and shareholder servicing fees payable — Class A, B and R Shares	65,321
Administration fees payable	55,902
Shareholder servicing fees payable — Class K Shares	26,717
Custody fees payable	12,327
Investment advisory fees payable	2,299
Accrued expenses and other payables	72,575

Total Liabilities	1,696,011

NET ASSETS	$559,663,574

Investments, at cost	$298,239,541

See Notes to Financial Statements.

20

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(10,088)
Accumulated net realized gain on investments sold	34,181,923
Net unrealized appreciation of investments	260,308,214
Paid-in capital	265,183,525

$559,663,574

NET ASSETS:
Class A Shares	$317,989,685

Class B Shares	$49,290,019

Class K Shares	$122,020,789

Class R Shares	$7,026,258

Class Y Shares	$63,336,823

SHARES OUTSTANDING:
Class A Shares	12,527,390

Class B Shares	1,941,417

Class K Shares	4,810,378

Class R Shares	276,878

Class Y Shares	2,490,422

CLASS A SHARES:
Net asset value and redemption price per share	$25.38

Maximum sales charge	2.50%
Maximum offering price per share	$26.03

CLASS B SHARES:
Net asset value and offering price per share*	$25.39

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$25.37

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$25.38

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$25.43

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

21

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$82,848
Dividends on securities of unaffiliated companies	13,609,950
Dividends on securities of affiliated companies	744,956

Total Investment Income	14,437,754

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	981,205
Class B Shares	604,528
Class R Shares	27,684
Shareholder servicing fees:
Class K Shares	404,854
Investment advisory fees	936,127
Administration fees	766,629
Transfer agency/record keeping fees	531,759
Custody fees	162,624
Registration and filing fees	66,172
Legal and audit fees	54,698
Trustees’ fees and expenses	26,148
Other	161,602

Total Expenses	4,724,030
Fees waived by distributor	(445,241)

Net Expenses	4,278,789

NET INVESTMENT INCOME	10,158,965

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	74,966,631
Security transactions of affiliated companies	(9,462)
Futures contracts	(3,035,508)
Net change in unrealized appreciation/(depreciation) of:
Securities	(177,409,470)
Futures contracts	(980,118)

Net realized and unrealized loss on investments	(106,467,927)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(96,308,962)

See Notes to Financial Statements.

22

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$10,158,965	$11,332,457
Net realized gain from security transactions and futures contracts	71,921,661	62,387,063
Net change in net unrealized appreciation/(depreciation) of security transactions and futures contracts	(178,389,588)	79,767,828

Net increase/(decrease) in net assets resulting from operations	(96,308,962)	153,487,348
Dividends to shareholders from net investment income:
Class A Shares	(5,790,935)	(6,531,610)
Class B Shares	(731,742)	(775,024)
Class K Shares	(2,309,032)	(2,902,466)
Class R Shares	(80,521)	(18,405)
Class Y Shares	(1,274,860)	(1,256,755)
Distributions to shareholders from net realized gains:
Class A Shares	(18,280,811)	—
Class B Shares	(2,786,722)	—
Class K Shares	(7,744,511)	—
Class R Shares	(278,665)	—
Class Y Shares	(3,398,779)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(63,917,349)	(87,952,342)
Class B Shares	(7,780,183)	(19,547,843)
Class K Shares	(53,250,603)	(39,311,368)
Class R Shares	5,759,119	2,204,662
Class Y Shares	(1,346,589)	(6,236,367)
Short-term trading fees	16,870	53,214

Net decrease in net assets	(259,504,275)	(8,786,956)
NET ASSETS:
Beginning of year	819,167,849	827,954,805

End of year	$559,663,574	$819,167,849

(Accumulated distributions in excess of net investment income)/Undistributed net investment income	$(10,088)	$18,037

See Notes to Financial Statements.

23

Munder Index 500 Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$54,630,619	$78,810,186
Issued as reinvestment of dividends and distributions	18,649,455	5,160,781
Redeemed	(137,197,423)	(171,923,309)

Net decrease	$(63,917,349)	$(87,952,342)

Class B Shares:
Sold	$1,715,453	$2,831,081
Issued as reinvestment of dividends and distributions	2,625,589	570,461
Redeemed*	(12,121,225)	(22,949,385)

Net decrease	$(7,780,183)	$(19,547,843)

Class K Shares:
Sold	$19,891,440	$22,940,477
Issued as reinvestment of dividends and distributions	7,115,033	2,074,443
Redeemed	(80,257,076)	(64,326,288)

Net decrease	$(53,250,603)	$(39,311,368)

Class R Shares:
Sold	$7,056,909	$2,956,519
Issued as reinvestment of dividends and distributions	359,185	18,405
Redeemed	(1,656,975)	(770,262)

Net increase	$5,759,119	$2,204,662

Class Y Shares:
Sold	$10,022,261	$8,892,186
Issued as reinvestment of dividends and distributions	4,099,581	1,078,251
Redeemed	(15,468,431)	(16,206,804)

Net decrease	$(1,346,589)	$(6,236,367)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

24

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	1,898,856	2,729,743
Issued as reinvestment of dividends and distributions	640,378	174,877
Redeemed	(4,736,953)	(5,856,322)

Net decrease	(2,197,719)	(2,951,702)

Class B Shares:
Sold	59,152	97,396
Issued as reinvestment of dividends and distributions	89,976	19,317
Redeemed*	(419,557)	(809,313)

Net decrease	(270,429)	(692,600)

Class K Shares:
Sold	689,902	787,652
Issued as reinvestment of dividends and distributions	244,176	70,243
Redeemed	(2,780,564)	(2,197,570)

Net decrease	(1,846,486)	(1,339,675)

Class R Shares:
Sold	238,107	102,237
Issued as reinvestment of dividends and distributions	12,405	614
Redeemed	(58,447)	(25,805)

Net increase	192,065	77,046

Class Y Shares:
Sold	340,950	307,805
Issued as reinvestment of dividends and distributions	140,771	36,399
Redeemed	(531,999)	(554,991)

Net decrease	(50,278)	(210,787)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

25

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07	6/30/06	6/30/05	6/30/04

Net asset value, beginning of period	$31.24	$26.42	$24.80	$23.81	$20.33

Income/(loss) from investment operations:
Net investment income	0.42	0.40	0.34	0.36	0.23
Net realized and unrealized gain/(loss) on investments	(4.48)	4.82	1.63	0.99	3.48

Total from investment operations	(4.06)	5.22	1.97	1.35	3.71

Less distributions:
Dividends from net investment income	(0.44)	(0.40)	(0.35)	(0.36)	(0.23)
Distributions from net realized gains	(1.36)	—	—	—	—

Total distributions	(1.80)	(0.40)	(0.35)	(0.36)	(0.23)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$25.38	$31.24	$26.42	$24.80	$23.81

Total return(d)	(13.68)%	19.86%	7.95%	5.67%	18.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$317,990	$460,012	$467,002	$459,667	$436,216
Ratio of operating expenses to average net assets	0.60%	0.64%	0.66%	0.65%	0.67%
Ratio of net investment income to average net assets	1.46%	1.34%	1.29%	1.48%	1.03%
Portfolio turnover rate	3%	3%	6%	4%	2%
Ratio of operating expenses to average net assets without expense waivers	0.64%	0.64%	0.66%	0.65%	0.68%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

26

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07	6/30/06	6/30/05	6/30/04

$31.25	$26.43	$24.80	$23.82	$20.33

0.35	0.30	0.25	0.29	0.17

(4.49)	4.85	1.66	0.99	3.50

(4.14)	5.15	1.91	1.28	3.67

(0.36)	(0.33)	(0.28)	(0.30)	(0.18)
(1.36)	—	—	—	—

(1.72)	(0.33)	(0.28)	(0.30)	(0.18)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$25.39	$31.25	$26.43	$24.80	$23.82

(13.91)%	19.55%	7.72%	5.37%	18.08%

$49,290	$69,120	$76,756	$135,069	$215,549

0.89%	0.89%	0.91%	0.90%	0.92%

1.19%	1.08%	1.04%	1.23%	0.78%
3%	3%	6%	4%	2%

1.39%	1.39%	1.41%	1.40%	1.43%

See Notes to Financial Statements.

27

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	K Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07	6/30/06	6/30/05	6/30/04

Net asset value, beginning of period	$31.22	$26.41	$24.79	$23.80	$20.32

Income/(loss) from investment operations:
Net investment income	0.42	0.39	0.35	0.36	0.23
Net realized and unrealized gain/(loss) on investments	(4.48)	4.82	1.62	0.99	3.48

Total from investment operations	(4.06)	5.21	1.97	1.35	3.71

Less distributions:
Dividends from net investment income	(0.43)	(0.40)	(0.35)	(0.36)	(0.23)
Distributions from net realized gains	(1.36)	—	—	—	—

Total distributions	(1.79)	(0.40)	(0.35)	(0.36)	(0.23)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$25.37	$31.22	$26.41	$24.79	$23.80

Total return(d)	(13.67)%	19.83%	7.95%	5.68%	18.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$122,021	$207,857	$211,158	$273,790	$299,782
Ratio of operating expenses to average net assets	0.64%	0.64%	0.66%	0.65%	0.67%
Ratio of net investment income to average net assets	1.44%	1.34%	1.29%	1.48%	1.03%
Portfolio turnover rate	3%	3%	6%	4%	2%
Ratio of operating expenses to average net assets without expense waivers	0.64%	0.64%	0.66%	0.65%	0.68%

(a)	Class K Shares and Class R Shares of the Fund commenced operations on December 7, 1992 and July 29, 2004, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

28

R Shares
Year	Year	Year	Period
Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07	6/30/06	6/30/05

$31.24	$26.42	$24.80	$22.98

0.34	0.33	0.27	0.32

(4.48)	4.82	1.63	1.81

(4.14)	5.15	1.90	2.13

(0.36)	(0.33)	(0.28)	(0.31)
(1.36)	—	—	—

(1.72)	(0.33)	(0.28)	(0.31)

0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

$25.38	$31.24	$26.42	$24.80

(13.92)%	19.56%	7.68%	9.26%

$7,026	$2,649	$205	$17

0.88%	0.88%	0.91%	0.90	%(e)

1.21%	1.10%	1.04%	1.24	%(e)
3%	3%	6%	4%

0.88%	0.88%	0.91%	0.90	%(e)

See Notes to Financial Statements.

29

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07	6/30/06	6/30/05	6/30/04

Net asset value, beginning of period	$31.30	$26.47	$24.84	$23.85	$20.37

Income/(loss) from investment operations:
Net investment income	0.49	0.48	0.44	0.44	0.29
Net realized and unrealized gain/(loss) on investments	(4.50)	4.83	1.60	0.97	3.48

Total from investment operations	(4.01)	5.31	2.04	1.41	3.77

Less distributions:
Dividends from net investment income	(0.50)	(0.48)	(0.41)	(0.42)	(0.29)
Distributions from net realized gains	(1.36)	—	—	—	—

Total distributions	(1.86)	(0.48)	(0.41)	(0.42)	(0.29)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$25.43	$31.30	$26.47	$24.84	$23.85

Total return(d)	(13.49)%	20.16%	8.20%	5.97%	18.59%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$63,337	$79,529	$72,834	$80,418	$87,010
Ratio of operating expenses to average net assets	0.39%	0.39%	0.41%	0.40%	0.42%
Ratio of net investment income to average net assets	1.70%	1.59%	1.54%	1.73%	1.28%
Portfolio turnover rate	3%	3%	6%	4%	2%
Ratio of operating expenses to average net assets without expense waivers	0.39%	0.39%	0.41%	0.40%	0.43%

(a)	Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

30

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide performance and income that is comparable to the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500®”), a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

31

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities and financial futures contracts are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information.

Futures Contracts: The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that

32

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

33

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.20% on the first $250 million; 0.12% on the next $250 million; and 0.07% on assets exceeding $500 million. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1348% for advisory services. Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of the Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Fund, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.12% on the first $10 million; 0.10% on the next $40 million; 0.08% on the next $50 million; 0.04% on the next $100 million; and 0.02% on assets exceeding $200 million.

34

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $766,629 before payment of sub-administration fees and $512,568 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1104% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated companies in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $34,116 in advisory fees before waivers and expense reimbursements ($1,933 after waivers and expense reimbursements) and $13,996 in administration fees.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. For the year ended June 30, 2008, Comerica Bank was paid $8,793 for its administrative, record keeping and other related services provided to the Fund. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $14 from commissions on sales of Class A Shares for the year ended June 30, 2008.

35

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

36

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor (“Distributor”).

No payments are made under the Plan with regard to Class Y Shares.

Effective February 1, 2008, the Distributor began voluntarily waiving 0.10% of 12b-1 fees for Class A Shares of the Fund. In addition, during the entire year ended June 30, 2008, the Distributor voluntarily waived 0.50% of 12b-1 fees for Class B Shares of the Fund. For the year ended June 30, 2008, the waivers for Class A Shares and Class B Shares amounted to $142,975 and $302,266, respectively, and are collectively reflected as fees waived by Distributor in the accompanying Statement of Operations.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $294 to Comerica Securities and $404,254 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class K and Class R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $20,653,017 and $179,333,885, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $277,858,948, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $23,478,378 and net appreciation for Federal income tax purposes was $254,380,570. At June 30, 2008, aggregate cost for Federal income tax purposes was $305,688,296.

37

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, the Fund had the following open financial futures contracts:

		Notional	Market	Gross
		Value of	Value of	Unrealized
	Contracts	Contracts	Contracts	Depreciation

S&P 500® Index, September 2008	94	$31,626,961	$30,105,850	$(1,521,111)

6.	Affiliated Company Securities

The term “affiliated company” includes any company with control over an investment advisor or sub-advisor to the Fund and any company that is under common control with the Fund. At, or during the year ended June 30, 2008, the Fund held the following securities of affiliated companies:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Affiliated Company	6/30/07	Cost	Shares	Proceeds	Shares	6/30/08	Income	Loss

Comerica Incorporated	$549,324	$0	0	$90,414	2,007	$185,305	$20,908	$(9,462)
Institutional Money Market Fund	28,158,936	184,497,639	184,497,639	184,985,031	184,985,031	27,671,544	724,048	—

7.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $5,117.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

38

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2008 and June 30, 2007 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2008	$10,669,639	$32,006,939	$42,676,578
June 30, 2007	11,484,260	—	11,484,260

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Undistributed	Unrealized
Income	Capital Gains	Appreciation	Total

$42,392	$40,109,567	$254,380,570	$294,532,529

The differences between book and tax distributable earnings are primarily due to wash sales, mark-to-market adjustments of futures contracts, real estate investment trust basis adjustments and deferred trustees’ fees.

10. Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $13,789,748 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2007, the amount of long-term capital gain distributions designated by the Fund was $32,006,939.

39

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World will vote proxies for the Fund in a manner that complies with these proxy voting policies and procedures.

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained World Asset Management, Inc. (“World”) to serve as sub-advisor to the Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated December 29, 2006 (“Sub-Advisory Agreement”). At an in-person meeting on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining

40

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, World, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement and the Sub-Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

41

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the Fund under the Agreements: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of each of the Advisor and World. In this regard, the Board was presented with detailed information concerning the organizational structures of the Advisor and World and recent changes in the Advisor’s and World’s organizations;

•	the qualifications of management of each of the Advisor and World and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at World and the organizational structure and depth of World’s portfolio management team, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor and World during the previous year and the services anticipated to be provided in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the Fund and the process used by the Advisor to oversee World’s activities;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and World’s performance with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

42

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, met or exceeded the performance of the benchmark for the one-, three- and five-year periods, but trailed the performance of the benchmark for the ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, but trailed the median performance of the Fund’s Lipper peer group for the ten-year period, and (3) the Fund had favorable Lipper rankings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and World and their respective affiliates from the relationships with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the

43

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

Advisor as to the costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund, based on certain stated assumptions. The Board also considered detailed information provided by World as to the costs and profitability of World in 2007 with respect to the services provided by World to the Fund, based on certain stated assumptions. The Board also considered World’s representation that it does not engage in “soft dollar” transactions on behalf of the Fund. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement and the profitability of the Fund to World under the Sub-Advisory Agreement were not unreasonable in light of the costs related to the services that the Advisor and World provide the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. The Board also considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement and should not preclude approval of the continuance of the Sub-Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund with average assets in a range comparable to the Fund’s average assets. The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment

44

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the Fund: The Board considered the representations that, beyond the fees earned by the Advisor or World and their respective affiliates for providing services to the Fund, the Advisor or World may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2008.

45

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

46

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/ Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

47

Munder Index 500 Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

48

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World, the Fund’s sub-advisor. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

49

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

50

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

51

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52

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53

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.
255 East Brown Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINDEX608

ANNUAL REPORT
June 30, 2008

Munder International
Fund — Core Equity
Class A, C, K, R, Y & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Statement of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
19	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund from its inception through June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne, Peter Carpenter, Robert Cerow, Peter Collins, John Evers, Daniel LeVan and Jeffrey Sullivan

The Fund posted a -6.20% return for the period from its inception on August 16, 2007 through June 30, 2008, compared to a -4.11% return for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (net dividends).

Reflecting the negative stock market environment during the period, both the Fund and its MSCI EAFE benchmark posted negative returns. On a relative basis, the Fund also trailed its MSCI EAFE benchmark.

During the period, large-cap stocks significantly outperformed small-cap stocks, and growth stocks outperformed value stocks by a large margin. In this environment, the value bias in our investment process held back relative performance. The slight positive impact on relative performance from both country and sector allocations was also offset by weakness in stock selection and a somewhat greater exposure to smaller-cap stocks than the Fund’s MSCI EAFE benchmark.

A small underweight in Japan and overweight in Norway were responsible for the modest positive contribution to relative performance from country allocations. A small underweight in the financials sector and overweight in the materials sector also gave a modest boost to relative returns.

Stock selection was the primary reason for the lagging performance of the Fund from its inception on August 16, 2007 through June 30, 2008. Holdings in the U.K. and Japan were the principal detractors from relative performance. Among the U.K. holdings, two commercial bank stocks, The Royal Bank of Scotland Group plc (0.7% of the Fund) and HBOS plc (0.3% of the Fund), were among the stocks that had a negative impact on relative returns. In contrast, an overweight in Xstrata PLC (1.7% of the Fund) had a significant positive impact on the Fund’s relative performance.

Among the Japanese holdings, Sumco Corporation, which was sold in January, was the largest detractor from the Fund’s relative performance. The company is a provider of the silicon wafer technology used in the Nintendo Wii hardware. The negative performance of Sumco offset the positive impact of other Japanese holdings, including an overweight in FamilyMart Co., Ltd. (1.1% of the Fund), a convenience store franchise.

In addition to Xstrata and FamilyMart, other holdings that made a significant positive contribution to the Fund’s relative performance for the time period under review included Yara International ASA (1.4% of the Fund), a Norwegian company that produces fertilizers and industrials gases and BHP Billiton Limited (2.3% of the Fund), a diversified resources company headquartered in Australia.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares since the inception of the Fund. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Fund — Core Equity

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08 SINCE INCEPTION
					Lipper
					International
				MSCI	Large-Cap
Class and	With		Without	EAFE	Core Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 8/16/07	N/A		$9,380	$9,588	$9,256

CLASS A 8/16/07	$8,847	#	$9,360	$9,588	$9,256

CLASS C 8/16/07	$9,207	†	$9,300	$9,588	$9,256

CLASS K 11/1/07	N/A		$8,359	$8,417	$8,343

CLASS R 11/1/07	N/A		$8,341	$8,417	$8,343

CLASS I 8/16/07	N/A		$9,400	$9,588	$9,256

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors).

**	The Lipper International Large-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 9/1/07 for Class Y, A, C and I Shares of the Fund and as of 11/1/07 for Class K and R Shares of the Fund.

vii

	TOTAL RETURNS THROUGH 6/30/08(1)
			Since
	Since		Inception
Class and	Inception		w/out
Inception Date	w/load		load

CLASS Y 8/16/07	N/A		(6.20)%

CLASS A 8/16/07	(11.53)	%#	(6.40)%

CLASS C 8/16/07	(7.93)	%†	(7.00)%

CLASS K 11/1/07	N/A		(16.41)%

CLASS R 11/1/07	N/A		(16.59)%

CLASS I 8/16/07	N/A		(6.00)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, estimated gross expense ratios for Class Y, A, C, K, R and I Shares of the Fund are 1.43%, 1.68%, 2.43%, 1.68%, 1.93% and 1.17%, respectively, and net expense ratios for Class Y, A, C, K, R and I Shares of the Fund are 1.38%, 1.63%, 2.38%, 1.63%, 1.88% and 1.12%, respectively. Actual expenses for the fiscal period ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management has reimbursed certain expenses of the Fund since its inception and has agreed to continue to do so through at least 10/31/09. Munder Capital also made a voluntary capital contribution to the Fund during the 2007 calendar year. Total returns would have been lower if Munder Capital had not limited expenses or made a capital contribution during those periods.

(1)	Not annualized.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$879.70	$7.52	1.61
Class C	$1,000.00	$877.40	$11.02	2.36
Class K	$1,000.00	$880.60	$7.53	1.61
Class R	$1,000.00	$878.80	$8.69	1.86
Class Y	$1,000.00	$881.60	$6.36	1.36
Class I	$1,000.00	$882.60	$5.15	1.10

Hypothetical
Class A	$1,000.00	$1,016.86	$8.07	1.61
Class C	$1,000.00	$1,013.13	$11.81	2.36
Class K	$1,000.00	$1,016.86	$8.07	1.61
Class R	$1,000.00	$1,015.61	$9.32	1.86
Class Y	$1,000.00	$1,018.10	$6.82	1.36
Class I	$1,000.00	$1,019.39	$5.52	1.10

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 96.5%
Australia — 5.1%
73,109	BHP Billiton Limited	$3,062,754
216,211	Boart Longyear Group	462,213
429,434	Dexus Property Group	568,114
120,362	Goodman Group	356,540
80,780	Lion Nathan Limited	662,110
280,242	Telstra Corporation Ltd.	1,139,092
16,091	Wesfarmers Limited	575,376

		6,826,199

Austria — 1.4%
5,750	Erste Bank der oesterreichischen Sparkassen AG	357,959
8,077	OMV Aktiengesellschaft	634,062
10,100	Voestalpine AG	829,287

		1,821,308

Belgium — 1.2%
1,856	Colruyt SA	490,400
9,699	KBC Groep NV	1,077,036

		1,567,436

Denmark — 1.4%
3,900	Carlsberg A/S, B Shares	376,694
35,600	Danske Bank A/S	1,029,684
7,575	Novo Nordisk A/S	495,767

		1,902,145

Finland — 2.4%
23,977	Konecranes Oyj	992,841
55,883	Nokia OYJ	1,362,889
17,925	Rautaruukki Oyj	820,132

		3,175,862

France — 9.9%
13,506	Air France-KLM	324,072
22,125	BNP Paribas	2,004,390
16,518	Bouygues	1,096,446
13,140	Cap Gemini S.A.	774,570
6,225	Casino Guichard-Perrachon SA	705,669
14,447	France Telecom S.A.	425,579
4,183	Lafarge S.A.	641,404
27,266	Rexel S.A.	382,497

See Notes to Financial Statements.

1

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

France (Continued)
16,502	Sanofi-Aventis	$1,102,399
17,679	SUEZ	1,203,573
20,974	Total S.A.	1,789,822
13,563	VINCI	832,817
49,428	Vivendi Universal, S.A.	1,875,509

		13,158,747

Germany — 8.2%
20,792	BASF Aktiengesellschaft	1,434,491
11,927	Bayerische Motoren Werke AG	573,682
8,515	Daimler AG	526,605
3,284	Deutsche Boerse AG	370,673
12,170	E.ON AG	2,455,491
19,811	GILDEMEISTER Aktiengesellschaft	561,134
12,515	Hannover Rueckversicherung AG	617,728
10,871	Klöckner & Co. AG	622,675
10,906	MAN AG	1,210,725
5,895	Merck KGaA	838,017
9,278	MTU Aero Engines Holding AG	302,673
23,135	ThyssenKrupp AG	1,452,626

		10,966,520

Greece — 0.8%
10,867	National Bank of Greece S.A.	489,676
15,988	OPAP SA	558,322

		1,047,998

Hong Kong — 1.7%
57,900	Hang Seng Bank Limited	1,221,527
262,000	Industrial and Commercial Bank of China (Asia) Limited	707,313
88,300	The Wharf (Holdings) Limited	369,745

		2,298,585

Ireland — 1.1%
44,373	Allied Irish Banks, public limited company	684,589
26,762	CRH public limited company	787,933

		1,472,522

Italy — 3.4%
10,511	Assicurazioni Generali S.p.A.	403,301
158,126	Enel S.p.A.	1,503,728

See Notes to Financial Statements.

2

Shares		Value

Italy (Continued)
51,109	ENI S.p.A.	$1,907,106
21,443	Fiat S.p.A.	351,452
15,574	Prysmian S.p.A.	394,535

		4,560,122

Japan — 19.4%
47,000	Air Water Inc.	553,280
23,600	Aisin Seiki Co. Ltd.	773,442
47,000	Daihatsu Motor Co., Ltd.	538,230
35,700	FamilyMart Co., Ltd.	1,459,133
13,000	Hisamitsu Pharmaceutical Company Inc.	565,617
262,000	Hokuhoku Financial Group, Inc.	759,957
82,000	Isuzu Motors Limited	394,613
603	K.K. DaVinci Advisors †	412,846
155	KDDI Corporation	957,574
779	Kenedix Inc.	953,713
40,600	Komatsu Ltd.	1,131,761
18,500	Konami Corporation	646,372
42,500	Konica Minolta Holdings, Inc.	717,639
31,000	Makita Corporation	1,267,034
49,000	Matsushita Electric Industrial Co., Ltd.	1,056,740
27,800	Mediceo Paltac Holdings Co., Ltd.	511,571
40,600	Mitsubishi Corp.	1,338,230
85,000	Mitsubishi Electric Corporation	916,561
63,400	Mitsui & Co. Ltd.	1,400,132
71,800	Mitsui O.S.K. Lines Ltd.	1,023,058
5,900	Nidec Corporation	392,833
38,300	Nikon Corp.	1,118,143
2,000	Nintendo Co., Ltd.	1,128,220
65,000	Nippon Electric Glass Co., Ltd.	1,124,500
9,600	Nitto Denko Corporation	368,866
35,100	Nomura Holdings, Inc.	519,963
45,000	NSK Ltd.	393,700
232	RISA Partners, Inc.	353,948
6,800	Sankyo Co., Ltd.	443,151
5,200	Shimamura Co., Ltd.	320,271
58,000	Suruga Bank Ltd.	754,325
9,300	Takeda Pharmaceutical Company Limited	472,948

See Notes to Financial Statements.

3

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Japan (Continued)
31,000	Toyo Suisan Kaisha, Ltd.	$700,664
114,000	Ube Industries Ltd.	403,673

		25,872,708

Netherlands — 3.0%
9,152	Fugro NV	781,709
56,929	ING Groep N.V.	1,815,495
27,960	Koninklijke Ahold NV	375,945
17,895	Koninklijke DSM NV	1,052,892

		4,026,041

Norway — 2.8%
100,200	DnB NOR ASA	1,274,829
13,950	StatoilHydro ASA	520,126
21,200	Yara International ASA	1,877,248

		3,672,203

Singapore — 0.5%
44,600	DBS Group Holdings Ltd.	618,247

Spain — 5.4%
22,415	ACS, Actividades de Construccion y Servicios, S.A.	1,126,146
111,435	Banco Santander S.A.	2,047,489
245,918	Mapfre SA	1,177,045
20,638	Repsol YPF, S.A.	813,313
75,059	Telefonica S.A.	1,994,823

		7,158,816

Sweden — 1.0%
98,300	Nordea Bank AB	1,356,380

Switzerland — 6.1%
7,511	Baloise-Holding	791,135
36,640	Nestle S.A.	1,655,624
10,381	Roche Holding AG	1,869,810
3,639	Swatch Group AG	909,260
18,464	Swiss Reinsurance Company	1,229,969
6,608	Zurich Financial Services	1,691,539

		8,147,337

See Notes to Financial Statements.

4

Shares		Value

United Kingdom — 21.7%
110,315	Amlin PLC	$550,426
7,435	Anglo American plc	522,179
14,902	AstraZeneca PLC	635,800
20,385	Aveva Group plc	625,299
133,587	Aviva plc	1,333,087
47,332	Balfour Beatty plc	400,682
65,718	Barclays PLC	381,575
123,282	Beazley Group PLC	273,185
17,732	BG Group plc, ADR	461,625
143,892	BP p.l.c.	1,671,660
45,274	British American Tobacco p.l.c.	1,568,213
178,700	BT Group PLC	711,531
85,012	Compass Group PLC	642,611
31,863	De La Rue PLC	566,437
28,229	Diageo plc	519,546
41,325	GlaxoSmithKline plc	916,146
68,728	HBOS plc	377,832
66,169	International Personal Finance	362,776
202,310	International Power plc	1,740,835
46,474	Interserve PLC	427,670
21,870	Keller Group plc	272,261
94,235	National Grid PLC	1,239,771
9,074	Reckitt Benckiser Group PLC	459,984
202,640	Royal Bank of Scotland Group plc (The)	867,801
69,075	Royal Dutch Shell PLC, B Shares	2,779,257
30,107	SABMiller plc	690,838
94,184	Stagecoach Group plc	525,281
26,781	Standard Chartered plc	762,815
73,439	Tesco PLC	540,210
125,218	Thomas Cook Group Plc	583,632
16,665	Unilever plc	474,345
487,187	Vodafone Group Plc	1,447,356
160,488	William Morrison Supermarkets plc	851,116
35,904	WPP Group plc	346,313
28,880	Xstrata PLC	2,314,790

		28,844,885

TOTAL COMMON STOCKS
(Cost $141,572,665)		128,494,061

See Notes to Financial Statements.

5

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

PREFERRED STOCKS — 1.9%
Germany — 1.9%
18,784	Fresenius SE	$1,622,752
5,869	Porsche AG	904,548

TOTAL PREFERRED STOCKS
(Cost $2,783,424)		2,527,300

RIGHTS/WARRANTS — 0.0% #
United Kingdom — 0.0% #
14,082	Barclays PLC, Sub Shares, expires 07/17/2008, (exercise price: GBP 2.82) †,(a)	2,665
27,491	HBOS plc, expires 07/18/2008, (exercise price: GBP 2.75) †	5,886

TOTAL RIGHTS/WARRANTS
(Cost $0)		8,551

INVESTMENT COMPANY SECURITY — 0.2%
(Cost $252,635)
United States — 0.2%
252,635	Institutional Money Market Fund (b)	252,635

TOTAL INVESTMENTS
(Cost $144,608,724)	98.6%	131,282,547
OTHER ASSETS AND LIABILITIES (Net)	1.4	1,830,067

NET ASSETS	100.0%	$133,112,614

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Fair valued security as of June 30, 2008, (see Notes to Financial Statements, Note 2). At June 30, 2008, these securities represent $2,665, less than 0.05% of net assets.

(b)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

ABBREVIATIONS:
ADR	— American Depositary Receipt
GBP	— Great Britain Pound

See Notes to Financial Statements.

6

At June 30, 2008, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Commercial Banks	12.6%	$16,773,424
Oil, Gas & Consumable Fuels	8.0	10,576,971
Metals & Mining	6.8	9,001,770
Insurance	6.1	8,067,414
Pharmaceuticals	5.2	6,896,503
Chemicals	4.3	5,690,449
Food & Staples Retailing	3.8	4,997,849
Construction & Engineering	3.4	4,618,235
Machinery	3.2	4,290,160
Diversified Telecommunication Services	3.2	4,271,026
Electric Utilities	3.0	3,959,219
Trading Companies & Distributors	2.8	3,743,534
Food Products	2.1	2,830,632
Multi-Industry	1.8	2,443,344
Wireless Telecommunication Services	1.8	2,404,930
Software	1.8	2,399,891
Automobiles	1.8	2,384,583
Household Durables	1.7	2,323,775
Beverages	1.7	2,249,188
Media	1.7	2,221,823
Diversified Financial Services	1.6	2,186,168
Hotels, Restaurants & Leisure	1.3	1,784,566
Independent Power Producers & Energy Traders	1.3	1,740,835
Real Estate Management & Development	1.3	1,736,304
Tobacco	1.2	1,568,213
Leisure Equipment & Products	1.2	1,561,294
Electronic Equipment & Instruments	1.1	1,517,333
Construction Materials	1.1	1,429,337
Communications Equipment	1.0	1,362,888
Electrical Equipment	1.0	1,311,096
Marine	0.8	1,023,058
Real Estate Investment Trusts (REITs)	0.7	924,653
Textiles, Apparel & Luxury Goods	0.7	909,260
Capital Markets	0.7	873,912
Energy Equipment & Services	0.6	781,709
Information Technology Services	0.6	774,569
Auto Components	0.6	773,443
Office Electronics	0.5	717,639
Commercial Services & Supplies	0.4	566,437

See Notes to Financial Statements.

7

Munder International Fund — Core Equity

Portfolio of Investments, June 30, 2008 (continued)

	% of
	Net Assets	Value

Road & Rail	0.4%	$525,281
Health Care Providers & Services	0.4	511,571
Household Products	0.3	459,984
Consumer Finance	0.3	362,776
Airlines	0.2	324,071
Specialty Retail	0.2	320,271
Aerospace & Defense	0.2	302,673

TOTAL COMMON STOCKS	96.5	128,494,061
TOTAL PREFERRED STOCKS	1.9	2,527,300
RIGHTS/WARRANTS	0.0 #	8,551
INVESTMENT COMPANY SECURITY	0.2	252,635

TOTAL INVESTMENTS	98.6	131,282,547

OTHER ASSETS AND LIABILITIES (Net)	1.4	1,830,067

NET ASSETS	100.0%	$133,112,614

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

8

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9

Munder International Fund — Core Equity

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $144,356,089)	$131,029,912
Securities of affiliated company (cost — $252,635)	252,635

Total Investments	131,282,547
Foreign currency, at value	501,317
Dividends receivable	347,227
Receivable from Advisor	75,352
Receivable for investment securities sold	1,140,950
Receivable for Fund shares sold	366,793
Prepaid expenses and other assets	22,668

Total Assets	133,736,854

LIABILITIES:
Payable for investment securities purchased	280,693
Payable for Fund shares redeemed	185,000
Investment advisory fees payable	92,420
Trustees’ fees and expenses payable	18,859
Administration fees payable	16,926
Transfer agency/record keeping fees payable	13,244
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	3,235
Shareholder servicing fees payable — Class K Shares	4
Accrued expenses and other payables	13,859

Total Liabilities	624,240

NET ASSETS	$133,112,614

Investments, at cost	$144,608,724

Foreign currency, at cost	$501,861

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$2,408,242
Accumulated net realized loss on investments sold	(13,224,017)
Net unrealized depreciation of investments	(13,324,748)
Paid-in capital	157,253,137

$133,112,614

NET ASSETS:
Class A Shares	$14,779,179

Class C Shares	$203,763

Class K Shares	$8,357

Class R Shares	$8,345

Class Y Shares	$3,770,481

Class I Shares	$114,342,489

SHARES OUTSTANDING:
Class A Shares	1,578,228

Class C Shares	21,905

Class K Shares	892

Class R Shares	892

Class Y Shares	401,856

Class I Shares	12,163,507

CLASS A SHARES:
Net asset value and redemption price per share	$9.36

Maximum sales charge	5.50%
Maximum offering price per share	$9.90

CLASS C SHARES:
Net asset value and offering price per share*	$9.30

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.37

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$9.35

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.38

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$9.40

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder International Fund — Core Equity

Statement of Operations, For the Period Ended June 30, 2008(a)

INVESTMENT INCOME:
Interest	$4,351
Dividends on securities of unaffiliated companies(b)	3,743,749
Dividends on securities of affiliated company	91,162

Total Investment Income	3,839,262

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	31,819
Class C Shares	742
Class R Shares	30
Shareholder servicing fees — Class K Shares	15
Investment advisory fees	878,077
Custody fees	235,245
Administration fees	168,281
Legal and audit fees	98,314
Registration and filing fees(c)	57,999
Transfer agency/record keeping fees(d)	41,959
Trustees’ fees and expenses	31,686
Printing and mailing fees(e)	28,963
Other	16,620

Total Expenses	1,589,750
Expenses reimbursed by Advisor	(310,331)

Net Expenses	1,279,419

NET INVESTMENT INCOME	2,559,843

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
Security transactions	(12,117,943)
Futures contracts	(1,082,208)
Foreign currency-related transactions	(157,723)
Net change in unrealized appreciation/(depreciation) of:
Securities	(13,326,177)
Foreign currency-related transactions	1,429

Net realized and unrealized loss on investments	(26,682,622)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,122,779)

(a)	The Fund commenced operations on August 16, 2007.

(b)	Net of foreign withholding taxes of $432,321.

(c)	Registration and filing fees — The amounts for Class A, C, K, R, Y & I were $40,205, $217, $17, $17, $6,871 and $10,672, respectively.

(d)	Transfer agency/record keeping fees — The amounts for Class A, C, K, R, Y & I were $4,822, $29, $2, $2, $1,047 and $36,057, respectively.

(e)	Printing and mailing fees — The amounts for Class A, C, K, R, Y & I were $3,477, $16, $1, $2, $494 and $24,973, respectively.

See Notes to Financial Statements.

12

Munder International Fund — Core Equity

Statement of Changes in Net Assets

Period Ended
June 30, 2008(a)

Net investment income	$2,559,843
Net realized loss from security transactions, futures contracts, and foreign currency-related transactions	(13,357,874)
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(13,324,748)

Net decrease in net assets resulting from operations	(24,122,779)
Net increase in net assets from Fund share transactions:
Class A Shares	17,436,238
Class C Shares	220,027
Class K Shares	10,000
Class R Shares	10,000
Class Y Shares	4,204,212
Class I Shares	135,318,180
Short-term trading fees	8
Voluntary contribution from Advisor	36,728

Net increase in net assets	133,112,614
NET ASSETS:
Beginning of period	—

End of period	$133,112,614

Undistributed net investment income	$2,408,242

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007, August 16, 2007, November 1, 2007, November 1, 2007, August 16, 2007 and August 16, 2007, respectively.

See Notes to Financial Statements.

13

Munder International Fund — Core Equity

Statement of Changes in Net Assets — Capital Stock Activity

Period Ended
June 30, 2008(a)

Amount
Class A Shares:
Sold	$19,945,409
Redeemed	(2,509,171)

Net increase	$17,436,238

Class C Shares:
Sold	$238,797
Redeemed	(18,770)

Net increase	$220,027

Class K Shares:
Sold	$10,000

Net increase	$10,000

Class R Shares:
Sold	$10,000

Net increase	$10,000

Class Y Shares:
Sold	$6,468,921
Redeemed	(2,264,709)

Net increase	$4,204,212

Class I Shares:
Sold	$55,480,422
In-kind subscription	94,039,616
Redeemed	(14,201,858)

Net increase	$135,318,180

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007, August 16, 2007, November 1, 2007, November 1, 2007, August 16, 2007 and August 16, 2007, respectively.

See Notes to Financial Statements.

14

Period Ended
June 30, 2008(a)
Shares
Class A Shares:
Sold	1,843,600
Redeemed	(265,372)

Net increase	1,578,228

Class C Shares:
Sold	23,799
Redeemed	(1,894)

Net increase	21,905

Class K Shares:
Sold	892

Net increase	892

Class R Shares:
Sold	892

Net increase	892

Class Y Shares:
Sold	625,940
Redeemed	(224,084)

Net increase	401,856

Class I Shares:
Sold	5,208,268
In-kind subscription	8,351,653
Redeemed	(1,396,414)

Net increase	12,163,507

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007, August 16, 2007, November 1, 2007, November 1, 2007, August 16, 2007 and August 16, 2007, respectively.

See Notes to Financial Statements.

15

Munder International Fund — Core Equity(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares		C Shares
	Period Ended		Period Ended
	6/30/08(b)		6/30/08(b)

Net asset value, beginning of period	$10.00		$10.00

Income/(loss) from investment operations:
Net investment income	0.15		0.14
Net realized and unrealized loss on investments	(0.82)		(0.87)

Total from investment operations	(0.67)		(0.73)

Short-term trading fees	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	0.03		0.03

Net asset value, end of period	$9.36		$9.30

Total return(d)	(6.40	)%(e)	(7.00	)%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,779		$204
Ratio of operating expenses to average net assets	1.61	%(f)	2.36	%(f)
Ratio of net investment income to average net assets	1.72	%(f)	1.69	%(f)
Portfolio turnover rate	72%		72%
Ratio of operating expenses to average net assets without expense reimbursements	1.92	%(f)	2.61	%(f)

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 16, 2007, August 16, 2007, November 1, 2007, November 1, 2007, August 16, 2007 and August 16, 2007, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been -6.70% for Class A, -7.30% for Class C, -6.50% for Class Y and -6.30% for Class I.

(f)	Annualized.

See Notes to Financial Statements.

16

K Shares		R Shares		Y Shares		I Shares
Period Ended		Period Ended		Period Ended		Period Ended
6/30/08(b)		6/30/08(b)		6/30/08(b)		6/30/08(b)

$11.21		$11.21		$10.00		$10.00

0.15		0.13		0.29		0.21
(1.99)		(1.99)		(0.94)		(0.84)

(1.84)		(1.86)		(0.65)		(0.63)

0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

—		—		0.03		0.03

$9.37		$9.35		$9.38		$9.40

(16.41)%		(16.59)%		(6.20	)%(e)	(6.00	)%(e)

$8		$8		$3,770		$114,342
1.61	%(f)	1.86	%(f)	1.36	%(f)	1.10	%(f)
2.05	%(f)	1.78	%(f)	3.33	%(f)	2.39	%(f)
72%		72%		72%		72%
1.89	%(f)	2.13	%(f)	1.63	%(f)	1.38	%(f)

See Notes to Financial Statements.

17

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18

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder International Fund — Core Equity (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class C, Class K, Class R, Class Y, and Class I Shares. Prior to October 31, 2007, the Fund did not offer Class K or Class R Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R, Class Y, and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities and financial futures contracts are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may

19

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

be valued at the mean of the bid and asked prices. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

20

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Futures Contracts: The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margin payments are generally settled on a daily basis. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

21

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statement of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended June 30, 2008.

22

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund, at an annual rate of 0.80% on the first $1 billion of assets, and 0.75% on assets exceeding $1 billion. Prior to November 13, 2007, the Advisor was entitled to receive a fee based on the average daily net assets of the Fund at an annual rate of 0.80%. During the period ended June 30, 2008, the Fund paid an annual effective rate of 0.80% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor has agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction

23

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.61%, 2.36%, 1.61%, 1.86%, 1.36%, and 1.10% for Class A, Class C, Class K, Class, R, Class Y, and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the period ended June 30, 2008, the Advisor reimbursed expenses on behalf of the Fund totaling $310,331, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2008, the total amount eligible for repayment to the Advisor was $310,331. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended June 30, 2008, the Advisor earned $168,281 before payment of sub-administration fees and $108,578 after payment of sub-administration fees for its administrative services to the Fund. During the period ended June 30, 2008, the Fund paid an annual effective rate of 0.1533% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned

24

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the period ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $4,261 in advisory fees before waivers and expense reimbursements ($241 after waivers and expense reimbursements) and $1,748 in administrative fees.

During the period ended June 30, 2008, the Advisor made a voluntary capital contribution to the Fund of $36,728 after identification of an isolated delay in trade communications.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

25

Munder International Fund — Core Equity
 Notes to Financial Statements, June 30, 2008 (continued)

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class C, Class R, and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class C	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y or Class I Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short term investments and U.S. government securities were $143,254,926 and $80,885,377, respectively, for the period ended June 30, 2008. During the period ended June 30, 2008, the Fund had a subscription in-kind which resulted in a subscription into the Fund of $94,039,616.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,635,872, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $18,186,118 and net depreciation for Federal income tax purposes was $13,550,246. At June 30, 2008, aggregate cost for Federal income tax purposes was $144,832,793.

26

Munder International Fund — Core Equity
 Notes to Financial Statements, June 30, 2008 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value	Purchased		Sold		Value	Dividend	Realized
	at 8/16/07	Cost	Shares	Cost	Shares	at 6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$—	$78,069,017	78,069,017	$77,816,382	77,816,382	$252,635	$91,162	$—

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the period ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the period ended June 30, 2008, total commitment fees for the Fund were $358.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily form foreign currency gains and losses, adjustments for subscriptions in kind and non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-in-Capital

$(151,601)	$133,857	$17,744

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October Loss	Capital Loss	Unrealized
Income	Deferral	Carryover	Depreciation	Total

$2,419,945	$(12,971,599)	$(34,535)	$(13,548,817)	$(24,135,006)

The differences between book and tax distributable earnings are primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes $34,535 of unused capital losses of which expire in 2016.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $12,971,599.

11.	Tax Information (Unaudited)

For the period ended June 30, 2008, the Fund designates approximately $3,363,267 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

28

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

The Fund designated $386,013 as foreign taxes paid and $4,176,070 as foreign source income for regular Federal income tax purposes.

12. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the period ended June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably

29

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was

30

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees as in the case of the Fund earlier in the fiscal year, or the reduction of its advisory fees for other Funds;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered (1) the total return, on both a gross and net basis, of the Fund’s Class Y Shares for the period since inception of the Fund through December 31, 2007 and compared this information to the performance of the Fund’s benchmark index; and (2) the total return, on a net basis, of the Fund’s Class Y Shares for the quarter ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors. In this regard, the Board considered that the Fund’s total return for Class Y Shares, on both a gross and net basis, trailed the performance of the benchmark for the period since inception of the Fund

31

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

through December 31, 2007. Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of

32

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

33

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

16. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
		Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

34

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
		Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

35

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
		Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

36

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

37

Munder International Fund — Core Equity

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

38

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Fund — Core Equity and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Fund — Core Equity (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statements of operations, changes in net assets, and financial highlights for the period from August 16, 2007 (commencement of operations) to June 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Fund — Core Equity of Munder Series Trust at June 30, 2008, the results of its operations, changes in its net assets, and financial highlights for the period from August 16, 2007 (commencement of operations) to June 30, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNIFCE608

ANNUAL REPORT
June 30, 2008

Munder International
Equity Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country in which the issuer’s headquarters is located. In the case of investments in investment companies, including exchange-traded funds, country classification is based on the country exposure represented by the investment company, which may be “multi-country.”

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Brian Kozeliski, Armando Lacayo and T. Scott Wittman

Reflecting the difficult international equity investment environment, the Fund generated a return of -13.09% for the one year ended June 30, 2008, relative to the -10.61% return for the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (net dividends) and the -10.07% median return for the Lipper universe of international large-cap core funds.

The Fund underperformed its MSCI EAFE Index benchmark primarily due to relative weakness in stock selection, which was only partially offset by the positive impact of an underweighting in the financials sector.

The largest detractors from relative performance came from within the materials and industrials sectors. The relative weakness in the materials sector was principally due to the underweighting of three mining companies that had strong performance for the year ended June 30, 2008: Rio Tinto plc, a U.K. mining stock that was not held in the Fund, BHP Billiton PLC (0.2% of the Fund), headquartered in the U.K., and BHP Billiton Limited (0.4% of the Fund), headquartered in Australia. A position in DS Smith Plc (0.4% of the Fund), a manufacturer of containers and packaging, headquartered in the U.K., also held back the relative performance in the sector.

Relative performance in the industrials sector was negatively impacted by the Fund’s positions in Aktiebolaget Volvo (0.7% of the Fund), headquartered in Sweden, Morgan Sindall plc, a holding company for a network of construction companies operating in the U.K. and eliminated from the Fund in December 2007, and Neptune Orient Lines Limited (0.6% of the Fund), a Singapore provider of shipping services.

Only partially offsetting these negative factors was the strong performance of other Fund holdings, including British Energy Group plc (0.8% of the Fund), an electric utility in the U.K., and Volkswagen AG (0.4% of the Fund), headquartered in Germany. The lack of positions in a number of banks, including UBS AG and HBOS plc, along with underweights in other banks, including Barclays PLC (0.2% of the Fund), headquartered in the U.K., resulted in relative strength within the financials sector and contributed positively to the performance of the Fund.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international large-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	10-YEAR GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08
					Lipper
				MSCI	International
Class and	With		Without	EAFE	Large-Cap Core
Inception Date	Load		Load	Index*	Funds Median**

CLASS Y 12/1/91	N/A		$17,844	$17,627	$15,720

CLASS A 11/30/92	$16,444	#	$17,396	$17,627	$15,720

CLASS B 3/9/94	N/A		$16,368	$17,627	$15,720

CLASS C 9/29/95	N/A		$16,132	$17,627	$15,720

CLASS K 11/23/92	N/A		$17,390	$17,627	$15,720

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net dividends (i.e., net of foreign withholding taxes applicable to U.S. investors). Index comparative returns for Class Y, A, B, C and K Shares of the Fund are as of 7/1/98.

**	The Lipper International Large-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class Y, A, B, C, and K Shares of the Fund are as of 7/1/98.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/1/91	N/A		(13.09)%	N/A		15.80%	N/A		5.96%	N/A		7.75%

CLASS A 11/30/92	(18.05)%	#	(13.30)%	14.22%	#	15.51%	5.10%	#	5.69%	7.20%	#	7.59%

CLASS B 3/9/94	(17.97)%†		(13.98)%	14.41%†		14.65%	N/A		5.05%	N/A		6.00%

CLASS C 9/29/95	(14.72)%†		(13.92)%	N/A		14.67%	N/A		4.90%	N/A		5.97%

CLASS K 11/23/92	N/A		(13.31)%	N/A		15.50%	N/A		5.69%	N/A		7.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C and K Shares during the fiscal year ended 6/30/07 were 1.19%, 1.44%, 2.19%, 2.19% and 1.44%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1991-1996 calendar years, the Fund’s Class A and K Shares during the 1992-1996 calendar years, the Fund’s Class B Shares during the 1994-1996 calendar years and the Fund’s Class C Shares during the 1995-1996 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns and yields would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

[This Page Intentionally Left Blank]

vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$903.60	$6.44	1.36%
Class B	$1,000.00	$899.70	$10.01	2.12%
Class C	$1,000.00	$900.30	$10.02	2.12%
Class K	$1,000.00	$903.10	$6.48	1.37%
Class Y	$1,000.00	$904.50	$5.30	1.12%

Hypothetical
Class A	$1,000.00	$1,018.10	$6.82	1.36%
Class B	$1,000.00	$1,014.32	$10.62	2.12%
Class C	$1,000.00	$1,014.32	$10.62	2.12%
Class K	$1,000.00	$1,018.05	$6.87	1.37%
Class Y	$1,000.00	$1,019.29	$5.62	1.12%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder International Equity Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 95.7%
Australia — 5.2%
59,500	AMP Ltd.	$381,595
129,600	Ansell Limited (a)	1,150,472
1,400	Australia and New Zealand Banking Group Limited ADR (a)	124,600
191,400	Australian Infrastructure Fund	407,338
10,300	BHP Billiton Limited, ADR	877,457
44,100	BlueScope Steel Limited	479,415
96,200	Boral Limited (a)	521,055
51,500	Caltex Australia Limited (a)	644,778
44,500	Challenger Financial Services Group Limited (a)	80,627
1,283,000	Commonwealth Property Office Fund	1,518,985
142,800	CSR Limited	335,393
30,100	Goodman Fielder Limited	40,542
67,700	Lend Lease Corporation Limited (a)	619,800
655,500	Pacific Brands Limited (a)	1,115,401
264,801	Qantas Airways Limited	771,708
45,300	QBE Insurance Group Limited	972,761
5,800	Santos Limited, ADR (a)	482,386
48,400	Seven Network Limited (a)	349,382
15,114	Sims Group Limited	604,048

		11,477,743

Austria — 0.2%
15,100	Zumtobel AG	344,726

Belgium — 2.0%
130	Banque Nationale de Belgique	589,458
17,900	Cofinimmo SA (a)	3,255,099
18,800	Dexia S.A. (a)	300,733
15,700	Fortis, ADR	248,845

		4,394,135

Denmark — 0.7%
60,000	Danske Bank A/S, ADR	864,000
10,400	TrygVesta A/S (a)	735,549

		1,599,549

See Notes to Financial Statements.

1

Munder International Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Finland — 1.4%
24,700	Kesko Oyj, B Shares	$799,945
16,500	Rautaruukki Oyj (a)	754,934
55,000	Sampo Oyj, A Shares	1,389,847
12,500	Stora Enso Oyj, ADR	115,875

		3,060,601

France — 11.4%
15,670	AXA (a)	465,307
36,800	AXA, ADR	1,082,656
10,000	BNP Paribas (a)	905,939
18,500	BNP Paribas, ADR	830,188
12,850	Cap Gemini S.A.	757,475
16,200	Casino Guichard-Perrachon SA (a)	1,836,440
10,200	CNP Assurances	1,152,423
18,900	Credit Agricole S.A. (a)	386,247
107,900	France Telecom, ADR	3,197,077
11,800	Gaz de France (a)	758,375
14,900	Peugeot S.A., ADR (a)	808,325
7,100	Rallye SA	417,521
6,400	Renault S.A. (a)	524,985

4,650	Sanofi-Aventis	310,638
18,791	Sanofi-Aventis, ADR	624,425
5,150	Schneider Electric SA	556,319
41,200	SCOR (a)	944,469
17,400	Suez, S.A., ADR	1,184,940
14,972	Total S.A.	1,277,639
20,010	Total S.A., ADR (a)	1,706,253
63,000	VINCI (a)	3,868,426
33,000	Vivendi Universal, S.A.	1,252,161

		24,848,228

Germany — 9.7%
2,469	Allianz SE	434,991
87,300	Allianz SE, ADR (a)	1,523,385
3,000	AMB Generali Holding AG	544,225
17,900	BASF Aktiengesellschaft, ADR (a)	2,471,990
5,000	Deutsche Bank AG	431,793
5,200	Deutsche Bank AG, GRS (a)	443,820
74,400	Deutsche Lufthansa AG, ADR	1,605,180
67,688	Deutsche Telekom AG	1,108,343

See Notes to Financial Statements.

2

Shares		Value

Germany (Continued)
15,950	E.ON AG	$3,218,166
28,650	E.ON AG, ADR	1,923,131
6,700	Klöckner & Co. AG (a)	383,766
8,675	MAN AG	963,051
18,650	Muenchener Rueckversicherungs-Gesellschaft AG	3,266,984
7,300	RWE Aktiengesellschaft	922,123
1,600	Salzgitter AG	293,226
11,200	ThyssenKrupp AG	703,238
16,700	Volkswagen AG, ADR	963,173

		21,200,585

Greece — 0.3%
68,200	Marfin Investment Group S.A.	539,035

Hong Kong — 1.5%
52,000	Guoco Group Limited	527,186
56,000	Hutchison Whampoa Limited	564,507
133,500	Kingboard Chemical Holdings Limited	616,371
85,000	Orient Overseas (International) Limited	425,150
189,500	Vtech Holdings Limited	1,142,261

		3,275,475

Ireland — 0.5%
21,700	Allied Irish Banks, public limited company	334,788
83,900	Governor and Company of the Bank of the Ireland (The)	732,475
1,900	Governor and Company of the Bank of the Ireland (The), ADR (a)	66,367

		1,133,630

Italy — 4.5%
53,100	Benetton Group S.p.A., ADR	1,237,230
269,500	Enel S.p.A.	2,562,860
62,211	ENI S.p.A.	2,321,372
5,500	Fondiaria-SAI S.p.A.	182,196
98,000	IFIL Investments S.p.A. (a)	637,243
26,300	Recordati S.p.A.	205,177
80,700	Saras S.p.A.	459,951
266,100	Telecom Italia S.p.A.	431,530

See Notes to Financial Statements.

3

Munder International Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Italy (Continued)
56,000	Telecom Italia S.p.A., Ordinary Shares, ADR	$1,117,760
5,611	Telecom Italia S.p.A., Saving Shares, ADR	90,449
97,608	UniCredito Italiano	593,201
18,100	UniCredito Italiano S.p.a.	110,784

		9,949,753

Japan — 19.7%
60,500	Aioi Insurance Company, Limited	322,484
24,900	Alfresa Holdings Corporation	1,777,483
39,000	Asahi Breweries, Ltd. (a)	727,956
18,000	Astellas Pharma Inc.	762,820
54,100	Brother Industries, Ltd.	743,343
19,200	Canon Inc. (a)	987,258
30,899	Canon Inc., ADR	1,582,338
21,600	Daito Trust Construction Co., Ltd.	1,047,606
81,000	Fuji Fire and Marine Insurance Co., Ltd.	215,878
96,000	Fuji Heavy Industries Ltd. (a)	470,123
66,300	Fuji Machine Mfg. Co., Ltd.	1,323,690
203,000	Fujitsu Limited	1,506,465
27,200	Hitachi Chemical Co., Ltd.	562,264
34,500	Hitachi Koki Co., Ltd. (a)	567,933
14,300	Hitachi, Ltd., ADR	1,025,024
14,000	Honda Motor Co., Ltd. (a)	475,962
30,800	Honda Motor Co., Ltd., ADR (a)	1,048,124
125,000	Isuzu Motors Limited	601,545
58,850	ITOCHU Corporation	626,824
149,800	JFE Shoji Holdings, Inc.	1,124,364
375	KDDI Corporation	2,316,711
12,500	Konami Corporation	436,738
50,000	Kyowa Hakko Kogyo Co., Ltd.	512,313
67,925	Mediceo Paltac Holdings Co., Ltd.	1,249,945
264,700	Mitsubishi Chemical Holdings Corporation	1,540,562
34,300	Mitsubishi Corporation, ADR	2,262,943
67,000	Mitsubishi Electric Corporation	722,466
79,000	Mitsubishi Materials Corporation	337,769
41,000	Mizuho Financial Group, Inc., ADR (a)	380,070
163,000	NEC Corporation	853,492
151,500	Nichirei Corporation	777,582
521	Nippon Paper Group, Inc. (a)	1,422,894

See Notes to Financial Statements.

4

Shares		Value

Japan (Continued)
67,200	Nippon Telegraph & Telephone Corporation, ADR	$1,632,960
25,300	NS Solutions Corporation	559,919
9,100	NTT DoCoMo, Inc., ADR	132,860
40,700	Q. P. Corporation (a)	357,229
7,300	Ricoh Company, Ltd., ADR	662,475
57,000	Sompo Japan Insurance Inc.	535,725
109,000	Sumitomo Forestry Co., Ltd.	898,197
42,300	Suzuken Co., Ltd.	1,561,577
15,600	Takeda Pharmaceutical Company Limited	793,332
10,400	Takefuji Corporation (a)	144,661
107,000	Tanabe Seiyaku Co., Ltd.	1,398,653
103,000	Toshiba TEC Corporation	643,113
22,000	Toyo Suisan Kaisha, Ltd.	497,245
27,700	Toyota Motor Corporation, ADR (a)	2,603,800
18,400	Yamaha Corporation, ADR	355,229

		43,089,944

Netherlands — 6.0%
127,140	AEGON, NYR	1,666,805
34,600	ING Groep N.V.	1,103,412
32,500	Koninklijke (Royal) KPN NV	557,749
7,550	Nutreco Holding N.V.	507,698
71,600	Royal Dutch Shell plc, Class A, ADR	5,850,436
18,060	Royal Dutch Shell plc, Class B, ADR	1,446,787
67,800	Unilever N.V., NYR	1,925,520

		13,058,407

New Zealand — 0.1%
53,700	Fletcher Building Limited	259,889

Norway — 0.9%
47,600	Cermaq ASA	567,757
15,200	DnB NOR ASA	193,388
45,438	Telenor ASA	854,661
5,100	Telenor ASA, ADR	287,640

		1,903,446

Singapore — 1.5%
577,600	Neptune Orient Lines Limited (a)	1,371,246
411,800	Singapore Petroleum Company Limited (a)	1,997,633

		3,368,879

See Notes to Financial Statements.

5

Munder International Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Spain — 3.5%
21,200	ACS, Actividades de Construccion y Servicios, S.A. (a)	$1,065,104
67,100	Banco Bilbao Vizcaya Argentaria, S.A., ADR	1,272,887
212,010	Banco Santander Central Hispano, S.A., ADR (a)	3,856,462
26,100	Repsol YPF, S.A. (a)	1,028,562
4,500	Telefonica S.A., ADR (a)	358,110

		7,581,125

Sweden — 2.9%
124,500	Aktiebolaget Volvo, ADR	1,512,675
75,000	SSAB Svenskt Stal AB (a)	2,428,414
86,300	Svenska Cellulosa Aktiebolaget, B Shares (a)	1,221,608
122,800	Telefonaktiebolaget LM Ericsson, ADR (a)	1,277,120

		6,439,817

Switzerland — 5.7%
8,100	Adecco S.A.	402,007
23,400	Ciba Holding AG	676,196
9,200	Clariant AG †	93,391
4,200	Credit Suisse Group	192,825
21,800	Holcim Ltd.	1,765,895
7,361	Novartis AG	405,322
26,832	Novartis AG, ADR	1,476,833
5,700	Pargesa Holding SA (a)	635,534
67,700	Swatch Group AG (a)	3,167,794
4,000	Swiss Life Holding	1,068,964
12,300	Swiss Reinsurance Company	819,358
72,200	Zurich Financial Services, ADR	1,840,739

		12,544,858

United Kingdom — 18.0%
47,866	Anglo American plc, ADR (a)	1,696,850
80,200	Antofagasta plc	1,051,131
39,400	AstraZeneca PLC, ADR (a)	1,675,682
53,100	Aviva plc	529,894
15,600	Barclays PLC, ADR (a)	361,140
5,200	BHP Billiton PLC, ADR (a)	402,896
179,000	Bodycote International plc	727,344
95,376	BP p.l.c.	1,108,027
47,400	BP p.l.c., ADR	3,297,618

See Notes to Financial Statements.

6

Shares		Value

United Kingdom (Continued)
337,000	Brit Insurance Holdings PLC	$1,176,371
19,200	British American Tobacco p.l.c.	665,055
23,950	British American Tobacco p.l.c., ADR (a)	1,658,538
121,700	British Energy Group plc	1,727,157
13,500	Charter plc	233,808
21,410	Diageo plc, ADR	1,581,557
366,300	DS Smith Plc	826,288
147,000	GKN plc, ADR (a)	657,825
31,943	GlaxoSmithKline plc	708,153
28,336	GlaxoSmithKline plc, ADR (a)	1,253,018
14,200	Go-Ahead Group plc (The)	522,693
96,500	HBOS plc, ADR (a)	534,128
83,400	Home Retail Group plc	362,142
85,500	HSBC Holdings PLC, ADR (a)	6,557,850
11,300	Imperial Tobacco Group PLC, ADR (a)	839,025
20,700	Johnson Matthey PLC	761,129
22,400	Lloyds TSB Group plc, ADR (a)	552,608
207,700	Old Mutual plc	383,920
20,800	Persimmon PLC	130,920
14,000	Rexam PLC, ADR (a)	541,100
272,600	Royal & Sun Alliance Insurance Group plc	681,981
194,700	Royal Bank of Scotland Group plc (The)	833,798
144,600	Stagecoach Group plc	806,460
70,300	Unilever PLC, ADR	1,997,223
75,494	Vodafone Group Plc, ADR	2,224,053
52,513	WH Smith PLC	390,673

		39,458,055

TOTAL COMMON STOCKS
(Cost $191,558,744)		209,527,880

PREFERRED STOCK — 0.1%
(Cost $276,862)
Germany — 0.1%
1,725	Volkswagen AG	249,947

INVESTMENT COMPANY SECURITIES — 2.2%
Australia — 0.3%
196,900	Macquarie Capital Alliance Group †	615,351

See Notes to Financial Statements.

7

Munder International Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

INVESTMENT COMPANY SECURITIES (Continued)
Multi-Country — 0.9%
30,000	iShares MSCI EAFE Index Fund (a)	$2,061,000

United States — 1.0%
2,204,322	Institutional Money Market Fund (b)	2,204,322

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $5,030,390)		4,880,673

COLLATERAL FOR SECURITIES ON LOAN — 21.5%
(Cost $47,011,262)
47,011,262	State Street Navigator Securities Trust — Prime Portfolio (c)	47,011,262

TOTAL INVESTMENTS
(Cost $243,877,258)	119.5%	261,669,762
OTHER ASSETS AND LIABILITIES (Net)	(19.5)	(42,610,205)

NET ASSETS	100.0%	$219,059,557

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Affiliated company security (See Notes to Financial Statements, Notes 3 and 6).

(c)	At June 30, 2008, the market value of the securities on loan is $45,637,585.

ABBREVIATIONS:
ADR	— American Depositary Receipt
GRS	— Global Registered Shares
NYR	— New York Registered Shares

See Notes to Financial Statements.

8

At June 30, 2008, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Insurance	10.2%	$22,318,507
Oil, Gas & Consumable Fuels	9.9	21,621,442
Commercial Banks	9.0	19,791,653
Pharmaceuticals	4.6	10,126,366
Diversified Telecommunication Services	4.4	9,636,279
Metals & Mining	4.4	9,629,378
Electric Utilities	4.3	9,431,314
Automobiles	3.4	7,496,037
Food Products	3.0	6,670,796
Chemicals	2.8	6,105,532
Construction & Engineering	2.3	4,933,530
Real Estate Investment Trusts (REITs)	2.2	4,774,084
Machinery	2.2	4,760,568
Wireless Telecommunication Services	2.1	4,673,624
Office Electronics	2.1	4,618,527
Health Care Providers & Services	2.1	4,589,005
Textiles, Apparel & Luxury Goods	2.0	4,405,024
Trading Companies & Distributors	2.0	4,397,897
Diversified Financial Services	1.7	3,822,305
Tobacco	1.4	3,162,618
Food & Staples Retailing	1.4	3,053,906
Paper & Forest Products	1.3	2,760,377
Construction Materials	1.2	2,546,839
Communications Equipment	1.1	2,419,381
Airlines	1.1	2,376,888
Computers & Peripherals	1.1	2,359,957
Beverages	1.1	2,309,513
Multi-Utilities	1.0	2,107,063
Marine	0.8	1,796,396
Real Estate Management & Development	0.8	1,667,406
Electronic Equipment & Instruments	0.8	1,641,395
Electrical Equipment	0.7	1,623,511
Capital Markets	0.7	1,607,473
Media	0.7	1,601,543
Household Durables	0.7	1,597,050
Containers & Packaging	0.6	1,367,388
Road & Rail	0.6	1,329,153
Information Technology Services	0.6	1,317,394
Health Care Equipment & Supplies	0.5	1,150,472
Distributors	0.5	1,115,401

See Notes to Financial Statements.

9

Munder International Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

	% of
	Net Assets	Value

Industrial Conglomerates	0.4%	$899,900
Gas Utilities	0.3	758,375
Auto Components	0.3	657,825
Software	0.2	436,738
Transportation Infrastructure	0.2	407,338
Commercial Services & Supplies	0.2	402,007
Specialty Retail	0.2	390,673
Internet & Catalog Retail	0.2	362,142
Leisure Equipment & Products	0.2	355,229
Consumer Finance	0.1	144,661

TOTAL COMMON STOCKS	95.7	209,527,880
PREFERRED STOCK	0.1	249,947
INVESTMENT COMPANY SECURITIES	2.2	4,880,673
COLLATERAL FOR SECURITIES ON LOAN	21.5	47,011,262

TOTAL INVESTMENTS	119.5	261,669,762
OTHER ASSETS & LIABILITIES (Net)	(19.5)	(42,610,205)

NET ASSETS	100.0%	$219,059,557

See Notes to Financial Statements.

10

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11

Munder International Equity Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $241,672,936)	$259,465,440
Securities of affiliated company (cost — $2,204,322)	2,204,322

Total Investments	261,669,762
Dividends receivable	635,248
Receivable for investment securities sold	2,519,856
Receivable for Fund shares sold	1,884,156
Prepaid expenses and other assets	150,554

Total Assets	266,859,576

LIABILITIES:
Payable for Fund shares redeemed	568,853
Payable upon return of securities loaned	47,011,262
Administration fees payable	26,429
Trustees’ fees and expenses payable	78,233
Transfer agency/record keeping fees payable	42,698
Distribution and shareholder servicing fees payable — Class A, B and C Shares	12,816
Shareholder servicing fees payable — Class K Shares	12,272
Investment advisory fees payable	4,473
Accrued expenses and other payables	42,983

Total Liabilities	47,800,019

NET ASSETS	$219,059,557

Investments, at cost	$243,877,258

*	Including $45,637,585 of securities loaned.

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$5,922,958
Accumulated net realized loss on investments sold	(2,195,925)
Net unrealized appreciation of investments	17,807,929
Paid-in capital	197,524,595

$219,059,557

NET ASSETS:
Class A Shares	$22,567,594

Class B Shares	$3,875,451

Class C Shares	$5,364,305

Class K Shares	$56,415,561

Class Y Shares	$130,836,646

SHARES OUTSTANDING:
Class A Shares	1,274,950

Class B Shares	228,501

Class C Shares	312,743

Class K Shares	3,187,891

Class Y Shares	7,305,834

CLASS A SHARES:
Net asset value and redemption price per share	$17.70

Maximum sales charge	5.50%
Maximum offering price per share	$18.73

CLASS B SHARES:
Net asset value and offering price per share*	$16.96

CLASS C SHARES:
Net asset value and offering price per share*	$17.15

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$17.70

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$17.91

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Equity Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$1,270
Dividends on securities of unaffiliated companies(a)	8,891,486
Dividends on securities of affiliated company	61,485
Securities lending, net of borrower rebates	285,316

Total Investment Income	9,239,557

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	60,888
Class B Shares	48,746
Class C Shares	65,381
Shareholder servicing fees:
Class K Shares	166,533
Investment advisory fees	1,816,202
Administration fees	342,966
Custody fees	232,276
Transfer agency/record keeping fees	188,589
Registration and filing fees	53,311
Legal and audit fees	41,733
Trustees’ fees and expenses	24,839
Other	61,183

Total Expenses	3,102,647

NET INVESTMENT INCOME	6,136,910

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	9,956,504
Foreign currency-related transactions	(158,713)
Net change in unrealized appreciation/(depreciation) of:
Securities	(48,873,519)
Foreign currency-related transactions	3,367

Net realized and unrealized loss on investments	(39,072,361)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,935,451)

(a)	Net of foreign withholding taxes of $765,395.

See Notes to Financial Statements.

14

Munder International Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$6,136,910	$4,837,323
Net realized gain from security transactions and foreign currency-related transactions	9,797,791	24,964,644
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(48,870,152)	24,203,138

Net increase/(decrease) in net assets resulting from operations	(32,935,451)	54,005,105
Dividends to shareholders from net investment income:
Class A Shares	(387,217)	(226,411)
Class B Shares	(55,868)	(23,075)
Class C Shares	(75,039)	(28,128)
Class K Shares	(1,168,373)	(753,993)
Class Y Shares	(2,514,626)	(1,940,782)
Distributions to shareholders from net realized gains:
Class A Shares	(1,455,440)	(569,198)
Class B Shares	(325,266)	(140,084)
Class C Shares	(436,882)	(154,710)
Class K Shares	(4,391,613)	(1,822,155)
Class Y Shares	(8,453,241)	(4,000,701)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	4,459,925	4,800,104
Class B Shares	(456,549)	1,274,668
Class C Shares	(224,977)	2,343,041
Class K Shares	5,175,733	2,711,904
Class Y Shares	14,678,473	17,967,783
Short-term trading fees	594	2,020

Net increase/(decrease) in net assets	(28,565,817)	73,445,388
NET ASSETS:
Beginning of year	247,625,374	174,179,986

End of year	$219,059,557	$247,625,374

Undistributed net investment income	$5,922,958	$4,146,102

See Notes to Financial Statements.

15

Munder International Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$11,041,621	$9,167,832
Issued as reinvestment of dividends and distributions	1,210,979	593,326
Redeemed	(7,792,675)	(4,961,054)

Net increase	$4,459,925	$4,800,104

Class B Shares:
Sold	$985,799	$2,733,798
Issued as reinvestment of dividends and distributions	240,580	100,998
Redeemed*	(1,682,928)	(1,560,128)

Net increase/(decrease)	$(456,549)	$1,274,668

Class C Shares:
Sold	$1,373,624	$3,070,420
Issued as reinvestment of dividends and distributions	311,322	103,010
Redeemed	(1,909,923)	(830,389)

Net increase/(decrease)	$(224,977)	$2,343,041

Class K Shares:
Sold	$21,489,401	$12,233,252
Issued as reinvestment of dividends and distributions	311,427	134,304
Redeemed	(16,625,095)	(9,655,652)

Net increase	$5,175,733	$2,711,904

Class Y Shares:
Sold	$16,532,932	$23,742,849
Issued as reinvestment of dividends and distributions	10,394,824	5,080,514
Redeemed	(12,249,283)	(10,855,580)

Net increase	$14,678,473	$17,967,783

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	546,617	448,400
Issued as reinvestment of dividends and distributions	59,801	30,449
Redeemed	(399,395)	(247,637)

Net increase	207,023	231,212

Class B Shares:
Sold	50,398	142,896
Issued as reinvestment of dividends and distributions	12,331	5,321
Redeemed*	(91,762)	(82,843)

Net increase/(decrease)	(29,033)	65,374

Class C Shares:
Sold	68,626	153,839
Issued as reinvestment of dividends and distributions	15,779	5,376
Redeemed	(102,318)	(42,729)

Net increase/(decrease)	(17,913)	116,486

Class K Shares:
Sold	1,081,954	621,254
Issued as reinvestment of dividends and distributions	15,387	6,879
Redeemed	(865,168)	(473,828)

Net increase	232,173	154,305

Class Y Shares:
Sold	857,418	1,234,017
Issued as reinvestment of dividends and distributions	508,305	258,054
Redeemed	(627,310)	(532,494)

Net increase	738,413	959,577

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$22.05	$17.97	$14.09		$12.64	$10.04

Income/(loss) from investment operations:
Net investment income	0.48	0.43	0.28		0.19	0.09
Net realized and unrealized gain/(loss) on investments	(3.21)	4.55	3.70		1.32	2.74

Total from investment operations	(2.73)	4.98	3.98		1.51	2.83

Less distributions:
Dividends from net investment income	(0.34)	(0.26)	(0.15)		(0.06)	(0.23)
Distributions from net realized gains	(1.28)	(0.64)	—		—	—

Total distributions	(1.62)	(0.90)	(0.15)		(0.06)	(0.23)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.05		—	—

Net asset value, end of period	$17.70	$22.05	$17.97		$14.09	$12.64

Total return(d)	(13.30)%	28.48%	28.77	%(e)	11.93%	28.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,568	$23,553	$15,034		$11,497	$6,031
Ratio of operating expenses to average net assets	1.39%	1.44%	1.53%		1.65%	1.83%
Ratio of net investment income to average net assets	2.46%	2.14%	1.70%		1.37%	0.77%
Portfolio turnover rate	31%	51%	43%		54%	37%
Ratio of operating expenses to average net assets without expense waivers	1.39%	1.44%	1.53%		1.65%	1.84%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.41% for Class A Shares and 27.50% for Class B Shares.

See Notes to Financial Statements.

18

B Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$21.23	$17.32	$13.59		$12.24	$9.73

0.29	0.30	0.07		0.11	0.02

(3.06)	4.37	3.66		1.24	2.62

(2.77)	4.67	3.73		1.35	2.64

(0.22)	(0.12)	(0.05)		—	(0.13)
(1.28)	(0.64)	—		—	—

(1.50)	(0.76)	(0.05)		—	(0.13)

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.05		—	—

$16.96	$21.23	$17.32		$13.59	$12.24

(13.98)%	27.50%	27.87	%(e)	11.03%	27.20%

$3,875	$5,468	$3,328		$4,670	$1,885

2.14%	2.19%	2.29%		2.40%	2.58%

1.53%	1.53%	0.46%		0.85%	(0.20)%
31%	51%	43%		54%	37%

2.14%	2.19%	2.29%		2.40%	2.59%

See Notes to Financial Statements.

19

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$21.45	$17.49	$13.73		$12.36	$9.82

Income/(loss) from investment operations:
Net investment income/(loss)	0.30	0.30	0.14		0.08	(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	(3.10)	4.42	3.62		1.29	2.67

Total from investment operations	(2.80)	4.72	3.76		1.37	2.67

Less distributions:
Dividends from net investment income	(0.22)	(0.12)	(0.05)		—	(0.13)
Distributions from net realized gains	(1.28)	(0.64)	—		—	—

Total distributions	(1.50)	(0.76)	(0.05)		—	(0.13)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	0.05		—	—

Net asset value, end of period	$17.15	$21.45	$17.49		$13.73	$12.36

Total return(d)	(13.92)%	27.52%	27.80	%(e)	11.08%	27.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,364	$7,093	$3,746		$3,132	$1,724
Ratio of operating expenses to average net assets	2.14%	2.19%	2.28%		2.40%	2.58%
Ratio of net investment income/(loss) to average net assets	1.57%	1.55%	0.84%		0.59%	(0.00)%
Portfolio turnover rate	31%	51%	43%		54%	37%
Ratio of operating expenses to average net assets without expense waivers	2.14%	2.19%	2.28%		2.40%	2.59%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on September 29, 1995 and November 23, 1992, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 27.44% for Class C Shares and 28.43% for Class K Shares.

See Notes to Financial Statements.

20

K Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$22.05	$17.96	$14.08		$12.64	$10.05

0.47	0.42	0.25		0.17	0.06

(3.20)	4.57	3.73		1.33	2.76

(2.73)	4.99	3.98		1.50	2.82

(0.34)	(0.26)	(0.15)		(0.06)	(0.23)
(1.28)	(0.64)	—		—	—

(1.62)	(0.90)	(0.15)		(0.06)	(0.23)

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.05		—	—

$17.70	$22.05	$17.96		$14.08	$12.64

(13.31)%	28.50%	28.79	%(e)	11.85%	28.09%

$56,416	$65,175	$50,324		$39,206	$19,980

1.39%	1.44%	1.53%		1.65%	1.83%

2.38%	2.11%	1.54%		1.25%	0.53%
31%	51%	43%		54%	37%

1.39%	1.44%	1.53%		1.65%	1.84%

See Notes to Financial Statements.

21

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$22.28	$18.14	$14.22		$12.76	$10.14

Income/(loss) from investment operations:
Net investment income	0.53	0.48	0.30		0.24	0.11
Net realized and unrealized gain/(loss) on investments	(3.24)	4.61	3.76		1.31	2.77

Total from investment operations	(2.71)	5.09	4.06		1.55	2.88

Less distributions:
Dividends from net investment income	(0.38)	(0.31)	(0.19)		(0.09)	(0.26)
Distributions from net realized gains	(1.28)	(0.64)	—		—	—

Total distributions	(1.66)	(0.95)	(0.19)		(0.09)	(0.26)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.05		—	—

Net asset value, end of period	$17.91	$22.28	$18.14		$14.22	$12.76

Total return(d)	(13.09)%	28.81%	29.11	%(e)	12.09%	28.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$130,837	$146,336	$101,748		$77,927	$34,887
Ratio of operating expenses to average net assets	1.14%	1.19%	1.28%		1.40%	1.58%
Ratio of net investment income to average net assets	2.70%	2.39%	1.81%		1.74%	0.95%
Portfolio turnover rate	31%	51%	43%		54%	37%
Ratio of operating expenses to average net assets without expense waivers	1.14%	1.19%	1.28%		1.40%	1.59%

(a)	Class Y Shares of the Fund commenced operations on December 1, 1991.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 28.75% for Class Y Shares.

See Notes to Financial Statements.

22

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder International Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or

23

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

24

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

25

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

26

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

27

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $342,966 before payment of sub-administration fees and $227,680 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1416% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $2,970 in advisory fees before waivers and expense reimbursements ($168 after waivers and expense reimbursements) and $1,219 in administrative fees.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $19,973 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such

28

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B and Class C Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

No payments are made under the Plan with regard to Class Y Shares.

29

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $504 to Comerica Securities and $166,426 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class C and Class K shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $82,313,930 and $75,390,871, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $35,619,756, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $17,970,272 and net appreciation for Federal income tax purposes was $17,649,484. At June 30, 2008, aggregate cost for Federal income tax purposes was $244,020,278.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$5,006,967	$42,096,196	42,096,196	$44,898,841	44,898,841	$2,204,322	$61,485	$—

7.	Investment Concentration

The Fund primarily invests in foreign securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the

30

Munder International Equity Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $1,632.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses and distribution redesignations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$(158,931)	$158,931

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2008 and June 30, 2007 was as follows:

		Long-term
	Ordinary	Capital
	Income	Gains	Total

June 30, 2008	$4,477,855	$14,785,710	$19,263,565
June 30, 2007	2,972,389	6,686,848	9,659,237

31

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Capital	Capital Loss	Unrealized
Income	Gains	Carryover	Appreciation	Total

$6,035,722	$7,572,836	$(6,690,017)	$17,664,909	$24,583,450

The differences between book and tax distributable earnings are primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes $6,690,017 of unused capital losses of which $1,437,832, $4,937,196 and $314,989 expire in 2009, 2010 and 2011, respectively. Some of the losses were inherited in the February 4, 2005 merger with the Munder International Growth and the Munder Emerging Markets Funds. The losses obtained in these mergers may be subject to limitations. In addition, the fund obtained unrealized built in gains of $3,016,373 in the merger with the Munder International Growth Fund. The fund may be able to further reduce future realized gains by up to this amount.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $2,356,469.

11.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 0.30% will qualify for the dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $7,898,967 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The Fund designated $683,907 as foreign taxes paid and $9,656,881 as foreign source income for regular Federal income tax purposes.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $14,785,710.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be

32

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

33

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

34

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of

35

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

the benchmark for the three-, five- and ten-year and since inception periods, but trailed the performance of the benchmark for the one-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the performance of the benchmark for the since inception period, (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods, but trailed the median performance of the Fund’s Lipper peer group for the one-year period, and (4) the Fund had favorable Lipper rankings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of

36

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

37

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

16. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

38

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

39

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).
Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

40

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

41

Munder International Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

42

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Equity Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Equity Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

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45

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINTLEQ608

ANNUAL REPORT
June 30, 2008

Munder International
Small-Mid Cap Fund
Class A, C, K, R, Y & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Statement of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
21	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain a prospectus, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. Smaller and medium-sized company stocks are more volatile and less liquid than larger, more established company securities.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 COUNTRY ALLOCATION*

*	Country classification is based on the country classification assigned within the Fund’s benchmark and does not include exposure through holdings of foreign currencies.

The performance data contained in the following commentary is based on Class Y Shares of the Fund from its inception through June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Remi Browne, Peter Carpenter, Robert Cerow, Peter Collins, John Evers, Daniel LeVan and Jeffrey Sullivan

The Fund posted a -12.57% return for the period from its inception on August 17, 2007 through June 30, 2008, compared to the -3.94% return for the S&P®/Citigroup Extended Market Index (EMI) World ex-U.S. benchmark.

The negative return for both the Fund and its benchmark during the period was a reflection of a very difficult market environment. On a relative basis, the Fund underperformed its S&P®/Citigroup benchmark primarily because of weakness in stock selection. The majority of the underperformance occurred during 2007, including approximately three percentage points of underperformance that occurred during the Fund’s start-up months of August and September.

The country allocations of the Fund had a slight positive impact on the Fund’s relative performance, largely due to modest underweights in Japan and the U.K. Although stock selection among the Fund’s Australian holdings had a significant positive impact on relative performance, this was more than offset by relative weakness among a number of other stocks, particularly among Japanese and U.K. holdings.

The primary detractors from the relative performance of the Fund’s Japanese investments included Nissin Kogyo Co. Ltd. and Joint Corporation. Nissin Kogyo was sold in February and Joint was eliminated from the Fund in June. The weak performance of these stocks offset the strong performance of other Japanese holdings, including Nippon Denko Co., Ltd. (0.9% of the Fund), a steel producer, and Hisamitsu Pharmaceutical Company Inc. (0.7% of the Fund).

The U.K. holdings that had the most significant negative impact on the Fund’s returns included Beazley Group PLC (0.5% of the Fund), The Restaurant Group PLC (eliminated from the Fund in February) and DS Smith PLC (eliminated from the Fund in June). The weak performance of these stocks offset the relative strength of other U.K. holdings, including two energy stocks: Dana Petroleum plc (0.9% of the Fund) and Petrofac Limited (0.8% of the Fund).

Incitec Pivot Limited (2.0% of the Fund), an Australian fertilizer company, had the largest positive impact on the relative performance of the Fund for the period under review. Other holdings that had a significant positive impact on the Fund’s relative performance included Crescent Point Energy Trust (0.7% of the Fund), a Canadian oil and gas income trust, Deutsche Borse AG, the operator of the Frankfurt Stock Exchange, which was sold in March, and Hyundai Mipo Dockyard Co. Ltd., which was sold in November. Both of these strong performers were sold because of their growth out of the small-to mid-cap universe focused on by the Fund, as well as deteriorating business momentum/value characteristics.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P®/Citigroup Extended Market Index (EMI) World ex-U.S. consists of the bottom 20% (based on market capitalization) of companies from each country represented in the S&P®/Citigroup Broad Market Index (BMI) World ex-U.S. The S&P/Citigroup BMI World ex-U.S. includes all listed shares of companies from 26 developed market countries excluding the U.S. with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares since the inception of the Fund. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Small-Mid Cap Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/08
					Lipper
				S&P®/	International
				Citigroup	Small/Mid-Cap
Class and	With		Without	EMI World	Core Funds
Inception Date	Load		Load	ex-U.S.*	Median**

CLASS Y 8/17/07	N/A		$8,743	$9,606	$8,730

CLASS A 8/17/07	$8,255	#	$8,733	$9,606	$8,730

CLASS C 8/17/07	$8,587	†	$8,673	$9,606	$8,730

CLASS K 11/1/07	N/A		$8,782	$8,138	$8,015

CLASS R 11/1/07	N/A		$7,882	$8,138	$8,015

CLASS I 8/17/07	N/A		$8,779	$9,606	$8,730

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

*	The S&P®/Citigroup Extended Market Index (EMI) World ex-U.S. consists of the bottom 20% (based on market capitalization) of companies from each country represented in the S&P®/Citigroup Broad Market Index (BMI) World ex-U.S. The S&P®/Citigroup BMI World ex-U.S. includes all listed shares of companies from 26 developed countries excluding the U.S. with float-adjusted market capitalizations of at least US$100 million and annual trading volume of at least US$50 million.

**	The Lipper International Small/Mid-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 9/1/07 for Class Y, A, C and I Shares of the Fund and as of 11/1/07 for Class K and R Shares of the Fund.

v

Hypothetical and Total Returns (continued)

TOTAL RETURNS THROUGH 6/30/08(1)
	Since		Since
Class and	Inception		Inception
Inception Date	w/load		w/out load

CLASS Y 8/17/07	N/A		(12.57)%

CLASS A 8/17/07	(17.45)%	#	(12.67)%

CLASS C 8/17/07	(14.13)%	†	(13.27)%

CLASS K 11/1/07	N/A		(21.18)%

CLASS R 11/1/07	N/A		(21.27)%

CLASS I 8/17/07	N/A		(12.21)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, estimated gross expense ratios for Class Y, A, C, K, R and I Shares of the Fund are 1.64%, 1.89%, 2.64%, 1.89%, 2.14% and 1.38%, respectively, and net expense ratios for Class Y, A, C, K, R and I Shares of the Fund are 1.49%, 1.74%, 2.49%, 1.74%, 1.99% and 1.23%, respectively. Actual expenses for the fiscal period ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management has reimbursed certain expenses of the Fund since its inception and has agreed to continue to do so through at least 10/31/09. Total returns would have been lower if Munder Capital Management had not reimbursed expenses during those periods.

(1)	Not annualized.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
	Account Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$864.40	$7.93	1.71%
Class C	$1,000.00	$861.00	$11.38	2.46%
Class K	$1,000.00	$864.40	$7.93	1.71%
Class R	$1,000.00	$863.40	$9.08	1.96%
Class Y	$1,000.00	$865.30	$6.77	1.46%
Class I	$1,000.00	$866.60	$5.57	1.20%

Hypothetical
Class A	$1,000.00	$1,016.36	$8.57	1.71%
Class C	$1,000.00	$1,012.63	$12.31	2.46%
Class K	$1,000.00	$1,016.36	$8.57	1.71%
Class R	$1,000.00	$1,015.12	$9.82	1.96%
Class Y	$1,000.00	$1,017.60	$7.32	1.46%
Class I	$1,000.00	$1,018.90	$6.02	1.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder International Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 93.8%
Australia — 5.1%
535,352	Abacus Group Holdings Limited	$590,197
50,516	Ansell Limited	448,435
205,602	Australian Worldwide Exploration Limited †	819,937
216,335	Centennial Coal Company Limited	1,161,381
152,737	David Jones Limited	411,444
124,989	Downer EDI Limited	823,168
134,165	FKP Property Group	630,225
38,003	Flight Centre Ltd.	607,314
20,410	Incitec Pivot Limited	3,619,717

		9,111,818

Austria — 0.6%
16,276	Andritz AG	1,026,312

Belgium — 0.9%
19,488	Tessenderlo Chemie NV	1,037,696
12,692	Umicore	627,464

		1,665,160

Canada — 7.6%
30,000	Astral Media Inc.	942,336
14,787	Atco Ltd.	755,084
15,052	Bird Construction Income Fund	612,590
144,517	Bow Valley Energy Ltd. †	881,530
123,681	Connacher Oil and Gas Limited †	521,554
30,730	Forzani Group Ltd. (The), Class A	447,524
14,983	Home Capital Group Inc.	580,395
21,163	Laurentian Bank of Canada	870,429
34,442	Linamar Corporation	422,208
17,131	Major Drilling Group International Inc. †	840,002
47,995	Open Text Corporation †	1,540,639
120,066	Red Back Mining Inc. †	1,012,619
21,100	Rothmans, Inc.	560,763
114,700	Sherritt International Corp.	1,726,630
49,102	Trinidad Drilling Ltd.	688,593
48,100	Westjet Airlines Ltd. †	644,824
35,916	Yamana Gold Inc.	597,367

		13,645,087

See Notes to Financial Statements.

1

Munder International Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Denmark — 1.2%
11,450	Almindelig Brand A/S †	$601,919
6,700	East Asiatic Company Ltd. A/S (The)	463,961
30,750	Sydbank A/S	1,171,806

		2,237,686

Finland — 1.7%
38,693	Konecranes Oyj (a)	1,602,202
31,755	Nokian Renkaat OYJ	1,524,899

		3,127,101

France — 8.2%
20,281	Air France-KLM	486,635
22,241	Beneteau	487,091
9,856	Bureau Veritas SA	585,486

7,243	Casino Guichard-Perrachon SA	821,070
16,163	CNP Assurances	1,826,138
10,345	Compagnie Generale de Geophysique-Veritas †	489,445
21,061	Eutelsat Communications †	586,592
15,553	IMS International Metal Service	526,480
12,230	Ipsen SA	625,805
18,160	Klepierre	914,945
7,407	Lagardere SCA	421,813
4,379	Nexans	540,324
9,988	Nexity	271,110
4,698	Pierre & Vacances SA	483,305
8,425	Rubis	729,561
19,794	SEB SA	1,162,131
9,915	Sodexho Alliance, SA	651,278
12,556	Sopra Group	988,638
8,116	Technip SA	751,233
37,825	Teleperformance	1,395,937

		14,745,017

Germany — 7.5%
52,454	AIXTRON Aktiengesellschaft	539,288
7,143	Continental AG	734,046
21,269	Deutsche Euroshop AG	814,069
20,849	GEA Group AG	736,609
22,873	Hannover Rueckversicherung AG	1,128,989
10,266	Klöckner & Co. AG	588,021

See Notes to Financial Statements.

2

Shares		Value

Germany (Continued)
19,373	Lanxess AG	$795,488
11,805	MAN AG	1,310,527
16,369	MTU Aero Engines Holding AG	534,000
20,949	Rhoen- Klinikum AG	665,271
9,559	Salzgitter AG	1,751,841
11,835	SGL Carbon AG †	830,873
14,529	Stada Arzneimittel AG	1,043,567
38,745	Vivacon AG	369,063
5,316	Vossloh AG	693,018
2,288	Wacker Chemie AG	478,247
7,783	Wincor Nixdorf AG	541,870

		13,554,787

Greece — 0.7%
44,690	GEK Group Of Cos SA	534,753
35,870	Gr. Sarantis S.A.	638,174

		1,172,927

Hong Kong — 3.6%
558,000	Industrial and Commercial Bank of China (Asia) Limited	1,506,416
600,000	Midland Holdings Limited	372,439
616,800	Noble Group Limited	1,074,430
546,000	Peace Mark (Holdings) Limited	379,534
565,500	SmarTone Telecommunications Holdings Limited	581,655
870,000	Texwinca Holdings Limited	725,255
87,500	Wing Hang Bank Limited	1,159,223
416,000	Xinao Gas Holdings Limited	713,852

		6,512,804

Ireland — 1.3%
97,508	Glanbia plc	686,548
117,144	Greencore Group PLC	368,875
16,764	Paddy Power plc	529,730
132,783	United Drug plc	737,983

		2,323,136

Italy — 3.0%
85,761	Azimut Holding S.p.A.	755,473
64,475	Cementir-Cementerie del Tirreno S.p.A. (a)	434,474
23,486	Fondiaria-SAI S.p.A.	778,008
41,405	Indesit Co. S.p.A.	462,524

See Notes to Financial Statements.

3

Munder International Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Italy (Continued)
56,605	MARR S.p.A.	$583,748
15,384	Pirelli & C Real Estate S.p.A.	300,345
50,726	Prysmian S.p.A.	1,285,038
92,928	Recordati S.p.A.	724,969

		5,324,579

Japan — 13.9%
32,700	ABC-Mart	840,712
90,000	Air Water Inc.	1,059,472
23,000	Capcom Co., Ltd.	671,470
150	DeNA Co., Ltd.	884,306
30,600	Don Quijote Co., Ltd.	559,926
22,400	EXEDY Corporation	589,612
345	Fields Corporation	607,572
34,900	Glory Ltd.	820,036
29,000	Hisamitsu Pharmaceutical Company Inc.	1,261,760
34,100	Hitachi Koki Co., Ltd.	561,349
18,700	Hogy Medical Co. Ltd.	947,460
491	Intelligence, Ltd.	365,296
1,007	Kenedix Inc.	1,232,848
29,900	Kintetsu World Express Inc.	764,501
46,600	Kuroda Electric Co., Ltd.	693,394
29,100	Mandom Corporation	738,565
24,000	Micronics Japan Co., Ltd.	865,659
105,000	Minebea Co., Ltd.	600,226
21,000	Mitsumi Electric Co. Ltd.	467,721
133,000	Nippon Denko Co., Ltd.	1,534,350
21,100	Nissha Printing Co., Ltd.	1,214,117
56,400	NSD CO. LTD.	640,034
333	RISA Partners, Inc.	508,038
2,191	Sky Perfect JSAT Corporation	892,412
87,000	Suruga Bank Ltd.	1,131,487
82,000	Tokyo Tatemono Co., Ltd.	530,527
122,000	Toshiba Machine Co., Ltd.	831,831
32,000	Toyo Suisan Kaisha, Ltd.	723,266
27,600	Tsuruha Company Ltd.	904,534
210,000	Ube Industries Ltd.	743,608
632	Works Applications Co., Ltd.	797,551

		24,983,640

See Notes to Financial Statements.

4

Shares		Value

Luxembourg — 0.4%
6,125	Millicom International Cellular S.A.	$633,937

Netherlands — 4.9%
23,609	Fugro NV	2,016,538
24,227	Gemalto NV †	881,894
30,206	Imtech NV	710,039
51,393	Koninklijke BAM Groep nv	909,493
10,307	Koninklijke Boskalis Westminster N.V.	552,559
28,083	Koninklijke DSM NV (a)	1,652,326
10,603	Nutreco Holding N.V.	712,997

18,361	Sligro Food Group N.V.	740,058
35,960	SNS Reaal	698,091

		8,873,995

Norway — 1.0%
127,000	Deep Sea Supply Plc	468,782
116,000	Ementor ASA †	776,644
35,700	TANDBERG asa	585,280

		1,830,706

Portugal — 0.2%
99,588	Banco BPI SA (a)	413,159

Singapore — 0.6%
354,000	Indofood Agri Resources Limited †	663,482
320,000	Tat Hong Holdings Ltd.	446,878

		1,110,360

South Korea — 2.7%
1,757	CJ CheilJedang Corp. †	459,385
50,740	Daegu Bank	674,237
7,869	Honam Petrochemical Corp.	561,185
4,216	Korea Line Corporation	709,350
6,904	Korea Zinc Co. Ltd.	943,810
62,290	LG Telecom Ltd.	472,214
84,170	Pusan Bank	1,126,505

		4,946,686

Spain — 4.3%
13,268	Bolsas y Mercados Espanoles, Sociedad Holding de Mercados y Sistemas Financieros, S.A.	494,044
20,733	Grifols S.A.	662,328
202,884	Mapfre SA	971,070

See Notes to Financial Statements.

5

Munder International Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Spain (Continued)
17,074	Obrascon Huarte Lain S.A.	$580,386
11,855	Red Electrica de Espana	771,803
17,984	Solaria Energia y Medio Ambiente S.A. †	259,082
184,873	TUBACEX, S.A. (a)	2,223,802
20,210	Union Fenosa S.A.	1,177,964
28,151	Viscofan S.A.	603,227

		7,743,706

Sweden — 2.3%
3,358	Galenica AG	1,185,022
17,150	Modern Times Group MTG AB, B Shares	1,009,502
43,100	NCC AB, B Shares	649,457
71,300	Peab AB	488,952
30,200	Saab AB	762,215

		4,095,148

Switzerland — 6.5%
12,389	Actelion Ltd. †	663,382
5,537	Baloise-Holding	583,213
3,436	Bucher Industries AG	908,149
5,522	Dufry Group	505,415
1,449	Helvetia Holding AG	564,182
7,265	Holcim Ltd.	588,497
2,013	Kaba Holding AG	612,836
1,757	Kuoni Reisen Holding AG	844,918
7,665	Lonza Group AG	1,063,218
787	Sika AG	1,238,800
5,539	Swatch Group AG	1,384,005
5,798	Syngenta AG	1,885,748
26,480	Temenos Group AG †	820,412

		11,662,775

United Kingdom — 15.6%
259,186	Aegis Group plc	556,270
161,913	Amlin PLC	807,878
40,867	Aveva Group plc	1,253,574
62,338	Balfour Beatty plc	527,714
423,598	Beazley Group PLC	938,664
46,010	BPP Holdings PLC	430,731

See Notes to Financial Statements.

6

Shares		Value

United Kingdom (Continued)
114,420	Britvic PLC	$659,792
67,502	Charter plc	1,169,076
28,151	Chemring Group Plc	1,326,677
88,085	Cookson Group plc	1,100,962
57,513	Croda International Plc	733,166
43,137	Dana Petroleum plc †	1,632,526
34,414	Derwent London PLC	690,959
283,535	Galiform Plc	240,023
218,851	GallifordTry plc	164,559
9,193	Greggs plc	673,481
102,579	ICAP plc	1,107,425
125,705	IG Group Holdings PLC	826,898
110,788	Inchcape Plc	705,050
75,310	Informa plc	619,525
117,984	International Personal Finance	646,855
80,820	Interserve PLC	743,733
89,204	John Wood Group PLC	878,632
21,189	Kier Group Plc	400,950
108,289	Michael Page International Plc	504,188
23,912	Morgan Sindall PLC	356,266
79,647	Mothercare plc	507,663
142,380	N Brown Group PLC	518,987
94,604	Petrofac Limited	1,391,607
338,930	Regus Group PLC	546,829
69,168	Southern Cross Healthcare Limited	179,104
46,530	Speedy Hire PLC	529,207
556,891	Spirent Communications plc †	726,554
133,785	Stagecoach Group plc	746,143
71,437	Sthree PLC	228,734
186,796	Thomas Cook Group Plc	870,643
15,652	Vedanta Resources PLC	681,828
45,570	Venture Production plc	788,779
70,972	Vitec Group plc	638,265

		28,049,917

TOTAL COMMON STOCKS
(Cost $185,878,267)		168,790,443

See Notes to Financial Statements.

7

Munder International Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

PREFERRED STOCKS — 1.6%
Germany — 1.6%
19,977	Fresenius SE	$1,725,815
11,726	Fuchs Petrolub AG	1,107,721

TOTAL PREFERRED STOCKS
(Cost $2,687,025)		2,833,536

INVESTMENT COMPANY SECURITIES — 0.9%
Canada — 0.7%
33,000	Crescent Point Energy Trust	1,306,796

United States — 0.2%
313,767	Institutional Money Market Fund (b)	313,767

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $1,030,477)		1,620,563

TOTAL INVESTMENTS
(Cost $189,595,769)	96.3%	173,244,542
OTHER ASSETS AND LIABILITIES (Net)	3.7	6,583,883

NET ASSETS	100.0%	$179,828,425

†	Non-income producing security.

(a)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(b)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

See Notes to Financial Statements.

8

At June 30, 2008, industry diversification of the Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Chemicals	8.0%	$14,432,916
Metals & Mining	6.3	11,312,249
Machinery	5.4	9,697,987
Insurance	4.6	8,200,062
Commercial Banks	4.5	8,053,261
Construction & Engineering	4.0	7,231,452
Energy Equipment & Services	3.7	6,684,831
Commercial Services & Supplies	3.5	6,327,237
Oil, Gas & Consumable Fuels	3.2	5,805,706
Media	2.8	5,028,449
Food Products	2.6	4,691,741
Real Estate Management & Development	2.4	4,249,515
Software	2.3	4,183,041
Hotels, Restaurants & Leisure	2.2	3,987,187
Trading Companies & Distributors	2.2	3,858,410
Pharmaceuticals	2.0	3,656,101
Auto Components	1.8	3,270,765
Food & Staples Retailing	1.7	3,049,410
Electrical Equipment	1.6	2,915,316
Health Care Providers & Services	1.5	2,767,379
Aerospace & Defense	1.5	2,622,891
Textiles, Apparel & Luxury Goods	1.4	2,488,794
Household Durables	1.4	2,457,113
Capital Markets	1.3	2,370,936
Real Estate Investment Trusts (REITs)	1.2	2,196,101
Specialty Retail	1.1	2,033,674
Diversified Financial Services	1.1	2,019,033
Electric Utilities	1.1	1,949,766
Computers & Peripherals	1.1	1,891,486
Information Technology Services	1.0	1,765,281
Leisure Equipment & Products	1.0	1,732,929
Wireless Telecommunication Services	0.9	1,687,807
Internet Software & Services	0.9	1,540,640
Multiline Retail	0.8	1,479,034
Gas Utilities	0.8	1,443,413
Semiconductors & Semiconductor Equipment	0.8	1,404,947
Internet & Catalog Retail	0.8	1,403,293
Health Care Equipment & Supplies	0.8	1,395,895
Personal Products	0.8	1,376,739

See Notes to Financial Statements.

9

Munder International Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

	% of
	Net Assets	Value

Biotechnology	0.7%	$1,325,711
Communications Equipment	0.7	1,311,835
Airlines	0.6	1,131,459
Industrial Conglomerates	0.6	1,100,962
Life Sciences Tools & Services	0.6	1,063,218
Construction Materials	0.6	1,022,971
Air Freight & Logistics	0.4	764,501
Multi-Industry	0.4	755,084
Road & Rail	0.4	746,143
Marine	0.4	709,350
Distributors	0.4	705,050
Beverages	0.4	659,792
Consumer Finance	0.4	646,855
Building Products	0.3	612,836
Thrifts & Mortgage Finance	0.3	580,395
Tobacco	0.3	560,763
Diversified Consumer Services	0.2	430,731

TOTAL COMMON STOCKS	93.8	168,790,443
TOTAL PREFERRED STOCKS	1.6	2,833,536
INVESTMENT COMPANY SECURITIES	0.9	1,620,563

TOTAL INVESTMENTS	96.3	173,244,542
OTHER ASSETS AND LIABILITIES (Net)	3.7	6,583,883

NET ASSETS	100.0%	$179,828,425

See Notes to Financial Statements.

10

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11

Munder International Small-Mid Cap Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $189,282,002)	$172,930,775
Securities of affiliated company (cost — $313,767)	313,767

Total Investments	173,244,542
Foreign currency, at value	6,053,857
Dividends receivable	376,100
Receivable from Advisor	98,066
Receivable for Fund shares sold	197,104
Deposits with brokers for futures contacts	133,552
Variation margin receivable on open futures contracts	61,938
Prepaid expenses and other assets	36,130

Total Assets	180,201,289

LIABILITIES:
Payable for investment securities purchased	140,393
Investment advisory fees payable	144,563
Administration fees payable	21,816
Trustees’ fees and expenses payable	18,859
Transfer agency/record keeping fees payable	18,491
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	2,764
Shareholder servicing fees payable — Class K Shares	4
Accrued expenses and other payables	25,974

Total Liabilities	372,864

NET ASSETS	$179,828,425

Investments, at cost	$189,595,769

Foreign currency, at cost	$6,020,000

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$2,070,674
Accumulated net realized loss on investments sold	(30,056,163)
Net unrealized depreciation of investments	(16,433,202)
Paid-in capital	224,247,116

$179,828,425

NET ASSETS:
Class A Shares	$2,879,910

Class C Shares	$2,681,421

Class K Shares	$7,882

Class R Shares	$7,869

Class Y Shares	$3,861,600

Class I Shares	$170,389,743

SHARES OUTSTANDING:
Class A Shares	329,819

Class C Shares	309,280

Class K Shares	903

Class R Shares	903

Class Y Shares	441,773

Class I Shares	19,439,558

CLASS A SHARES:
Net asset value and redemption price per share	$8.73

Maximum sales charge	5.50%
Maximum offering price per share	$9.24

CLASS C SHARES:
Net asset value and offering price per share*	$8.67

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$8.73

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$8.72

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$8.74

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$8.77

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder International Small-Mid Cap Fund

Statement of Operations, For the Period Ended June 30, 2008(a)

INVESTMENT INCOME:
Interest	$9,891
Dividends on securities of unaffiliated companies(b)	3,892,843
Dividends on securities of affiliated company	109,958

Total Investment Income	4,012,692

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	3,411
Class C Shares	6,712
Class R Shares	28
Shareholder servicing fees:
Class K Shares	14
Investment advisory fees	1,298,104
Custody fees	308,140
Administration fees	202,736
Legal and audit fees	101,609
Registration and filing fees(c)	57,479
Transfer agency/record keeping fees(d)	51,959
Trustees’ fees and expenses	31,686
Printing and mailing fees(e)	28,167
Other	17,825

Total Expenses	2,107,870
Expenses reimbursed by Advisor	(445,820)

Net Expenses	1,662,050

NET INVESTMENT INCOME	2,350,642

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
Security transactions	(28,256,837)
Futures contracts	(1,691,506)
Foreign currency-related transactions	(152,152)
Net change in unrealized appreciation/(depreciation) of:
Securities	(16,351,227)
Futures contracts	(120,037)
Foreign currency-related transactions	38,062

Net realized and unrealized loss on investments	(46,533,697)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,183,055)

(a)	The Fund commenced operations on August 17, 2007.

(b)	Net of foreign withholding taxes of $426,607.

(c)	Registration and filing fees — The amounts for Class A, C, K, R, Y & I were $15,425, $5,698, $46, $46, $25,713 and $10,551, respectively.

(d)	Transfer agency/record keeping fees — The amounts for Class A, C, K, R, Y & I were $541, $287, $2, $2, $1,026 and $50,101, respectively.

(e)	Printing and mailing fees — The amounts for Class A, C, K, R, Y & I were $244, $110, $1, $2, $525 and $27,285, respectively.

See Notes to Financial Statements.

14

Munder International Small-Mid Cap Fund

Statement of Changes in Net Assets

Period Ended
June 30, 2008(a)
Net investment income	$2,350,642
Net realized loss from security transactions, futures contracts and foreign currency-related transactions	(30,100,495)
Net change in net unrealized appreciation/(depreciation) of securities, futures contracts and foreign currency-related transactions	(16,433,202)

Net decrease in net assets resulting from operations	(44,183,055)
Dividends to shareholders from net investment income:
Class I Shares	(128,335)
Distributions to shareholders from net realized gains:
Class A Shares	(506)
Class C Shares	(66)
Class K Shares	(4)
Class R Shares	(4)
Class Y Shares	(2,299)
Class I Shares	(72,537)
Net increase in net assets from Fund share transactions:
Class A Shares	3,106,802
Class C Shares	2,849,116
Class K Shares	10,004
Class R Shares	10,004
Class Y Shares	4,891,002
Class I Shares	213,347,844
Short-term trading fees	459

Net increase in net assets	179,828,425
NET ASSETS:
Beginning of period	—

End of period	$179,828,425

Undistributed net investment income	$2,070,674

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 17, 2007, August 17, 2007, November 1, 2007, November 1, 2007, August 17, 2007 and August 17, 2007, respectively.

See Notes to Financial Statements.

15

Munder International Small-Mid Cap Fund

Statement of Changes in Net Assets — Capital Stock Activity

Period Ended
June 30, 2008(a)

Amount
Class A Shares:
Sold	$3,285,263
Issued as reinvestment of distributions	289
Redeemed	(178,750)

Net increase	$3,106,802

Class C Shares:
Sold	$2,903,891
Issued as reinvestment of distributions	17
Redeemed	(54,792)

Net increase	$2,849,116

Class K Shares:
Sold	$10,000
Issued as reinvestment of distributions	4

Net increase	$10,004

Class R Shares:
Sold	$10,000
Issued as reinvestment of distributions	4

Net increase	$10,004

Class Y Shares:
Sold	$12,866,200
Issued as reinvestment of distributions	2,299
Redeemed	(7,977,497)

Net increase	$4,891,002

Class I Shares:
Sold	$72,187,386
In-kind subscription	142,863,406
Issued as reinvestment of dividends and distributions	52,796
Redeemed	(1,755,744)

Net increase	$213,347,844

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 17, 2007, August 17, 2007, November 1, 2007, November 1, 2007, August 17, 2007 and August 17, 2007, respectively.

See Notes to Financial Statements.

16

Period Ended
June 30, 2008(a)

Shares
Class A Shares:
Sold	348,474
Issued as reinvestment of distributions	29
Redeemed	(18,684)

Net increase	329,819

Class C Shares:
Sold	315,412
Issued as reinvestment of distributions	2
Redeemed	(6,134)

Net increase	309,280

Class K Shares:
Sold	903
Issued as reinvestment of distributions	0 #

Net increase	903

Class R Shares:
Sold	903
Issued as reinvestment of distributions	0 #

Net increase	903

Class Y Shares:
Sold	1,271,061
Issued as reinvestment of distributions	231
Redeemed	(829,519)

Net increase	441,773

Class I Shares:
Sold	6,880,675
In-kind subscription	12,732,924
Issued as reinvestment of dividends and distributions	5,280
Redeemed	(179,321)

Net increase	19,439,558

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I Shares of the Fund commenced operations on August 17, 2007, August 17, 2007, November 1, 2007, November 1, 2007, August 17, 2007 and August 17, 2007, respectively.

#	Amount represents less than 0.500 of a share.

See Notes to Financial Statements.

17

Munder International Small-Mid Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares		C Shares		K Shares

	Period Ended		Period Ended		Period Ended
	6/30/08(b)		6/30/08(b)		6/30/08(b)

Net asset value, beginning of period	$10.00		$10.00		$11.08

Income/(loss) from investment operations:
Net investment income	0.17		0.14		0.10
Net realized and unrealized loss on investments	(1.44)		(1.47)		(2.45)

Total from investment operations	(1.27)		(1.33)		(2.35)

Less distributions:
Distributions from net investment income	—		—		—
Distributions from net realized gains	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

Short-term trading fees	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$8.73		$8.67		$8.73

Total return(c)	(12.67)%		(13.27)%		(21.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,880		$2,681		$8
Ratio of operating expenses to average net assets	1.71	%(e)	2.46	%(e)	1.71	%(e)
Ratio of net investment income to average net assets	2.06	%(e)	1.77	%(e)	1.41	%(e)
Portfolio turnover rate	91%		91%		91%
Ratio of operating expenses to average net assets without expense reimbursements	2.80	%(e)	3.28	%(e)	2.55	%(e)

(a)	Class A Shares, Class C Shares, Class K Shares, Class R Shares, Class Y Shares and Class I shares of the Fund commenced operations on August 17, 2007, August 17, 2007, November 1, 2007, November 1, 2007, August 17, 2007 and August 17, 2007, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statements.

18

R Shares		Y Shares		I Shares

Period Ended		Period Ended		Period Ended
6/30/08(b)		6/30/08(b)		6/30/08(b)

$11.08		$10.00		$10.00

0.08		0.11		0.14
(2.44)		(1.37)		(1.36)

(2.36)		(1.26)		(1.22)

				(0.01)
—		—		—
(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

(0.00	)(d)	(0.00	)(d)	(0.01)

0.00	(d)	0.00	(d)	0.00	(d)

$8.72		$8.74		$8.77

(21.27)%		(12.57)%		(12.21)%

$8		$3,862		$170,390
1.96	%(e)	1.46	%(e)	1.20	%(e)
1.16	%(e)	1.37	%(e)	1.72	%(e)
91%		91%		91%

2.87	%(e)	2.46	%(e)	1.50	%(e)

See Notes to Financial Statements.

19

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20

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder International Small-Mid Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term growth of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class C, Class K, Class R, Class Y, and Class I Shares. Prior to October 31, 2007, the Fund did not offer Class K or Class R Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R, Class Y, and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities and financial futures contracts are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may

21

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

be valued at the mean of the bid and asked prices. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued using the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

22

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Futures Contracts: The Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), to gain exposure to an investment in a manner other than investing in the asset directly, or for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another). Upon entering into a futures contract, the Fund may be required to deposit with the broker or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margin payments are generally settled on a daily basis. The daily changes in futures contracts are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from a futures contract when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

23

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statement of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended June 30, 2008.

24

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund, at an annual rate of 0.95% on the first $1 billion of assets, and 0.90% on assets exceeding $1 billion. During the period ending June 30, 2008, the Fund paid an annual effective rate of 0.95% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor has agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and

25

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Exchange Commission) at 1.71%, 2.46%, 1.71%, 1.96%, 1.46%, and 1.20% for Class A, Class C, Class K, Class, R, Class Y, and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the period ended June 30, 2008, the Advisor reimbursed expenses on behalf of the Fund totaling $445,820, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2008, the total amount eligible for repayment to the Advisor was $445,820. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended June 30, 2008, the Advisor earned $202,736 before payment of sub-administration fees and $132,057 after payment of sub-administration fees for its administrative services to the Fund. During the period ended June 30, 2008, the Fund paid an annual effective rate of 0.1484% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the

26

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the period ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $4,849 in advisory fees before waivers and expense reimbursements ($275 after waivers and expense reimbursements) and $1,989 in administrative fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class C, Class R, and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class C and Class R Shares to pay for certain shareholder services and the distribution of

27

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class C	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y or Class I Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short term investments and U.S. government securities were $212,070,034 and $137,326,000, respectively, for the period ended June 30, 2008. During the period ended June 30, 2008, the Fund had a subscription in-kind which resulted in a subscription into the Fund of $142,863,406.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $11,049,605, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $27,711,425 and net depreciation for Federal income tax purposes was $16,661,820. At June 30, 2008, aggregate cost for Federal income tax purposes was $189,906,362.

At June 30, 2008 the Fund had the following open financial futures contracts:

		Notional	Market
		Value of	Value of	Gross
Long Positions	Contracts	Contracts	Contracts	Depreciation

MSCI Pan Euro Index Futures, September 2008	60	$1,929,154	$1,828,939	$(100,215)
TOPIX Index Futures, September 2008	4	506,790	486,968	(19,822)

28

Munder International Small-Mid Cap Fund
 Notes to Financial Statements, June 30, 2008 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	8/17/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$—	$95,947,546	95,947,546	$95,633,779	95,663,779	$313,767	$109,958	$—

7.	Investment Concentration

The Fund primarily invests in foreign securities. Investment in foreign securities involves risks, such as currency exchange rate fluctuations, which differ from investment in U.S. securities. In addition, foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the period ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the period ended June 30, 2008, total commitment fees for the Fund were $428.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

29

Munder International Small-Mid Cap Fund
 Notes to Financial Statements, June 30, 2008 (continued)

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses, passive foreign investment company gains and losses, distribution redesignations, adjustments for subscriptions in kind and non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-in-Capital

$(151,633)	$119,748	$31,885

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post
Ordinary	October Loss	Unrealized
Income	Deferral	Depreciation	Total

$2,138,064	$(29,807,444)	$(16,743,795)	$(44,413,175)

The differences between book and tax distributable earnings are primarily due to wash sales, passive foreign investment company unreversed inclusions and deferred trustees’ fees.

The tax character of dividends and distributions paid to shareholders during the year ended June 30, 2008 was as follows:

	Ordinary
	Income	Total

June 30, 2008	$203,751	$203,751

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $29,807,444.

30

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

11.	Tax Information (Unaudited)

For the period ended June 30, 2008, the Fund designates approximately $3,482,573 pursuant to the Internal Revenue Code as qualified income eligible for reduced taxes.

The Fund designated $381,435 as foreign taxes paid and $4,319,450 as foreign source income for regular Federal income tax purposes.

12. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13,

31

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

32

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

33

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered (1) the total return, on both a gross and net basis, of the Fund’s Class Y Shares for the period since inception of the Fund through December 31, 2007 and compared this information to the performance of the Fund’s benchmark index; and (2) the total return, on a net basis, of the Fund’s Class Y Shares for the quarter ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors. In this regard, the Board considered that the Fund’s total return for Class Y Shares, on both a gross and net basis, trailed the performance of the benchmark for the period since inception of the Fund through December 31, 2007. Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the

34

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of

35

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

“soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

16. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

36

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

37

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

38

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President &Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer &Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

39

Munder International Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

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41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Small-Mid Cap Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Small-Mid Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statements of operations, changes in net assets, and financial highlights for the period from August 17, 2007 (commencement of operations) to June 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Small-Mid Cap Fund of Munder Series Trust at June 30, 2008, the results of its operations, changes in its net assets, and financial highlights for the period from August 17, 2007 (commencement of operations) to June 30, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

42

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNPROISMC608

ANNUAL REPORT
June 30, 2008

Munder Internet Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
19	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com

The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INDUSTRY ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns

ii

do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

The Fund earned a return of -12.17% for the one year ended June 30, 2008, compared to the -8.67% return for the Inter@ctive Week Internet Index, the -5.88% return for the Morgan Stanley Internet Index and the -10.40% median return for the Lipper universe of science and technology funds.

Reflecting the negative environment for the broad stock market during the year ended June 30, 2008, as well as a difficult environment for Internet stocks, the Fund posted a negative return for the year. It also lagged its Morgan Stanley Internet Index benchmark, due primarily to weak stock selection in the software and Internet software & services segments of the Fund.

Among the software holdings, the largest detractors from performance were an underweight in salesforce.com, inc. (1.6% of the Fund) and an overweight in SourceForge, Inc. (1.0% of the Fund). The most significant negative impact on the relative performance of this segment of the Fund, however, was the lack of a position in NAVTEQ Corp. The stock, which is represented in the Fund’s Morgan Stanley Internet Index benchmark, posted a return of close to 82% for the year ended June 30, 2008.

The single largest detractor from the relative performance of the Fund’s Internet software & services segment was Baidu.com, Inc. (3.4% of the Fund), a Chinese company providing web application software and Internet search solutions. Other contributors to the relative weakness of that Fund segment included an overweight in Move, Inc. (2.2% of the Fund), and underweights in NetEase.com, Inc. (1.1% of the Fund) and CNET Networks, Inc., the shares of which were tendered for cash in an acquisition at the end of June. These detractors more than offset the positive impact of an overweight in Sohu.com Inc. (1.3% of the Fund) and underweights in WebMD Health Corp. (1.0% of the Fund), Omniture, Inc. (1.5% of the Fund), GSI Commerce, Inc. (1.6% of the Fund) and Akamai Technologies, Inc. (3.5% of the Fund).

In contrast to the relative weakness of the software and Internet software & service segments of the Fund, holdings in the Internet & catalog retail and computers & peripherals segments showed relative strength. An underweight in IAC/InterActiveCorp (2.3% of the Fund) and an overweight in Netflix, Inc. (0.8% of the Fund) boosted relative performance in the Internet & catalog retail segment. An overweighted position in Apple Inc. (3.8% of the Fund) was a positive for the performance of the Fund’s computers & peripherals segment.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access,

iii

developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index, adjusted quarterly, made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class A Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Internet Fund

CLASS A SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
						Inter@ctive	Lipper
					Inter@ctive	Week/Morgan	Science &
				S&P	Week	Stanley	Technology
Class and	With		Without	500®	Internet	Internet	Funds
Inception Date	Load		Load	Index*	Index*	Index*	Median**

CLASS A 8/19/96	$9,595	#	$10,153	$13,285	$16,174	$14,959	$12,840

CLASS B 6/1/98	N/A		$9,422	$13,285	$16,174	$14,959	$12,840

CLASS C 11/3/98	N/A		$10,224	$13,642	$15,510	$14,345	$13,321

CLASS K 4/30/02	N/A		$16,474	$13,318	$20,644	$19,218	$12,505

CLASS R 7/29/04	N/A		$12,864	$12,512	$14,317	$15,707	$12,923

CLASS Y 6/1/98	N/A		$10,429	$13,285	$16,174	$14,959	$12,840

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Standard & Poor’s 500 Composite Stock Price Index (”S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index, designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index, adjusted quarterly, made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. This index was created on January 1, 1999. Performance for earlier periods is that of the Inter@ctive Week Internet Index. Index comparative returns for Class A, B, C, K, R and Y Shares of the Fund are as of 7/1/98, 7/1/98, 11/1/98, 5/1/02, 8/1/04, and 7/1/98, respectively.

**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class A, B, C, K, R and Y Shares of the Fund are as of 7/1/98, 7/1/98, 11/1/98, 5/1/02, 8/1/04, and 7/1/98, respectively.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS A 8/19/96	(17.23)%	#	(12.43)%	5.86%	#	7.06%	(0.41)%	#	0.15%	N/A	+	8.00%

CLASS B 6/1/98	(17.41)%	†	(13.07)%	5.96%	†	6.27%	N/A		(0.59)%	N/A		1.30%

CLASS C 11/3/98	(13.93)%	†	(13.06)%	N/A		6.27%	N/A		N/A	N/A		0.23%

CLASS K 4/30/02	N/A		(12.35)%	N/A		7.05%	N/A		N/A	N/A		8.43%

CLASS R 7/29/04	N/A		(12.65)%	N/A		N/A	N/A		N/A	N/A		6.63%

CLASS Y 6/1/98	N/A		(12.17)%	N/A		7.33%	N/A		0.42%	N/A		2.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class A, B, C, K, R and Y shares during the fiscal year ended 6/30/07 were 2.35%, 3.10%, 3.10%, 2.33%, 2.57% and 2.09%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B and C Shares during the 1996 & 1998 calendar years and the Fund’s Class Y Shares during the 1998 calendar year. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s transfer agent limited certain expenses of the Fund’s Class A, B, C, K, R and Y Shares during the 2002 – 2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution and the Fund’s transfer agent had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

+	Class A Shares of the Fund were not subject to any sales charges until June 1998.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$850.70	$9.66	2.10%
Class B	$1,000.00	$847.70	$13.09	2.85%
Class C	$1,000.00	$847.40	$13.09	2.85%
Class K	$1,000.00	$850.70	$9.53	2.07%
Class R	$1,000.00	$849.40	$10.71	2.33%
Class Y	$1,000.00	$851.70	$8.52	1.85%

Hypothetical
Class A	$1,000.00	$1,014.42	$10.52	2.10%
Class B	$1,000.00	$1,010.69	$14.25	2.85%
Class C	$1,000.00	$1,010.69	$14.25	2.85%
Class K	$1,000.00	$1,014.57	$10.37	2.07%
Class R	$1,000.00	$1,013.28	$11.66	2.33%
Class Y	$1,000.00	$1,015.66	$9.27	1.85%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Internet Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 96.5%
Consumer Discretionary — 15.2%
Hotels, Restaurants & Leisure — 1.3%
106,300	Ctrip.com International, Ltd., ADR (a)	$4,866,414

Internet & Catalog Retail — 12.5%
140,400	Amazon.com, Inc. †,(a)	10,295,532
68,000	B2W Compania Global Do Varejo	2,489,502
1,393,200	drugstore.com, inc. †,(a)	2,647,080
311,245	Expedia, Inc. †,(a)	5,720,683
449,000	IAC/InterActiveCorp †,(a)	8,656,720
122,882	Netflix, Inc. †,(a)	3,203,534
473,700	PetMed Express, Inc. †,(a)	5,802,825
67,366	priceline.com Incorporated †,(a)	7,778,078
65,000	Shutterfly, Inc. †,(a)	793,650

		47,387,604

Media — 1.4%
51,000	Focus Media Holding Limited, ADR †,(a)	1,413,720
261,000	Time Warner Inc. (a)	3,862,800

		5,276,520

Total Consumer Discretionary		57,530,538

Financials — 0.9%
Insurance — 0.9%
195,000	eHealth, Inc. †,(a)	3,443,700

Industrials — 2.4%
Commercial Services & Supplies — 2.4%
124,300	51job, Inc., ADR †,(a)	2,277,176
340,986	Intermap Technologies Corp. †	1,972,950
244,750	Monster Worldwide, Inc. †,(a)	5,044,298

Total Industrials		9,294,424

Information Technology — 78.0%
Communications Equipment — 10.9%
110,000	Ciena Corporation †,(a)	2,548,700
688,300	Cisco Systems, Inc. †,(a)	16,009,858
413,500	Juniper Networks, Inc. †,(a)	9,171,430
170,000	QUALCOMM Incorporated	7,542,900
52,500	Research In Motion Limited †	6,137,250

		41,410,138

See Notes to Financial Statements.

1

Munder Internet Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals — 4.6%
86,550	Apple Inc. †	$14,491,932
199,300	EMC Corporation †,(a)	2,927,717

		17,419,649

Internet Software & Services — 43.8%
381,500	Akamai Technologies, Inc. †,(a)	13,272,385
30,300	Alibaba.com Limited †	42,746
40,800	Baidu.com, Inc., ADR †,(a)	12,768,768
380,700	Bidz.com, Inc. †,(a)	3,315,897
292,381	Digital River, Inc. †,(a)	11,280,059
499,101	eBay Inc. †,(a)	13,640,430
91,800	Gmarket Inc., ADR †	1,881,900
29,668	Google Inc., Class A †	15,617,829
210,000	Greenfield Online, Inc. †,(a)	3,133,200
434,000	GSI Commerce, Inc. †,(a)	5,915,420
87,700	LoopNet, Inc. †,(a)	991,010
5,786	Mainstream Data Services, Inc. †,(c),(d),(e)	0
45,400	Mercadolibre, Inc. †,(a)	1,565,846
3,571,678	Move, Inc. †,(a)	8,322,010
2,179,505	Napster, Inc. †,(a)	3,094,897
184,100	NetEase.com, Inc., ADR †,(a)	4,011,539
14,000	NHN Corporation †	2,442,522
307,000	Omniture, Inc. †,(a)	5,700,990
329,500	RealNetworks, Inc. †,(a)	2,174,700
224,200	Rediff.com India Limited, ADR †,(a)	1,742,034
199,900	SINA Corporation †,(a)	8,505,745
68,350	Sohu.com Inc. †,(a)	4,814,574
297,200	Spark Networks, Inc. †	1,236,352
360,800	TechTarget, Inc. †,(a)	3,810,048
308,800	Tencent Holdings Ltd.	2,388,103
192,200	The Knot, Inc. †,(a)	1,879,716
452,740	TheStreet.com, Inc. (a)	2,947,337
168,400	ValueClick, Inc. †,(a)	2,551,260
260,000	VeriSign, Inc. †,(a)	9,828,000
74,000	VistaPrint Limited †,(a)	1,980,240
140,450	WebMD Health Corp., Class A †,(a)	3,918,555
559,280	Yahoo! Inc. †,(a)	11,554,725

		166,328,837

See Notes to Financial Statements.

2

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 3.1%
156,000	Broadcom Corporation, Class A †,(a)	$4,257,240
100,000	Intel Corporation	2,148,000
229,500	Silicon Motion Technology Corporation, ADR †,(a)	3,316,275
190,000	STMicroelectronics N.V. (a)	1,962,700

		11,684,215

Software — 15.6%
300,800	Check Point Software Technologies Ltd. †,(a)	7,119,936
176,500	McAfee, Inc. †,(a)	6,006,295
549,000	Microsoft Corporation (a)	15,102,990
195,500	Oracle Corporation †	4,105,500
137,200	Red Hat, Inc. †,(a)	2,838,668
91,500	salesforce.com, inc. †,(a)	6,243,045
102,300	Shanda Interactive Entertainment Limited, ADR †	2,777,445
2,301,450	SourceForge, Inc. †,(a)	3,682,320
358,000	Symantec Corporation †,(a)	6,927,300
115,000	Synopsys, Inc. †,(a)	2,749,650
83,400	The9 Limited, ADR †,(a)	1,883,172

		59,436,321

Total Information Technology		296,279,160

TOTAL COMMON STOCKS
(Cost $438,749,030)		366,547,822

PREFERRED STOCKS — 0.6%
Information Technology — 0.6%
Computers & Peripherals — 0.0% #
444,444	Alacritech, Inc., Series C †,(c),(d),(e)	123,689

Internet Software & Services — 0.6%
391,000	Universo Online SA †	2,073,171

TOTAL PREFERRED STOCKS
(Cost $3,118,397)		2,196,860

See Notes to Financial Statements.

3

Munder Internet Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

INVESTMENT COMPANY SECURITY — 3.1%
(Cost $11,755,606)
11,755,606	Institutional Money Market Fund (b)	$11,755,606

COLLATERAL FOR SECURITIES ON LOAN — 22.5%
(Cost $85,537,523)
85,537,523	State Street Navigator Securities Trust – Prime Portfolio (f)	85,537,523

TOTAL INVESTMENTS
(Cost $539,160,556)	122.7%	466,037,811
OTHER ASSETS AND LIABILITIES (Net)	(22.7)	(86,264,028)

NET ASSETS	100.0%	$379,773,783

†	Non-income producing security.

#	Amount represents less than 0.05% of net assets.

(a)	Security, or a portion thereof, is on loan.

(b)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(c)	Fair valued security as of June 30, 2008 (see Notes to Financial Statements, Note 2). At June 30, 2008, these securities represent $123,689, less than 0.05% of net assets.

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2008, securities subject to restrictions on resale that have not been deemed to be liquid represent $123,689, less than 0.05% of net assets.

Security	Acquisition Date	Cost

Alacritech, Inc., Series C	12/13/01	$999,999
Mainstream Data Services, Inc.	08/29/00	213,440

(f)	At June 30, 2008, the market value of the securities on loan is $84,103,328.

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

4

At June 30, 2008, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	75.9%	$288,187,265
China	12.0	45,749,402
Canada	2.1	8,110,200
Israel	1.9	7,119,936
South Korea	1.1	4,324,422
Taiwan	0.9	3,316,275
Brazil	0.7	2,489,502
Bermuda	0.5	1,980,240
Switzerland	0.5	1,962,700
India	0.5	1,742,034
Argentina	0.4	1,565,846

TOTAL COMMON STOCKS	96.5	366,547,822
PREFERRED STOCKS	0.6	2,196,860
INVESTMENT COMPANY SECURITY	3.1	11,755,606
COLLATERAL FOR SECURITIES ON LOAN	22.5	85,537,523

TOTAL INVESTMENTS	122.7	466,037,811
OTHER ASSETS AND LIABILITIES (Net)	(22.7)	(86,264,028)

NET ASSETS	100.0%	$379,773,783

See Notes to Financial Statements.

5

Munder Internet Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $527,404,950)	$454,282,205
Securities of affiliated company (cost — $11,755,606)	11,755,606

Total Investments	466,037,811
Dividends receivable	37,025
Receivable for investment securities sold	1,319,167
Receivable for Fund shares sold	27,840
Prepaid expenses and other assets	74,496

Total Assets	467,496,339

LIABILITIES:
Custodian overdraft payable	233,462
Payable for Fund shares redeemed	937,360
Payable upon return of securities loaned	85,537,523
Transfer agency/record keeping fees payable	548,780
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	139,021
Trustees’ fees and expenses payable	128,470
Administration fees payable	43,048
Investment advisory fees payable	10,511
Custody fees payable	5,720
Shareholder servicing fees payable — Class K Shares	4
Accrued expenses and other payables	138,657

Total Liabilities	87,722,556

NET ASSETS	$379,773,783

Investments, at cost	$539,160,556

*	Including $84,103,328 of securities loaned.

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(55,651)
Accumulated net realized loss on investments sold	(3,477,103,664)
Net unrealized depreciation on securities	(73,122,046)
Paid-in capital	3,930,055,144

$379,773,783

NET ASSETS:
Class A Shares	$283,744,637

Class B Shares	$25,728,408

Class C Shares	$58,171,619

Class K Shares	$2,607

Class R Shares	$43,161

Class Y Shares	$12,083,351

SHARES OUTSTANDING:
Class A Shares	13,837,255

Class B Shares	1,352,455

Class C Shares	3,056,371

Class K Shares	127

Class R Shares	2,127

Class Y Shares	573,390

CLASS A SHARES:
Net asset value and redemption price per share	$20.51

Maximum sales charge	5.50%
Maximum offering price per share	$21.70

CLASS B SHARES:
Net asset value and offering price per share*	$19.02

CLASS C SHARES:
Net asset value and offering price per share*	$19.03

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$20.51

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$20.29

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$21.07

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Internet Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$762,261
Dividends on securities of affiliated company	291,847
Securities lending, net of borrower rebates	1,107,164

Total Investment Income	2,161,272

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	864,105
Class B Shares	314,284
Class C Shares	721,297
Class R Shares	257
Shareholder servicing fees:
Class K Shares	11
Investment advisory fees	4,617,186
Transfer agency/record keeping fees	2,626,656
Administration fees	573,175
Printing and mailing fees	305,582
Custody fees	136,955
Registration and filing fees	81,376
Legal and audit fees	56,700
Trustees’ fees and expenses	20,216
Other	28,831

Total Expenses	10,346,631

NET INVESTMENT LOSS	(8,185,359)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions	40,408,803
Foreign currency-related transactions	3,689
Net change in unrealized appreciation/(depreciation) of:
Securities	(89,994,169)
Foreign currency-related transactions	256

Net realized and unrealized loss on investments	(49,581,421)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(57,766,780)

(a)	Net of foreign withholding taxes of $2,565.

See Notes to Financial Statements.

8

Munder Internet Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment loss	$(8,185,359)	$(10,706,081)
Net realized gain from security and foreign currency-related transactions	40,412,492	52,824,743
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(89,993,913)	57,371,768

Net increase/(decrease) in net assets resulting from operations	(57,766,780)	99,490,430
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(66,267,661)	(128,981,997)
Class B Shares	(5,815,981)	(17,847,347)
Class C Shares	(15,179,694)	(32,155,946)
Class K Shares	(1,595)	(16,118)
Class R Shares	(2,345)	29,500
Class Y Shares	6,845,107	(463,741)
Short-term trading fees	5,655	14,490

Net decrease in net assets	(138,183,294)	(79,930,729)
NET ASSETS:
Beginning of year	517,957,077	597,887,806

End of year	$379,773,783	$517,957,077

Accumulated net investment loss	$(55,651)	$(59,873)

See Notes to Financial Statements.

9

Munder Internet Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$10,134,174	$18,756,172
Proceeds received in merger	17,002,897	—
Redeemed	(93,404,732)	(147,738,169)

Net decrease	$(66,267,661)	$(128,981,997)

Class B Shares:
Sold	$1,304,945	$1,679,790
Redeemed*	(7,120,926)	(19,527,137)

Net decrease	$(5,815,981)	$(17,847,347)

Class C Shares:
Sold	$1,278,251	$1,457,792
Redeemed	(16,457,945)	(33,613,738)

Net decrease	$(15,179,694)	$(32,155,946)

Class K Shares:
Sold	$—	$—
Redeemed	(1,595)	(16,118)

Net decrease	$(1,595)	$(16,118)

Class R Shares:
Sold	$21,506	$74,971
Redeemed	(23,851)	(45,471)

Net increase/(decrease)	$(2,345)	$29,500

Class Y Shares:
Sold	$9,386,668	$339,547
Redeemed	(2,541,561)	(803,288)

Net increase/(decrease)	$6,845,107	$(463,741)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	433,534	955,693
Issued in exchange for proceeds received in merger	708,786	—
Redeemed	(4,086,191)	(7,269,736)

Net decrease	(2,943,871)	(6,314,043)

Class B Shares:
Sold	61,502	88,509
Redeemed*	(335,951)	(1,056,881)

Net decrease	(274,449)	(968,372)

Class C Shares:
Sold	59,909	76,268
Redeemed	(773,211)	(1,767,095)

Net decrease	(713,302)	(1,690,827)

Class K Shares:
Sold	—	—
Redeemed	(75)	(691)

Net decrease	(75)	(691)

Class R Shares:
Sold	1,071	3,676
Redeemed	(1,058)	(2,196)

Net increase	13	1,480

Class Y Shares:
Sold	400,484	16,143
Redeemed	(112,136)	(37,878)

Net increase/(decrease)	288,348	(21,735)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

11

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$23.41	$19.29	$17.70		$18.53	$14.58

Income/(loss) from investment operations:
Net investment loss	(0.37)	(0.37)	(0.24)		(0.31)	(0.40)
Net realized and unrealized gain/(loss) on investments	(2.53)	4.49	1.75		(0.52)	4.35

Total from investment operations	(2.90)	4.12	1.51		(0.83)	3.95

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.08		—	—

Net asset value, end of period	$20.51	$23.41	$19.29		$17.70	$18.53

Total return(d)	(12.43)%	21.41%	9.11	%(e)	(4.59)%	27.09%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$283,745	$392,918	$445,453		$358,457	$362,780
Ratio of operating expenses to average net assets	2.08%	2.33%	2.18%		2.29%	2.47%
Ratio of net investment loss to average net assets	(1.61)%	(1.83)%	(1.19)%		(1.75)%	(2.36)%
Portfolio turnover rate	96%	62%	82%		72%	43%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.08%	2.33%	2.18%		2.31%	2.55%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on August 19, 1996 and June 1, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.65% for Class A Shares and 7.87% for Class B Shares.

See Notes to Financial Statements.

12

B Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$21.88	$18.16	$16.79		$17.71	$14.04

(0.50)	(0.49)	(0.37)		(0.42)	(0.50)

(2.36)	4.21	1.66		(0.50)	4.17

(2.86)	3.72	1.29		(0.92)	3.67

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.08		—	—

$19.02	$21.88	$18.16		$16.79	$17.71

(13.07)%	20.47%	8.35	%(e)	(5.31)%	26.14%

$25,728	$35,603	$47,126		$196,038	$414,394

2.83%	3.08%	2.95%		3.04%	3.22%

(2.36)%	(2.59)%	(2.04)%		(2.47)%	(3.11)%
96%	62%	82%		72%	43%

2.83%	3.08%	2.95%		3.06%	3.30%

See Notes to Financial Statements.

13

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$21.90	$18.17	$16.80		$17.72	$14.05

Income/(loss) from investment operations:
Net investment loss	(0.50)	(0.49)	(0.37)		(0.42)	(0.50)
Net realized and unrealized gain/(loss) on investments	(2.37)	4.22	1.66		(0.50)	4.17

Total from investment operations	(2.87)	3.73	1.29		(0.92)	3.67

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.08		—	—

Net asset value, end of period	$19.03	$21.90	$18.17		$16.80	$17.72

Total return(d)	(13.06)%	20.46%	8.34	%(e)	(5.30)%	26.12%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$58,172	$82,541	$99,230		$124,925	$193,615
Ratio of operating expenses to average net assets	2.83%	3.08%	2.94%		3.04%	3.22%
Ratio of net investment loss to average net assets	(2.37)%	(2.59)%	(1.99)%		(2.49)%	(3.11)%
Portfolio turnover rate	96%	62%	82%		72%	43%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.83%	3.08%	2.94%		3.06%	3.30%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on November 3, 1998 and April 30, 2002, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 7.87% for Class C Shares and 8.71% for Class K Shares.

See Notes to Financial Statements.

14

K Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$23.40	$19.30	$17.71		$18.54	$14.59

(0.35)	(0.36)	(0.24)		(0.31)	(0.40)

(2.54)	4.46	1.75		(0.52)	4.35

(2.89)	4.10	1.51		(0.83)	3.95

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.08		—	—

$20.51	$23.40	$19.30		$17.71	$18.54

(12.35)%	21.64%	9.16	%(e)	(4.59)%	27.00%

$3	$5	$17		$68	$227

2.02%	2.31%	2.20%		2.29%	2.47%

(1.53)%	(1.80)%	(1.24)%		(1.71)%	(2.36)%
96%	62%	82%		72%	43%

2.02%	2.31%	2.20%		2.31%	2.55%

See Notes to Financial Statements.

15

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year		Period
	Ended	Ended	Ended		Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$23.23	$19.20	$17.66		$15.78

Income/(loss) from investment operations:
Net investment loss	(0.42)	(0.43)	(0.29)		(0.32)
Net realized and unrealized gain/(loss) on investments	(2.52)	4.46	1.75		2.20

Total from investment operations	(2.94)	4.03	1.46		1.88

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	—	—	0.08		—

Net asset value, end of period	$20.29	$23.23	$19.20		$17.66

Total return(d)	(12.65)%	21.04%	8.84	%(e)	11.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$43	$49	$12		$11
Ratio of operating expenses to average net assets	2.33%	2.55%	2.42%		2.54	%(f)
Ratio of net investment loss to average net assets	(1.86)%	(2.07)%	(1.46)%		(1.92	)%(f)
Portfolio turnover rate	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.33%	2.55%	2.42%		2.56	%(f)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and June 1, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 8.39% for Class R Shares and 8.99% for Class Y Shares.

(f)	Annualized.

See Notes to Financial Statements.

16

Y Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$24.00	$19.72	$18.05		$18.85	$14.79

(0.31)	(0.33)	(0.20)		(0.27)	(0.36)
(2.62)	4.61	1.79		(0.53)	4.42

(2.93)	4.28	1.59		(0.80)	4.06

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.08		—	—

$21.07	$24.00	$19.72		$18.05	$18.85

(12.17)%	21.64%	9.43	%(e)	(4.35)%	27.36%

$12,083	$6,841	$6,050		$5,574	$6,328
1.81%	2.07%	1.93%		2.04%	2.22%
(1.34)%	(1.56)%	(0.99)%		(1.47)%	(2.11)%
96%	62%	82%		72%	43%

1.81%	2.07%	1.93%		2.06%	2.30%

See Notes to Financial Statements.

17

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18

Munder Internet Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Internet Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

On December 14, 2007, the Fund acquired all of the assets and assumed all of the liabilities of The Munder @Vantage Fund (“@Vantage”) in a tax-free exchange of shares and the subsequent liquidation of @Vantage. The Agreement and Plan of Reorganization, Liquidation, Deregistration, Termination and Dissolution was approved by the shareholders of @Vantage at a Special Meeting of the Shareholders held on December 6, 2007.

Number of Shares outstanding of @Vantage prior to merger	1,802,966
Number of Shares issued of the Fund for Shares of @Vantage:
Class A	708,786

Unrealized depreciation immediately prior to acquisition of all assets and assumption of all liabilities of @Vantage was $667,048.

19

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

There were no undistributed income or gain amounts unpaid prior to the merger of @Vantage.

	Prior to Merger	After Merger

Net assets of @Vantage	$17,002,897	$—
Net assets of the Fund
Class A	363,287,898	380,290,795
Class B	33,347,594	33,347,594
Class C	76,667,159	76,667,159
Class K	4,842	4,842
Class R	50,298	50,298
Class Y	14,404,082	14,404,082

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities

20

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

21

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets.

22

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133,

23

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily based on the average daily net assets of the Fund at an annual rate of 1.00% on the first $1 billion and 0.85% on assets exceeding $1 billion. During the year ended June 30, 2008, the Fund paid an annual effective rate of 1.00% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $573,175 before payment of sub-administration fees and $382,695 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1242% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned

24

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $12,432 in advisory fees before waivers and expense reimbursements ($704 after waivers and expense reimbursements) and $5,100 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of @Vantage, which was reorganized on December 14, 2007 with and into the Fund, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for

25

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $439,417,328 and $523,651,570, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $25,016,409, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $98,599,082 and net depreciation for Federal income tax purposes was $73,582,673. At June 30, 2008, aggregate cost for Federal income tax purposes was $539,620,484.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund and any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities. At, or during the year ended June 30, 2008, the Fund held the following securities of affiliated companies:

Affiliated	Value at	Purchased		Sold		Value at	Dividend	Realized
Company	6/30/07	Cost	Shares	Proceeds	Shares	6/30/08	Income	Gain/Loss

Institutional Money Market Fund	$7,464,581	$169,815,527	169,815,527	$165,524,502	165,524,502	$11,755,606	$291,847	$—
Napster, Inc.*	—	5,813,842	2,179,505	—	—	3,094,897	—	—

* Not affiliated at June 30, 2008.

26

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

7.	Investment Concentration

The Fund primarily invests in equity securities of companies positioned to benefit from the growth of the Internet. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. As of June 30, 2008, more than 25% of the Fund’s net assets were invested in issuers in the Internet software & services industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $3,235.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed

27

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses, net operating losses, partnership basis adjustments, adjustments related to the merger with the Munder @Vantage Fund and capital loss carryforwards permanently lost due to limitations were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-In Capital

$8,189,581	$(2,667,360)	$(5,522,221)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Post
October	Capital Loss	Unrealized
Loss	Carryover	Depreciation	Total

$(17,708,186)	$(3,449,681,165)	$(73,581,974)	$(3,540,971,325)

The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $3,449,681,165 of unused capital losses of which $3,396,884, $2,134,631,669, $864,896,630, $245,904,886, $158,927,662 and $41,923,434 expire in 2009, 2010, 2011, 2012, 2013 and 2014, respectively. In addition, $3,396,884 of the losses expiring in 2009, $13,113,542 and $2,539,920 of the losses expiring in 2010 and 2011 and $2,705,379 of the losses expiring in 2011 may be further limited as these amounts were acquired in the reorganizations with the Munder International NetNet Fund that occurred on May 3, 2002, the Amerindo Technology Fund that occurred on October 21, 2005 and the Munder @Vantage Fund that occurred on December 14, 2007, respectively. In addition, the Fund obtained unrealized built in gains of $9,254,384 in the merger with the Amerindo Technology Fund. The Fund may be able to further reduce future realized gains by up to this amount.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $54,579,640.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year.

28

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $17,708,186.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2008, the Fund designated approximately $764,826 pursuant to the Internal Revenue Code as qualified divided income eligible for reduced tax rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (”Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of

29

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information

30

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark indexes and the

31

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total return, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the Inter@ctive Week Internet Index for the one- and three-year periods, but trailed the performance of the Inter@ctive Week Internet Index for the five-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the performance of the Inter@ctive Week Internet Index for the one-year period, (3) the Fund’s average annual total returns for Class Y Shares, on a gross basis, trailed the performance of the Morgan Stanley Internet Index for the one-, three- and five-year periods, (4) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one- and five-year periods, but trailed the median performance of the Fund’s Lipper peer group for the three-year period, and (5) the Fund had favorable Lipper rankings and Morningstar ratings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

32

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the

33

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

16. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

34

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

35

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

36

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/ Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

37

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

38

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

39

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

40

Munder Internet Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Internet Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Internet Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”), as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Internet Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

42

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNNET608

ANNUAL REPORT
June 30, 2008

Munder Large-Cap
Growth Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
ix	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities. A substantial portion of the Fund’s assets are invested in information technology securities, which tend to be relatively volatile. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Gura and Thomas Kenny

Growth stocks significantly outperformed value stocks during the one year ended June 30, 2008. Nonetheless, the Fund and its growth-oriented Russell 1000® Growth Index benchmark posted negative returns, reflecting the difficult environment for all segments of the stock market. For the one-year period, the Fund’s return was -7.98%, compared to the -5.96% return for the Russell 1000® Growth Index, the -5.05% median return for the Lipper universe of large-cap growth funds and the -7.18% median return of the Lipper universe of multi-cap growth funds. (The Fund is included in the Lipper multi-cap growth universe.)

While stock selection had a positive impact on the Fund’s return, this was offset by the negative impact of sector allocations. An underweight in the materials sector, one of the strongest performing sectors in both the Fund and its Russell benchmark, was the primary detractor from the Fund’s relative performance. An overweight in the telecommunication services sector and a slight underweight in the energy sector also had a negative impact on the Fund’s relative performance.

In terms of stock selection, the industrials, consumer discretionary and consumer staples sectors had the largest positive impact on relative performance. Three stocks not represented in the Russell 1000® Growth Index were among the key contributors to relative performance in the industrials sector: Bucyrus International, Inc. (1.2% of the Fund), GrafTech International Ltd. (1.1% of the Fund) and ABB Ltd. (1.2% of the Fund). Overweights in Jacobs Engineering Group Inc. (1.1% of the Fund), First Solar, Inc. (1.0% of the Fund) and Flowserve Corporation (1.3% of the Fund) also helped to boost the relative performance in the sector. The strong performance of these stocks more than offset the relative weakness of Terex Corporation (0.8% of the Fund) and The Manitowoc Company, Inc. (0.9% of the Fund).

Although the consumer discretionary sector was one of the weakest sectors in both the Fund and its benchmark in absolute terms, holdings in the sector made a strong contribution to relative performance. Focus Media Holding Limited had the greatest positive impact on relative performance in the sector. The stock was sold in November on valuation concerns prior to its significant decline in price. Overweights in priceline.com Incorporated (sold in November 2007 due to valuation concerns), McDonald’s Corporation (1.7% of the Fund), Snap-on, Incorporated (0.8% of the Fund) and Burger King Holdings, Inc. (1.3% of the Fund) all made positive contributions to relative performance. In addition, the absence of positions in The Home Depot, Inc. and Lowe’s Companies, Inc. also helped to boost relative returns. These positive factors offset the negative contribution of Crocs, Inc., which was the largest detractor from relative performance in the sector. The position in Crocs was eliminated in April.

Central European Distribution Corporation (1.6% of the Fund) was the largest contributor to relative performance in the consumer staples sector. The company is an importer and distributor of alcoholic and non-alcoholic beverages. Other positive contributors to relative performance included CVS Caremark Corporation (1.8% of the Fund), PepsiCo, Inc. (1.3% of the Fund) and Herbalife Ltd., which was eliminated from

iii

the Fund in April due to concerns about management transition. The relative strength of these stocks more than offset the negative impact of an underweighting in Wal-Mart Stores, Inc. (1.5% of the Fund) and the lack of a position in Altria Group, Inc.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies (the 1,000 largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth rates. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of multi-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. The Lipper large-cap growth funds universe data is being provided as supplemental information and the Fund is not a part of that universe. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class B Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Growth Fund

CLASS B SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
				Russell	Lipper	Lipper
				1000®	Multi-Cap	Large-Cap
Class and	With		Without	Growth	Growth Funds	Growth Funds
Inception Date	Load		Load	Index*	Median**	Median**

CLASS A 8/4/93	$10,092	#	$10,681	$10,999	$14,600	$11,840

CLASS B 4/29/93	N/A		$10,036	$10,999	$14,600	$11,840

CLASS C 9/20/93	N/A		$9,949	$10,999	$14,600	$11,840

CLASS K 6/23/95	N/A		$10,715	$10,999	$14,600	$11,840

CLASS R 11/1/06	N/A		$10,297	$10,405	$10,413	$10,490

CLASS Y 8/16/93	N/A		$10,984	$10,999	$14,600	$11,840

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies (the 1,000 largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth rates. Index comparative returns are as of 7/1/98 for Class B, A, C, K and Y Shares of the Fund and as of 11/1/06 for Class R Shares of the Fund.

**	The Lipper Multi-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. The Lipper Large-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper comparative returns are as of 7/1/98 for Class Class B, A, C, K and Y Shares of the Fund and as of 11/1/06 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
	Year		w/out	Years		w/out	Years		w/out	inception		w/out
	w/load		load	w/load		load	w/load		load	w/load		load

CLASS A 8/4/93	(13.24)%	#	(8.20)%	6.82%	#	8.03%	0.09%	#	0.66%	6.16%	#	6.56%

CLASS B 4/29/93	(13.08)%	†	(8.88)%	6.91%	†	7.22%	N/A		0.04%	N/A		6.14%

CLASS C 9/20/93	(9.71)%	†	(8.87)%	N/A		7.24%	N/A		(0.05)%	N/A		5.84%

CLASS K 6/23/95	N/A		(8.23)%	N/A		8.03%	N/A		0.69%	N/A		6.05%

CLASS R 11/1/06	N/A		(8.39)%	N/A		N/A	N/A		N/A	N/A		1.77%

CLASS Y 8/16/93	N/A		(7.98)%	N/A		8.31%	N/A		0.94%	N/A		6.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class B, A, C, K, R and Y Shares during the fiscal year ended 6/30/07 were 2.20%, 1.45%, 2.20%, 1.45%, 1.70% and 1.20%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class A, B, C and Y Shares during the 1993-2001 calendar years and the Fund’s Class K Shares during the 1995-2001 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

ix

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$862.40	$6.71	1.45
Class B	$1,000.00	$858.80	$10.17	2.20
Class C	$1,000.00	$859.40	$10.17	2.20
Class K	$1,000.00	$862.30	$6.71	1.45
Class R	$1,000.00	$861.40	$8.05	1.74
Class Y	$1,000.00	$863.10	$5.56	1.20

Hypothetical
Class A	$1,000.00	$1,017.65	$7.27	1.45
Class B	$1,000.00	$1,013.92	$11.02	2.20
Class C	$1,000.00	$1,013.92	$11.02	2.20
Class K	$1,000.00	$1,017.65	$7.27	1.45
Class R	$1,000.00	$1,016.21	$8.72	1.74
Class Y	$1,000.00	$1,018.90	$6.02	1.20

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

x

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 98.1%
Consumer Discretionary — 9.2%
Diversified Consumer Services — 1.0%
5,100	Strayer Education, Inc. (a)	$1,066,257

Hotels, Restaurants & Leisure — 2.9%
52,575	Burger King Holdings, Inc.	1,408,484
33,150	McDonald’s Corporation	1,863,693

		3,272,177

Household Durables — 2.0%
23,850	Desarrolladora Homex S.A.B. de C.V., ADR †,(a)	1,397,133
16,400	Snap-on Incorporated	852,964

		2,250,097

Media — 1.0%
54,325	Shaw Communications, Inc., Class B	1,106,057

Specialty Retail — 2.3%
28,000	Buckle, Inc. (The)	1,280,440
34,450	Guess?, Inc. (a)	1,290,153

		2,570,593

Total Consumer Discretionary		10,265,181

Consumer Staples — 13.2%
Beverages — 6.2%
24,450	Central European Distribution Corporation †,(a)	1,812,967
41,750	Coca-Cola Company (The)	2,170,165
26,250	Molson Coors Brewing Company, Class B (a)	1,426,163
23,475	PepsiCo, Inc.	1,492,775

		6,902,070

Food & Staples Retailing — 5.3%
16,850	Costco Wholesale Corporation (a)	1,181,859
49,225	CVS Caremark Corporation	1,947,833
34,500	Kroger Co. (The)	996,015
30,425	Wal-Mart Stores, Inc.	1,709,885

		5,835,592

Food Products — 0.6%
6,800	Wimm-Bill-Dann Foods, OJSC, ADR †	715,496

Household Products — 1.1%
20,259	Procter & Gamble Company (The)	1,231,950

Total Consumer Staples		14,685,108

See Notes to Financial Statements.

1

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy — 13.7%
Energy Equipment & Services — 9.2%
13,725	Core Laboratories N.V. †,(a)	$1,953,754
21,075	National Oilwell Varco, Inc. †	1,869,774
24,075	Oceaneering International, Inc. †	1,854,979
14,000	Schlumberger Limited	1,504,020
17,975	Smith International, Inc. (a)	1,494,441
9,950	Transocean Inc. †	1,516,280

		10,193,248

Oil, Gas & Consumable Fuels — 4.5%
13,075	Chevron Corporation	1,296,125
15,225	Exxon Mobil Corporation	1,341,779
28,200	Nexen Inc.	1,126,201
13,900	Occidental Petroleum Corporation	1,262,055

		5,026,160

Total Energy		15,219,408

Financials — 4.8%
Capital Markets — 1.9%
30,350	Bank of New York Mellon Corporation (The)	1,148,140
49,600	TD AMERITRADE Holding Corporation †,(a)	897,264

		2,045,404

Commercial Banks — 0.8%
11,000	Credicorp Ltd.	903,320

Diversified Financial Services — 0.6%
5,775	IntercontinentalExchange, Inc. †	658,350

Insurance — 1.5%
18,275	Aflac Incorporated	1,147,670
15,300	Manulife Financial Corporation	531,063

		1,678,733

Total Financials		5,285,807

Health Care — 13.9%
Biotechnology — 2.9%
22,875	Biogen Idec Inc. †	1,278,484
37,825	Gilead Sciences, Inc. †	2,002,834

		3,281,318

See Notes to Financial Statements.

2

Shares		Value

Health Care (Continued)
Health Care Equipment & Supplies — 1.1%
23,500	Medtronic, Inc. (a)	$1,216,125

Health Care Providers & Services — 4.7%
21,750	Aetna, Inc.	881,527
23,800	Express Scripts, Inc. †	1,492,736
29,100	Medco Health Solutions, Inc. †	1,373,520
39,275	Psychiatric Solutions, Inc. †,(a)	1,486,166

		5,233,949

Life Sciences Tools & Services — 1.3%
25,425	Thermo Fisher Scientific Inc. †	1,416,935

Pharmaceuticals — 3.9%
49,875	Abbott Laboratories	2,641,879
13,173	Johnson & Johnson	847,551
26,100	Perrigo Company (a)	829,197

		4,318,627

Total Health Care		15,466,954

Industrials — 12.0%
Aerospace & Defense — 2.1%
12,025	Boeing Company (The)	790,283
24,900	United Technologies Corporation	1,536,330

		2,326,613

Construction & Engineering — 1.1%
15,675	Jacobs Engineering Group Inc. †	1,264,972

Electrical Equipment — 3.8%
47,175	ABB Ltd., ADR	1,335,996
4,025	First Solar, Inc. †,(a)	1,098,101
46,650	GrafTech International Ltd. †	1,251,619
7,200	SunPower Corporation, Class A †,(a)	518,256

		4,203,972

Machinery — 5.0%
17,850	Bucyrus International, Inc., Class A	1,303,407
12,700	Cummins Inc.	832,104
10,675	Flowserve Corporation (a)	1,459,273

See Notes to Financial Statements.

3

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Industrials (Continued)

Machinery (Continued)
31,700	Manitowoc Company, Inc. (The) (a)	$1,031,201
17,725	Terex Corporation †	910,533

		5,536,518

Total Industrials		13,332,075

Information Technology — 27.2%
Communications Equipment — 5.0%
104,042	Cisco Systems, Inc. †	2,420,017
81,400	Corning Incorporated	1,876,270
28,000	QUALCOMM Incorporated	1,242,360

		5,538,647

Computers & Peripherals — 7.6%
21,875	Apple Inc. †	3,662,750
59,200	Hewlett-Packard Company	2,617,232
18,350	International Business Machines Corporation	2,175,025

		8,455,007

Information Technology Services — 1.1%
48,975	Satyam Computer Services Ltd., ADR (a)	1,200,867

Internet Software & Services — 4.6%
4,300	Baidu.com, Inc., ADR †,(a)	1,345,728
4,650	Google Inc., Class A †	2,447,853
40,075	Open Text Corporation †,(a)	1,286,408

		5,079,989

Semiconductors & Semiconductor Equipment — 3.6%
90,050	Intel Corporation	1,934,274
18,600	MEMC Electronic Materials, Inc. †	1,144,644
32,125	Texas Instruments Incorporated	904,640

		3,983,558

Software — 5.3%
134,625	Microsoft Corporation	3,703,534
104,775	Oracle Corporation †	2,200,275

		5,903,809

Total Information Technology		30,161,877

See Notes to Financial Statements.

4

Shares		Value

Materials — 3.1%
Chemicals — 1.6%
9,200	Monsanto Company	$1,163,248
6,400	Praxair, Inc.	603,136

		1,766,384

Containers & Packaging — 0.5%
8,700	Greif Inc., Class A	557,061

Metals & Mining — 1.0%
30,775	Companhia Vale do Rio Doce, ADR	1,102,360

Total Materials		3,425,805

Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
14,950	Mobile TeleSystems OJSC, ADR	1,145,320

TOTAL COMMON STOCKS
(Cost $97,380,966)		108,987,535

INVESTMENT COMPANY SECURITY — 2.9%
(Cost $3,211,731)
3,211,731	Institutional Money Market Fund (b)	3,211,731

COLLATERAL FOR SECURITIES ON LOAN — 19.6%
(Cost $21,776,610)
21,776,610	State Street Navigator Securities Trust – Prime Portfolio (c)	21,776,610

TOTAL INVESTMENTS
(Cost $122,369,307)	120.6%	133,975,876
OTHER ASSETS AND LIABILITIES (Net)	(20.6)	(22,903,326)

NET ASSETS	100.0%	$111,072,550

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Affiliated company security (see Notes to Financial Statements, Note 3 and Note 6).

(c)	At June 30, 2008, the market value of the securities on loan is $22,745,043.

ABBREVIATIONS:
ADR	— American Depositary Receipt
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

5

Munder Large-Cap Growth Fund

Portfolio of Investments, June 30, 2008 (continued)

At June 30, 2008, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	84.5%	$93,837,834
Canada	3.6	4,049,728
Netherlands	1.8	1,953,754
Russian Federation	1.7	1,860,815
Mexico	1.2	1,397,133
China	1.2	1,345,728
Switzerland	1.2	1,335,996
India	1.1	1,200,867
Brazil	1.0	1,102,360
Bermuda	0.8	903,320

TOTAL COMMON STOCKS	98.1	108,987,535
INVESTMENT COMPANY SECURITY	2.9	3,211,731
COLLATERAL FOR SECURITIES ON LOAN	19.6	21,776,610

TOTAL INVESTMENTS	120.6	133,975,876
OTHER ASSETS AND LIABILITIES (Net)	(20.6)	(22,903,326)

NET ASSETS	100.0%	$111,072,550

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Large-Cap Growth Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $119,157,576)	$130,764,145
Securities of affiliated company (cost — $3,211,731)	3,211,731

Total Investments	133,975,876
Dividends receivable	70,010
Receivable for investment securities sold	2,648,076
Receivable for Fund shares sold	22,142
Prepaid expenses and other assets	34,474

Total Assets	136,750,578

LIABILITIES:
Payable for investment securities purchased	3,339,875
Payable for Fund shares redeemed	402,879
Payable upon return of securities loaned	21,776,610
Trustees’ fees and expenses payable	58,821
Transfer agency/record keeping fees payable	26,505
Administration fees payable	15,002
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	9,960
Shareholder servicing fees payable — Class K Shares	9,192
Investment advisory fees payable	2,285
Custody fees payable	574
Accrued expenses and other payables	36,325

Total Liabilities	25,678,028

NET ASSETS	$111,072,550

Investments, at cost	$122,369,307

*	Including $22,745,043 of securities loaned.

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(41,277)
Accumulated net realized loss on investments sold	(6,033,449)
Net unrealized appreciation of investments	11,606,423
Paid-in capital	105,540,853

$111,072,550

NET ASSETS:
Class A Shares	$22,142,166

Class B Shares	$2,394,357

Class C Shares	$3,613,002

Class K Shares	$42,349,910

Class R Shares	$6,541

Class Y Shares	$40,566,574

SHARES OUTSTANDING:
Class A Shares	1,418,696

Class B Shares	176,535

Class C Shares	263,965

Class K Shares	2,705,893

Class R Shares	421

Class Y Shares	2,484,047

CLASS A SHARES:
Net asset value and redemption price per share	$15.61

Maximum sales charge	5.50%
Maximum offering price per share	$16.52

CLASS B SHARES:
Net asset value and offering price per share*	$13.56

CLASS C SHARES:
Net asset value and offering price per share*	$13.69

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$15.65

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$15.54

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$16.33

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Growth Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$13
Dividends on securities of unaffiliated companies(a)	1,053,791
Dividends on securities of affiliated company	109,824
Securities lending, net of borrower rebates	126,897

Total Investment Income	1,290,525

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	63,214
Class B Shares	27,912
Class C Shares	38,599
Class R Shares	36
Shareholder servicing fees:
Class K Shares	110,772
Investment advisory fees	893,147
Administration fees	185,431
Transfer agency/record keeping fees	110,898
Registration and filing fees	53,271
Legal and audit fees	49,826
Custody fees	41,151
Trustees’ fees and expenses	27,327
Other	59,484

Total Expenses	1,661,068

NET INVESTMENT LOSS	(370,543)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(3,653,090)
Foreign currency-related transactions	95
Net change in unrealized appreciation/(depreciation) of:
Securities	(5,204,628)
Foreign currency-related transactions	(146)

Net realized and unrealized loss on investments	(8,857,769)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,228,312)

(a)	Net of foreign withholding taxes of $8,716.

See Notes to Financial Statements.

10

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment loss	$(370,543)	$(124,127)
Net realized gain/(loss) from security transactions and foreign currency-related transactions	(3,652,995)	26,063,095
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(5,204,774)	(4,413,818)

Net increase/(decrease) in net assets resulting from operations	(9,228,312)	21,525,150
Distributions to shareholders from net realized gains:
Class A Shares	(1,918,192)	—
Class B Shares	(242,290)	—
Class C Shares	(314,624)	—
Class K Shares	(3,383,093)	—
Class R Shares	(535)	—
Class Y Shares	(3,037,638)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(796,100)	(6,859,046)
Class B Shares	102,672	(637,416)
Class C Shares	762,535	(584,253)
Class K Shares	3,134,962	(10,514,917)
Class R Shares	535	6,353
Class Y Shares	4,322,093	(12,573,097)
Short-term trading fees	6,602	1,046

Net decrease in net assets	(10,591,385)	(9,636,180)
NET ASSETS:
Beginning of year	121,663,935	131,300,115

End of year	$111,072,550	$121,663,935

Accumulated net investment loss	$(41,277)	$(39,667)

See Notes to Financial Statements.

11

Munder Large-Cap Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$2,447,281	$1,679,112
Issued as reinvestment of distributions	1,380,715	—
Redeemed	(4,624,096)	(8,538,158)

Net decrease	$(796,100)	$(6,859,046)

Class B Shares:
Sold	$828,598	$501,788
Issued as reinvestment of distributions	157,934	—
Redeemed*	(883,860)	(1,139,204)

Net increase/(decrease)	$102,672	$(637,416)

Class C Shares:
Sold	$1,149,778	$318,672
Issued as reinvestment of distributions	230,374	—
Redeemed	(617,617)	(902,925)

Net increase/(decrease)	$762,535	$(584,253)

Class K Shares:
Sold	$10,680,534	$7,094,755
Issued as reinvestment of distributions	202,356	—
Redeemed	(7,747,928)	(17,609,672)

Net increase/(decrease)	$3,134,962	$(10,514,917)

Class R Shares:
Sold	$—	$6,353
Issued as reinvestment of distributions	535	—

Net increase	$535	$6,353

Class Y Shares:
Sold	$8,742,848	$6,430,231
Issued as reinvestment of distributions	2,238,882	—
Redeemed	(6,659,637)	(19,003,328)

Net increase/(decrease)	$4,322,093	$(12,573,097)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	142,445	102,546
Issued as reinvestment of distributions	74,681	—
Redeemed	(266,704)	(507,675)

Net decrease	(49,578)	(405,129)

Class B Shares:
Sold	52,834	34,177
Issued as reinvestment of distributions	9,767	—
Redeemed*	(58,730)	(78,513)

Net increase/(decrease)	3,871	(44,336)

Class C Shares:
Sold	72,649	21,629
Issued as reinvestment of distributions	14,116	—
Redeemed	(40,857)	(60,877)

Net increase/(decrease)	45,908	(39,248)

Class K Shares:
Sold	630,355	434,164
Issued as reinvestment of distributions	10,917	—
Redeemed	(446,593)	(1,022,730)

Net increase/(decrease)	194,679	(588,566)

Class R Shares:
Sold	—	392
Issued as reinvestment of distributions	29	—

Net increase	29	392

Class Y Shares:
Sold	488,400	375,867
Issued as reinvestment of distributions	116,003	—
Redeemed	(359,450)	(1,101,687)

Net increase/(decrease)	244,953	(725,820)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$18.26	$15.48	$14.82		$13.59	$11.39

Income/(loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.02)		(0.01)	(0.05)
Net realized and unrealized gain/(loss) on investments	(1.24)	2.80	0.60		1.24	2.25

Total from investment operations	(1.30)	2.78	0.58		1.23	2.20

Less distributions:
Distributions from net realized gains	(1.35)	—	—		—	—

Total distributions	(1.35)	—	—		—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—

Voluntary contribution from Advisor	—	—	0.08		—	—

Net asset value, end of period	$15.61	$18.26	$15.48		$14.82	$13.59

Total return(d)	(8.20)%	17.96%	4.45	%(e)	9.05%	19.32%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,142	$26,807	$28,995		$29,248	$30,186
Ratio of operating expenses to average net assets	1.44%	1.45%	1.48%		1.50%	1.48%
Ratio of net investment loss to average net assets	(0.36)%	(0.14)%	(0.12)%		(0.04)%	(0.38)%
Portfolio turnover rate	98%	90%	60%		29%	43%
Ratio of operating expenses to average net assets without expense reimbursements	1.44%	1.45%	1.48%		1.50%	1.48%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.91% for Class A Shares and 3.08% for Class B Shares.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$16.14	$13.79	$13.31		$12.30	$10.38

(0.17)	(0.13)	(0.12)		(0.10)	(0.13)

(1.06)	2.48	0.53		1.11	2.05

(1.23)	2.35	0.41		1.01	1.92

(1.35)	—	—		—	—

(1.35)	—	—		—	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—

—	—	0.07		—	—

$13.56	$16.14	$13.79		$13.31	$12.30

(8.88)%	17.04%	3.61	%(e)	8.21%	18.50%

$2,394	$2,788	$2,992		$5,493	$8,210
2.19%	2.20%	2.23%		2.25%	2.23%
(1.11)%	(0.90)%	(0.88)%		(0.79)%	(1.13)%
98%	90%	60%		29%	43%

2.19%	2.20%	2.23%		2.25%	2.23%

See Notes to Financial Statements.

15

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$16.28	$13.91	$13.42		$12.40	$10.46

Income/(loss) from investment operations:
Net investment loss	(0.17)	(0.13)	(0.12)		(0.10)	(0.13)
Net realized and unrealized gain/(loss) on investments	(1.07)	2.50	0.54		1.12	2.07

Total from investment operations	(1.24)	2.37	0.42		1.02	1.94

Less distributions:
Distributions from net realized gains	(1.35)	—	—		—	—

Total distributions	(1.35)	—	—		—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—

Voluntary contribution from Advisor	—	—	0.07		—	—

Net asset value, end of period	$13.69	$16.28	$13.91		$13.42	$12.40

Total return(d)	(8.87)%	17.12%	3.58	%(e)	8.23%	18.55%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,613	$3,550	$3,578		$4,600	$4,622
Ratio of operating expenses to average net assets	2.19%	2.20%	2.23%		2.25%	2.23%
Ratio of net investment loss to average net assets	(1.11)%	(0.89)%	(0.87)%		(0.79)%	(1.13)%
Portfolio turnover rate	98%	90%	60%		29%	43%
Ratio of operating expenses to average net assets without expense reimbursements	2.19%	2.20%	2.23%		2.25%	2.23%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on September 20, 1993 and June 23, 1995, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 3.06% for Class C Shares and 3.90% for Class K Shares.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$18.31	$15.52	$14.86		$13.63	$11.42

(0.06)	(0.02)	(0.01)		(0.01)	(0.05)

(1.25)	2.81	0.59		1.24	2.26

(1.31)	2.79	0.58		1.23	2.21

(1.35)	—	—		—	—

(1.35)	—	—		—	—

0.00(c )	0.00 (c)	0.00	(c)	0.00 (c)	—

—	—	0.08		—	—

$15.65	$18.31	$15.52		$14.86	$13.63

(8.23)%	17.98%	4.44	%(e)	9.02%	19.35%

$42,350	$45,968	$48,099		$7,467	$10,151

1.44%	1.45%	1.46%		1.50%	1.48%

(0.36)%	(0.14)%	(0.07)%		(0.04)%	(0.38)%
98%	90%	60%		29%	43%

1.44%	1.45%	1.46%		1.50%	1.48%

See Notes to Financial Statements.

17

Munder Large-Cap Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Period
	Ended	Ended
	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$18.22	$16.21

Income/(loss) from investment operations:
Net investment income/(loss)	(0.11)	(0.04)
Net realized and unrealized gain/(loss) on investments	(1.22)	2.05

Total from investment operations	(1.33)	2.01

Less distributions:
Distributions from net realized gains	(1.35)	—

Total distributions	(1.35)	—

Short-term trading fees	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—

Net asset value, end of period	$15.54	$18.22

Total return(d)	(8.39)%	12.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7	$7
Ratio of operating expenses to average net assets	1.71%	1.70	%(f)
Ratio of net investment income/(loss) to average net assets	(0.62)%	(0.35	)%(f)
Portfolio turnover rate	98%	90%
Ratio of operating expenses to average net assets without expense reimbursements	1.71%	1.70	%(f)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on November 1, 2006 and August 16, 1993, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 4.11% for Class Y Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$19.00	$16.07	$15.35		$14.04	$11.73

(0.02)	0.02	0.02		0.03	(0.02)
(1.30)	2.91	0.62		1.28	2.33

(1.32)	2.93	0.64		1.31	2.31

(1.35)	—	(0.00	)(c)	—	—

(1.35)	—	(0.00	)(c)	—	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—

—	—	0.08		—	—

$16.33	$19.00	$16.07		$15.35	$14.04

(7.98)%	18.31%	4.63	%(e)	9.33%	19.69%

$40,567	$42,544	$47,636		$52,871	$56,106
1.19%	1.20%	1.23%		1.25%	1.23%
(0.11)%	0.10%	0.13%		0.21%	(0.13)%
98%	90%	60%		29%	43%
1.19%	1.20%	1.23%		1.25%	1.23%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Large-Cap Growth Fund (the “Fund”), a series of MST. Financial statements of the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or

21

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

22

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

23

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements

24

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

(“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (“the Advisor”) is entitled to receive from the Fund a fee, computed and payable daily based on the average daily net assets of the Fund at an annual rate of 0.75% on assets up to $1 billion; 0.725% on assets from $1 billion to $2 billion; and 0.70% on assets exceeding $2 billion. During the period ended June 30, 2008, the Fund paid an annual effective rate of 0.75% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

25

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $185,431 before payment of sub-administration fees and $120,605 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1557% for administrative services.

The Fund made investments of cash balances primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $5,255 in advisory fees before waivers and expense reimbursements ($298 after all waivers and expense reimbursements) and $2,156 in administration fees.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $7,706 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such

26

Munder Large-Cap Growth Fund
 Notes to Financial Statements, June 30, 2008 (continued)

service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

27

Munder Large-Cap Growth Fund
 Notes to Financial Statements, June 30, 2008 (continued)

No payments are made under the Plan with regard to Class Y Shares.

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $2,590 to Comerica Securities and $110,082 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $114,494,069 and $117,743,313, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $15,721,511, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $4,292,920 and net appreciation for Federal income tax purposes was $11,428,591. At June 30, 2008, aggregate cost for Federal income tax purposes was $122,547,285.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

								Realized
	Value at	Purchased		Sold		Value at	Dividend	Gain/
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	(Loss)

Institutional Money Market Fund	$2,715,631	$69,516,928	69,516,928	$69,020,828	69,020,828	$3,211,731	$109,824	$—

7.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008,

28

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $807.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses, net operating losses and distributions in excess of accumulated earnings were reclassified at year-end. The following reclassifications had no effect on net income, net assets or net asset value per share.

Undistributed Net	Accumulated
Investment Income	Net Realized Gain	Paid-in Capital

$368,933	$292,473	$(661,406)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2008 and June 30, 2007, was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total

June 30, 2008	$292,568	$8,603,804	$8,896,372
June 30, 2007	$—	$—	$—

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Post October	Post
Currency	October	Capital	Unrealized
Deferral	Loss	Loss Carryover	Appreciation	Total

$(135)	$(5,223,043)	$(632,428)	$11,428,445	$5,572,839

29

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $632,428 of unused capital losses which expire in 2010. These losses may be further limited as they were acquired on May 9, 2003 in the reorganization with the Munder Large-Cap Growth Fund, a series of The Munder Funds, Inc.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $316,214.

Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer capital losses and net foreign currency losses arising between November 1, 2007 and June 30, 2008 of $5,223,043 and $135, respectively.

10. Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for the dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $1,062,507 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $8,603,804.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

30

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the

31

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

32

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index, the median return of the Lipper, Inc. (“Lipper”) universe of multi-cap growth funds (the Fund’s “peer group” as categorized by Lipper), and the median return of the Lipper universe of large-cap growth funds; (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the benchmark for the one-, three-, five- and ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the performance of the benchmark for the one-, three- and five-year periods, (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper

33

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

peer group for the one- and three-year periods, but trailed the median performance of the Fund’s Lipper peer group for the five- and ten-year periods, (4) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median return of the Lipper universe of large-cap growth funds for the one-, three- and five-year periods, and (5) the Fund had favorable Lipper rankings and Morningstar ratings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board

34

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

35

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

36

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

37

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

38

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

39

Munder Large-Cap Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Growth Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Large-Cap Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Growth Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCG608

ANNUAL REPORT
June 30, 2008

Munder Large-Cap
Value Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets are invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Joseph Skornicka and John Kreiter

Reflecting the difficult stock market environment, particularly for value stocks, the Fund posted a negative return of -11.12% for the one year ended June 30, 2008. The Fund did show significant relative strength, however, compared to the -18.78% return for the Russell 1000® Value Index and the -16.88% median return for the Lipper universe of large-cap value funds.

Strong stock selection was the primary reason for the Fund’s relative outperformance. Stock selection in nine of ten sectors made a significant positive contribution to the Fund’s relative performance, while energy holdings had a neutral impact.

Although the financials sector was the worst performing sector for both the Fund and its Russell 1000® Value benchmark, the sector made the greatest contribution to the relative performance of the Fund. This was due in part to significant underweights or a lack of a position in some financials stocks with double-digit negative returns that were represented in the Fund’s Russell 1000® Value benchmark. These stocks included Fannie Mae, which was not held in the Fund, as well as Washington Mutual, Inc., Wachovia Corporation and Citigroup Inc., which were sold in July 2007, January 2008 and April 2008, respectively.

Overweighted positions in Assurant, Inc. (1.8% of the Fund), an insurance company, and Annaly Capital Management, Inc. (1.8% of the Fund), a real estate investment trust (REIT), also boosted relative performance in the financials sector. Both of these stocks had positive performance for the year ended June 30, 2008. The various strong relative performers in the sector more than offset some weak performers, including Bank of America Corporation (1.7% of the Fund), CIT Group Inc. and National Financial Partners Corp. CIT Group and National Financial Partners were sold in November 2007 and March 2008, respectively.

In the materials sector, overweighted positions in four of the five stocks held in the Fund contributed to relative strength in that sector. These positive contributors were Praxair, Inc. (1.6% of the Fund), Freeport-McMoRan Copper & Gold Inc. (1.0% of the Fund), BASF Aktiengesellschaft (0.8% of the Fund) and Nucor Corporation (1.1% of the Fund).

Other strong relative performers in the Fund included Amphenol Corporation (0.8% of the Fund) in the information technology sector, CVS Caremark Corporation (2.7% of the Fund) in the consumer staples sector, Westinghouse Air Brake Technologies Corporation (1.5% of the Fund) in the industrials sector, and Teva Pharmaceutical Industries Limited (1.3% of the Fund) in the health care sector. The lack of a position in Sprint Nextel Corp. boosted returns in the telecommunication services sector.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies (the 1,000 largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth rates. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of large-cap value funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
					Lipper
				Russell	Large-Cap
Class and	With		Without	1000® Value	Value Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 7/5/94	N/A		$14,897	$16,148	$14,388

CLASS A 8/8/94	$13,735	#	$14,535	$16,148	$14,388

CLASS B 8/9/94	N/A		$13,681	$16,148	$14,388

CLASS C 12/5/95	N/A		$13,493	$16,148	$14,388

CLASS K 7/5/94	N/A		$14,522	$16,148	$14,388

CLASS R 11/1/06	N/A		$9,857	$9,022	$9,247

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies (the 1,000 largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth rates. Index comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 11/1/06 for Class R Shares of the Fund.

**	The Lipper Large-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 11/1/06 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
	One		One	Five		Five	Ten		Ten	Since		Since
Class and	Year		Year	Years		Years	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS Y 7/5/94	N/A		(11.12)%	N/A		10.16%	N/A		4.07%	N/A		8.90%

CLASS A 8/8/94	(16.21)%	#	(11.31)%	8.64%	#	9.88%	3.22%	#	3.81%	8.17%	#	8.62%

CLASS B 8/9/94	(15.95)%	†	(12.00)%	8.79%	†	9.08%	N/A		3.18%	N/A		8.15%

CLASS C 12/5/95	(12.80)%	†	(12.01)%	N/A		9.06%	N/A		3.04%	N/A		6.51%

CLASS K 7/5/94	N/A		(11.35)%	N/A		9.89%	N/A		3.80%	N/A		8.63%

CLASS R 11/1/06	N/A		(11.54)%	N/A		N/A	N/A		N/A	N/A		(0.86)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/07 were 1.17%, 1.42%, 2.17%, 2.17%, 1.42% and 1.67%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1994-1996 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$901.80	$6.76	1.43%
Class B	$1,000.00	$898.70	$10.29	2.18%
Class C	$1,000.00	$898.60	$10.29	2.18%
Class K	$1,000.00	$901.90	$6.76	1.43%
Class R	$1,000.00	$900.60	$7.99	1.69%
Class Y	$1,000.00	$903.10	$5.58	1.18%

Hypothetical
Class A	$1,000.00	$1,017.75	$7.17	1.43%
Class B	$1,000.00	$1,014.02	$10.92	2.18%
Class C	$1,000.00	$1,014.02	$10.92	2.18%
Class K	$1,000.00	$1,017.75	$7.17	1.43%
Class R	$1,000.00	$1,016.46	$8.47	1.69%
Class Y	$1,000.00	$1,019.00	$5.92	1.18%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 97.3%
Consumer Discretionary — 6.1%
Hotels, Restaurants & Leisure — 1.1%
19,750	McDonald’s Corporation	$1,110,345

Household Durables — 0.6%
9,315	Mohawk Industries, Inc. †,(a)	597,091

Leisure Equipment & Products — 0.7%
21,025	Hasbro, Inc. (a)	751,013

Media — 3.3%
71,668	Comcast Corporation, Class A Special (a)	1,344,492
33,475	Omnicom Group Inc. (a)	1,502,358
38,615	Time Warner Inc.	571,502

		3,418,352

Textiles, Apparel & Luxury Goods — 0.4%
16,740	Coach, Inc. †	483,451

Total Consumer Discretionary		6,360,252

Consumer Staples — 8.8%
Beverages — 1.2%
19,645	PepsiCo, Inc.	1,249,225

Food & Staples Retailing — 3.5%
71,585	CVS Caremark Corporation	2,832,618
14,830	Wal-Mart Stores, Inc.	833,446

		3,666,064

Food Products — 1.7%
16,050	Archer-Daniels-Midland Company	541,688
20,290	General Mills, Inc.	1,233,023

		1,774,711

Household Products — 1.9%
32,885	Procter & Gamble Company (The)	1,999,737

Personal Products — 0.5%
13,065	Herbalife Ltd. (a)	506,269

Total Consumer Staples		9,196,006

Energy — 17.7%
Energy Equipment & Services — 1.4%
16,640	National Oilwell Varco, Inc. †	1,476,301

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 16.3%
21,055	Apache Corporation	$2,926,645
19,945	ConocoPhillips	1,882,608
58,444	Exxon Mobil Corporation	5,150,670
39,200	Marathon Oil Corporation	2,033,304
43,185	Occidental Petroleum Corporation	3,880,604
11,445	Total S.A., ADR	975,915

		16,849,746

Total Energy		18,326,047

Financials — 23.3%
Capital Markets — 3.9%
37,610	Bank of New York Mellon Corporation (The)	1,422,786
21,770	Federated Investors, Inc., Class B (a)	749,323
31,135	Morgan Stanley (a)	1,123,040
11,710	State Street Corporation	749,323

		4,044,472

Commercial Banks — 3.4%
26,160	BB&T Corporation (a)	595,663
25,900	PNC Financial Services Group, Inc. (The)	1,478,890
53,800	U.S. Bancorp (a)	1,500,482

		3,575,035

Diversified Financial Services — 4.7%
75,322	Bank of America Corporation	1,797,936
89,859	JPMorgan Chase & Co.	3,083,063

		4,880,999

Insurance — 9.5%
31,731	ACE Limited	1,748,061
19,890	Arch Capital Group Ltd. †	1,319,105
27,755	Assurant, Inc.	1,830,720
28,985	Axis Capital Holdings Limited	864,043
16,525	Hartford Financial Services Group, Inc. (The)	1,067,019
26,260	MetLife, Inc.	1,385,740
14,980	Prudential Financial, Inc. (a)	894,905
16,930	Travelers Companies, Inc. (The)	734,762

		9,844,355

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Real Estate Investment Trusts (REITs) — 1.8%
118,975	Annaly Capital Management, Inc.	$1,845,302

Total Financials		24,190,163

Health Care — 8.6%
Health Care Equipment & Supplies — 0.6%
9,970	Baxter International, Inc.	637,482

Health Care Providers & Services — 0.8%
14,570	McKesson Corporation	814,609

Life Sciences Tools & Services — 0.8%
14,200	Thermo Fisher Scientific Inc. †	791,366

Pharmaceuticals — 6.4%
27,510	Abbott Laboratories	1,457,205
37,010	Johnson & Johnson	2,381,223
32,685	Pfizer Inc.	571,007
29,835	Teva Pharmaceutical Industries Limited, ADR	1,366,443
18,390	Wyeth	881,984

		6,657,862

Total Health Care		8,901,319

Industrials — 10.8%
Aerospace & Defense — 1.1%
17,778	United Technologies Corporation	1,096,903

Electrical Equipment — 1.3%
20,680	Belden Inc. (a)	700,638
10,720	General Cable Corporation †,(a)	652,312

		1,352,950

Industrial Conglomerates — 2.3%
90,875	General Electric Company	2,425,454

Machinery — 6.1%
16,490	Cummins Inc.	1,080,425
24,280	Danaher Corporation (a)	1,876,844
15,610	Eaton Corporation	1,326,382
11,392	PACCAR Inc. (a)	476,527
32,610	Westinghouse Air Brake Technologies Corporation (a)	1,585,498

		6,345,676

Total Industrials		11,220,983

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology — 5.6%
Communications Equipment — 0.5%
23,480	Cisco Systems, Inc. †	$546,145

Computers & Peripherals — 1.3%
7,965	Hewlett-Packard Company	352,133
8,528	International Business Machines Corporation	1,010,824

		1,362,957

Electronic Equipment & Instruments — 0.8%
18,115	Amphenol Corporation, Class A	813,001

Internet Software & Services — 1.0%
38,230	eBay Inc. †	1,044,826

Semiconductors & Semiconductor Equipment — 0.8%
12,255	MEMC Electronic Materials, Inc. †	754,173

Software — 1.2%
11,780	McAfee, Inc. †,(a)	400,873
41,255	Oracle Corporation †	866,355

		1,267,228

Total Information Technology		5,788,330

Materials — 5.3%
Chemicals — 3.2%
5,670	BASF Aktiengesellschaft, ADR	783,027
15,435	PPG Industries, Inc. (a)	885,506
17,968	Praxair, Inc.	1,693,304

		3,361,837

Metals & Mining — 2.1%
8,480	Freeport-McMoRan Copper & Gold Inc., Class B (a)	993,771
15,155	Nucor Corporation (a)	1,131,624

		2,125,395

Total Materials		5,487,232

Telecommunication Services — 5.5%
Diversified Telecommunication Services — 5.5%
99,035	AT&T Inc.	3,336,489
65,905	Verizon Communications Inc.	2,333,037

Total Telecommunication Services		5,669,526

See Notes to Financial Statements.

4

Shares		Value

Utilities — 5.6%
Electric Utilities — 4.7%
15,260	American Electric Power Company, Inc.	$613,910
22,088	Duke Energy Corporation (a)	383,889
8,475	Edison International	435,446
13,577	Exelon Corporation	1,221,387
13,180	FirstEnergy Corp.	1,085,109
10,068	FPL Group, Inc.	660,260
12,545	Southern Company (The) (a)	438,071

		4,838,072

Gas Utilities — 0.6%
9,191	Equitable Resources, Inc. (a)	634,730

Multi-Industry — 0.3%
8,307	Wisconsin Energy Corporation (a)	375,644

Total Utilities		5,848,446

TOTAL COMMON STOCKS
(Cost $84,985,512)		100,988,304

INVESTMENT COMPANY SECURITY — 3.1%
(Cost $3,183,128)
3,183,128	Institutional Money Market Fund (b)	3,183,128

COLLATERAL FOR SECURITIES ON LOAN — 15.3%
(Cost $15,858,257)
15,858,257	State Street Navigator Securities Lending Trust – Prime Portfolio (c)	15,858,257

TOTAL INVESTMENTS
(Cost $104,026,897)	115.7%	120,029,689
OTHER ASSETS AND LIABILITIES (Net)	(15.7)	(16,291,212)

NET ASSETS	100.0%	$103,738,477

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(c)	At June 30, 2008, the market value of the securities on loan is $16,392,341.

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

At June 30, 2008, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	%
	Net Assets	Value

COMMON STOCKS:
United States	90.1%	$93,425,442
Bermuda	3.8	3,931,208
Israel	1.3	1,366,443
France	0.9	975,915
Germany	0.7	783,027
Cayman Islands	0.5	506,269

TOTAL COMMON STOCKS	97.3	100,988,304
INVESTMENT COMPANY SECURITY	3.1	3,183,128
COLLATERAL FOR SECURITIES ON LOAN	15.3	15,858,257

TOTAL INVESTMENTS	115.7	120,029,689
OTHER ASSETS AND LIABILITIES (Net)	(15.7)	(16,291,212)

NET ASSETS	100.0%	$103,738,477

See Notes to Financial Statements.

6

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7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $100,843,769)	$116,846,561
Securities of affiliated company (cost — $3,183,128)	3,183,128

Total Investments	120,029,689
Dividends receivable	184,782
Receivable for Fund shares sold	169,795
Prepaid expenses and other assets	37,529

Total Assets	120,421,795

LIABILITIES:
Payable for investment securities purchased	491,240
Payable for Fund shares redeemed	196,641
Payable upon return of securities loaned	15,858,257
Trustees’ fees and expenses payable	48,344
Transfer agency/record keeping fees payable	19,266
Administration fees payable	14,089
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	6,804
Shareholder servicing fees payable — Class K Shares	4,855
Investment advisory fees payable	2,117
Accrued expenses and other payables	41,705

Total Liabilities	16,683,318

NET ASSETS	$103,738,477

Investments, at cost	$104,026,897

*	Including $16,392,341 of securities loaned.

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$2,353
Accumulated net realized loss on investments sold	(2,235,791)
Net unrealized appreciation of investments	16,002,792
Paid-in capital	89,969,123

$103,738,477

NET ASSETS:
Class A Shares	$12,161,759

Class B Shares	$2,313,900

Class C Shares	$2,551,457

Class K Shares	$22,464,311

Class R Shares	$6,263

Class Y Shares	$64,240,787

SHARES OUTSTANDING:
Class A Shares	887,785

Class B Shares	173,881

Class C Shares	191,873

Class K Shares	1,638,537

Class R Shares	458

Class Y Shares	4,679,982

CLASS A SHARES:
Net asset value and redemption price per share	$13.70

Maximum sales charge	5.50%
Maximum offering price per share	$14.50

CLASS B SHARES:
Net asset value and offering price per share*	$13.31

CLASS C SHARES:
Net asset value and offering price per share*	$13.30

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$13.71

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$13.69

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$13.73

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$2,746,066
Dividends on securities of affiliated company	75,872
Securities lending, net of borrower rebates	53,951

Total Investment Income	2,875,889

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	37,081
Class B Shares	27,788
Class C Shares	30,661
Class R Shares	34
Shareholder servicing fees:
Class K Shares	68,792
Investment advisory fees	855,804
Administration fees	180,347
Transfer agency/record keeping fees	92,871
Registration and filing fees	53,934
Legal and audit fees	49,951
Trustees’ fees and expenses	28,671
Custody fees	26,790
Other	59,924

Total Expenses	1,512,648

NET INVESTMENT INCOME	1,363,241

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions	1,936,958
Net change in unrealized appreciation/(depreciation) of securities	(16,415,789)

Net realized and unrealized loss on investments	(14,478,831)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,115,590)

(a)	Net of foreign withholding taxes of $19,148.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007(a)

Net investment income	$1,363,241	$1,220,876
Net realized gain from security transactions	1,936,958	11,499,036
Net change in unrealized appreciation/(depreciation) of securities	(16,415,789)	9,416,683

Net increase/(decrease) in net assets resulting from operations	(13,115,590)	22,136,595
Dividends to shareholders from net investment income:
Class A Shares	(156,212)	(135,414)
Class B Shares	(11,703)	(9,874)
Class C Shares	(12,811)	(10,607)
Class K Shares	(294,841)	(318,300)
Class R Shares	(55)	(44)
Class Y Shares	(870,071)	(758,859)
Distributions to shareholders from net realized gains:
Class A Shares	(1,619,351)	(1,208,975)
Class B Shares	(312,223)	(289,947)
Class C Shares	(339,590)	(296,432)
Class K Shares	(3,099,416)	(3,223,333)
Class R Shares	(695)	(164)
Class Y Shares	(6,841,328)	(5,427,095)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(1,485,570)	3,178,613
Class B Shares	(385,954)	(551,238)
Class C Shares	(442,135)	440,825
Class K Shares	(3,647,830)	(6,774,689)
Class R Shares	751	6,560
Class Y Shares	7,791,273	6,704,146
Short-term trading fees	1,377	7,353

Net increase/(decrease) in net assets	(24,841,974)	13,469,121
NET ASSETS:
Beginning of year	128,580,451	115,111,330

End of year	$103,738,477	$128,580,451

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$2,353	$(13,720)

(a)	Class R Shares of the Fund commenced operations on November 1, 2006.

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007(a)

Amount
Class A Shares:
Sold*	$1,568,883	$6,593,039
Issued as reinvestment of dividends and distributions	1,348,301	914,747
Redeemed	(4,402,754)	(4,329,173)

Net increase/(decrease)	$(1,485,570)	$3,178,613

Class B Shares:
Sold	$225,293	$1,065,726
Issued as reinvestment of dividends and distributions	247,778	210,000
Redeemed*	(859,025)	(1,826,964)

Net decrease	$(385,954)	$(551,238)

Class C Shares:
Sold	$276,520	$1,137,362
Issued as reinvestment of dividends and distributions	230,857	186,274
Redeemed	(949,512)	(882,811)

Net increase/(decrease)	$(442,135)	$440,825

Class K Shares:
Sold	$4,167,165	$2,623,533
Issued as reinvestment of dividends and distributions	1,039,277	947,359
Redeemed	(8,854,272)	(10,345,581)

Net decrease	$(3,647,830)	$(6,774,689)

Class R Shares:
Sold	$1	$6,353
Issued as reinvestment of dividends and distributions	750	207

Net increase	$751	$6,560

Class Y Shares:
Sold	$14,336,107	$14,524,320
Issued as reinvestment of dividends and distributions	7,106,981	5,423,457
Redeemed	(13,651,815)	(13,243,631)

Net increase	$7,791,273	$6,704,146

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	Class R Shares of the Fund commenced operations on November 1, 2006.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007(a)

Shares
Class A Shares:
Sold*	100,467	395,494
Issued as reinvestment of dividends and distributions	85,388	57,332
Redeemed	(291,524)	(261,897)

Net increase/(decrease)	(105,669)	190,929

Class B Shares:
Sold	15,222	66,545
Issued as reinvestment of dividends and distributions	16,079	13,516
Redeemed*	(57,080)	(114,475)

Net decrease	(25,779)	(34,414)

Class C Shares:
Sold	18,138	71,268
Issued as reinvestment of dividends and distributions	14,979	11,995
Redeemed	(62,031)	(54,976)

Net increase/(decrease)	(28,914)	28,287

Class K Shares:
Sold	270,148	158,892
Issued as reinvestment of dividends and distributions	65,743	59,381
Redeemed	(576,740)	(621,854)

Net decrease	(240,849)	(403,581)

Class R Shares:
Sold	0 #	397
Issued as reinvestment of dividends and distributions	48	13

Net increase	48	410

Class Y Shares:
Sold	952,148	876,636
Issued as reinvestment of dividends and distributions	450,083	339,229
Redeemed	(869,109)	(801,019)

Net increase	533,122	414,846

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

#	Amount represents less than 0.5 of a share.

(a)	Class R Shares of the Fund commenced operations on November 1, 2006.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$17.28	$15.89	$14.89	$13.21	$10.98

Income/(loss) from investment operations:
Net investment income/(loss)	0.17	0.15	0.11	0.08	0.06
Net realized and unrealized gain/(loss) on investments	(1.93)	2.83	1.37	1.67	2.23

Total from investment operations	(1.76)	2.98	1.48	1.75	2.29

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.11)	(0.07)	(0.06)
Distributions from net realized gains	(1.66)	(1.44)	(0.37)	—	—

Total distributions	(1.82)	(1.59)	(0.48)	(0.07)	(0.06)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$13.70	$17.28	$15.89	$14.89	$13.21

Total return(d)	(11.31)%	19.84%	10.08%	13.27%	20.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,162	$17,170	$12,754	$8,532	$6,259
Ratio of operating expenses to average net assets	1.42%	1.42%	1.43%	1.48%	1.47%
Ratio of net investment income/(loss) to average net assets	1.07%	0.91%	0.72%	0.58%	0.52%
Portfolio turnover rate	41%	47%	48%	47%	31%
Ratio of operating expenses to average net assets without expense reimbursements	1.42%	1.42%	1.43%	1.48%	1.47%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$16.86	$15.56	$14.62	$13.02	$10.84

0.05	0.02	(0.02)	(0.02)	(0.03)

(1.88)	2.77	1.36	1.63	2.21

(1.83)	2.79	1.34	1.61	2.18

(0.06)	(0.05)	(0.03)	(0.01)	—
(1.66)	(1.44)	(0.37)	—	—

(1.72)	(1.49)	(0.40)	(0.01)	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$13.31	$16.86	$15.56	$14.62	$13.02

(12.00)%	18.94%	9.30%	12.37%	20.11%

$2,314	$3,366	$3,641	$8,346	$9,948

2.17%	2.17%	2.18%	2.23%	2.22%

0.33%	0.15%	(0.13)%	(0.18)%	(0.23)%
41%	47%	48%	47%	31%
2.17%	2.17%	2.18%	2.23%	2.22%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$16.85	$15.55	$14.61	$13.01	$10.84

Income/(loss) from investment operations:
Net investment income/(loss)	0.05	0.03	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain/(loss) on investments	(1.88)	2.76	1.35	1.63	2.20

Total from investment operations	(1.83)	2.79	1.34	1.61	2.17

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.03)	(0.01)	—
Distributions from net realized gains	(1.66)	(1.44)	(0.37)	—	—

Total distributions	(1.72)	(1.49)	(0.40)	(0.01)	0.00

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$13.30	$16.85	$15.55	$14.61	$13.01

Total return(d)	(12.01)%	18.95%	9.31%	12.38%	20.02%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,551	$3,719	$2,993	$3,214	$3,257
Ratio of operating expenses to average net assets	2.17%	2.17%	2.18%	2.23%	2.22%
Ratio of net investment income/(loss) to average net assets	0.32%	0.16%	(0.07)%	(0.18)%	(0.23)%
Portfolio turnover rate	41%	47%	48%	47%	31%
Ratio of operating expenses to average net assets without expense reimbursements	2.17%	2.17%	2.18%	2.23%	2.22%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$17.30	$15.90	$14.90	$13.22	$10.98

0.17	0.15	0.10	0.08	0.06

(1.94)	2.84	1.38	1.67	2.24

(1.77)	2.99	1.48	1.75	2.30

(0.16)	(0.15)	(0.11)	(0.07)	(0.06)
(1.66)	(1.44)	(0.37)	—	—

(1.82)	(1.59)	(0.48)	(0.07)	(0.06)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$13.71	$17.30	$15.90	$14.90	$13.22

(11.35)%	19.89%	10.07%	13.26%	20.96%

$22,464	$32,509	$36,309	$30,709	$39,063

1.42%	1.42%	1.43%	1.48%	1.47%

1.07%	0.90%	0.68%	0.59%	0.52%
41%	47%	48%	47%	31%

1.42%	1.42%	1.43%	1.48%	1.47%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Period
	Ended	Ended
	6/30/08(b)	6/30/07(b)

Net asset value, beginning of period	$17.27	$15.99

Income/(loss) from investment operations:
Net investment income	0.12	0.09
Net realized and unrealized gain/(loss) on investments	(1.92)	1.71

Total from investment operations	(1.80)	1.80

Less distributions:
Dividends from net investment income	(0.12)	(0.11)
Distributions from net realized gains	(1.66)	(0.41)

Total distributions	(1.78)	(0.52)

Short-term trading fees	0.00 (c)	0.00	(c)

Net asset value, end of period	$13.69	$17.27

Total return(d)	(11.54)%	11.43%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6	$7
Ratio of operating expenses to average net assets	1.67%	1.67	%(e)
Ratio of net investment income to average net assets	0.81%	0.80	%(e)
Portfolio turnover rate	41%	47%
Ratio of operating expenses to average net assets without expense reimbursements	1.67%	1.67	%(e)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on November 1, 2006 and July 5, 1994, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$17.32	$15.92	$14.91	$13.23	$10.99

0.20	0.19	0.15	0.12	0.09
(1.93)	2.84	1.37	1.67	2.24

(1.73)	3.03	1.52	1.79	2.33

(0.20)	(0.19)	(0.14)	(0.11)	(0.09)
(1.66)	(1.44)	(0.37)	—	—

(1.86)	(1.63)	(0.51)	(0.11)	(0.09)

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$13.73	$17.32	$15.92	$14.91	$13.23

(11.12)%	20.16%	10.34%	13.53%	21.24%

$64,241	$71,809	$59,414	$52,409	$31,977
1.17%	1.17%	1.18%	1.23%	1.22%
1.33%	1.16%	0.94%	0.83%	0.77%
41%	47%	48%	47%	31%
1.17%	1.17%	1.18%	1.23%	1.22%

See Notes to Financial Statements.

19

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20

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. Prior to October 31, 2007, the Fund’s goal was to provide long-term capital appreciation and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

21

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

22

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

23

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.75% on the first $100 million, and 0.70% on assets exceeding $100 million. During the year ended June 30, 2008, the Fund paid an effective rate of 0.7434% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

24

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $180,347 before payment of sub-administration fees and $117,150 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1567% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $3,955 in advisory fees before waivers and expense reimbursements ($224 after waivers and expense reimbursements) and $1,623 in administration fees.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $4,075 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $60 from commissions on sales of Class A Shares of the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to

25

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class K and Class R Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

26

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2008 (continued)

For Class R shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $117 to Comerica Securities and $68,570 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class C, Class K, and Class R shareholders.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $46,482,387 and $59,268,576, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $22,307,264, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $6,436,310 and net appreciation for Federal income tax purposes was $15,870,954. At June 30, 2008, aggregate cost for Federal income tax purposes was $104,158,735.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$2,163,030	$26,598,208	26,598,208	$25,578,110	25,578,110	$3,183,128	$75,872	$—

7.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008,

27

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $816.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from distribution redesignations and partnership adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$(1,475)	$1,475

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2008 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

June 30, 2008	$1,689,302	$11,868,994	$13,558,296
June 30, 2007	1,233,098	10,445,946	11,679,044

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Post	Unrealized
Income	October Loss	Appreciation	Total

$38,880	$(2,103,954)	$15,870,954	$13,805,880

28

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $76,566.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following year. The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $2,103,954.

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 100% will qualify for dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $2,765,214 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $11,868,994.

11.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

13.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

30

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

31

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on both a gross and net basis, exceeded the performance of the benchmark for the one-, three- and five-year periods, but trailed the performance of the benchmark for the ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, but trailed the median performance of the Fund’s Lipper peer group for the ten-year period, and (3) the Fund had favorable Lipper rankings and Morningstar ratings and was classified as a “Lipper Leader.”

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

32

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In

33

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

15.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal

34

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

35

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

36

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

37

Munder Large-Cap Value Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

38

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

39

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Value Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Large-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Value Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

40

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCV608

ANNUAL REPORT
June 30, 2008

Munder Micro-Cap
Equity Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. To obtain a prospectus, please visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. A substantial portion of the Fund’s assets are invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

Reflecting the negative environment for small-cap stocks, the Fund posted a return of -32.70% for the one year ended June 30, 2008, relative to the -25.47% return for the Russell Microcap® Index, the -16.19% return for the Russell 2000® Index and the -13.98% median return for the Lipper universe of small-cap growth funds.

On a relative basis, compared to its Russell Microcap® Index benchmark, stock selection in the financials, energy and consumer discretionary sectors was the primary reason for the Fund’s lagging performance.

Luminent Mortgage Capital, Inc., eliminated from the Fund in August 2007, was the primary detractor from relative performance in the financials sector. A number of real estate investment trust (REIT) holdings also held back relative returns. They included Ashford Hospitality Trust, Inc. (1.1% of the Fund), RAIT Financial Trust (2.0% of the Fund), Gramercy Capital Corp. (1.3% of the Fund), JER Investors Trust Inc. (1.3% of the Fund), Alseco Financial Inc. and Newcastle Investment Corp. Alseco and Newcastle were eliminated from the Fund in August 2007 and April 2008, respectively. First Cash Financial Services, Inc. (0.4% of the Fund) and KKR Financial Holdings LLC (2.1% of the Fund) also held back relative returns in the sector.

Of the eight holdings in the energy sector, two positions, Petrohawk Energy Corporation, sold from the Fund in July 2007, and Edge Petroleum Corporation, sold in November 2007, had a slight negative impact on relative performance. The other energy holdings, including Atlas America, Inc. (2.6% of the Fund) and Mullen Group Income Fund (1.7% of the Fund), had a significant positive impact on the Fund’s relative return. The primary reason for the Fund’s relative underperformance in the energy sector was the lack of positions in stocks with very strong returns that were represented in the Fund’s Russell Microcap® benchmark.

Noble International, Ltd. (0.6% of the Fund), an auto parts manufacturer, was the primary detractor from performance in the consumer discretionary sector. Two other companies involved in the auto industry, Spartan Motors, Inc. (1.9% of the Fund) and Tenneco Inc. (0.8% of the Fund), also held back the relative performance in the sector.

Several holdings made positive contributions to relative returns, but only partially offset the negative factors. Among these strong relative performers were Neogen Corporation (1.5% of the Fund) in the health care sector, Team, Inc. (2.7% of the Fund) and Titan Machinery Inc. (1.1% of the Fund) in the industrials sector, and ManTech International Corporation (2.4% of the Fund) in the information technology sector.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell Microcap® Index is an unmanaged index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest companies. The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Micro-Cap Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
				Russell
				Microcap®/
				Dow Jones	Lipper
				Wilshire U.S.	Small-Cap
Class and	With		Without	Micro-Cap	Growth Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 12/26/96	N/A		$22,116	$20,146	$16,503

CLASS A 12/26/96	$20,391	#	$21,579	$20,146	$16,503

CLASS B 2/24/97	N/A		$20,022	$20,146	$16,503

CLASS C 3/31/97	N/A		$20,009	$20,146	$16,503

CLASS K 12/31/96	N/A		$21,586	$20,146	$16,503

CLASS R 7/29/04	N/A		$10,193	$11,041	$13,140

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell Microcap® Index is an unmanaged index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest companies. The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. The Russell Microcap® Index performance is available for periods beginning 7/1/00 or later. The Dow Jones Wilshire U.S. Micro-Cap Index is used for periods prior to 7/1/00. The Wilshire Micro-Cap Index is a float-adjusted, market capitalization-weighted index that measures the performance of all stocks below the 2,500 largest stocks in the Dow Jones Wilshire 5000 Index (based on market capitalization). The Dow Jones Wilshire 5000 Index contains all U.S. headquartered equity securities with readily available price data. Index comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Small-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. . Lipper comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/26/96	N/A		(32.70)%	N/A		6.49%	N/A		8.26%	N/A		12.60%

CLASS A 12/26/96	(36.56)%	#	(32.87)%	6.40%	#	7.60%	7.39%	#	7.99%	11.78%	#	12.33%

CLASS B 2/24/97	(36.28)%	†	(33.35)%	6.49%	†	6.80%	N/A		7.19%	N/A		10.75%

CLASS C 3/31/97	(33.95)%	†	(33.37)%	N/A		6.79%	N/A		7.18%	N/A		11.66%

CLASS K 12/31/96	N/A		(32.85)%	N/A		7.60%	N/A		8.00%	N/A		12.23%

CLASS R 7/29/04	N/A		(33.05)%	N/A		N/A	N/A		N/A	N/A		0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/07 were 1.54%, 1.79%, 2.54%, 2.54%, 1.79% and 2.04%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-1999 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$806.10	$7.68	1.71%
Class B	$1,000.00	$803.30	$10.98	2.45%
Class C	$1,000.00	$803.30	$11.03	2.46%
Class K	$1,000.00	$806.40	$7.64	1.70%
Class R	$1,000.00	$805.20	$8.75	1.95%
Class Y	$1,000.00	$807.30	$6.52	1.45%

Hypothetical
Class A	$1,000.00	$1,016.36	$8.57	1.71%
Class B	$1,000.00	$1,012.68	$12.26	2.45%
Class C	$1,000.00	$1,012.63	$12.31	2.46%
Class K	$1,000.00	$1,016.41	$8.52	1.70%
Class R	$1,000.00	$1,015.17	$9.77	1.95%
Class Y	$1,000.00	$1,017.65	$7.27	1.45%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 94.1%
Consumer Discretionary — 9.9%
Auto Components — 4.6%
50,000	ATC Technology Corporation †	$1,164,000
76,300	Drew Industries Incorporated †,(a)	1,216,985
249,700	Noble International, Ltd. (a)	1,116,159
495,424	Spartan Motors, Inc. (a)	3,700,817
108,700	Tenneco Inc. †,(a)	1,470,711

		8,668,672

Diversified Consumer Services — 0.5%
34,700	Steiner Leisure Limited †,(a)	983,745

Internet & Catalog Retail — 2.0%
304,000	PetMed Express, Inc. †,(a)	3,724,000

Specialty Retail — 1.3%
66,200	hhgregg, Inc. †,(a)	662,000
86,200	Hibbett Sports, Inc. †,(a)	1,818,820

		2,480,820

Textiles, Apparel & Luxury Goods — 1.5%
231,500	FGX International Holdings Limited †	1,861,260
53,400	Movado Group, Inc.	1,057,320

		2,918,580

Total Consumer Discretionary		18,775,817

Consumer Staples — 0.6%
Food & Staples Retailing — 0.6%
46,756	Spartan Stores, Inc.	1,075,388

Energy — 6.6%
Energy Equipment & Services — 4.0%
242,200	Mitcham Industries, Inc. †	4,136,776
95,800	MYR Group, Inc. 144A †,(b),(c),(d),(e)	1,580,700
117,100	Pason Systems Inc.	1,894,822

		7,612,298

Oil, Gas & Consumable Fuels — 2.6%
111,187	Atlas America, Inc.	5,008,974

Total Energy		12,621,272

Financials — 24.3%
Capital Markets — 1.5%
297,000	JMP Group Inc.	1,963,170
163,300	Thomas Weisel Partners Group, Inc. †,(a)	893,251

		2,856,421

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Commercial Banks — 0.8%
96,800	Bank of the Ozarks, Inc. (a)	$1,438,448
6,047	Macatawa Bank Corporation (a)	48,376

		1,486,824

Consumer Finance — 0.4%
51,597	First Cash Financial Services, Inc. †	773,439

Diversified Financial Services — 2.1%
387,612	KKR Financial Holdings LLC	4,069,926

Insurance — 4.7%
211,400	AMERISAFE, Inc. †	3,369,716
258,200	CastlePoint Holdings, Ltd. (a)	2,347,038
268,800	Meadowbrook Insurance Group, Inc. (a)	1,424,640
42,000	National Interstate Corporation (a)	771,960
45,153	Tower Group, Inc. (a)	956,792

		8,870,146

Real Estate Investment Trusts (REITs) — 13.8%
55,800	American Capital Agency Corp.	928,512
436,000	Ashford Hospitality Trust, Inc.	2,014,320
150,000	Capstead Mortgage Corporation	1,627,500
91,400	Corporate Office Properties Trust	3,137,762
210,100	Gramercy Capital Corp. (a)	2,435,059
374,300	Hersha Hospitality Trust, Class A	2,825,965
393,100	JER Investors Trust Inc. (a)	2,476,530
270,700	Medical Properties Trust, Inc. (a)	2,739,484
515,100	NorthStar Realty Finance Corp. (a)	4,285,632
516,789	RAIT Financial Trust (f)	3,834,575

		26,305,339

Real Estate Management & Development — 1.0%
261,200	Asset Capital Corporation Inc., 144A †,(b),(c),(d),(e)	1,319,060
262,100	Star Asia Financial Ltd., 144A (b),(c),(d),(e)	497,990

		1,817,050

Total Financials		46,179,145

Health Care — 10.0%
Health Care Equipment & Supplies — 2.1%
148,000	MTS Medication Technologies, Inc. †	1,136,640
128,415	Neogen Corporation †,(a)	2,939,419

		4,076,059

See Notes to Financial Statements.

2

Shares		Value

Health Care (Continued)
Health Care Providers & Services — 2.7%
47,000	Air Methods Corporation †,(a)	$1,175,000
21,500	Landauer, Inc. (a)	1,209,160
162,900	Psychemedics Corp. (a)	2,671,560

		5,055,720

Health Care Technology — 1.2%
172,245	STARLIMS Technologies Ltd.	1,124,760
89,200	SXC Health Solutions Corp. †	1,219,364

		2,344,124

Life Sciences Tools & Services — 2.0%
270,401	MEDTOX Scientific, Inc. †,(a)	3,753,166

Pharmaceuticals — 2.0%
231,600	Matrixx Initiatives, Inc. †,(a)	3,858,456

Total Health Care		19,087,525

Industrials — 22.4%
Aerospace & Defense — 1.9%
104,773	Ceradyne, Inc. †	3,593,714

Building Products — 1.5%
149,950	AAON, Inc.	2,888,037

Commercial Services & Supplies — 5.0%
228,200	Barrett Business Services, Inc. (a)	2,699,606
115,318	Horizon North Logistics Inc. †	373,198
53,442	Stantec Inc. †	1,378,269
148,420	Team, Inc. †,(a)	5,093,774

		9,544,847

Electrical Equipment — 0.6%
29,000	Jinpan International Limited (a)	1,073,000

Industrial Conglomerates — 0.5%
31,000	Raven Industries, Inc. (a)	1,016,180

Machinery — 8.4%
83,740	Actuant Corporation, Class A	2,625,249
200,700	Altra Holdings, Inc. †	3,373,767
31,900	Dynamic Materials Corporation (a)	1,051,105
53,900	Hurco Companies, Inc. †,(a)	1,664,971
73,600	Middleby Corporation (The) †,(a)	3,231,776
39,849	Sun Hydraulics Corporation (a)	1,285,927
68,600	Titan Machinery Inc. †,(a)	2,148,552
31,435	Twin Disc, Incorporated (a)	657,935

		16,039,282

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Road & Rail — 1.9%
23,174	Genesee & Wyoming, Inc., Class A †	$788,380
94,420	Old Dominion Freight Line, Inc. †	2,834,488

		3,622,868

Trading Companies & Distributors — 2.6%
78,700	Houston Wire & Cable Company (a)	1,566,130
306,250	Rush Enterprises, Inc., Class B †	3,325,875

		4,892,005

Total Industrials		42,669,933

Information Technology — 16.7%
Communications Equipment — 1.1%
111,100	Digi International Inc. †	872,135
86,000	NETGEAR, Inc. †	1,191,960

		2,064,095

Computers & Peripherals — 1.1%
164,985	Rimage Corporation †,(a)	2,044,164

Electronic Equipment & Instruments — 2.6%
101,200	LoJack Corporation †	805,552
310,800	TTM Technologies, Inc. †	4,105,668

		4,911,220

Information Technology Services — 2.4%
95,800	ManTech International Corporation, Class A †	4,609,896

Internet Software & Services — 2.3%
113,700	j2 Global Communications, Inc. †,(a)	2,615,100
260,100	TheStreet.com, Inc. (a)	1,693,251

		4,308,351

Semiconductors & Semiconductor Equipment — 5.0%
157,973	Diodes Incorporated †,(a)	4,366,374
275,100	Silicon Motion Technology Corporation, ADR †,(a)	3,975,195
158,100	Ultra Clean Holdings, Inc. †	1,258,476

		9,600,045

Software — 2.2%
34,060	Computer Modelling Group Ltd.	626,287
137,300	Digimarc Corporation †,(a)	1,944,168
279,400	Smith Micro Software, Inc. †,(a)	1,592,580

		4,163,035

Total Information Technology		31,700,806

See Notes to Financial Statements.

4

Shares		Value

Materials — 3.6%
Chemicals — 2.5%
80,000	Flotek Industries, Inc. †,(a)	$1,649,600
477,175	Landec Corporation †,(a)	3,087,322

		4,736,922

Metals & Mining — 1.1%
183,100	Horsehead Holding Corp. †,(a)	2,226,496

Total Materials		6,963,418

TOTAL COMMON STOCKS
(Cost $169,033,044)		179,073,304

LIMITED PARTNERSHIP — 0.1%
(Cost $2,740,400)
Financials — 0.1%
Real Estate Investments Trusts (REITs) — 0.1%
221,000	Kodiak Funding, LP †,(b),(d),(e)	221,000

INVESTMENT COMPANY SECURITIES — 5.7%
Energy — 1.7%
Energy Equipment & Services — 1.7%
142,600	Mullen Group Income Fund	3,167,490

Financials — 3.7%
Capital Markets — 3.7%
236,700	Main Street Capital Corporation (a)	2,840,400
153,200	NGP Capital Resources Company (a)	2,360,812
299,187	Patriot Capital Funding, Inc. (a)	1,869,919

		7,071,131

Multi-Sector — 0.3%
Multi-Industry — 0.3%
635,669	Institutional Money Market Fund (g)	635,669

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $10,767,456)		10,874,290

COLLATERAL FOR SECURITIES ON LOAN — 23.2%
(Cost $44,019,046)
44,019,046	State Street Navigator Securities Trust – Prime Portfolio (h)	44,019,046

TOTAL INVESTMENTS
(Cost $226,559,946)	123.1%	234,187,640
OTHER ASSETS AND LIABILITIES (Net)	(23.1)	(43,964,281)

NET ASSETS	100.0%	$190,223,359

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2008, (see notes to Financial Statements, Note 2). At June 30, 2008, these securities represent $3,618,750, 1.9% of net assets.

(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2008, securities subject to restrictions on resale that have not been deemed to be liquid represent $3,618,750, 1.9% of net assets.

Security	Acquisition Date	Cost

Asset Capital Corporation Inc., 144A	06/23/05	$2,220,200
Kodiak Funding, LP	12/19/06	2,740,400
MYR Group, Inc. 144A	12/13/07	1,245,400
Star Asia Financial Ltd., 144A	02/22/07	2,621,000

(f)	Security, or a portion thereof, is designated on the Fund’s books as collateral for written call options contracts.

(g)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(h)	At June 30, 2008, the market value of the securities on loan is $41,825,380.

OPEN OPTIONS CONTRACTS WRITTEN

	Number of	Exercise	Expiration
Name of Issuer	Contracts	Price	Date	Value

RAIT Financial Trust, Call Options	1,810	$10.00	07/19/08	$18,100

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

6

At June 30, 2008 the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	85.3%	$162,216,366
Canada	2.9	5,491,940
Taiwan	2.1	3,975,195
Bermuda	1.2	2,347,038
British Virgin Islands	1.0	1,861,260
Israel	0.6	1,124,760
China	0.5	1,073,000
Bahamas	0.5	983,745

TOTAL COMMON STOCKS	94.1	179,073,304
LIMITED PARTNERSHIP	0.1	221,000
INVESTMENT COMPANY SECURITIES	5.7	10,874,290
COLLATERAL FOR SECURITIES ON LOAN	23.2	44,019,046

TOTAL INVESTMENTS	123.1	234,187,640
OTHER ASSETS AND LIABILITIES (Net)	(23.1)	(43,964,281)

NET ASSETS	100.0%	$190,223,359

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $225,924,277)	$233,551,971
Securities of affiliated company (cost — $635,669)	635,669

Total Investments	234,187,640
Cash	48,253
Dividends receivable	869,967
Receivable for Fund shares sold	81,865
Prepaid expenses and other assets	48,816

Total Assets	235,236,541

LIABILITIES:
Payable for Fund shares redeemed	628,309
Payable upon return of securities loaned	44,019,046
Transfer agency/record keeping fees payable	129,731
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	71,372
Trustees’ fees and expenses payable	63,660
Administration fees payable	24,394
Options written, at value (premium received $79,639)	18,100
Investment advisory fees payable	5,288
Shareholder servicing fees payable — Class K Shares	503
Accrued expenses and other payables	52,779

Total Liabilities	45,013,182

NET ASSETS	$190,223,359

Investments, at cost	$226,559,946

*	Including $41,825,380 of securities loaned.

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$1,390,180
Accumulated net realized gain on investments sold	18,047,335
Net unrealized appreciation of investments	7,689,036
Paid-in capital	163,096,808

$190,223,359

NET ASSETS:
Class A Shares	$121,715,210

Class B Shares	$17,424,003

Class C Shares	$29,826,616

Class K Shares	$2,211,020

Class R Shares	$586,323

Class Y Shares	$18,460,187

SHARES OUTSTANDING:
Class A Shares	4,297,487

Class B Shares	671,830

Class C Shares	1,149,812

Class K Shares	78,052

Class R Shares	20,760

Class Y Shares	635,740

CLASS A SHARES:
Net asset value and redemption price per share	$28.32

Maximum sales charge	5.50%
Maximum offering price per share	$29.97

CLASS B SHARES:
Net asset value and offering price per share*	$25.94

CLASS C SHARES:
Net asset value and offering price per share*	$25.94

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$28.33

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$28.24

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$29.04

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$7,644,044
Dividends on securities of affiliated company	208,368
Securities lending, net of borrower rebates	666,100

Total Investment Income	8,518,512

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	483,067
Class B Shares	271,437
Class C Shares	504,701
Class R Shares	6,563
Shareholder servicing fees:
Class K Shares	11,177
Investment advisory fees	2,998,769
Transfer agency/record keeping fees	642,819
Administration fees	404,387
Printing and mailing fees	95,176
Registration and filing fees	84,689
Custody fees	82,176
Legal and audit fees	50,182
Trustees’ fees and expenses	26,707
Other	22,901

Total Expenses	5,684,751

NET INVESTMENT INCOME	2,833,761

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	30,560,643
Options written	140,997
Foreign currency-related transactions	(26,272)
Net change in unrealized appreciation/(depreciation) of:
Securities	(155,834,891)
Options written	422,045
Foreign currency-related transactions	(689)

Net realized and unrealized loss on investments	(124,738,167)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(121,904,406)

(a)	Net of foreign withholding taxes of $67,386.

See Notes to Financial Statements.

10

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$2,833,761	$2,856,046
Net realized gain from security transactions, options written and foreign currency-related transactions	30,675,368	41,401,073
Net change in net unrealized appreciation/(depreciation) of securities, options written and foreign currency-related transactions	(155,413,535)	(9,795,940)

Net increase/(decrease) in net assets resulting from operations	(121,904,406)	34,461,179
Dividends to shareholders from net investment income:
Class A Shares	(1,724,417)	(1,605,681)
Class B Shares	(82,149)	—
Class C Shares	(150,288)	—
Class K Shares	(44,401)	(45,833)
Class R Shares	(8,122)	(4,514)
Class Y Shares	(256,857)	(210,287)
Distributions to shareholders from net realized gains:
Class A Shares	(26,237,635)	(8,206,540)
Class B Shares	(3,939,258)	(1,082,332)
Class C Shares	(7,531,846)	(2,302,136)
Class K Shares	(709,026)	(226,979)
Class R Shares	(188,782)	(45,152)
Class Y Shares	(2,819,149)	(664,917)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(63,793,748)	(114,755,722)
Class B Shares	(7,385,657)	(12,224,311)
Class C Shares	(21,031,640)	(25,469,044)
Class K Shares	(3,634,833)	(2,240,793)
Class R Shares	(585,394)	(159,984)
Class Y Shares	1,518,093	(2,450,875)
Short-term trading fees	9,922	13,922

Net decrease in net assets	(260,499,593)	(137,219,999)
NET ASSETS:
Beginning of year	450,722,952	587,942,951

End of year	$190,223,359	$450,722,952

Undistributed net investment income	$1,390,180	$928,133

See Notes to Financial Statements.

11

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$31,320,720	$41,707,096
Issued as reinvestment of dividends and distributions	22,945,112	7,928,102
Redeemed	(118,059,580)	(164,390,920)

Net decrease	$(63,793,748)	$(114,755,722)

Class B Shares:
Sold	$794,365	$1,709,150
Issued as reinvestment of dividends and distributions	3,302,668	873,196
Redeemed*	(11,482,690)	(14,806,657)

Net decrease	$(7,385,657)	$(12,224,311)

Class C Shares:
Sold	$3,816,140	$3,482,511
Issued as reinvestment of dividends and distributions	5,328,258	1,582,775
Redeemed	(30,176,038)	(30,534,330)

Net decrease	$(21,031,640)	$(25,469,044)

Class K Shares:
Sold	$308,326	$571,761
Issued as reinvestment of dividends and distributions	339,137	94,014
Redeemed	(4,282,296)	(2,906,568)

Net decrease	$(3,634,833)	$(2,240,793)

Class R Shares:
Sold	$521,748	$640,740
Issued as reinvestment of dividends and distributions	194,462	49,666
Redeemed	(1,301,604)	(850,390)

Net decrease	$(585,394)	$(159,984)

Class Y Shares:
Sold	$1,941,329	$1,779,429
Issued as reinvestment of dividends and distributions	2,804,734	736,806
Redeemed	(3,227,970)	(4,967,110)

Net increase/(decrease)	$1,518,093	$(2,450,875)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	853,282	942,163
Issued as reinvestment of dividends and distributions	590,302	181,176
Redeemed	(3,244,578)	(3,686,571)

Net decrease	(1,800,994)	(2,563,232)

Class B Shares:
Sold	22,996	42,123
Issued as reinvestment of dividends and distributions	92,284	21,589
Redeemed*	(347,916)	(359,157)

Net decrease	(232,636)	(295,445)

Class C Shares:
Sold	108,197	84,048
Issued as reinvestment of dividends and distributions	148,696	39,129
Redeemed	(898,293)	(735,491)

Net decrease	(641,400)	(612,314)

Class K Shares:
Sold	8,344	12,689
Issued as reinvestment of dividends and distributions	8,741	2,147
Redeemed	(117,760)	(63,199)

Net decrease	(100,675)	(48,363)

Class R Shares:
Sold	14,881	14,366
Issued as reinvestment of dividends and distributions	5,004	1,139
Redeemed	(38,551)	(18,832)

Net decrease	(18,666)	(3,327)

Class Y Shares:
Sold	51,732	39,333
Issued as reinvestment of dividends and distributions	70,669	16,405
Redeemed	(87,381)	(108,403)

Net increase/(decrease)	35,020	(52,665)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$47.80	$45.38	$41.30		$35.06	$23.96

Income/(loss) from investment operations:
Net investment income/(loss)	0.41	0.33	0.06		(0.06)	(0.15)
Net realized and unrealized gain/(loss) on investments	(14.83)	3.32	6.00		6.30	11.24

Total from investment operations	(14.42)	3.65	6.06		6.24	11.09

Less distributions:
Dividends from net investment income	(0.32)	(0.21)	(0.14)		—	—
Distributions from net realized gains	(4.74)	(1.02)	(1.85)		—	—

Total distributions	(5.06)	(1.23)	(1.99)		—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.01

Voluntary contribution from Advisor	—	—	0.01		—	—

Net asset value, end of period	$28.32	$47.80	$45.38		$41.30	$35.06

Total return(d)	(32.87)%	8.31%	15.14	%(e)	17.77%	46.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$121,715	$291,503	$393,068		$265,645	$144,184
Ratio of operating expenses to average net assets	1.72%	1.72%	1.65%		1.74%	1.80%
Ratio of net investment income/(loss) to average net assets	1.12%	0.74%	0.13%		(0.16)%	(0.47)%
Portfolio turnover rate	24%	23%	26%		36%	52%
Ratio of operating expenses to average net assets without expense reimbursements	1.72%	1.72%	1.65%		1.74%	1.81%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 15.12% for Class A Shares and 14.26% for Class B Shares.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$44.30	$42.27	$38.74		$33.14	$22.81

0.13	0.00 (c)	(0.25)		(0.33)	(0.37)

(13.65)	3.05	5.62		5.93	10.69

(13.52)	3.05	5.37		5.60	10.32

(0.10)	—	—		—	—
(4.74)	(1.02)	(1.85)		—	—

(4.84)	(1.02)	(1.85)		—	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.01

—	—	0.01		—	—

$25.94	$44.30	$42.27		$38.74	$33.14

(33.35)%	7.45%	14.29	%(e)	16.90%	45.22%

$17,424	$40,069	$50,718		$60,749	$55,158

2.47%	2.47%	2.40%		2.49%	2.55%

0.38%	(0.01)%	(0.61)%		(0.95)%	(1.22)%
24%	23%	26%		36%	52%

2.47%	2.47%	2.40%		2.49%	2.56%

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$44.31	$42.28	$38.75		$33.15	$22.82

Income/(loss) from investment operations:
Net investment income/(loss)	0.11	0.00 (c)	(0.25)		(0.33)	(0.37)
Net realized and unrealized gain/(loss) on investments	(13.64)	3.05	5.62		5.93	10.69

Total from investment operations	(13.53)	3.05	5.37		5.60	10.32

Less distributions:
Dividends from net investment income	(0.10)	—	—		—	—
Distributions from net realized gains	(4.74)	(1.02)	(1.85)		—	—

Total distributions	(4.84)	(1.02)	(1.85)		—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.01

Voluntary contribution from Advisor	—	—	0.01		—	—

Net asset value, end of period	$25.94	$44.31	$42.28		$38.75	$33.15

Total return(d)	(33.37)%	7.45%	14.28	%(e)	16.89%	45.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,827	$79,373	$101,613		$77,869	$50,341
Ratio of operating expenses to average net assets	2.47%	2.47%	2.40%		2.49%	2.55%
Ratio of net investment income/(loss) to average net assets	0.33%	(0.01)%	(0.61)%		(0.92)%	(1.22)%
Portfolio turnover rate	24%	23%	26%		36%	52%
Ratio of operating expenses to average net assets without expense reimbursements	2.47%	2.47%	2.40%		2.49%	2.56%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on March 31, 1997 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.25% for Class C Shares and 15.09% for Class K Shares.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$47.80	$45.40	$41.31		$35.07	$23.96

0.39	0.34	0.06		(0.06)	(0.15)

(14.80)	3.29	6.01		6.30	11.25

(14.41)	3.63	6.07		6.24	11.10

(0.32)	(0.21)	(0.14)		—	—
(4.74)	(1.02)	(1.85)		—	—

(5.06)	(1.23)	(1.99)		—	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.01

—	—	0.01		—	—

$28.33	$47.80	$45.40		$41.31	$35.07

(32.85)%	8.28%	15.11	%(e)	17.79%	46.31%

$2,211	$8,544	$10,309		$9,195	$5,693

1.72%	1.72%	1.65%		1.74%	1.80%

1.02%	0.76%	0.14%		(0.15)%	(0.47)%
24%	23%	26%		36%	52%

1.72%	1.72%	1.65%		1.74%	1.81%

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year		Period
	Ended	Ended	Ended		Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$47.68	$45.28	$41.21		$33.58

Income/(loss) from investment operations:
Net investment income/(loss)	0.31	0.22	(0.03)		(0.11)
Net realized and unrealized gain/(loss) on investments	(14.79)	3.30	5.97		7.74

Total from investment operations	(14.48)	3.52	5.94		7.63

Less distributions:
Dividends from net investment income	(0.22)	(0.10)	(0.03)		—
Distributions from net realized gains	(4.74)	(1.02)	(1.85)		—

Total distributions	(4.96)	(1.12)	(1.88)		—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)

Voluntary contribution from Advisor	—	—	0.01		—

Net asset value, end of period	$28.24	$47.68	$45.28		$41.21

Total return(d)	(33.05)%	8.02%	14.84	%(e)	22.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$586	$1,880	$1,936		$912
Ratio of operating expenses to average net assets	1.97%	1.97%	1.90%		1.99	%(f)
Ratio of net investment income/(loss) to average net assets	0.85%	0.50%	(0.08)%		(0.31	)%(f)
Portfolio turnover rate	24%	23%	26%		36%
Ratio of operating expenses to average net assets without expense reimbursements	1.97%	1.97%	1.90%		1.99	%(f)

(a)	Class R Shares and Y Shares of the Fund commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been 14.82% for Class R Shares and 15.37% for Class Y Shares.

(f)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$48.87	$46.37	$42.16		$35.71	$24.34

0.55	0.46	0.17		0.08	(0.07)
(15.22)	3.38	6.13		6.37	11.43

(14.67)	3.84	6.30		6.45	11.36

(0.42)	(0.32)	(0.25)		—	—
(4.74)	(1.02)	(1.85)		—	—

(5.16)	(1.34)	(2.10)		—	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.01

—	—	0.01		—	—

$29.04	$48.87	$46.37		$42.16	$35.71

(32.70)%	8.56%	15.39	%(e)	18.06%	46.71%

$18,460	$29,355	$30,299		$33,865	$9,928
1.46%	1.47%	1.40%		1.49%	1.55%
1.50%	1.01%	0.39%		0.20%	(0.22)%
24%	23%	26%		36%	52%

1.46%	1.47%	1.40%		1.49%	1.56%

See Notes to Financial Statements.

19

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20

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008

1. Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities and options

21

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

contracts that trade on an exchange are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) and option contracts may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Options: The Fund may write call options on securities it owns for hedging purposes. When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

25

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 1.00%.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $404,387 before payment of sub-administration fees and $269,048 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1349% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $8,482 in advisory fees before waivers and expense reimbursements ($481 after waivers and expense reimbursements) and $3,480 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/

26

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

27

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2008 (continued)

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

5. Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $71,865,094 and $178,723,675, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $52,334,936, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $43,217,815 and net appreciation for Federal Income tax purposes was $9,117,121. At June 30, 2008, aggregate cost for Federal Income tax purposes was $225,070,519.

For the year ended June 30, 2008, the Fund had the following written covered call option contracts:

	Number of Contracts	Premium Amount

Beginning of period	1,000	$364,494
Written during the period	1,810	79,639
Exercised during the period	(500)	(223,497)
Expired during the period	(500)	(140,997)

Balance at end of period	1,810	$79,639

6. Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$12,252,275	$86,769,925	86,769,925	$98,386,531	98,386,531	$635,669	$208,368	$—

7. Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third

28

Munder Micro-Cap Equity Fund
 Notes to Financial Statements, June 30, 2008 (continued)

parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $2,507.

8. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses and partnership adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$(105,480)	$105,480

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2008 and June 30, 2007 was as follows:

	Ordinary	Long-term
	Income	Capital Gains	Total

June 30, 2008	$2,266,234	$41,425,696	$43,691,930
June 30, 2007	1,866,315	12,528,056	14,394,371

29

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Capital Loss	Unrealized
Income	Gains	Carryover	Appreciation	Total

$1,423,799	$20,724,505	$(4,166,604)	$9,178,463	$27,160,163

The differences between book and tax distributable earnings are primarily due to wash sales, real estate investment trust basis adjustments, partnership adjustments and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $4,166,604 of unused capital losses expiring in 2010. These losses were inherited in the February 25, 2005 merger with the Munder Small Company Growth Fund and are subject to limitations.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $1,959,976.

10. Tax Information (Unaudited)

Of the distributions paid by the Fund, 42.09% will qualify for dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $7,711,430 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $41,425,696.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

30

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the

31

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

32

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total return as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the Russell Microcap Index for the three- and five-year periods, but trailed the performance of the Russell Microcap Index for the one-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the Russell 2000 Index for the five- and ten-year and since inception periods, but trailed the performance of the Russell 2000 Index for the one- and three-year periods, and (3) the Fund’s average annual

33

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods, but trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods. The Board also considered information provided by MCM regarding the impact of recent credit, financial and market developments on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board

34

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

35

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

36

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

37

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

38

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

39

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMICRO608

ANNUAL REPORT
June 30, 2008

Munder Mid-Cap
Core Growth Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
ix	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
20	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Tony Dong, Brian Matuszak, Geoff Wilson, Andy Mui and George Sanders

The Fund earned a return of -6.98% for the one year ended June 30, 2008, relative to the -7.34% return for the S&P MidCap 400® Index, the -6.42% return for the Russell Midcap Growth Index and the -6.31% median return for the Lipper universe of mid-cap growth funds.

While the Fund posted a negative return for the one year ended June 30, 2008, reflecting the generally weak stock market environment, it did outperform its S&P MidCap 400® benchmark. In absolute terms, the energy and materials sector had the largest positive impact on the Fund’s return, while the consumer discretionary, financials, information technology and industrials sectors were the primary detractors from the Fund’s performance.

Relative to its S&P MidCap 400® benchmark, sector weightings had a slight positive impact on relative performance, largely because of modest overweights in both the energy and materials sector. Stock selection, however, was the primary driver of relative performance. Strong stock selection in the materials, utilities, consumer staples and health care sectors more than outweighed the relative weakness of holdings in the industrials and information technology sectors.

Overweighted positions in five of the Fund’s six holdings in the materials sector had a positive impact on returns in that sector. These five holdings included four companies in the chemicals industry, including FMC Corporation (2.7% of the Fund), Syngenta AG (1.4% of the Fund), Praxair, Inc. (1.3% of the Fund) and Airgas, Inc. (2.1% of the Fund). Compass Minerals International, Inc. (1.9% of the Fund), which mines, processes and distributes salt for both road de-icing and consumer use, also had a positive impact on relative performance. Carpenter Technology Corporation (0.8% of the Fund) was the only holding in the materials sector to detract from relative performance.

In the utilities sector, overweights in Equitable Resources, Inc. (2.6% of the Fund), a gas utility, and two electric utilities, ITC Holdings Corp. (1.6% of the Fund) and Entergy Corporation (1.0% of the Fund) boosted relative performance. Flowers Foods, Inc. (1.7% of the Fund) was the standout performer in the consumer staples sector, while BioMarin Pharmaceutical Inc. (1.5% of the Fund) was the top contributor to relative returns in the health care sector.

Relative weakness in the industrials sector was due to overweighted positions in a number of poor performing holdings, including Oshkosh Corporation (0.4% of the Fund), Belden Inc. (0.8% of the Fund), General Cable Corporation (2.1% of the Fund), EMCOR Group, Inc. and Mobile Mini, Inc. The positions in Mobile Mini and EMCOR were eliminated from the Fund in October 2007 and January 2008, respectively. The lack of a position in Flowserve Corp. also held back the Fund’s relative returns in the industrials sector. These detractors from performance more than offset the strong performance of McDermott International, Inc. (1.7% of the Fund).

iii

Overweights in VASCO Data Security International, Inc., VeriFone Holdings, Inc. and j2 Global Communications, Inc. were responsible for the relative weakness of the information technology sector. VASCO and VeriFone were eliminated from the Fund in May, and j2 Global was sold in February.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of a subset of the 800 smallest Russell 1000® companies (the largest 1,000 U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mid-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Mid-Cap Core Growth Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
						Lipper
				S&P	Russell	Mid-Cap
				MidCap	MidCap®	Growth
Class and	With		Without	400®	Growth	Funds
Inception Date	Load		Load	Index*	Index*	Median**

CLASS Y 6/24/98	N/A		$31,705	$25,565	$17,305	$18,090

CLASS A 7/3/00	$18,583	(3)	19,664	18,648	9,681	10,450

CLASS B 7/5/00	N/A		18,581	18,648	9,681	10,450

CLASS C 7/14/00(2)	17,358	(3)	17,534	18,648	9,681	10,450

CLASS K 12/17/02	N/A		22,205	20,358	21,223	19,295

CLASS R 7/29/04	N/A		15,708	14,841	15,032	14,651

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

(2)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(3)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of a subset of the 800 smallest Russell 1000® companies (the 1,000 largest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. Index since inception comparative returns for Class Y, A, B, C, K and R Shares of the Fund are as of 7/1/98, 7/1/00, 7/1/00, 7/1/00, 1/1/03 and 8/1/04, respectively.

**	The Lipper Mid-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class Y, A, B, C, K and R Shares of the Fund are as of 7/1/98, 7/1/00, 7/1/00, 7/1/00, 1/1/03 and 8/1/04, respectively.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five		Ten			Since
	One		Year	Five		Years	Ten	Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years	w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load	load	w/load		load

CLASS Y 6/24/98	N/A		(6.98)%	N/A		14.85%	N/A	12.23%	N/A		12.23%

CLASS A 7/3/00	(12.28)%	(2)	(7.18)%	13.27%	(2)	14.55%	N/A	N/A	8.05%	(2)	8.82%

CLASS B 7/5/00	(12.42)%	(3)	(7.88)%	13.45%	(3)	13.70%	N/A	N/A	N/A		8.06%

CLASS C 7/14/00(1)	(8.81)%	(3)	(7.90)%	13.48%	(2)	13.71%	N/A	N/A	7.17%	(2)	7.30%

CLASS K 12/17/02	N/A		(7.18)%	N/A		14.55%	N/A	N/A	N/A		15.49%

CLASS R 7/29/04	N/A		(7.41)%	N/A		N/A	N/A	N/A	N/A		12.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/07 were 1.08%, 1.33%, 2.07%, 2.07%, 1.32% and 1.58%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2001 calendar years and the Fund’s Class A, B and C Shares during the 2000-2001 calendar years. Total returns would have been lower if Munder Capital had not limited expenses during those periods.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

ix

Please note that the expenses shown in the table for the Fund and similar tables for other Funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$900.60	$6.19	1.31%
Class B	$1,000.00	$897.30	$9.72	2.06%
Class C	$1,000.00	$897.10	$9.72	2.06%
Class K	$1,000.00	$900.60	$6.19	1.31%
Class R	$1,000.00	$899.50	$7.37	1.56%
Class Y	$1,000.00	$901.50	$5.01	1.06%

Hypothetical
Class A	$1,000.00	$1,018.35	$6.57	1.31%
Class B	$1,000.00	$1,014.62	$10.32	2.06%
Class C	$1,000.00	$1,014.62	$10.32	2.06%
Class K	$1,000.00	$1,018.35	$6.57	1.31%
Class R	$1,000.00	$1,017.11	$7.82	1.56%
Class Y	$1,000.00	$1,019.59	$5.32	1.06%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

x

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 98.5%
Consumer Discretionary — 10.3%
Distributors — 1.5%
4,195,750	LKQ Corporation †,(a)	$75,817,203

Diversified Consumer Services — 0.8%
655,600	New Oriental Education & Technology Group Inc., ADR †,(a)	38,300,152

Hotels, Restaurants & Leisure — 0.9%
323,216	Burger King Holdings, Inc.	8,685,584
1,183,800	Penn National Gaming, Inc. †	38,059,170

		46,744,754

Household Durables — 1.4%
473,100	Snap-on Incorporated	24,605,931
1,273,700	Tupperware Brands Corporation	43,586,014

		68,191,945

Media — 1.2%
2,063,000	Discovery Holding Company, Class A †	45,303,480
195,800	Morningstar, Inc. †,(a)	14,103,474

		59,406,954

Specialty Retail — 3.0%
1,717,100	Dick’s Sporting Goods, Inc. †,(a)	30,461,354
1,233,400	GameStop Corp., Class A †,(a)	49,829,360
1,409,700	Penske Automotive Group, Inc. (a)	20,778,978
1,194,400	Tiffany & Co. (a)	48,671,800

		149,741,492

Textiles, Apparel & Luxury Goods — 1.5%
1,303,800	Gildan Activewear Inc. †,(a)	33,742,344
1,559,100	Hanesbrands, Inc. †,(a)	42,313,974

		76,056,318

Total Consumer Discretionary		514,258,818

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Staples — 4.6%
Beverages — 1.5%
1,030,900	Central European Distribution Corporation †,(a)	$76,441,235

Food Products — 1.7%
2,996,450	Flowers Foods, Inc. (a)	84,919,393

Household Products — 1.4%
1,203,050	Church & Dwight Co., Inc. (a)	67,791,867

Total Consumer Staples		229,152,495

Energy — 12.3%
Energy Equipment & Services — 6.9%
592,400	Core Laboratories N.V. †,(a)	84,328,140
1,676,300	FMC Technologies, Inc. †	128,957,759
1,121,600	IHS Inc., Class A †,(a)	78,063,360
875,600	Oil States International, Inc. †	55,548,064

		346,897,323

Oil, Gas & Consumable Fuels — 5.4%
1,478,500	Atlas America, Inc. (a)	66,606,425
586,100	Enbridge Inc. (a)	25,307,798
430,300	Foundation Coal Holdings, Inc.,(a)	38,115,974
1,769,700	Southwestern Energy Company †	84,255,417
810,641	XTO Energy Inc.	55,537,015

		269,822,629

Total Energy		616,719,952

Financials — 14.3%
Capital Markets — 4.7%
778,200	Affiliated Managers Group, Inc. †,(a)	70,084,692
183,500	BlackRock, Inc. (a)	32,479,500
1,407,900	Eaton Vance Corp. (a)	55,978,104
4,108,300	TD AMERITRADE Holding Corporation †	74,319,147

		232,861,443

Commercial Banks — 0.9%
601,200	HDFC Bank Limited, ADR (a)	43,081,992

Diversified Financial Services — 0.7%
95,150	CME Group Inc. (a)	36,460,529

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Insurance — 3.5%
962,800	Assurant, Inc.	$63,506,288
1,996,000	Axis Capital Holdings Limited	59,500,760
1,099,600	ProAssurance Corporation †,(a)	52,901,756

		175,908,804

Real Estate Investment Trusts (REITs) — 4.5%
526,400	Alexandria Real Estate Equities, Inc. (a)	51,239,776
4,750,850	Annaly Capital Management, Inc.	73,685,683
1,294,300	Digital Realty Trust, Inc. (a)	52,949,813
462,800	Essex Property Trust, Inc. (a)	49,288,200

		227,163,472

Total Financials		715,476,240

Health Care — 9.9%
Biotechnology — 2.2%
2,662,600	BioMarin Pharmaceutical Inc. †,(a)	77,162,148
1,174,111	Cepheid †	33,016,001

		110,178,149

Health Care Equipment & Supplies — 2.5%
1,145,348	Hologic, Inc. †,(a)	24,968,587
1,175,500	ResMed, Inc. †,(a)	42,012,370
1,342,500	West Pharmaceutical Services, Inc. (a)	58,103,400

		125,084,357

Health Care Providers & Services — 4.9%
722,000	DaVita, Inc. †	38,359,860
611,650	Express Scripts, Inc. †	38,362,688
740,000	Laboratory Corporation of America Holdings †,(a)	51,526,200
1,289,600	Psychiatric Solutions, Inc. †,(a)	48,798,464
2,492,300	VCA Antech, Inc. †,(a)	69,236,094

		246,283,306

Life Sciences Tools & Services — 0.3%
172,600	Techne Corporation †	13,357,514

Total Health Care		494,903,326

Industrials — 14.5%
Aerospace & Defense — 1.8%
993,900	L-3 Communications Holdings, Inc.	90,315,693

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Industrials (Continued)
Air Freight & Logistics — 0.8%
960,400	Expeditors International of Washington, Inc. (a)	$41,297,200

Commercial Services & Supplies — 4.5%
2,834,300	Corrections Corporation of America †	77,858,221
1,543,800	Interface, Inc., Class A (a)	19,343,814
2,425,800	Ritchie Bros. Auctioneers Incorporated	65,811,954
1,199,900	Stericycle, Inc. †	62,034,830

		225,048,819

Electrical Equipment — 3.6%
932,300	American Superconductor Corporation †,(a)	33,422,955
1,254,800	Belden Inc. (a)	42,512,624
1,742,900	General Cable Corporation †,(a)	106,055,465

		181,991,044

Industrial Conglomerates — 1.7%
1,338,650	McDermott International, Inc. †	82,849,048

Machinery — 2.1%
867,800	Oshkosh Corporation (a)	17,954,782
836,100	Valmont Industries, Inc. (a)	87,196,869

		105,151,651

Total Industrials		726,653,455

Information Technology — 12.4%
Communications Equipment — 1.9%
1,847,900	CommScope, Inc. †,(a)	97,513,683

Computers & Peripherals — 1.1%
2,056,600	Logitech International S.A. †,(a)	55,116,880

Electronic Equipment & Instruments — 1.6%
812,706	Itron, Inc. †,(a)	79,929,635

Information Technology Services — 1.9%
1,730,600	Cognizant Technology Solutions Corporation, Class A †	56,261,806
1,673,300	Wright Express Corporation †,(a)	41,497,840

		97,759,646

Internet Software & Services — 0.7%
991,700	Akamai Technologies, Inc. †,(a)	34,501,243

See Notes to Financial Statements.

4

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 1.9%
1,453,200	Diodes Incorporated †,(a)	$40,166,448
1,806,700	Microchip Technology Incorporated (a)	55,176,618

		95,343,066

Software — 3.3%
2,216,400	Blackbaud, Inc. (a)	47,430,960
481,100	FactSet Research Systems, Inc. (a)	27,114,796
1,452,700	MICROS Systems, Inc. †,(a)	44,292,823
326,903	Solera Holdings Inc. †	9,042,137
1,207,200	Sybase, Inc. †	35,515,824

		163,396,540

Total Information Technology		623,560,693

Materials — 10.2%
Chemicals — 7.5%
1,790,800	Airgas, Inc.	104,564,812
1,768,620	FMC Corporation (a)	136,961,933
675,050	Praxair, Inc.	63,616,712
1,049,600	Syngenta AG, ADR	67,909,120

		373,052,577

Metals & Mining — 2.7%
955,900	Carpenter Technology Corporation (a)	41,725,035
1,174,700	Compass Minerals International, Inc. (a)	94,633,832

		136,358,867

Total Materials		509,411,444

Telecommunication Services — 1.4%
Wireless Telecommunication Services — 1.4%
1,133,900	American Tower Corporation, Class A †	47,907,275
525,300	NII Holdings, Inc. †	24,946,497

Total Telecommunication Services		72,853,772

Utilities — 8.6%
Electric Utilities — 4.3%
418,100	Entergy Corporation (a)	50,372,688
1,536,800	ITC Holdings Corp. (a)	78,545,848
3,439,300	Northeast Utilities	87,805,329

		216,723,865

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)

Utilities (Continued)
Gas Utilities — 2.6%
1,908,900	Equitable Resources, Inc.	$131,828,634

Multi-Industry — 1.7%
887,100	NorthWestern Corporation	22,550,082
1,337,050	Wisconsin Energy Corporation (a)	60,461,401

		83,011,483

Total Utilities		431,563,982

TOTAL COMMON STOCKS
(Cost $4,338,731,142)		4,934,554,177

INVESTMENT COMPANY SECURITIES — 1.8%
35,517,861	Institutional Money Market Fund (b)	35,517,861
368,500	Midcap SPDR Trust, Series 1 (a)	54,832,800

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $91,706,699)		90,350,661

COLLATERAL FOR SECURITIES ON LOAN — 20.3%
(Cost $1,016,829,901)
1,016,829,901	State Street Navigator Securities Trust – Prime Portfolio (c)	1,016,829,901

TOTAL INVESTMENTS
(Cost $5,447,267,742)	120.6%	6,041,734,739
OTHER ASSETS AND LIABILITIES (Net)	(20.6)	(1,031,936,511)

NET ASSETS	100.0%	$5,009,798,228

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(c)	At June 30, 2008, the market value of the securities on loan is $1,018,275,709.

ABBREVIATIONS:
ADR	— American Depositary Receipt
SPDR	— Standard & Poor’s® Depositary Receipt

See Notes to Financial Statements.

6

At June 30, 2008 the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	89.0%	$4,461,455,037
Canada	2.5	124,862,096
Switzerland	2.4	123,026,000
Netherlands	1.7	84,328,140
Bermuda	1.2	59,500,760
India	0.9	43,081,992
China	0.8	38,300,152

TOTAL COMMON STOCKS	98.5	4,934,554,177
INVESTMENT COMPANY SECURITIES	1.8	90,350,661
COLLATERAL FOR SECURITIES ON LOAN	20.3	1,016,829,901

TOTAL INVESTMENTS	120.6	6,041,734,739
OTHER ASSETS AND LIABILITIES (Net)	(20.6)	(1,031,936,511)

NET ASSETS	100.0%	$5,009,798,228

See Notes to Financial Statements.

7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $5,411,749,881)	$6,006,216,878
Securities of affiliated company (cost — $35,517,861)	35,517,861

Total Investments	6,041,734,739
Dividends receivable	5,265,952
Receivable for investment securities sold	37,263,884
Receivable for Fund shares sold	16,597,479
Prepaid expenses and other assets	128,249

Total Assets	6,100,990,303

LIABILITIES:
Custodian overdraft payable	765,344
Payable for investment securities purchased	54,013,784
Payable for Fund shares redeemed	15,617,382
Payable upon return of securities loaned	1,016,829,901
Transfer agency/record keeping fees payable	2,444,631
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	969,536
Administration fees payable	272,564
Investment advisory fees payable	102,942
Trustees’ fees and expenses payable	45,298
Shareholder servicing fees payable — Class K Shares	17,002
Accrued expenses and other payables	113,691

Total Liabilities	1,091,192,075

NET ASSETS	$5,009,798,228

Investments, at cost	$5,447,267,742

*	Including $1,018,275,709 of securities loaned.

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions and net investment income/(loss)	$(34,163)
Accumulated net realized loss on investments sold	(195,247,316)
Net unrealized appreciation of investments	594,466,997
Paid-in capital	4,610,612,710

$5,009,798,228

NET ASSETS:
Class A Shares	$2,281,311,173

Class B Shares	$57,233,988

Class C Shares	$464,870,265

Class K Shares	$78,566,294

Class R Shares	$78,173,632

Class Y Shares	$2,049,642,876

SHARES OUTSTANDING:
Class A Shares	84,740,913

Class B Shares	2,244,418

Class C Shares	18,193,486

Class K Shares	2,919,910

Class R Shares	2,921,599

Class Y Shares	74,877,179

CLASS A SHARES:
Net asset value and redemption price per share	$26.92

Maximum sales charge	5.50%
Maximum offering price per share	$28.49

CLASS B SHARES:
Net asset value and offering price per share*	$25.50

CLASS C SHARES:
Net asset value and offering price per share*	$25.55

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$26.91

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$26.76

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$27.37

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$32,056
Dividends on securities of unaffiliated companies(a)	38,159,544
Dividends on securities of affiliated companies	2,312,795
Securities lending, net of borrower rebates	3,659,827

Total Investment Income	44,164,222

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	5,409,624
Class B Shares	641,968
Class C Shares	4,816,025
Class R Shares	312,965
Shareholder servicing fees:
Class K Shares	225,820
Investment advisory fees	34,688,467
Transfer agency/record keeping fees	9,993,692
Administration fees	3,001,821
Custody fees	588,564
Registration and filing fees	201,119
Legal and audit fees	98,729
Trustees’ fees and expenses	29,061
Other	626,156

Total Expenses	60,634,011

NET INVESTMENT LOSS	(16,469,789)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	(58,153,127)
Security transactions of affiliated companies	(54,670,429)
Foreign currency-related transactions	10,547
In-kind redemption of unaffiliated companies	13,473,428
In-kind redemption of affiliated companies	379,813
Net change in unrealized appreciation/(depreciation) of securities	(260,206,435)

Net realized and unrealized loss on investments	(359,166,203)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(375,635,992)

(a)	Net of foreign withholding taxes of $248,350.

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment loss	$(16,469,789)	$(14,950,123)
Net realized gain/(loss) from security transactions, foreign currency-related transactions and in-kind redemption	(98,959,768)	13,451,480
Net change in net unrealized appreciation/(depreciation) of securities transactions	(260,206,435)	667,449,700

Net increase/(decrease) in net assets resulting from operations	(375,635,992)	665,951,057
Dividends to shareholders from net investment income:
Class A Shares	—	(2,037,988)
Class K Shares	—	(193,751)
Class Y Shares	—	(2,703,244)
Distributions to shareholders from net realized gains:
Class A Shares	(32,940,701)	—
Class B Shares	(1,039,335)	—
Class C Shares	(7,864,333)	—
Class K Shares	(1,379,057)	—
Class R Shares	(881,793)	—
Class Y Shares	(25,967,057)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	613,413,419	490,130,040
Class B Shares	(4,773,738)	3,592,069
Class C Shares	60,157,436	110,506,702
Class K Shares	(15,487,808)	(31,811,759)
Class R Shares	42,441,222	27,374,520
Class Y Shares	852,411,383	525,832,322
Short-term trading fees	432,167	171,575

Net increase in net assets	1,102,885,813	1,786,811,543
NET ASSETS:
Beginning of year	3,906,912,415	2,120,100,872

End of year	$5,009,798,228	$3,906,912,415

Accumulated distributions and net investment income/(loss)	$(34,163)	$(30,763)

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$1,187,684,167	$903,149,841
Issued as reinvestment of dividends and distributions	26,885,103	1,550,395
Redeemed	(601,155,851)	(414,570,196)

Net increase	$613,413,419	$490,130,040

Class B Shares:
Sold	$5,275,892	$13,749,422
Issued as reinvestment of distributions	755,542	—
Redeemed*	(10,805,172)	(10,157,353)

Net increase/(decrease)	$(4,773,738)	$3,592,069

Class C Shares:
Sold	$131,507,936	$161,886,797
Issued as reinvestment of distributions	4,763,756	—
Redeemed	(76,114,256)	(51,380,095)

Net increase	$60,157,436	$110,506,702

Class K Shares:
Sold	$9,301,558	$9,859,529
Issued as reinvestment of dividends and distributions	167,461	18,519
Redeemed	(24,956,827)	(41,689,807)

Net decrease	$(15,487,808)	$(31,811,759)

Class R Shares:
Sold	$60,102,581	$33,531,327
Issued as reinvestment of distributions	800,879	—
Redeemed	(18,462,238)	(6,156,807)

Net increase	$42,441,222	$27,374,520

Class Y Shares:
Sold	$1,175,458,987	$660,794,556
Issued as reinvestment of dividends and distributions	22,395,108	2,492,252
Redeemed	(302,752,775)	(137,454,486)
In-kind redemption	(42,689,937)	—

Net increase	$852,411,383	$525,832,322

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	41,303,105	35,280,008
Issued as reinvestment of dividends and distributions	894,682	65,280
Redeemed	(21,156,119)	(16,022,414)

Net increase	21,041,668	19,322,874

Class B Shares:
Sold	191,324	575,022
Issued as reinvestment of distributions	26,436	—
Redeemed*	(399,564)	(417,916)

Net increase/(decrease)	(181,804)	157,106

Class C Shares:
Sold	4,762,794	6,616,400
Issued as reinvestment of distributions	166,390	—
Redeemed	(2,818,017)	(2,079,175)

Net increase	2,111,167	4,537,225

Class K Shares:
Sold	327,566	400,685
Issued as reinvestment of dividends and distributions	5,575	780
Redeemed	(865,793)	(1,626,065)

Net decrease	(532,652)	(1,224,600)

Class R Shares:
Sold	2,095,840	1,289,298
Issued as reinvestment of distributions	26,776	—
Redeemed	(650,076)	(231,922)

Net increase	1,472,540	1,057,376

Class Y Shares:
Sold	40,410,435	25,515,434
Issued as reinvestment of dividends and distributions	733,785	103,714
Redeemed	(10,361,790)	(5,255,139)
In-kind redemption	(1,699,943)	—

Net increase	29,082,487	20,364,009

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$29.43	$23.95	$21.47	$18.35	$13.94

Income/(loss) from investment operations:
Net investment income/(loss)	(0.10)	(0.13)	0.21	(0.08)	(0.14)
Net realized and unrealized gain/(loss) on investments	(1.97)	5.65	2.38	3.20	4.55

Total from investment operations	(2.07)	5.52	2.59	3.12	4.41

Less distributions:
Dividends from net investment income	—	(0.04)	(0.11)	—	—
Distributions from net realized gains	(0.44)	—	—	—	—

Total distributions	(0.44)	(0.04)	(0.11)	—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$26.92	$29.43	$23.95	$21.47	$18.35

Total return(d)	(7.18)%	23.10%	12.10%	17.00%	31.64%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,281,311	$1,874,868	$1,063,027	$197,523	$14,892
Ratio of operating expenses to average net assets	1.31%	1.32%	1.29%	1.37%	1.57%
Ratio of net investment income/(loss) to average net assets	(0.37)%	(0.50)%	0.88%	(0.41)%	(0.86)%
Portfolio turnover rate	56%	46%	60%	45%	53%
Ratio of operating expenses to average net assets without expense reimbursements	1.31%	1.32%	1.29%	1.37%	1.57%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on July 3, 2000 and July 5, 2000, respectively.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount represents less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$28.11	$23.01	$20.68	$17.80	$13.63

(0.31)	(0.31)	0.05	(0.21)	(0.27)

(1.86)	5.41	2.28	3.09	4.44

(2.17)	5.10	2.33	2.88	4.17

—	—	—	—	—
(0.44)	—	—	—	—

(0.44)	—	—	—	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$25.50	$28.11	$23.01	$20.68	$17.80

(7.88)%	22.16%	11.32%	16.12%	30.59%

$57,234	$68,204	$52,218	$23,974	$8,855

2.06%	2.06%	2.04%	2.12%	2.32%

(1.15)%	(1.25)%	0.20%	(1.12)%	(1.64)%
56%	46%	60%	45%	53%

2.06%	2.06%	2.04%	2.12%	2.32%

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$28.17	$23.06	$20.72	$17.84	$13.65

Income/(loss) from investment operations:
Net investment income/(loss)	(0.31)	(0.31)	0.03	(0.22)	(0.27)
Net realized and unrealized gain/(loss) on investments	(1.87)	5.42	2.31	3.10	4.46

Total from investment operations	(2.18)	5.11	2.34	2.88	4.19

Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.44)	—	—	—	—

Total distributions	(0.44)	—	—	—	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net asset value, end of period	$25.55	$28.17	$23.06	$20.72	$17.84

Total return(d)	(7.90)%	22.16%	11.29%	16.14%	30.70%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$464,870	$452,983	$266,190	$57,628	$4,010
Ratio of operating expenses to average net assets	2.06%	2.06%	2.04%	2.12%	2.32%
Ratio of net investment income/(loss) to average net assets	(1.13)%	1.25%	0.14%	(1.15)%	(1.64)%
Portfolio turnover rate	56%	46%	60%	45%	53%
Ratio of operating expenses to average net assets without expense reimbursements	2.06%	2.06%	2.04%	2.12%	2.32%

(a)	Prior to the close of business on October 31, 2003 the Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on July 14, 2000, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for Class II Shares and reflect the fees and expenses of the Class II Shares. Class K Shares of the Fund commenced operations on December 17, 2002.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Amount is less than $0.005 per share.
(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$29.42	$23.94	$21.46	$18.34	$13.94

(0.12)	(0.13)	0.22	(0.07)	(0.13)

(1.95)	5.65	2.37	3.19	4.53

(2.07)	5.52	2.59	3.12	4.40

—	(0.04)	(0.11)	—	—
(0.44)	—	—	—	—

(0.44)	(0.04)	(0.11)	—	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$26.91	$29.42	$23.94	$21.46	$18.34

(7.18)%	23.11%	12.11%	17.01%	31.56%

$78,566	$101,567	$111,988	$87,649	$25,788

1.31%	1.31%	1.28%	1.37%	1.57%

(0.40)%	(0.50)%	0.97%	(0.38)%	(0.77)%
56%	46%	60%	45%	53%

1.31%	1.31%	1.28%	1.37%	1.57%

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)

Net asset value, beginning of period	$29.33	$23.89	$21.41	$17.33

Income/(loss) from investment operations:
Net investment income/(loss)	(0.16)	(0.20)	0.11	(0.12)
Net realized and unrealized gain/(loss) on investments	(1.97)	5.64	2.43	4.20

Total from investment operations	(2.13)	5.44	2.54	4.08

Less distributions:
Dividends from net investment income	—	—	(0.06)	—
Distributions from net realized gains	(0.44)	—	—	—

Total distributions	(0.44)	—	(0.06)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Net asset value, end of period	$26.76	$29.33	$23.89	$21.41

Total return(d)	(7.41)%	22.77%	11.86%	23.54%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$78,174	$42,501	$9,357	$1,019
Ratio of operating expenses to average net assets	1.56%	1.57%	1.55%	1.62	%(e)
Ratio of net investment income/(loss) to average net assets	(0.57)%	(0.75)%	0.45%	(0.63	)%(e)
Portfolio turnover rate	56%	46%	60%	45%
Ratio of operating expenses to average net assets without expense reimbursements	1.56%	1.57%	1.55%	1.62	%(e)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and June 24, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05(b)	6/30/04(b)

$29.85	$24.27	$21.75	$18.55	$14.05

(0.03)	(0.06)	0.25	(0.03)	(0.11)
(2.01)	5.73	2.44	3.23	4.61

(2.04)	5.67	2.69	3.20	4.50

—	(0.09)	(0.17)	—	—
(0.44)	—	—	—	—

(0.44)	(0.09)	(0.17)	—	—

0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

$27.37	$29.85	$24.27	$21.75	$18.55

(6.98)%	23.43%	12.41%	17.25%	32.03%

$2,049,643	$1,366,790	$617,320	$124,264	$42,188
1.07%	1.07%	1.05%	1.12%	1.32%
(0.09)%	(0.25)%	1.04%	(0.13)%	(0.69)%
56%	46%	60%	45%	53%

1.07%	1.07%	1.05%	1.12%	1.32%

See Notes to Financial Statements.

19

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008

1. Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or

20

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

21

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded

22

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

23

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.75% on the first $6 billion of assets, 0.70% on the next $2 billion of assets, and 0.65% on assets exceeding $8 billion. Prior to May 13, 2008, the Advisor was entitled to receive a fee at an annual rate of 0.75% of the value of the Fund’s average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

24

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $3,001,821 before payment of sub-administration fees and $2,015,798 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.0649% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated companies in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $71,004 in advisory fees before waivers and expense reimbursements ($4,023 after waivers and expense reimbursements) and $29,130 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer

25

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

5. Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $4,160,612,629 and $2,591,277,862, respectively, for the year ended June 30, 2008. During the year ended June 30, 2008, the Fund processed a redemption in-kind of $42,689,937.

26

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $795,087,878, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $229,631,095 and net appreciation for federal income tax purposes was $565,456,783. At June 30, 2008, aggregate cost for Federal income tax purposes was $5,476,277,956.

6. Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the year ended June 30, 2008, the Fund held the following securities of affiliated companies:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Affiliated Company	6/30/07	Cost	Shares	Proceeds	Shares	6/30/08	Income	Gain/(Loss)

Blackbaud, Inc.*	$43,296,672	$9,247,705	362,400	$2,802,036	106,900	$47,430,960	$809,277	$202,809
Institutional Money Market Fund	25,189,856	1,385,971,233	1,385,971,233	1,375,643,228	1,375,643,228	35,517,861	1,503,518	—
Jos A. Bank Clothiers Inc.*	45,781,802	2,511,952	69,100	35,659,667	1,173,074	—	—	(3,348,168)
VASCO Data Security International, Inc.*	—	61,178,429	2,211,300	23,145,500	2,211,300	—	—	(38,032,930)
Veeco Instruments Inc.*	37,524,882	1,429,253	68,900	31,668,624	1,878,200	—	—	(10,806,045)
Wright Express Corporation*	52,080,119	26,817,297	780,500	19,843,728	626,900	41,497,840	—	(2,306,282)

*	Not affiliated at June 30, 2008.

7. Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $27,821.

27

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

8. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from a redemption in-kind, foreign currency gains and losses and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-In Capital

$16,466,389	$(11,711,319)	$(4,755,070)

During the year ended June 30, 2008, dividends of $70,072,276 were paid to shareholders from capital gains on a tax basis. During the year ended June 30, 2007, dividends of $4,934,983 were paid to shareholders from ordinary income on a tax basis.

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post October	Unrealized
Capital Gains	Loss	Appreciation	Total

$4,801,971	$(171,039,073)	$565,456,783	$399,219,681

The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year.

The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $171,039,073.

28

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $8,670,661.

10. Tax Information (Unaudited)

For the fiscal year ended June 30, 2008, the Fund designates approximately $39,217,171 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $70,072,276.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

29

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (”Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the implementation of new advisory fee breakpoints and the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

30

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees, including through the addition of contractual fee breakpoints, as in the case of the Fund, or the reduction of its advisory fees for other Funds;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

31

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on both a gross and net basis, exceeded the performance of the Fund’s benchmarks for the one-, three- and five-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, and (3) the Fund had favorable Lipper rankings and Morningstar ratings and was classified as a “Lipper Leader.”

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory

32

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in advisory fees, as in the case of the Fund) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as

33

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the implementation of contractual advisory fee breakpoints and the continuation of the Advisory Agreement for an additional annual period commencing on July 1, 2008.

34

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

35

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

36

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

37

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08);

38

Munder Mid-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2008 (continued)

Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

39

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Mid-Cap Core Growth Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

40

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41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMCCG608

ANNUAL REPORT
June 30, 2008

Munder Mid-Cap Value Fund
Class A, C, K, R & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Statement of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
15	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. To obtain a prospectus, please visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets are invested in the financials sector, whose performance can be significantly negatively impacted by economic downturns and changes in government regulation and interest rates. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund from its inception through June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, Julie Hollinshead, John Kreiter, John Richardson and Joseph Skornicka

The Fund posted a negative return for the period from its inception on September 4, 2007 through June 30, 2008, reflecting the difficult investment environment across virtually all segments of the stock market. However, the Fund showed significant relative strength, posting a -4.72% return compared to the -11.92% return for its Russell Midcap® Value benchmark. Stock selection, particularly in the financials, information technology and utilities sectors, was largely responsible for the Fund’s strong relative performance.

One of the reasons for the strength in the financials sector was the avoidance of a number of financials stocks, particularly banking stocks, which had double-digit negative returns for the period and were represented in the Fund’s Russell Midcap® Value benchmark. Among the financials stocks held in the Fund that had the greatest positive impact on relative performance were three real estate investment trusts (REITs): Alexandria Real Estate Equities, Inc. (2.0% of the Fund), Annaly Capital Management, Inc. (2.1% of the Fund) and Digital Realty Trust, Inc. (1.8% of the Fund). Assurant, Inc. (2.1% of the Fund), an insurance company, also had a significant positive impact on the Fund’s relative returns. All of these stocks had positive absolute performance and more than offset the negative impact of weaker holdings in the sector, including Delphi Financial Group, Inc. (0.8% of the Fund).

All of the Fund’s six holdings in the utilities sector had a positive impact on the Fund’s relative performance, and all but one had positive absolute performance for the year ended June 30, 2008. Top contributors included MDU Resources Group, Inc. (3.5% of the Fund) and three gas utilities: Energen Corporation (2.4% of the Fund), Equitable Resources, Inc. (1.7% of the Fund) and Questar Corporation (2.2% of the Fund).

The strong relative performance in the information technology sector was primarily due to three holdings that were not represented in the Fund’s Russell Midcap® Value benchmark, FLIR Systems, Inc., Amphenol Corporation (1.9% of the Fund) and MEMC Electronic Materials, Inc. (1.7% of the Fund). FLIR was sold in April because of valuation concerns.

Weaker stock selection occurred in the industrials and materials sectors. Oshkosh Corporation (0.9% of the Fund) was the most significant detractor from relative performance in the industrials sector, while an overweighted position in Allegheny Technologies Incorporated (1.5% of the Fund), along with the lack of positions in United States Steel Corporation and The Mosaic Company, both of which had strong performance for the year ended June 30, 2008, held back the Fund’s relative performance in the materials sector.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell Midcap® Value Index is an unmanaged index that measures the performance of a subset of the 800 smallest Russell 1000® companies (the largest 1,000 U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s Class Y Shares since the inception of the Fund. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Mid-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08 SINCE INCEPTION
			Russell	Lipper	Lipper
			Midcap®	Mid-Cap	Mid-Cap
Class and	With	Without	Value	Core Funds	Value Funds
Inception Date	Load	Load	Index*	Median**	Median**

CLASS Y 9/4/07	N/A	$9,528	$8,808	$9,276	$8,842

CLASS A 9/4/07	$8,998#	$9,520	$8,808	$9,276	$8,842

CLASS C 9/4/07	$9,363†	$9,457	$8,808	$9,276	$8,842

CLASS K 9/4/07	N/A	$9,510	$8,808	$9,276	$8,842

CLASS R 9/4/07	N/A	$9,492	$8,808	$9,276	$8,842

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

*	The Russell Midcap® Value Index is an unmanaged index that measures the performance of a subset of the 800 smallest Russell 1000® companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates.

**	The Lipper Mid-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. The Lipper Mid-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information.

v

	TOTAL RETURNS THROUGH 6/30/08(1)
	Since		Since
Class and	Inception		Inception
Inception Date	w/load		w/out load

CLASS Y 9/4/07	N/A		(4.72)%

CLASS A 9/4/07	(10.02)%	#	(4.80)%

CLASS C 9/4/07	(6.37)%	†	(5.43)%

CLASS K 9/4/07	N/A		(4.90)%

CLASS R 9/4/07	N/A		(5.08)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, estimated gross expense ratios for Class Y, A, C, K and R Shares of the Fund are 1.97%, 2.22%, 2.97%, 2.22% and 2.47%, respectively, and net expense ratios for Class Y, A, C, K and R Shares of the Fund are 1.23%, 1.48%, 2.23%, 1.48% and 1.73%, respectively. Actual expenses for the fiscal period ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management has reimbursed certain expenses of the Fund since its inception and has agreed to continue to do so through at least October 31, 2009. Total returns would have been lower if Munder Capital Management had not reimbursed expenses during the period.

(1)	Not annualized.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$951.70	$7.04	1.45%
Class C	$1,000.00	$947.60	$10.65	2.20%
Class K	$1,000.00	$950.70	$7.03	1.45%
Class R	$1,000.00	$949.60	$8.24	1.70%
Class Y	$1,000.00	$951.70	$5.82	1.20%

Hypothetical
Class A	$1,000.00	$1,017.65	$7.27	1.45%
Class C	$1,000.00	$1,013.92	$11.02	2.20%
Class K	$1,000.00	$1,017.65	$7.27	1.45%
Class R	$1,000.00	$1,016.41	$8.52	1.70%
Class Y	$1,000.00	$1,018.90	$6.02	1.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Mid-Cap Value Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 98.8%
Consumer Discretionary — 13.3%
Auto Components — 2.1%
580	BorgWarner Inc.	$25,740

Hotels, Restaurants & Leisure — 1.2%
440	Penn National Gaming, Inc. †	14,146

Household Durables — 0.9%
175	Mohawk Industries, Inc. †	11,217

Leisure Equipment & Products — 1.5%
530	Hasbro, Inc.	18,932

Media — 1.7%
470	Omnicom Group Inc.	21,094

Multiline Retail — 1.0%
390	Nordstrom, Inc.	11,817

Specialty Retail — 1.7%
1,445	Penske Automotive Group, Inc.	21,299

Textiles, Apparel & Luxury Goods — 3.2%
620	Coach, Inc. †	17,906
815	Wolverine World Wide, Inc.	21,736

		39,642

Total Consumer Discretionary		163,887

Consumer Staples — 7.1%
Food Products — 5.5%
515	Campbell Soup Company	17,232
790	Flowers Foods, Inc.	22,388
140	General Mills, Inc.	8,508
545	McCormick & Company, Incorporated	19,435

		67,563

Household Products — 1.1%
255	Clorox Company (The)	13,311

Personal Products — 0.5%
175	Herbalife Ltd.	6,781

Total Consumer Staples		87,655

See Notes to Financial Statements.

1

Munder Mid-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy — 7.3%
Energy Equipment & Services — 5.0%
200	Core Laboratories N.V. †	$28,470
520	Oil States International, Inc. †	32,989

		61,459

Oil, Gas & Consumable Fuels — 2.3%
780	Mariner Energy, Inc. †	28,836

Total Energy		90,295

Financials — 29.8%
Capital Markets — 4.4%
240	Affiliated Managers Group, Inc. †	21,614
490	Federated Investors, Inc., Class B	16,866
905	TD AMERITRADE Holding Corporation †	16,372

		54,852

Commercial Banks — 3.4%
285	Cullen/Frost Bankers, Inc.	14,207
120	M&T Bank Corporation	8,465
470	Marshall & Ilsley Corporation	7,205
920	Synovus Financial Corp.	8,031
140	Zions Bancorporation	4,409

		42,317

Diversified Financial Services — 1.5%
1,755	KKR Financial Holdings LLC	18,428

Insurance — 9.6%
420	ACE Limited	23,138
290	Arch Capital Group Ltd. †	19,233
785	Aspen Insurance Holdings Limited	18,581
385	Assurant, Inc.	25,394
545	Axis Capital Holdings Limited	16,246
440	Delphi Financial Group, Inc.	10,182
310	Genworth Financial, Inc., Class A	5,521

		118,295

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Real Estate Investment Trusts (REITs) — 10.9%
250	Alexandria Real Estate Equities, Inc.	$24,335
1,640	Annaly Capital Management, Inc.	25,437
635	Corporate Office Properties Trust	21,800
530	Digital Realty Trust, Inc.	21,682
545	Kimco Realty Corporation	18,813
400	ProLogis	21,740

		133,807

Total Financials		367,699

Health Care — 3.7%
Health Care Equipment & Supplies — 0.6%
170	St. Jude Medical, Inc. †	6,950

Health Care Providers & Services — 1.8%
395	McKesson Corporation	22,084

Life Sciences Tools & Services — 1.3%
210	Techne Corporation †	16,252

Total Health Care		45,286

Industrials — 10.7%
Electrical Equipment — 4.3%
450	AMETEK, Inc.	21,249
380	Belden Inc.	12,875
325	General Cable Corporation †	19,776

		53,900

Industrial Conglomerates — 0.8%
330	Carlisle Companies Incorporated	9,570

Machinery — 4.7%
160	Eaton Corporation	13,595
430	IDEX Corporation	15,841
525	Oshkosh Corporation	10,862
340	Terex Corporation †	17,466

		57,764

Road & Rail — 0.9%
200	Landstar System, Inc.	11,044

Total Industrials		132,278

See Notes to Financial Statements.

3

Munder Mid-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology — 9.1%
Communications Equipment — 0.8%
185	CommScope, Inc. †	$9,762

Computers & Peripherals — 0.5%
330	Seagate Technology	6,313

Electronic Equipment & Instruments — 3.3%
520	Amphenol Corporation, Class A	23,338
290	Anixter International Inc. †	17,252

		40,590

Internet Software & Services — 1.3%
675	j2 Global Communications, Inc. †	15,525

Semiconductors & Semiconductor Equipment — 1.7%
340	MEMC Electronic Materials, Inc. †	20,924

Software — 1.5%
665	Intuit Inc. †	18,334

Total Information Technology		111,448

Materials — 5.9%
Chemicals — 1.5%
320	Airgas, Inc.	18,685

Containers & Packaging — 1.1%
210	Greif Inc., Class A	13,446

Metals & Mining — 3.3%
300	Allegheny Technologies Incorporated	17,784
300	Reliance Steel & Aluminum Co.	23,127

		40,911

Total Materials		73,042

Utilities — 11.9%
Electric Utilities — 2.2%
525	Edison International	26,975

Gas Utilities — 6.2%
385	Energen Corporation	30,041
295	Equitable Resources, Inc.	20,373
375	Questar Corporation	26,640

		77,054

See Notes to Financial Statements.

4

Shares		Value

Utilities (Continued)
Multi-Industry — 3.5%
1,225	MDU Resources Group, Inc.	$42,703

Total Utilities		146,732

TOTAL COMMON STOCKS
(Cost $1,263,504)		1,218,322

TOTAL INVESTMENTS
(Cost $1,263,504)	98.8%	1,218,322
OTHER ASSETS AND LIABILITIES (Net)	1.2	15,326

NET ASSETS	100.0%	$1,233,648

†	Non-income producing security.

See Notes to Financial Statements.

5

Munder Mid-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

At June 30, 2008, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	%
	Net Assets	Value

COMMON STOCKS:
United States	89.1%	$1,099,560
Bermuda	6.3	77,198
Netherlands	2.3	28,470
Cayman Islands	1.1	13,094

TOTAL COMMON STOCKS	98.8	1,218,322
OTHER ASSETS AND LIABILITIES (Net)	1.2	15,326

NET ASSETS	100.0%	$1,233,648

See Notes to Financial Statements.

6

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7

Munder Mid-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value (see accompanying schedule)	$1,218,322
Cash	15,185
Dividends receivable	2,234
Receivable from Advisor	30,346
Receivable for investment securities sold	39,975
Receivable for Fund shares sold	7
Prepaid expenses and other assets	6,213

Total Assets	1,312,282

LIABILITIES:
Payable for investment securities purchased	15,825
Transfer agency/record keeping fees payable	22,023
Trustees’ fees and expenses payable	18,484
Custody fees payable	2,571
Administration fees payable	6,888
Investment advisory fees payable	637
Distribution and shareholder servicing fees payable — Class A, C and R Shares	251
Shareholder servicing fees payable — Class K Shares	12
Accrued expenses and other payables	11,943

Total Liabilities	78,634

NET ASSETS	$1,233,648

Investments, at cost	$1,263,504

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(622)
Accumulated net realized loss on investments sold	(8,518)
Net unrealized depreciation of investments	(45,182)
Paid-in capital	1,287,970

$1,233,648

NET ASSETS:
Class A Shares	$590,640

Class C Shares	$129,155

Class K Shares	$57,073

Class R Shares	$58,406

Class Y Shares	$398,374

SHARES OUTSTANDING:
Class A Shares	62,525

Class C Shares	13,730

Class K Shares	6,045

Class R Shares	6,194

Class Y Shares	42,152

CLASS A SHARES:
Net asset value and redemption price per share	$9.45

Maximum sales charge	5.50%
Maximum offering price per share	$10.00

CLASS C SHARES:
Net asset value and offering price per share*	$9.41

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.44

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$9.43

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.45

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Value Fund

Statement of Operations, For the Period Ended June 30, 2008(a)

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies	$9,652
Dividends on securities of affiliated company	1,172

Total Investment Income	10,824

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	701
Class C Shares	664
Class R Shares	244
Shareholder servicing fees:
Class K Shares	121
Administration fees	68,825
Registration and filing fees	60,000
Transfer agency/record keeping fees	51,392
Legal and audit fees	42,194
Printing and mailing fees	33,324
Custody fees	20,639
Trustees’ fees and expenses	31,311
Investment advisory fees	3,927
Other	13,465

Total Expenses	326,807
Fees waived and expenses reimbursed by Advisor	(318,794)

Net Expenses	8,013

NET INVESTMENT INCOME	2,811

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions	(8,086)
Net change in unrealized appreciation/(depreciation) of securities	(45,182)

Net realized and unrealized loss on investments	(53,268)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,457)

(a)	The Fund commenced operations on September 4, 2007.

See Notes to Financial Statements.

10

Munder Mid-Cap Value Fund

Statement of Changes in Net Assets

Period Ended
June 30, 2008(a)

Net investment income	$2,811
Net realized loss from security transactions	(8,086)
Net change in unrealized appreciation/(depreciation) of securities	(45,182)

Net decrease in net assets resulting from operations	(50,457)
Dividends to shareholders from net investment income:
Class A Shares	(1,998)
Class C Shares	(216)
Class K Shares	(353)
Class R Shares	(303)
Class Y Shares	(478)
Distributions to shareholders from net realized gains:
Class A Shares	(523)
Class C Shares	(98)
Class K Shares	(92)
Class R Shares	(92)
Class Y Shares	(110)
Net increase in net assets from Fund share transactions:
Class A Shares	620,348
Class C Shares	135,658
Class K Shares	60,445
Class R Shares	61,905
Class Y Shares	409,944
Short-term trading fees	68

Net increase in net assets	$1,233,648
NET ASSETS:
Beginning of period	—

End of period	$1,233,648

Accumulated distributions in excess of net investment income	$(622)

(a)	The Fund commenced operations on September 4, 2007.

See Notes to Financial Statements.

11

Munder Mid-Cap Value Fund

Statement of Changes in Net Assets — Capital Stock Activity

Period Ended
June 30, 2008(a)

Amount
Class A Shares:
Sold	$722,313
Issued as reinvestment of dividends and distributions	2,334
Redeemed	(104,299)

Net increase	$620,348

Class C Shares:
Sold	$141,345
Issued as reinvestment of dividends and distributions	313
Redeemed	(6,000)

Net increase	$135,658

Class K Shares:
Sold	$60,000
Issued as reinvestment of dividends and distributions	445

Net increase	$60,445

Class R Shares:
Sold	$62,000
Issued as reinvestment of dividends and distributions	395
Redeemed	(490)

Net increase	$61,905

Class Y Shares:
Sold	$409,856
Issued as reinvestment of dividends and distributions	588
Redeemed	(500)

Net increase	$409,944

(a)	The Fund commenced operations on September 4, 2007.

See Notes to Financial Statements.

12

Period Ended
June 30, 2008(a)

Shares
Class A Shares:
Sold	73,951
Issued as reinvestment of dividends and distributions	234
Redeemed	(11,660)

Net increase	62,525

Class C Shares:
Sold	14,332
Issued as reinvestment of dividends and distributions	31
Redeemed	(633)

Net increase	13,730

Class K Shares:
Sold	6,000
Issued as reinvestment of dividends and distributions	45

Net increase	6,045

Class R Shares:
Sold	6,202
Issued as reinvestment of dividends and distributions	40
Redeemed	(48)

Net increase	6,194

Class Y Shares:
Sold	42,144
Issued as reinvestment of dividends and distributions	59
Redeemed	(51)

Net increase	42,152

(a)	The Fund commenced operations on September 4, 2007.

See Notes to Financial Statements.

13

Munder Mid-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Period

	A Shares		C Shares		K Shares		R Shares		Y Shares
	Period Ended		Period Ended		Period Ended		Period Ended		Period Ended
	6/30/08(b)		6/30/08(b)		6/30/08(b)		6/30/08(b)		6/30/08(b)

Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income/(loss) from investment operations:
Net investment income/(loss)	0.05		(0.01)		0.04		0.02		0.09
Net realized and unrealized loss on investments	(0.52)		(0.53)		(0.52)		(0.52)		(0.55)

Total from investment operations	(0.47)		(0.54)		(0.48)		(0.50)		(0.46)

Less distributions:
Dividends from net investment income	(0.06)		(0.03)		(0.06)		(0.05)		(0.07)
Distributions from net realized gains	(0.02)		(0.02)		(0.02)		(0.02)		(0.02)

Total distributions	(0.08)		(0.05)		(0.08)		(0.07)		(0.09)

Short-term trading fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$9.45		$9.41		$9.44		$9.43		$9.45

Total return(c)	(4.80)%		(5.43)%		(4.90)%		(5.08)%		(4.72)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$591		$129		$57		$58		$398
Ratio of operating expenses to average net assets	1.45	%(e)	2.20	%(e)	1.45	%(e)	1.70	%(e)	1.20	%(e)
Ratio of net investment income/(loss) to average net assets	0.58	%(e)	(0.17	)%(e)	0.53	%(e)	0.27	%(e)	1.16	%(e)
Portfolio turnover rate	62%		62%		62%		62%		62%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	60.33	%(e)	63.50	%(e)	67.30	%(e)	67.40	%(e)	62.90	%(e)

(a)	The Fund commenced operations on September 4, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statements.

14

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Mid-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted

15

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of the foreign markets, and/or country-specific information.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are

16

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended June 30, 2008.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

17

Munder Mid-Cap Value Fund
 Notes to Financial Statements, June 30, 2008 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.45%, 2.20%, 1.45%, 1.70%, and 1.20% for Class A, Class C, Class K, Class, R, and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the period ended June 30, 2008, the Advisor reimbursed expenses on behalf of the Fund totaling $318,794, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2008, the total amount eligible for repayment to the Advisor was $318,794. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

18

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates, subject to a Fund minimum fee of $74,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended June 30, 2008, the Advisor earned $68,825 before payment of sub-administration fees and $40,627 after payment of sub-administration fees for its administrative services to the Fund. During the period ended June 30, 2008, the Fund paid an annual effective rate of 13.1470% before expense reimbursements and 0.00% after expense reimbursements for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the period ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $62 in advisory fees before waivers and expense reimbursements ($4 after waivers and expense reimbursements) and $25 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet

19

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class C	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short term investments and U.S. government securities were $1,685,529 and $405,182, respectively, for the period ended June 30, 2008.

20

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $49,004, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $110,812 and net depreciation for Federal income tax purposes was $61,808. At June 30, 2008, aggregate cost for Federal income tax purposes was $1,280,130.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	9/4/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$—	$1,418,714	1,418,714	$1,418,714	1,418,714	$—	$1,172	$—

7.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the period ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the period ended June 30, 2008, total commitment fees for the Fund were $2.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by

21

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from partnership basis adjustments and non-deductible 12b-1 fees were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain	Capital

$(85)	$483	$(398)

During the period ended June 30, 2008, dividends of $4,263 were paid to shareholders from ordinary income on a tax basis.

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Undistributed	Unrealized
Income	Long-Term Gain	Depreciation	Total

$12,928	$75	$(61,808)	$(48,805)

The differences between book and tax distributable earnings are primarily due to wash sales, deferred trustees’ fees and partnership adjustments.

10.	Tax Information (Unaudited)

Of the distributions paid by the Fund, 31.58% will qualify for dividend received deduction available to corporate shareholders.

For the period ended June 30, 2008, the Fund designated approximately $9,652 pursuant to the Internal Revenue Code as qualified income eligible for reduced taxes.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most

22

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available lists and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The

23

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory

24

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered (1) the total return, on both a gross and net basis, of the Fund’s Class Y Shares for the period since inception of the Fund through December 31, 2007 and compared this information to the performance of the Fund’s benchmark index; and (2) the total return, on a net basis, of the Fund’s Class Y Shares for the quarter ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors. In this regard, the Board considered that the Fund’s total return for Class Y Shares, on both a gross and net basis, exceeded the performance of the benchmark for the period since inception of the Fund through December 31, 2007. Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board

25

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. Based on these facts, the Board concluded that the

26

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

27

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

28

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

29

Munder Mid-Cap Value Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

30

Munder Mid-Cap Value Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08);

31

Munder Mid-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Value Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Mid-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 4, 2007 (commencement of operations) to June 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Value Fund of Munder Series Trust at June 30, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 4, 2007 (commencement of operations) to June 30, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

33

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMCV608

ANNUAL REPORT
June 30, 2008

The Munder S&P® Index Funds
Class K and Y Shares

Munder S&P® MidCap Index Equity Fund
Munder S&P® SmallCap Index Equity Fund

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

Portfolios of Investments:
1	Munder S&P® MidCap Index Equity Fund
17	Munder S&P® SmallCap Index Equity Fund
40	Statements of Assets and Liabilities
42	Statements of Operations
43	Statements of Changes in Net Assets
46	Statements of Changes in Net Assets — Capital Stock Activity
48	Financial Highlights
53	Notes to Financial Statements
74	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each investment company can be found in each Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

Both the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Because each Fund’s goal is to invest in securities included in an index without regard to market trends, it may be particularly susceptible to a general decline in the market represented by that index.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie charts illustrate the allocation of each Fund’s investments by sector. Complete lists of holdings as of June 30, 2008, which are further broken down by industry, are contained in each Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available holdings data by calling (800) 468-6337.

MUNDER S&P® MIDCAP INDEX EQUITY FUND

 SECTOR ALLOCATION

ii

MUNDER S&P® SMALLCAP INDEX EQUITY FUND

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the applicable Fund for the year ended June 30, 2008. Performance of Class K Shares will differ. The returns for each Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Munder S&P® MidCap Index Equity Fund Portfolio Management Team: Alexander Ilyasov, Kenneth Schluchter and Kevin Yousif

Reflecting the negative stock market environment, the S&P® MidCap Index Equity Fund posted a -7.91% return for the one year ended June 30, 2008, compared to a -7.34% return for the S&P MidCap 400® Index.

The Fund’s goal is to track closely the total return of the S&P MidCap 400® Index. The weight of each of the 400 stocks held in the Fund is monitored closely relative to its weight in the S&P MidCap 400® universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return for the year ended June 30, 2008 was in line with that of its S&P MidCap 400® benchmark. One key reason for the difference in returns between the Fund and its benchmark is that expenses are deducted from the Fund before its return is calculated.

Although mid-cap returns during the year ended June 30, 2008 were not as negative as returns for small-cap or large-cap stocks, seven of the S&P MidCap 400® sectors posted negative returns. The greatest weakness came from the consumer discretionary sector, with a return of -29%. Other sectors posting negative double-digit returns included financials, telecommunication services, information technology and consumer staples. The greatest strength came from the energy sector, with a return of 60%. The other sectors with positive returns included materials and utilities.

iii

Management’s Discussion of
 Fund Performance (continued)

Based on both absolute return and weight in the Index, the energy sector made the greatest positive contribution to the return of the S&P MidCap 400®, adding over four percentage points to its performance for the year ended June 30, 2008. The materials sector added approximately 0.8%. In contrast, the consumer discretionary and financials sectors each subtracted close to four percentage points from the Index’s return for the year, while the information technology sector subtracted just over 2.5 percentage points.

Munder S&P® SmallCap Index Equity Fund Portfolio Management Team: Alexander Ilyasov, Kenneth Schluchter and Kevin Yousif

The investment environment for small-cap stocks was especially difficult during the year ended June 30, 2008 and the S&P® SmallCap Index Equity Fund posted a return of -15.42%, compared to the -14.67% return for the S&P SmallCap 600® Index.

The Fund’s goal is to track closely the total return of the S&P SmallCap 600® Index. The weight of each of the 600 stocks held in the Fund is monitored closely relative to its weight in the S&P SmallCap 600® universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return for the year ended June 30, 2008 was in line with that of its S&P SmallCap 600® benchmark. One key reason for the difference in returns is that expenses are deducted from the Fund before its return is calculated.

Reflecting the difficult environment for small-cap stocks during the year ended June 30, 2008, nine of the ten sectors of the S&P SmallCap 600® Index posted negative returns. The greatest weakness was seen in the telecommunication services sector, which posted a -54% return. This is a small sector of the S&P SmallCap 600® universe, however, with a weight of around 0.2%. Other sectors with double-digit negative returns included consumer discretionary, financials, materials, information technology, consumer staples and industrials. The energy sector was the only sector with positive performance, posting a return of 55%.

Based on both absolute return and weight in the Index, the energy sector made a positive contribution to the Index’s return for the year of just over four percentage points. The largest detractors from the Index’s return included the consumer discretionary and financials sectors, which subtracted 5.8 and 5.0 percentage points, respectively, from the Index’s return for the year ended June 30, 2008.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”) is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index (“S&P SmallCap 600® Index”) is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market.

You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graphs represent the performance of each Fund’s oldest class of shares, Class Y Shares, over the past ten years or since inception, whichever period is shorter. The tables following each line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered. Differing expenses of the class not shown in the line graph will have an effect on performance. In addition, the information contained in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder S&P® MidCap Index Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
	Munder S&P®
Class and	MidCap Index	S&P MidCap
Inception Date	Equity Fund	400® Index*

CLASS Y 2/13/98	$24,647	$25,565

CLASS K 11/4/99	$21,049	$22,340

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
Class and	One	Five	Ten	Since
Inception Date	Year	Years	Years	Inception

CLASS Y 2/13/98	(7.91)%	12.03%	9.44%	9.58%

CLASS K 11/4/99	(8.15)%	11.77%	N/A	8.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current prospectus, the gross expense ratios for Class Y and K Shares of the Munder S&P® MidCap Index Equity Fund during the fiscal year ended 6/30/07 were 0.59% and 0.84%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1998-2004 calendar years and the Fund’s Class K Shares during the 1999-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market.

vii

Hypothetical and Total Returns (continued)

Munder S&P® SmallCap Index Equity Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

viii

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION THROUGH 6/30/08
	Munder S&P®
Class and	SmallCap Index	S&P SmallCap
Inception Date	Equity Fund	600® Index*

CLASS Y 10/27/99(1)	$20,955	$22,995

CLASS K 11/4/99	$20,531	$21,939

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
Class and	One	Five	Since
Inception Date	Year	Years	Inception

CLASS Y 10/27/99(1)	(15.42)%	10.92%	8.90%

CLASS K 11/4/99	(15.67)%	10.64%	8.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current prospectus, the gross expense ratios for Class Y and K Shares the Munder S&P® SmallCap Index Equity Fund during the fiscal year ended 6/30/07 were 0.55% and 0.80%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class Y Shares during the 1997-2004 calendar years and the Fund’s Class K Shares during the 1999-2004 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

(1)	The Munder S&P® SmallCap Index Equity Fund commenced initial operations on August 7, 1997, ceased operations on May 18, 1998 and resumed operations on October 27, 1999. Information is provided for the period beginning on October 27, 1999.

*	The S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market.

ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The sections of the tables below entitled “Actual” provide information about actual account values and actual expenses for each class of each Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the Fund and class you own. If your account is an IRA, your expenses may also have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The sections of the tables below entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of either Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the tables for the Funds and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

Munder S&P® MidCap Index Equity Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class K	$1,000.00	$956.80	$4.18	0.86%
Class Y	$1,000.00	$957.30	$2.97	0.61%

Hypothetical
Class K	$1,000.00	$1,020.59	$4.32	0.86%
Class Y	$1,000.00	$1,021.83	$3.07	0.61%

Munder S&P® SmallCap Index Equity Fund

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class K	$1,000.00	$922.80	$4.59	0.96%
Class Y	$1,000.00	$923.80	$3.44	0.72%

Hypothetical
Class K	$1,000.00	$1,020.09	$4.82	0.96%
Class Y	$1,000.00	$1,021.28	$3.62	0.72%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 96.1%
Consumer Discretionary — 11.2%
Auto Components — 0.9%
3,770	ArvinMeritor, Inc. (a)	$47,049
5,797	BorgWarner Inc. (a),(b)	257,271
7,210	Gentex Corporation	104,112
3,865	Lear Corporation †	54,806
1,691	Modine Manufacturing Company (a)	20,918

		484,156

Automobiles — 0.1%
1,716	Thor Industries, Inc. (a)	36,482

Diversified Consumer Services — 1.6%
4,472	Career Education Corporation †,(a)	65,336
4,252	Corinthian Colleges, Inc. †,(a)	49,366
3,000	DeVry, Inc. (a)	160,860
1,434	ITT Educational Services, Inc. †,(a)	118,491
1,552	Matthews International Corporation, Class A	70,244
2,147	Regis Corporation (a)	56,573
13,107	Service Corporation International (a)	129,235
3,377	Sotheby’s (a)	89,051
709	Strayer Education, Inc. (a)	148,231

		887,387

Hotels, Restaurants & Leisure — 1.1%
1,547	Bob Evans Farms, Inc. (a)	44,244
2,805	Boyd Gaming Corporation (a)	35,231
5,065	Brinker International, Inc.	95,728
1,146	CBRL Group, Inc.	28,088
3,349	Cheesecake Factory, Incorporated (The) †,(a)	53,283
1,651	Chipotle Mexican Grill, Inc., Class A †,(a)	136,406
1,490	International Speedway Corporation, Class A (a)	58,155
1,697	Life Time Fitness, Inc. †,(a)	50,146
3,273	Scientific Games Corporation †,(a)	96,946

		598,227

Household Durables — 1.4%
2,458	American Greetings Corporation, Class A (a)	30,332
1,249	Blyth, Inc.	15,025
2,510	Furniture Brands International, Inc. (a)	33,534
2,276	Hovnanian Enterprises, Inc., Class A †,(a)	12,473
1,752	M.D.C. Holdings, Inc. (a)	68,433

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
2,773	Mohawk Industries, Inc. †,(b)	$177,749
263	NVR, Inc. †	131,521
2,114	Ryland Group, Inc. (The) (a)	46,106
6,428	Toll Brothers, Inc. †,(a)	120,396
3,085	Tupperware Brands Corporation (a)	105,569

		741,138

Internet & Catalog Retail — 0.1%
2,236	Netflix, Inc. †,(a)	58,293

Leisure Equipment & Products — 0.1%
3,431	Callaway Golf Company (a)	40,589

Media — 1.2%
4,553	Belo Corp., Class A	33,282
4,011	DreamWorks Animation SKG, Inc. †	119,568
1,366	Entercom Communications Corp.	9,589
2,388	Getty Images, Inc. †	81,025
2,157	Harte-Hanks, Inc. (a)	24,698
2,252	John Wiley & Sons, Inc.	101,408
3,874	Lamar Advertising Company, Class A †,(a)	139,580
2,075	Lee Enterprises Incorporated (a)	8,279
2,400	Marvel Entertainment, Inc. †,(a)	77,136
1,183	Media General, Inc., Class A (a)	14,137
1,300	Scholastic Corporation †,(a)	37,258
2,487	Valassis Communications, Inc. †,(a)	31,137

		677,097

Multiline Retail — 0.4%
2,430	99¢ Only Stores †	16,038
4,484	Dollar Tree Stores, Inc. †	146,582
7,095	Saks, Inc. †,(a)	77,903

		240,523

Specialty Retail — 3.6%
4,731	Advance Auto Parts, Inc.	183,705
3,350	Aeropostale, Inc. †,(a)	104,955
10,278	American Eagle Outfitters, Inc. (a),(b)	140,089
2,948	AnnTaylor Stores Corporation †,(a)	70,634

See Notes to Financial Statements.

Shares		Value

Consumer Discretionary (Continued)
Specialty Retail (Continued)
2,277	Barnes & Noble, Inc. (a)	$56,561
3,041	Borders Group, Inc. (a)	18,246
10,932	CarMax, Inc. †,(a)	155,125
5,665	Charming Shoppes, Inc. †,(a)	26,002
8,811	Chico’s FAS, Inc. †,(a),(b)	47,315
3,102	Coldwater Creek Inc. †,(a)	16,378
3,192	Collective Brands, Inc. †,(a)	37,123
4,167	Dick’s Sporting Goods, Inc. †	73,922
7,733	Foot Locker, Inc. (a)	96,276
2,737	Guess?, Inc. (a)	102,501
5,776	O’Reilly Automotive, Inc. †	129,094
3,442	Pacific Sunwear of California, Inc. †	29,360
6,358	PetSmart, Inc.	126,842
3,331	Rent-A-Center, Inc. †	68,519
6,632	Ross Stores, Inc.	235,569
5,651	Urban Outfitters, Inc. †,(a)	176,255
4,407	Williams-Sonoma, Inc. (a)	87,435

		1,981,906

Textiles, Apparel & Luxury Goods — 0.7%
4,697	Hanesbrands, Inc. †	127,477
2,578	Phillips-Van Heusen Corporation	94,406
2,407	Timberland Company (The), Class A †,(a)	39,355
1,800	Under Armour, Inc. †,(a)	46,152
2,259	Warnaco Group, Inc. (The) †,(a)	99,554

		406,944

Total Consumer Discretionary		6,152,742

Consumer Staples — 2.9%
Beverages — 0.3%
3,035	Hansen Natural Corporation †,(a)	87,469
2,962	PepsiAmericas, Inc. (a)	58,588

		146,057

Food & Staples Retailing — 0.3%
2,986	BJ’s Wholesale Club, Inc. †,(a)	115,558
1,860	Ruddick Corporation	63,817

		179,375

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Food Products — 1.1%
3,698	Corn Products International, Inc.	$181,609
3,598	Hormel Foods Corporation (a)	124,527
2,782	J.M. Smucker Company (The)	113,060
1,032	Lancaster Colony Corporation (a)	31,249
5,853	Smithfield Foods, Inc. †	116,358
1,369	Tootsie Roll Industries, Inc. (a)	34,403

		601,206

Household Products — 0.7%
3,322	Church & Dwight Co., Inc. (a)	187,195
2,876	Energizer Holdings, Inc. †,(a),(b)	210,207

		397,402

Personal Products — 0.4%
4,323	Alberto-Culver Company (a)	113,565
2,583	NBTY, Inc. †	82,811

		196,376

Tobacco — 0.1%
1,361	Universal Corporation (a)	61,544

Total Consumer Staples		1,581,960

Energy — 10.6%
Energy Equipment & Services — 4.0%
3,269	Exterran Holdings, Inc. †,(a)	233,701
6,394	FMC Technologies, Inc. †,(b)	491,890
5,189	Helmerich & Payne, Inc.	373,712
7,710	Patterson-UTI Energy, Inc. (a)	277,868
8,367	Pride International, Inc. †	395,676
4,043	Superior Energy Services, Inc. †,(a)	222,931
2,569	Tidewater, Inc. (a)	167,062

		2,162,840

Oil, Gas & Consumable Fuels — 6.6%
7,206	Arch Coal, Inc. (b)	540,666
1,681	Bill Barrett Corporation †	99,868
4,144	Cimarex Energy Co.	288,712
12,274	Denbury Resources Inc. †,(b)	448,001
2,673	Encore Acquisition Company †	200,983

See Notes to Financial Statements.

Shares		Value

Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
4,425	Forest Oil Corporation †	$329,663
5,182	Frontier Oil Corporation (a)	123,902
6,583	Newfield Exploration Company †,(b)	429,541
1,337	Overseas Shipholding Group, Inc.	106,318
5,976	Pioneer Natural Resources Company (b)	467,801
5,368	Plains Exploration & Production Company †,(b)	391,703
5,144	Quicksilver Resources, Inc. †,(a)	198,764

		3,625,922

Total Energy		5,788,762

Financials — 14.1%
Capital Markets — 1.9%
2,044	Affiliated Managers Group, Inc. †,(a)	184,083
7,136	Apollo Investment Corporation (a)	102,259
5,789	Eaton Vance Corp. (b)	230,170
5,935	Jefferies Group, Inc. (a)	99,827
4,717	Raymond James Financial, Inc. (a)	124,481
6,261	SEI Investments Company	147,259
4,316	Waddell & Reed Financial, Inc., Class A	151,103

		1,039,182

Commercial Banks — 2.3%
6,374	Associated Banc-Corp (a)	122,954
2,412	Bank of Hawaii Corporation (a)	115,294
2,556	Cathay General Bancorp (a)	27,784
2,021	City National Corporation (a)	85,024
9,878	Colonial BancGroup, Inc. (a)	43,661
3,100	Commerce Bancshares, Inc. (a)	122,946
2,938	Cullen/ Frost Bankers, Inc. (a)	146,459
4,029	FirstMerit Corporation (a)	65,713
1,264	PacWest Bancorp (a)	18,808
1,598	SVB Financial Group †,(a)	76,880
16,523	Synovus Financial Corp. (a)	144,246
5,438	TCF Financial Corporation (a)	65,419
2,627	Webster Financial Corporation (a)	48,862
1,443	Westamerica Bancorporation (a)	75,887
3,389	Wilmington Trust Corporation (a)	89,605

		1,249,542

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Consumer Finance — 0.1%
5,753	AmeriCredit Corp. †,(a)	$49,591

Insurance — 3.2%
3,583	American Financial Group, Inc.	95,845
4,608	Arthur J. Gallagher & Co. (a)	111,053
5,706	Brown & Brown, Inc.	99,227
3,092	Everest Re Group, Ltd. (b)	246,463
10,671	Fidelity National Financial, Inc., Class A	134,455
4,605	First American Corporation (The) (a)	121,572
2,598	Hanover Insurance Group, Inc. (The)	110,415
5,520	HCC Insurance Holdings, Inc.	116,693
2,103	Horace Mann Educators Corporation	29,484
1,780	Mercury General Corporation	83,162
11,538	Old Republic International Corporation (a)	136,610
3,515	Protective Life Corporation	133,746
2,453	StanCorp Financial Group, Inc.	115,193
2,507	Unitrin, Inc.	69,118
7,403	W. R. Berkley Corporation	178,856

		1,781,892

Real Estate Investment Trusts (REITs) — 5.4%
1,602	Alexandria Real Estate Equities, Inc.	155,939
4,901	AMB Property Corporation (b)	246,912
2,552	BRE Properties, Inc. (a)	110,451
2,637	Camden Property Trust (a)	116,714
1,844	Cousins Properties Incorporated (a)	42,596
7,324	Duke Realty Corporation (a)	164,424
1,913	Equity One, Inc. (a)	39,312
2,941	Federal Realty Investment Trust (a)	202,929
4,484	Health Care REIT, Inc. (a)	199,538
2,861	Highwoods Properties, Inc.	89,893
4,700	Hospitality Properties Trust	114,962
4,608	Liberty Property Trust	152,755
3,732	Macerich Company (The) (a)	231,869
3,287	Mack-Cali Realty Corporation	112,317
4,768	Nationwide Health Properties, Inc. (a)	150,144
1,961	Potlatch Corporation	88,480
3,924	Rayonier, Inc. (a)	166,613
5,070	Realty Income Corporation (a)	115,393

See Notes to Financial Statements.

Shares		Value

Financials (Continued)
Real Estate Investment Trusts (Continued)
3,483	Regency Centers Corporation	$205,915
6,403	UDR, Inc. (a)	143,299
3,733	Weingarten Realty Investors (a)	113,185

		2,963,640

Real Estate Management & Development — 0.2%
1,590	Jones Lang LaSalle Incorporated (a)	95,702

Thrifts & Mortgage Finance — 1.0%
4,087	Astoria Financial Corporation (a)	82,067
5,405	First Niagara Financial Group, Inc. (a)	69,508
17,021	New York Community Bancorp, Inc. (a)	303,655
4,199	PMI Group, Inc. (The) (a)	8,188
4,162	Radian Group, Inc. (a)	6,035
4,378	Washington Federal, Inc. (a)	79,242

		548,695

Total Financials		7,728,244

Health Care — 9.8%
Biotechnology — 0.9%
3,387	Cephalon, Inc. †,(a)	225,879
6,048	PDL BioPharma, Inc. †	64,230
7,019	Vertex Pharmaceuticals Incorporated †	234,926

		525,035

Health Care Equipment & Supplies — 2.8%
3,037	Advanced Medical Optics, Inc. †,(a)	56,913
3,139	Beckman Coulter, Inc.	211,977
7,432	Dentsply International, Inc. (a),(b)	273,498
2,739	Edwards Lifesciences Corporation †	169,927
2,702	Gen-Probe Incorporated †	128,291
3,113	Hill-Rom Holdings, Inc.	83,989
12,792	Hologic, Inc. †,(a),(b)	278,866
2,709	Kinetic Concepts, Inc. †,(a)	108,116
3,889	ResMed, Inc. †,(a)	138,993
2,923	STERIS Corporation	84,065

		1,534,635

Health Care Providers & Services — 2.7%
2,190	Apria Healthcare Group, Inc. †,(a)	42,464
4,836	Community Health Systems, Inc. †,(a)	159,491

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services (Continued)
12,148	Health Management Associates, Inc., Class A †,(a)	$79,083
5,358	Health Net, Inc. †	128,913
4,487	Henry Schein, Inc. †,(a)	231,395
1,498	Kindred Healthcare, Inc. †	43,082
2,706	LifePoint Hospitals, Inc. †	76,580
3,664	Lincare Holdings, Inc. †,(a)	104,058
6,096	Omnicare, Inc. (a)	159,837
2,758	Psychiatric Solutions, Inc. †,(a)	104,363
2,539	Universal Health Services, Inc., Class B (a)	160,516
4,240	VCA Antech, Inc. †	117,787
2,087	WellCare Health Plans Inc. †	75,445

		1,483,014

Health Care Technology — 0.3%
3,342	Cerner Corporation †,(a)	150,992

Life Sciences Tools & Services — 2.1%
3,589	Affymetrix, Inc. †,(a)	36,931
3,413	Charles River Laboratories International, Inc. †	218,159
3,139	Covance, Inc. †,(a)	270,017
4,468	Invitrogen Corporation †,(a)	175,414
5,257	Pharmaceutical Product Development, Inc.	225,525
1,929	Techne Corporation †	149,285
1,474	Varian, Inc. †	75,262

		1,150,593

Pharmaceuticals — 1.0%
6,004	Endo Pharmaceuticals Holdings Inc. †	145,237
2,818	Medicis Pharmaceutical Corporation, Class A	58,558
1,789	Par Pharmaceutical Companies, Inc. †,(a)	29,035
3,887	Perrigo Company	123,490
5,382	Sepracor, Inc. †,(a),(b)	107,209
4,459	Valeant Pharmaceuticals International †,(a)	76,294

		539,823

Total Health Care		5,384,092

See Notes to Financial Statements.

Shares		Value

Industrials — 16.5%
Aerospace & Defense — 0.8%
1,641	Alliant Techsystems, Inc. †,(a)	$166,857
4,659	BE Aerospace, Inc. †	108,508
2,070	DRS Technologies, Inc.	162,950

		438,315

Airlines — 0.1%
5,755	AirTran Holdings, Inc. †,(a)	11,740
1,817	Alaska Air Group, Inc. †,(a)	27,873
9,403	JetBlue Airways Corporation †,(a)	35,073

		74,686

Commercial Services & Supplies — 3.7%
2,366	Brink’s Company (The)	154,784
3,397	ChoicePoint Inc. †	163,735
3,394	Copart, Inc. †	145,331
1,702	Corporate Executive Board Company (The)	71,569
6,255	Corrections Corporation of America †	171,825
2,571	Deluxe Corporation	45,815
2,787	Dun & Bradstreet Corporation (The) (a)	244,253
2,802	Herman Miller, Inc.	69,742
2,219	HNI Corporation (a)	39,188
1,155	Kelly Services, Inc., Class A	22,326
2,401	Korn/Ferry International †,(a)	37,768
3,963	Manpower Inc.	230,805
1,462	Mine Safety Appliances Company (a)	58,465
4,709	MPS Group, Inc. †	50,057
2,277	Navigant Consulting, Inc. †,(a)	44,538
7,812	Republic Services, Inc. (a)	232,016
2,192	Rollins, Inc. (a)	32,485
4,305	Stericycle, Inc. †	222,569

		2,037,271

Construction & Engineering — 2.0%
2,002	Dycom Industries, Inc. †,(a)	29,069
1,605	Granite Construction, Inc. (a)	50,606
8,497	KBR, Inc. (b)	296,630
8,564	Quanta Services, Inc. †,(a)	284,924
4,139	Shaw Group Inc. (The) †,(a)	255,749
4,215	URS Corporation †	176,904

		1,093,882

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 1.4%
5,327	AMETEK, Inc. (a)	$251,541
2,797	Hubbell Incorporated, Class B (a)	111,516
4,470	Roper Industries, Inc. (a)	294,484
2,560	Thomas & Betts Corporation †,(a)	96,896

		754,437

Industrial Conglomerates — 0.3%
3,008	Carlisle Companies Incorporated (a)	87,232
1,958	Teleflex, Inc.	108,845

		196,077

Machinery — 6.0%
4,586	AGCO Corporation †,(b)	240,352
2,531	Crane Co.	97,520
3,526	Donaldson Company, Inc.	157,401
2,474	Federal Signal Corporation (a)	29,688
2,869	Flowserve Corporation	392,192
3,059	Graco Inc. (a)	116,456
4,229	Harsco Corporation	230,100
4,084	IDEX Corporation (a)	150,455
5,403	Joy Global, Inc. (b)	409,710
3,860	Kennametal Inc.	125,643
2,150	Lincoln Electric Holdings, Inc. (a)	169,205
1,684	Nordson Corporation (a)	122,747
3,715	Oshkosh Corporation	76,863
4,970	Pentair, Inc. (a)	174,049
2,669	SPX Corporation	351,587
4,796	Timken Company (The)	157,980
4,074	Trinity Industries, Inc. (a)	141,327
2,437	Westinghouse Air Brake Technologies Corporation (a)	118,487

		3,261,762

Marine — 0.2%
2,067	Alexander & Baldwin, Inc. (a)	94,152

Road & Rail — 1.0%
5,048	Avis Budget Group, Inc. †,(a)	42,252
2,270	Con-way Inc. (a)	107,280
4,308	J.B. Hunt Transport Services, Inc. (a)	143,370

See Notes to Financial Statements.

Shares		Value

Industrials (Continued)
Road & Rail (Continued)
3,860	Kansas City Southern †,(a)	$169,802
2,214	Werner Enterprises, Inc. (a)	41,136
2,851	YRC Worldwide, Inc. †,(a)	42,394

		546,234

Trading Companies & Distributors — 1.0%
6,270	Fastenal Company (a)	270,613
2,292	GATX Corporation (a)	101,605
2,273	MSC Industrial Direct Co., Inc., Class A	100,262
3,797	United Rentals, Inc. †,(a)	74,459

		546,939

Total Industrials		9,043,755

Information Technology — 14.1%
Communications Equipment — 2.0%
20,133	3Com Corporation †,(a)	42,682
5,891	ADC Telecommunications, Inc. †	87,010
2,821	ADTRAN, Inc.	67,252
2,233	Avocent Corporation †,(a)	41,534
3,487	CommScope, Inc. †,(a)	184,009
4,089	F5 Networks, Inc. †,(a)	116,209
7,284	Foundry Networks, Inc. †	86,097
6,726	Harris Corporation (a),(b)	339,596
2,443	Plantronics, Inc.	54,528
4,411	Polycom, Inc. †,(a)	107,452

		1,126,369

Computers & Peripherals — 1.4%
3,293	Diebold, Inc. (a)	117,165
1,560	Imation Corp. (a)	35,755
8,364	NCR Corporation †	210,773
5,533	Palm, Inc. (a)	29,823
11,055	Western Digital Corporation †,(a),(b)	381,729

		775,245

Electronic Equipment & Instruments — 3.1%
8,757	Amphenol Corporation, Class A (b)	393,014
6,155	Arrow Electronics, Inc. †,(a)	189,082
7,527	Avnet, Inc. †	205,337
6,853	FLIR Systems, Inc. †	278,026

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Electronic Equipment & Instruments (Continued)
7,144	Ingram Micro Inc., Class A †	$126,806
4,348	KEMET Corporation †,(a)	14,088
2,817	National Instruments Corporation	79,918
2,641	Tech Data Corporation †	89,503
6,050	Trimble Navigation Ltd. †,(a)	215,985
9,328	Vishay Intertechnology, Inc. †	82,739

		1,674,498

Information Technology Services — 1.9%
3,510	Acxiom Corporation (a)	40,330
3,961	Alliance Data Systems Corporation †,(b)	223,995
7,008	Broadridge Financial Solutions Inc.	147,518
2,286	DST Systems, Inc. †,(a)	125,844
3,116	Gartner, Inc. †,(a)	64,564
3,979	Global Payments Inc.	185,421
4,473	Metavante Technologies, Inc. †	101,179
3,873	NeuStar, Inc., Class A †,(a)	83,502
2,123	SRA International, Inc., Class A †	47,683

		1,020,036

Internet Software & Services — 0.3%
1,871	Digital River, Inc. †	72,183
4,752	ValueClick, Inc. †,(a)	71,993

		144,176

Office Electronics — 0.2%
3,246	Zebra Technologies Corporation, Class A †	105,949

Semiconductors & Semiconductor Equipment — 2.2%
22,223	Atmel Corporation †	77,336
4,477	Cree, Inc. †,(a)	102,120
7,518	Cypress Semiconductor Corporation †,(b)	186,070
6,234	Fairchild Semiconductor International, Inc. †	73,125
8,602	Integrated Device Technology, Inc. †,(a)	85,504
3,630	International Rectifier Corporation †	69,696
6,180	Intersil Corporation, Class A	150,298
6,232	Lam Research Corporation †,(b)	225,287
13,210	RF Micro Devices, Inc. †,(a)	38,309
3,087	Semtech Corporation †,(a)	43,434

See Notes to Financial Statements.

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
2,455	Silicon Laboratories, Inc. †	$88,601
7,157	TriQuint Semiconductor, Inc. †	43,371

		1,183,151

Software — 3.0%
1,715	ACI Worldwide, Inc. †,(a)	30,167
14,818	Activision, Inc. †,(b)	504,849
926	Advent Software, Inc. †,(a)	33,410
12,994	Cadence Design Systems, Inc. †	131,239
2,428	Fair Isaac Corporation (a)	50,430
3,845	Jack Henry & Associates, Inc. (a)	83,206
4,178	Macrovision Corporation †,(a)	62,503
8,037	McAfee, Inc. †,(b)	273,499
4,537	Mentor Graphics Corporation †,(a)	71,685
5,806	Parametric Technology Corporation †,(a)	96,786
3,941	Sybase, Inc. †,(a)	115,944
7,103	Synopsys, Inc. †	169,833
3,382	Wind River Systems, Inc. †	36,830

		1,660,381

Total Information Technology		7,689,805

Materials — 8.2%
Chemicals — 4.1%
4,129	Airgas, Inc.	241,092
3,798	Albemarle Corporation (a)	151,578
3,258	Cabot Corporation (a)	79,202
2,422	CF Industries Holdings, Inc. (a)	370,082
12,113	Chemtura Corporation	70,740
2,099	Cytec Industries, Inc.	114,521
2,256	Ferro Corporation (a)	42,323
3,736	FMC Corporation	289,316
3,424	Lubrizol Corporation (The)	158,634
943	Minerals Technologies, Inc. (a)	59,965
3,735	Olin Corporation	97,782
6,096	RPM International, Inc. (a)	125,578
2,221	Scotts Miracle-Gro Company (The)	39,023
2,399	Sensient Technologies Corporation (a)	67,556

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Materials (Continued)
Chemicals (Continued)
4,544	Terra Industries Inc.	$224,246
5,015	Valspar Corporation (The) (a)	94,834

		2,226,472

Construction Materials — 0.4%
2,065	Martin Marietta Materials, Inc. (a)	213,913

Containers & Packaging — 0.8%
3,419	AptarGroup, Inc.	143,427
4,601	Packaging Corporation of America	98,968
4,980	Sonoco Products Company	154,131
5,304	Temple-Inland, Inc. (a)	59,776

		456,302

Metals & Mining — 2.8%
2,386	Carpenter Technology Corporation	104,149
4,522	Cleveland-Cliffs Inc. (a)	538,977
5,698	Commercial Metals Company	214,815
3,157	Reliance Steel & Aluminum Co.	243,373
9,440	Steel Dynamics, Inc. (a)	368,821
3,207	Worthington Industries, Inc. (a)	65,743

		1,535,878

Paper & Forest Products — 0.1%
5,157	Louisiana-Pacific Corporation (a)	43,783

Total Materials		4,476,348

Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.1%
12,132	Cincinnati Bell, Inc. †	48,286

Wireless Telecommunication Services — 0.5%
5,327	Telephone & Data Systems, Inc. (b)	251,807

Total Telecommunication Services		300,093

Utilities — 8.1%
Electric Utilities — 1.6%
5,687	DPL, Inc. (a)	150,023
4,319	Great Plains Energy, Inc. (a)	109,184
4,184	Hawaiian Electric Industries, Inc. (a)	103,470
2,256	IDACORP, Inc. (a)	65,176
7,767	Northeast Utilities	198,292

See Notes to Financial Statements.

Shares		Value

Utilities (Continued)
Electric Utilities (Continued)
11,709	Sierra Pacific Resources	$148,821
5,208	Westar Energy, Inc. (a)	112,024

		886,990

Gas Utilities — 2.7%
3,826	AGL Resources, Inc.	132,303
3,588	Energen Corporation	279,972
6,479	Equitable Resources, Inc. (b)	447,440
4,057	National Fuel Gas Company (a)	241,310
5,209	ONEOK, Inc.	254,356
2,476	WGL Holdings, Inc. (a)	86,016

		1,441,397

Multi-Industry — 3.6%
5,514	Alliant Energy Corporation (a)	188,910
18,776	Aquila, Inc. †,(a)	70,785
1,957	Black Hills Corporation (a)	62,741
7,925	Energy East Corporation	195,906
9,134	MDU Resources Group, Inc.	318,411
5,347	NSTAR (a)	180,836
4,596	OGE Energy Corp.	145,739
4,346	PNM Resources, Inc.	51,978
6,492	Puget Energy, Inc.	155,743
5,840	SCANA Corporation	216,080
3,822	Vectren Corporation (a)	119,285
5,854	Wisconsin Energy Corporation (b)	264,718

		1,971,132

Water Utilities — 0.2%
6,679	Aqua America, Inc. (a)	106,665

Total Utilities		4,406,184

TOTAL COMMON STOCKS
(Cost $38,754,031)		52,551,985

INVESTMENT COMPANY SECURITY — 3.0%
(Cost $1,662,088)
1,662,088	Institutional Money Market Fund (c)	1,662,088

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund
 Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

U.S. TREASURY BILL — 0.9%
(Cost $499,367)
$500,000	1.980% due 07/24/2008 (b),(d)	$499,367

Shares

COLLATERAL FOR SECURITIES ON LOAN — 22.1%
(Cost $12,060,925)
12,060,925	State Street Navigator Securities Lending Trust — Prime Portfolio (e)	12,060,925

TOTAL INVESTMENTS
(Cost $52,976,411)	122.1%	66,774,365
OTHER ASSETS AND LIABILITIES (Net)	(22.1)	(12,067,085)

NET ASSETS	100.0%	$54,707,280

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(c)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(d)	Rate represents annualized yield at date of purchase.

(e)	At June 30, 2008, the market value of the securities on loan is $11,945,537.

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 98.0%
Consumer Discretionary — 12.4%
Auto Components — 0.3%
2,623	ATC Technology Corporation †	$61,064
2,213	Drew Industries Incorporated †,(a)	35,297
3,860	Spartan Motors, Inc. (a)	28,834
1,456	Standard Motor Products, Inc.	11,881
2,818	Superior Industries International, Inc. (a)	47,568

		184,644

Automobiles — 0.1%
9,272	Fleetwood Enterprises, Inc. †,(a)	24,293
3,736	Monaco Coach Corporation (a)	11,357
3,526	Winnebago Industries, Inc. (a)	35,930

		71,580

Distributors — 0.5%
2,278	Audiovox Corporation, Class A †,(a)	22,370
14,000	LKQ Corporation †,(b)	252,980

		275,350

Diversified Consumer Services — 0.6%
3,395	Coinstar, Inc. †	111,051
647	CPI Corporation (a)	12,118
7,591	Hillenbrand, Inc.	162,447
1,028	Pre-Paid Legal Services, Inc. †	41,757
2,480	Universal Technical Institute, Inc. †,(a)	30,901

		358,274

Hotels, Restaurants & Leisure — 2.7%
1,883	Buffalo Wild Wings, Inc. †,(a)	46,755
3,117	California Pizza Kitchen, Inc. †,(a)	34,879
2,987	CEC Entertainment, Inc. †	83,666
6,471	CKE Restaurants, Inc. (a)	80,693
1,861	DineEquity, Inc. (a)	69,527
7,144	Jack in the Box, Inc. †	160,097
1,549	Landry’s Restaurants, Inc. (a)	27,836
2,585	Marcus Corporation (The)	38,646
1,596	Monarch Casino & Resort, Inc. †,(a)	18,833
2,812	Multimedia Games, Inc. †,(a)	12,429
2,621	O’Charley’s Inc. (a)	26,367
2,938	P. F. Chang’s China Bistro, Inc. †,(a)	65,635

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Hotels, Restaurants & Leisure (Continued)
3,686	Panera Bread Company, Class A †,(a)	$170,514
2,458	Papa John’s International, Inc. †,(a)	65,358
1,483	Peet’s Coffee & Tea, Inc. †,(a)	29,393
7,290	Pinnacle Entertainment, Inc. †,(a)	76,472
2,047	Red Robin Gourmet Burgers, Inc. †,(a)	56,784
6,288	Ruby Tuesday, Inc. (a)	33,955
2,479	Ruth’s Chris Steak House, Inc. †,(a)	12,841
4,386	Shuffle Master, Inc. †,(a)	21,667
7,195	Sonic Corporation †,(a),(b)	106,486
3,550	Steak n Shake Company (The) †,(a)	22,472
6,382	Texas Roadhouse, Inc. †,(a)	57,247
7,674	Triarc Companies, Inc., Class B (a)	48,576
5,069	WMS Industries, Inc. †	150,904

		1,518,032

Household Durables — 0.8%
1,471	Bassett Furniture Industries, Inc. (a)	17,358
9,444	Champion Enterprises, Inc. †,(a)	55,247
3,434	Ethan Allen Interiors Inc. (a)	84,476
6,084	La-Z-Boy, Inc. (a)	46,543

1,813	Libbey, Inc.	13,489
1,535	M/I Homes, Inc. (a)	24,146
3,731	Meritage Homes Corporation †,(a)	56,599
558	National Presto Industries, Inc. (a)	35,812
2,083	Russ Berrie & Company, Inc. †,(a)	16,602
847	Skyline Corporation (a)	19,904
8,092	Standard Pacific Corp. (a),(b)	27,351
1,724	Universal Electronics Inc. †,(a)	36,032

		433,559

Internet & Catalog Retail — 0.3%
1,824	Blue Nile, Inc. †,(a)	77,557
3,714	NutriSystem, Inc. (a)	52,516
2,875	PetMed Express, Inc. †,(a)	35,219
2,026	Stamps.com Inc. †,(a)	25,284

		190,576

See Notes to Financial Statements.

Shares		Value

Consumer Discretionary (Continued)
Leisure Equipment & Products — 0.9%
1,461	Arctic Cat, Inc. (a)	$11,469
10,647	Brunswick Corporation (a)	112,858
3,387	JAKKS Pacific, Inc. †,(a)	74,006
3,838	Nautilus Group, Inc. (The) (a)	19,497
3,978	Polaris Industries, Inc. (a)	160,632
5,813	Pool Corporation (a)	103,239
2,123	RC2 Corporation †	39,403
2,590	Sturm Ruger & Company, Inc. †,(a)	18,285

		539,389

Media — 0.6%
1,646	4Kids Entertainment, Inc. †,(a)	12,197
2,191	A.H. Belo Corporation, Series A (a)	12,489
3,316	Arbitron, Inc. (a)	157,510
10,900	E.W. Scripps Company (The)	33,572
9,213	Live Nation, Inc. †,(a)	97,473
9,870	Radio One, Inc., Class D †,(a)	12,732

		325,973

Multiline Retail — 0.1%
4,902	Fred’s, Inc., Class A (a)	55,098
3,751	Tuesday Morning Corporation †	15,417

		70,515

Specialty Retail — 3.3%
6,475	Aaron Rents, Inc. (a)	144,587
2,731	Big 5 Sporting Goods Corporation (a)	20,674
5,235	Brown Shoe Company, Inc.	70,934
4,816	Cabela’s Incorporated †,(a)	53,024
3,575	Cato Corporation, Class A	50,908
2,541	Charlotte Russe Holding, Inc. †	45,128
2,874	Children’s Place Retail Stores, Inc. (The) †,(a)	103,751
4,327	Christopher & Banks Corporation (a)	29,424
5,500	Dress Barn (The) †,(a)	73,590
5,936	Finish Line, Inc. (The), Class A †,(a)	51,643
2,331	Genesco, Inc. †,(a)	71,958
2,819	Group 1 Automotive, Inc. (a)	56,014
3,515	Gymboree Corporation †	140,846

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Specialty Retail (Continued)
2,720	Haverty Furniture Companies, Inc. (a)	$27,309
3,459	Hibbett Sports, Inc. †,(a)	72,985
5,431	Hot Topic, Inc. †	29,382
3,073	Jo-Ann Stores, Inc. †,(a)	70,771
2,211	Jos. A. Bank Clothiers Inc. †,(a)	59,144
1,991	Lithia Motors, Inc., Class A (a)	9,796
2,288	MarineMax, Inc. †,(a)	16,405
6,195	Men’s Wearhouse, Inc. (The) (a)	100,917
1,782	Midas, Inc. †,(a)	24,057
9,229	OfficeMax Incorporated	128,283
5,051	Pep Boys — Manny, Moe & Jack (The) (a)	44,045
5,560	Select Comfort Corporation †,(a)	9,118
3,482	Sonic Automotive, Inc., Class A	44,883
4,661	Stage Stores, Inc.	54,394
3,218	Stein Mart, Inc. (a)	14,513
3,951	Tractor Supply Company †,(a)	114,737
3,011	Tween Brands, Inc. †,(a)	49,561
4,296	Zale Corporation †,(a)	81,151
2,187	Zumiez Inc. †,(a)	36,260

		1,900,192

Textiles, Apparel & Luxury Goods — 2.2%
10,119	Crocs, Inc. †,(a),(b)	81,053
1,585	Deckers Outdoor Corporation †	220,632
5,641	Fossil, Inc. †,(a)	163,984
7,010	Iconix Brand Group, Inc. †	84,681
3,256	K-Swiss, Inc., Class A (a)	47,863
2,232	Maidenform Brands, Inc. †	30,132
2,168	Movado Group, Inc.	42,926
1,698	Oxford Industries, Inc. (a)	32,517
1,413	Perry Ellis International, Inc. †	29,984
15,293	Quiksilver, Inc. †	150,177
3,969	Skechers U.S.A., Inc., Class A †	78,427
1,736	UniFirst Corporation	77,530

See Notes to Financial Statements.

Shares		Value

Consumer Discretionary (Continued)
Textiles, Apparel & Luxury Goods (Continued)
1,777	Volcom, Inc. †,(a)	$42,524
6,050	Wolverine World Wide, Inc. (a)	161,353

		1,243,783

Total Consumer Discretionary		7,111,867

Consumer Staples — 3.7%
Beverages — 0.1%
1,241	Boston Beer Company (The), Inc., Class A †	50,484

Food & Staples Retailing — 1.2%
2,200	Andersons, Inc. (The) (a)	89,562
6,166	Casey’s General Stores, Inc.	142,866
2,828	Great Atlantic & Pacific Tea Company, Inc. (The) †,(a)	64,535
3,655	Longs Drug Stores Corporation	153,912
1,553	Nash Finch Company (a)	53,222
2,660	Spartan Stores, Inc. (a)	61,180
5,213	United Natural Foods, Inc. †,(a)	101,549

		666,826

Food Products — 1.8%
9,907	Darling International Inc. †	163,664
9,523	Flowers Foods, Inc. (a)	269,882
2,100	Green Mountain Coffee Roasters, Inc. †,(a)	78,897
4,926	Hain Celestial Group, Inc. (The) †,(a)	115,662
1,707	J&J Snack Foods Corporation	46,789
3,814	Lance, Inc. (a)	71,589

3,130	Ralcorp Holdings, Inc. †	154,747
1,873	Sanderson Farms, Inc. (a)	64,656
3,794	TreeHouse Foods, Inc. †	92,042

		1,057,928

Household Products — 0.2%
8,495	Central Garden & Pet Company †,(a)	34,830
5,065	Spectrum Brands, Inc. †,(a)	12,916
2,006	WD-40 Company (a)	58,675

		106,421

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Personal Products — 0.3%
2,331	Chattem, Inc. †,(a)	$151,631
1,899	Mannatech, Incorporated (a)	10,331
1,045	USANA Health Sciences, Inc. †,(a)	28,079

		190,041

Tobacco — 0.1%
10,819	Alliance One International, Inc. †,(a)	55,285

Total Consumer Staples		2,126,985

Energy — 11.2%
Energy Equipment & Services — 7.4%
3,386	Atwood Oceanics, Inc. †,(b)	421,015
2,758	Basic Energy Services, Inc. †	86,877
3,410	Bristow Group Inc. †,(a)	168,761
2,481	CARBO Ceramics Inc. (a)	144,766
3,324	Dril-Quip, Inc. †	209,412
1,332	Gulf Island Fabrication, Inc. (a)	65,175
11,146	Helix Energy Solutions Group, Inc. †,(b)	464,120
2,815	Hornbeck Offshore Services Inc. †,(a)	159,076
10,065	ION Geophysical Corporation †	175,634
1,797	Lufkin Industries, Inc.	149,654
3,156	Matrix Service Company †	72,777
2,431	NATCO Group Inc. †,(a)	132,562
6,702	Oceaneering International, Inc. †,(b)	516,389
6,050	Pioneer Drilling Company †	113,801
2,672	SEACOR Holdings, Inc. †	239,171
1,913	Superior Well Services, Inc. †,(a)	60,661
9,069	TETRA Technologies, Inc. †	215,026
5,733	Unit Corporation †,(b)	475,667
3,762	W-H Energy Services, Inc. †	360,174

		4,230,718

Oil, Gas & Consumable Fuels — 3.8%
3,253	Patriot Coal Corporation †,(a)	498,652
5,066	Penn Virginia Corporation	382,078
1,805	Petroleum Development Corporation †	120,014
5,310	PetroQuest Energy, Inc. †,(a)	142,839

See Notes to Financial Statements.

Shares		Value

Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
7,457	St. Mary Land & Exploration Company (a),(b)	$482,021
3,461	Stone Energy Corporation †	228,115
3,713	Swift Energy Company †,(a)	245,281
3,493	World Fuel Services Corporation, (a)	76,636

		2,175,636

Total Energy		6,406,354

Financials — 15.5%
Capital Markets — 0.8%
5,316	Investment Technology Group, Inc. †,(a)	177,873
6,583	LaBranche & Co. Inc. †	46,608
5,118	optionsXpress Holdings, Inc. (a)	114,336
1,853	Piper Jaffray Companies, Inc. †,(a)	54,349
2,699	SWS Group, Inc. (a)	44,830
3,396	TradeStation Group, Inc. †	34,469

		472,465

Commercial Banks — 4.6%
4,682	Boston Private Financial Holdings, Inc. (a)	26,547
3,314	Cascade Bancorp (a)	25,518
3,498	Central Pacific Financial Corp. (a)	37,289
2,199	Columbia Banking System, Inc.	42,507
3,636	Community Bank System, Inc. (a)	74,974
7,713	East West Bancorp, Inc. (a)	54,454
9,223	First BanCorp.	58,474
7,742	First Commonwealth Financial Corporation (a)	72,233
3,727	First Financial Bancorp (a)	34,288
2,500	First Financial Bankshares, Inc.	114,500
5,905	First Midwest Bancorp, Inc. (a)	110,128
4,893	Frontier Financial Corporation (a)	41,688
6,560	Glacier Bancorp, Inc. (a)	104,894
2,937	Hancock Holding Company (a)	115,395
4,559	Hanmi Financial Corporation (a)	23,752
2,483	Independent Bank Corporation (a)	9,932
2,340	Irwin Financial Corporation (a)	6,295
2,577	Nara Bancorp, Inc. (a)	27,651
9,664	National Penn Bancshares, Inc. (a)	128,338
8,049	Old National Bancorp (a)	114,779

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Commercial Banks (Continued)
3,419	PrivateBancorp, Inc. (a)	$103,869
4,685	Prosperity Bancshares, Inc. (a)	125,230
3,847	Provident Bankshares Corporation (a)	24,544
3,620	Signature Bank †	93,251
8,832	South Financial Group, Inc. (b)	34,621
2,108	Sterling Bancorp (a)	25,191
8,892	Sterling Bancshares, Inc. (a)	80,828
6,114	Sterling Financial Corporation (a)	25,312
10,454	Susquehanna Bancshares, Inc. (a)	143,115
13,071	UCBH Holdings, Inc. (a),(b)	29,410
4,329	UMB Financial Corporation	221,948
7,305	Umpqua Holdings Corporation (a)	88,610
4,682	United Bankshares, Inc. (a)	107,452
4,845	United Community Banks, Inc. (a)	41,328
7,798	Whitney Holding Corporation (a)	142,703
2,187	Wilshire Bancorp, Inc. (a)	18,743
2,870	Wintrust Financial Corporation (a)	68,449

		2,598,240

Consumer Finance — 0.4%
3,541	Cash America International, Inc.	109,771
3,163	First Cash Financial Services, Inc. †,(a)	47,413
3,346	Rewards Network, Inc. †,(a)	13,752
2,003	World Acceptance Corporation †,(a)	67,441

		238,377

Diversified Financial Services — 0.2%
3,102	Financial Federal Corporation (a)	68,120

1,846	Portfolio Recovery Associates, Inc. †,(a)	69,225

		137,345

Insurance — 3.0%
5,081	Delphi Financial Group, Inc. (a)	117,574
4,424	Hilb Rogal & Hobbs Company	192,267
1,970	Infinity Property & Casualty Corporation	81,794
1,882	LandAmerica Financial Group, Inc. (a)	41,762
4,803	National Financial Partners Corp. (a)	95,195
1,613	Navigators Group, Inc. (The) †	87,183
7,035	Philadelphia Consolidated Holding Corp. †	238,979

See Notes to Financial Statements.

Shares		Value

Financials (Continued)
Insurance (Continued)
2,624	Presidential Life Corporation (a)	$40,462
3,897	ProAssurance Corporation †	187,485
2,182	RLI Corporation	107,944
1,977	Safety Insurance Group, Inc.	70,480
979	SCPIE Holdings, Inc. †,(a)	27,402
6,481	Selective Insurance Group, Inc.	121,584
2,193	Stewart Information Services Corporation	42,413
2,467	Tower Group, Inc.	52,276
2,637	United Fire & Casualty Company	71,014
4,521	Zenith National Insurance Corp.	158,958

		1,734,772

Real Estate Investment Trusts (REITs) — 5.7%
3,923	Acadia Realty Trust (a)	90,817
8,721	BioMed Realty Trust, Inc.	213,926
5,766	Colonial Properties Trust	115,435
11,523	DiamondRock Hospitality Company (a)	125,485
3,026	EastGroup Properties, Inc.	129,815
3,723	Entertainment Properties Trust (a)	184,065
3,103	Essex Property Trust, Inc. (a),(b)	330,470
9,660	Extra Space Storage Inc. (a)	148,378
3,860	Home Properties, Inc. (a)	185,512
7,135	Inland Real Estate Corporation (a)	102,887
3,979	Kilroy Realty Corporation (a)	187,132
3,525	Kite Realty Group Trust	44,063
7,257	Lexington Corporate Properties Trust (a)	98,913
2,467	LTC Properties, Inc. (a)	63,057
8,069	Medical Properties Trust, Inc. (a)	81,658
3,191	Mid-America Apartment Communities, Inc.	162,869
8,930	National Retail Properties, Inc.	186,637
1,857	Parkway Properties Inc.	62,637
4,782	Pennsylvania Real Estate Investment Trust (a)	110,655
1,862	PS Business Parks, Inc.	96,079
13,610	Senior Housing Properties Trust	265,803
2,656	Sovran Self Storage, Inc.	110,383
3,834	Tanger Factory Outlet Centers, Inc. (a)	137,756

		3,234,432

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Real Estate Management & Development — 0.2%
4,330	Forestar Real Estate Group Inc. †	$82,487

Thrifts & Mortgage Finance — 0.6%
2,095	Anchor Bancorp Wisconsin, Inc. (a)	14,686
5,751	Bank Mutual Corporation (a)	57,740
5,170	BankAtlantic Bancorp, Inc., Class A (a)	9,099
7,081	Brookline Bancorp, Inc. (a)	67,624
3,976	Corus Bankshares, Inc. (a)	16,540
2,969	Dime Community Bancshares, Inc. (a)	49,018
2,429	Downey Financial Corporation (a)	6,728
1,704	FirstFed Financial Corporation †,(a)	13,700
4,581	Flagstar Bancorp, Inc. (a)	13,789
4,424	Guaranty Financial Group Inc. †,(a)	23,757
9,201	TrustCo Bank Corp NY (a)	68,272

		340,953

Total Financials		8,839,071

Health Care — 12.2%
Biotechnology — 0.9%
4,303	ArQule, Inc. †,(a)	13,985
6,856	Cubist Pharmaceuticals, Inc. †,(a)	122,448
4,012	Martek Biosciences Corporation †,(a)	135,244
7,598	Regeneron Pharmaceuticals, Inc. †,(a)	109,715
5,406	Savient Pharmaceuticals, Inc. †	136,772

		518,164

Health Care Equipment & Supplies — 4.9%
2,635	Abaxis, Inc. †,(a)	63,583
8,846	American Medical Systems Holdings, Inc. †,(a)	132,248
1,629	Analogic Corporation	102,741
3,237	ArthroCare Corp. †,(a)	132,102
2,906	BioLase Technology, Inc. †,(a)	9,939
3,483	CONMED Corporation †	92,474
5,471	Cooper Companies, Inc. (The) (a),(b)	203,248
2,942	CryoLife, Inc. †,(a)	33,656
2,732	Cyberonics, Inc. †,(a)	59,284
1,599	Datascope Corporation	75,153
2,748	Greatbatch, Inc. †,(a)	47,540
3,127	Haemonetics Corporation †	173,423

See Notes to Financial Statements.

Shares		Value

Health Care (Continued)
Health Care Equipment & Supplies (Continued)
1,448	ICU Medical, Inc. †	$33,130
7,332	IDEXX Laboratories, Inc. †,(b)	357,362
8,516	Immucor, Inc. †,(b)	220,394
2,324	Integra LifeSciences Holdings Corporation †	103,371
3,900	Invacare Corporation (a)	79,716
1,450	Kensey Nash Corporation †	46,472
4,105	Mentor Corporation (a)	114,201
4,882	Meridian Bioscience, Inc. (a)	131,423
3,321	Merit Medical Systems, Inc. †	48,819
2,156	Osteotech, Inc. †	12,268
2,285	Palomar Medical Technologies, Inc. †,(a)	22,804
1,867	SurModics, Inc. †,(a)	83,716
4,312	Symmetry Medical Inc. †,(a)	69,941
4,146	Theragenics Corporation †	15,050
969	Vital Signs, Inc.	55,020
3,931	West Pharmaceutical Services, Inc. (a)	170,134
2,540	Zoll Medical Corporation †,(a)	85,522

		2,774,734

Health Care Providers & Services — 4.5%
1,301	Air Methods Corporation †,(a)	32,525
3,221	Amedisys, Inc. †	162,403
6,510	AMERIGROUP Corporation †,(b)	135,408
3,661	AMN Healthcare Services, Inc. †	61,944
3,827	AmSurg Corporation †,(a)	93,188
5,276	Centene Corporation †	88,584
2,857	Chemed Corporation (a)	104,595

3,776	Cross Country Healthcare, Inc. †,(a)	54,412
3,462	Gentiva Health Services, Inc. †,(a)	65,951
4,552	HealthExtras, Inc. †	137,197
6,086	HealthSpring, Inc. †	102,732
4,249	Healthways, Inc. †,(a)	125,770
2,679	HMS Holdings Corp. †,(a)	57,518
4,017	inVentiv Health, Inc. †,(a)	111,632
2,303	LCA-Vision Inc. (a)	10,985
1,705	LHC Group, Inc. †,(a)	39,641
4,923	Magellan Health Services, Inc. †	182,299
1,476	MedCath Corporation †	26,539
1,730	Molina Healthcare, Inc. †,(a)	42,108

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Providers & Services (Continued)
3,870	Odyssey Healthcare, Inc. †	$37,694
4,999	Owens & Minor, Inc. (a)	228,404
5,742	Pediatrix Medical Group, Inc. †,(b)	282,679
3,698	PharMerica Corporation †	83,538
7,530	PSS World Medical Inc. †,(a)	122,739
2,134	RehabCare Group, Inc. †	34,208
3,092	Res-Care, Inc. †	54,976
5,463	Sunrise Senior Living, Inc. †	122,808

		2,602,477

Health Care Technology — 0.4%
6,937	Allscripts Healthcare Solutions, Inc. †,(a)	86,088
4,080	Omnicell, Inc. †,(a)	53,775
5,202	Phase Forward Incorporated †	93,480

		233,343

Life Sciences Tools & Services — 0.9%
3,615	Cambrex Corporation †	21,220
2,227	Dionex Corporation †,(a)	147,806
3,845	Enzo Biochem, Inc. †	43,141
1,573	Kendle International Inc. †	57,147
6,883	PAREXEL International Corporation †	181,091
2,349	PharmaNet Development Group, Inc. †,(a)	37,044

		487,449

Pharmaceuticals — 0.6%
5,384	Alpharma, Inc., Class A †,(a)	121,302
2,905	Noven Pharmaceuticals, Inc. †,(a)	31,054
5,631	Salix Pharmaceuticals, Ltd. †,(a)	39,586
4,294	Sciele Pharma, Inc. †,(a)	83,089
8,505	ViroPharma Incorporated †,(a)	94,065

		369,096

Total Health Care		6,985,263

Industrials — 17.3%
Aerospace & Defense — 2.4%
4,710	AAR Corporation †,(a)	63,726
1,568	Applied Signal Technology, Inc.	21,419
3,233	Ceradyne, Inc. †	110,892

See Notes to Financial Statements.

Shares		Value

Industrials (Continued)
Aerospace & Defense (Continued)
1,885	Cubic Corporation	$41,998
5,440	Curtiss-Wright Corporation	243,385
3,587	Esterline Technologies Corporation †	176,696
6,930	Gencorp, Inc. †,(a)	49,619
5,182	Moog, Inc., Class A †	192,978
7,116	Orbital Sciences Corporation †	167,653
4,309	Teledyne Technologies, Inc. †	210,236
2,009	Triumph Group, Inc. (a)	94,624

		1,373,226

Air Freight & Logistics — 0.5%
3,505	Forward Air Corporation (a)	121,273
4,576	Hub Group, Inc., Class A †	156,179

		277,452

Airlines — 0.2%
7,180	SkyWest, Inc. (a)	90,827

Building Products — 1.2%
3,444	Apogee Enterprises, Inc. (a)	55,655
3,640	Gibraltar Industries, Inc. (a)	58,131
3,112	Griffon Corporation †,(a)	27,261
6,883	Lennox International Inc. (a),(b)	199,332
2,385	NCI Building Systems, Inc. †,(a)	87,601
4,535	Quanex Building Products Corporation	67,390
4,549	Simpson Manufacturing Co., Inc. (a)	107,993
2,303	Universal Forest Products, Inc. (a)	68,998

		672,361

Commercial Services & Supplies — 3.4%
5,403	ABM Industries Incorporated (a)	120,217
2,791	Administaff, Inc.	77,841
1,217	Angelica Corporation (a)	25,885
3,200	Bowne & Company, Inc.	40,800
1,657	CDI Corporation (a)	42,154
1,347	Consolidated Graphics, Inc. †,(a)	66,367
2,360	G & K Services, Inc., Class A	71,886
5,231	Healthcare Services Group, Inc. (a)	79,563
2,044	Heidrick & Struggles International, Inc. (a)	56,496
6,817	Interface, Inc., Class A (a)	85,417
4,210	Mobile Mini, Inc. †,(a)	84,200

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies (Continued)
4,192	On Assignment, Inc. †	$33,620
2,096	School Specialty, Inc. †,(a)	62,314
6,611	Spherion Corporation †	30,543
1,537	Standard Register Company (The) (a)	14,494
3,995	Sykes Enterprises, Incorporated †,(a)	75,346
7,155	Tetra Tech, Inc. †	161,846
5,389	TrueBlue, Inc. †	71,189
2,844	United Stationers, Inc. †	105,086
2,517	Viad Corp. (a)	64,913
1,671	Volt Information Sciences, Inc. †	19,902
8,074	Waste Connections, Inc. †	257,803
5,187	Watson Wyatt Worldwide, Inc., Class A (a)	274,340

		1,922,222

Construction & Engineering — 0.5%
8,251	EMCOR Group, Inc. †	235,401
3,375	Insituform Technologies, Inc., Class A †,(a)	51,401

		286,802

Electrical Equipment — 2.6%
2,631	A.O. Smith Corporation	86,376
4,937	Acuity Brands, Inc. (a)	237,371
5,607	Baldor Electric Company (a)	196,133
5,319	Belden Inc. (a)	180,208
6,605	Brady Corporation, Class A	228,070
3,198	C&D Technologies, Inc. †,(a)	27,055

2,964	II-VI Incorporated †	103,503
3,697	Magnetek, Inc. †,(a)	15,638
3,911	Regal Beloit Corporation	165,240
2,386	Vicor Corporation (a)	23,812
7,098	Woodward Governor Company	253,115

		1,516,521

Industrial Conglomerates — 0.1%
1,477	Standex International Corporation	30,633
2,545	Tredegar Corporation (a)	37,411

		68,044

See Notes to Financial Statements.

Shares		Value

Industrials (Continued)
Machinery — 3.9%
3,212	Albany International Corporation, Class A (a)	$93,148
2,337	Astec Industries, Inc. †,(a)	75,111
5,538	Barnes Group Inc. (a)	127,872
6,025	Briggs & Stratton Corporation (b)	76,397
1,040	Cascade Corporation (a)	44,013
6,139	Clarcor, Inc. (a)	215,479
2,456	EnPro Industries, Inc. †,(a)	91,707
6,382	Gardner Denver Inc. †	362,498
3,365	Kaydon Corporation (a)	172,995
1,448	Lindsay Manufacturing Co. (a)	123,036
1,951	Lydall, Inc. †	24,485
4,511	Mueller Industries, Inc.	145,254
4,194	Robbins & Myers, Inc.	209,155
4,560	Toro Company (The) (a),(b)	151,711
2,123	Valmont Industries, Inc. (a)	221,408
3,632	Wabash National Corporation (a)	27,458
3,608	Watts Water Technologies, Inc., Class A (a)	89,839

		2,251,566

Marine — 0.5%
6,558	Kirby Corporation †,(b)	314,784

Road & Rail — 1.4%
3,065	Arkansas Best Corporation (a)	112,301
6,898	Heartland Express, Inc. (a)	102,849
6,970	Knight Transportation, Inc. (a)	127,551
6,412	Landstar System, Inc. (b)	354,071
3,445	Old Dominion Freight Line, Inc. †	103,419

		800,191

Trading Companies & Distributors — 0.6%
4,371	Applied Industrial Technologies, Inc. (a)	105,647
3,661	Building Materials Holding Corporation (a)	6,480
3,082	Kaman Corporation	70,146
520	Lawson Products, Inc. (a)	12,886
3,022	Watsco, Inc. (a)	126,320

		321,479

Total Industrials		9,895,475

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology — 16.8%
Communications Equipment — 1.3%
14,904	Arris Group, Inc. †	$125,939
1,403	Bel Fuse, Inc., Class B	34,668
2,095	Black Box Corporation	56,963
4,645	Blue Coat Systems, Inc. †,(a)	65,541
2,948	Comtech Telecommunications Corp. †	144,452
3,201	Digi International Inc. †	25,128
3,172	Ditech Networks, Inc. †,(a)	6,820
11,444	Harmonic, Inc. †	108,833
4,297	NETGEAR, Inc. †	59,556
3,640	Network Equipment Technologies, Inc. †,(a)	12,922
2,537	PCTEL, Inc.	24,330
5,729	Symmetricom, Inc. †	21,999
1,819	Tollgrade Communications, Inc. †	8,167
3,225	ViaSat, Inc. †	65,177

		760,495

Computers & Peripherals — 0.7%
14,310	Adaptec, Inc. †,(a)	45,792
3,818	Avid Technology, Inc. †,(b)	64,868
2,873	Hutchinson Technology, Inc. †,(a)	38,613
2,553	Intevac, Inc. †,(a)	28,798
3,876	Novatel Wireless, Inc. †,(a)	43,140
2,486	Stratasys, Inc. †,(a)	45,891
2,755	Synaptics Incorporated †,(a)	103,946

		371,048

Electronic Equipment & Instruments — 4.1%
2,836	Agilysys, Inc. (a)	32,160
3,688	Anixter International Inc. †,(a)	219,399
8,183	Benchmark Electronics, Inc. †	133,710
6,083	Brightpoint, Inc. †,(a)	44,406
4,822	Checkpoint Systems, Inc. †,(a)	100,683
5,133	Cognex Corporation (a)	118,316
4,104	CTS Corporation	41,245
4,104	Daktronics, Inc. (a)	82,778
3,294	Electro Scientific Industries, Inc. †	46,676
2,027	FARO Technologies, Inc. †,(a)	51,020
2,949	Gerber Scientific, Inc. †,(a)	33,560

See Notes to Financial Statements.

Shares		Value

Information Technology (Continued)
Electronic Equipment & Instruments (Continued)
5,766	Insight Enterprises, Inc. †	$67,635
4,164	Itron, Inc. †,(a),(b)	409,529
1,720	Keithley Instruments, Inc.	16,340
2,634	Littelfuse, Inc. †	83,103
2,146	LoJack Corporation †,(a)	17,082
2,842	Mercury Computer Systems, Inc. †,(a)	21,400
4,619	Methode Electronics, Inc., Class A	48,269
2,132	MTS Systems Corporation (a)	76,496
4,376	Newport Corporation †,(a)	49,843
2,474	Park Electrochemical Corporation (a)	60,143
2,210	Photon Dynamics, Inc. †,(a)	33,327
2,456	Planar Systems, Inc. †,(a)	6,386
5,155	Plexus Corp. †,(a)	142,690
2,797	RadiSys Corporation †,(a)	25,341
2,180	Rogers Corporation †	81,946
3,194	ScanSource, Inc. †,(a)	85,471
2,053	SYNNEX Corporation †,(a)	51,510
4,976	Technitrol, Inc.	84,542
5,179	TTM Technologies, Inc. †	68,415

		2,333,421

Information Technology Services — 1.3%
3,661	CACI International Inc. †	167,564
6,330	CIBER, Inc. †	39,309
4,246	CSG Systems International, Inc. †	46,791

8,387	CyberSource Corporation †,(a)	140,314
2,902	Gevity HR, Inc. (a)	15,613
2,416	ManTech International Corporation, Class A †,(a)	116,258
2,267	MAXIMUS, Inc.	78,937
1,613	SI International, Inc. †,(a)	33,776
1,380	StarTek, Inc. †	12,972
4,717	Wright Express Corporation †,(a)	116,982

		768,516

Internet Software & Services — 0.9%
1,607	Bankrate, Inc. †,(a)	62,786
3,628	DealerTrack Holdings, Inc. †,(a)	51,191
4,066	InfoSpace, Inc.	33,870
5,399	j2 Global Communications, Inc. †	124,177

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Internet Software & Services (Continued)
3,776	Perficient, Inc. †,(a)	$36,476
3,285	The Knot, Inc. †,(a)	32,127
8,372	United Online, Inc. (a)	83,971
5,487	Websense, Inc. †,(a)	92,401

		516,999

Semiconductors & Semiconductor Equipment — 3.8%
3,074	Actel Corporation †	51,797
4,009	Advanced Energy Industries, Inc. †	54,923
3,795	ATMI, Inc. †	105,956
12,456	Axcelis Technologies, Inc. †	60,785
7,758	Brooks Automation, Inc. †	64,159
2,853	Cabot Microelectronics Corporation †	94,577
2,804	Cohu, Inc.	41,163
3,690	Cymer, Inc. †	99,187
3,806	Diodes Incorporated †,(a)	105,198
3,351	DSP Group, Inc. †	23,457
5,663	Exar Corporation †	42,699
4,433	FEI Company †,(a)	100,984
8,458	Kopin Corporation †,(a)	24,274
6,493	Kulicke & Soffa Industries, Inc. †	47,334
6,113	Micrel, Incorporated (a)	55,934
9,560	Microsemi Corporation †,(a)	240,721
5,331	MKS Instruments, Inc. †	116,749
3,099	Pericom Semiconductor Corporation †	45,989
5,095	Photronics, Inc. †	35,869
3,608	Rudolph Technologies, Inc. †	27,782
19,819	Skyworks Solutions, Inc. †,(a)	195,614
2,763	Standard Microsystems Corporation †,(a)	75,015
1,523	Supertex, Inc. †,(a)	35,547
2,843	Ultratech, Inc. †,(a)	44,123
8,981	Varian Semiconductor Equipment Associates, Inc. †,(a),(b)	312,718
3,874	Veeco Instruments Inc. †,(a)	62,294

		2,164,848

See Notes to Financial Statements.

Shares		Value

Information Technology (Continued)
Software — 4.7%
1,928	Ansoft Corporation †	$70,179
9,536	ANSYS, Inc. †,(b)	449,336
5,437	Blackbaud, Inc. (a)	116,352
3,320	Captaris, Inc. †	13,446
1,112	Catapult Communications Corporation †,(a)	7,917
5,212	Concur Technologies, Inc. †,(a)	173,195
7,212	Epicor Software Corporation †,(a)	49,835
3,782	Epiq Systems, Inc. †	53,704
5,122	FactSet Research Systems, Inc. (a),(b)	288,676
10,761	Informatica Corporation †	161,846
3,273	JDA Software Group, Inc. †	59,241
2,996	Manhattan Associates, Inc. †	71,095
9,902	MICROS Systems, Inc. †,(a),(b)	301,912
3,242	Phoenix Technologies Ltd. †	35,662
5,049	Progress Software Corporation †	129,103
2,131	Quality Systems, Inc. (a)	62,396
3,273	Radiant Systems, Inc. †	35,119
6,781	Secure Computing Corporation †	28,073
3,765	Smith Micro Software, Inc. †,(a)	21,461
3,118	Sonic Solutions †,(a)	18,583
2,170	SPSS, Inc. †	78,923
9,391	Take-Two Interactive Software, Inc. †	240,128
8,104	THQ Inc. †,(a)	164,187
4,159	Tyler Technologies, Inc. †,(a)	56,438

		2,686,807

Total Information Technology		9,602,134

Materials — 3.5%
Chemicals — 1.3%
3,308	A. Schulman, Inc. (a)	76,183
3,022	Arch Chemicals, Inc.	100,179
4,285	Georgia Gulf Corporation (a)	12,427
6,427	H.B. Fuller Company	144,222
1,510	Material Sciences Corporation †	12,231
1,675	NewMarket Corporation (a)	110,935
3,713	OM Group, Inc. †,(a)	121,749
5,311	OMNOVA Solutions Inc. †,(a)	14,765
1,327	Penford Corporation (a)	19,746

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Materials (Continued)
Chemicals (Continued)
11,341	PolyOne Corporation †,(a)	$79,047
1,210	Quaker Chemical Corporation	32,259
5,163	Tronox Incorporated, Class B (a)	15,592
2,531	Zep Inc.	37,661

		776,996

Construction Materials — 0.4%
5,106	Headwaters Incorporated †,(a)	60,097
3,338	Texas Industries, Inc. (a)	187,362

		247,459

Containers & Packaging — 0.3%
2,434	Chesapeake Corporation †,(a)	5,720
3,423	Myers Industries, Inc.	27,898
4,078	Rock-Tenn Company, Class A (a)	122,299

		155,917

Metals & Mining — 1.1%
2,036	A.M. Castle & Co.	58,250
2,714	AMCOL International Corporation (a)	77,240
2,479	Brush Engineered Materials, Inc. †	60,537
3,551	Century Aluminum Company †,(a)	236,106
1,094	Olympic Steel, Inc. (a)	83,057
2,795	RTI International Metals, Inc. †	99,558

		614,748

Paper & Forest Products — 0.4%
4,776	Buckeye Technologies, Inc. †,(a)	40,405
1,286	Deltic Timber Corporation (a)	68,814
1,769	Neenah Paper, Inc. (a)	29,560
1,833	Schweitzer-Mauduit International, Inc. (a)	30,886
6,113	Wausau-Mosinee Paper Corporation (a)	47,131

		216,796

Total Materials		2,011,916

See Notes to Financial Statements.

Shares		Value

Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
10,824	Fairpoint Communications, Inc. (a)	$78,041
5,348	General Communication, Inc., Class A †,(a)	36,741

		114,782

Utilities — 5.2%
Electric Utilities — 1.2%
3,150	ALLETE, Inc. (a)	132,300
1,280	Central Vermont Public Service	24,794
7,319	Cleco Corporation	170,752
5,443	El Paso Electric Company †	107,771
3,065	UIL Holdings Corporation (a)	90,142
4,187	UniSource Energy Corporation (a)	129,839

		655,598

Gas Utilities — 3.6%
10,966	Atmos Energy Corporation (b)	302,333
2,653	Laclede Group, Inc. (a)	107,102
5,098	New Jersey Resources Corporation (a)	166,450
3,211	Northwest Natural Gas Company (a)	148,541
8,922	Piedmont Natural Gas Company, Inc. (a)	233,399
3,614	South Jersey Industries, Inc. (a)	135,019
15,078	Southern Union Company (b)	407,407
5,262	Southwest Gas Corporation	156,439
13,001	UGI Corporation (b)	373,259

		2,029,949

Multi-Industry — 0.3%
6,450	Avista Corporation	138,417
1,649	CH Energy Group, Inc. (a)	58,655

		197,072

Water Utilities — 0.1%
2,096	American States Water Company (a)	73,234

Total Utilities		2,955,853

TOTAL COMMON STOCKS
(Cost $43,461,069)		56,049,700

INVESTMENT COMPANY SECURITY — 1.9%
(Cost $1,065,746)
1,065,746	Institutional Money Market Fund (c)	1,065,746

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund
 Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

U.S. TREASURY BILL — 0.5%
(Cost $299,621)
$300,000	1.980% due 07/24/2008, (b)(d)	$299,621

Shares

COLLATERAL FOR SECURITIES ON LOAN — 22.8%
(Cost $13,068,221)
13,068,221	State Street Navigator Securities Trust – Prime Portfolio (e)	13,068,221

TOTAL INVESTMENTS
(Cost $57,894,657)	123.2%	70,483,288
OTHER ASSETS AND LIABILITIES (Net)	(23.2)	(13,268,221)

NET ASSETS	100.0%	$57,215,067

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Security, or a portion thereof, is designated on the Fund’s books or pledged as collateral for futures contracts.

(c)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(d)	Rate represents annualized yield at date of purchase.

(e)	At June 30, 2008, the market value of the securities on loan is $12,524,652.

See Notes to Financial Statements.

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The Munder S&P® Index Funds

Statements of Assets and Liabilities, June 30, 2008

	Munder S&P®	Munder S&P®
	MidCap Index	SmallCap Index
	Equity Fund	Equity Fund

ASSETS:
Investments, at value
See accompanying schedules:
Securities of unaffiliated companies(a),(b)	$65,112,277	$69,417,542
Securities of affiliated company(c)	1,662,088	1,065,746

Total Investments	66,774,365	70,483,288
Cash	—	2,401
Dividends receivable	40,795	63,516
Receivable from Advisor	11,691	—
Receivable for investment securities sold	—	3,753
Receivable for Fund shares sold	82,385	93,135
Prepaid expenses and other assets	1,346	1,271

Total Assets	66,910,582	70,647,364

LIABILITIES:
Payable for investment securities purchased	—	150,473
Trustees’ fees and expenses payable	45,211	45,994
Payable for Fund shares redeemed	27,928	93,607
Payable upon return of securities loaned	12,060,925	13,068,221
Custody fees payable	16,933	3,545
Administration fees payable	7,936	8,320
Shareholder servicing fees payable	7,285	10,660
Transfer agency/record keeping fees payable	5,459	6,554
Variation margin payable on open futures contracts	5,400	19,107
Investment advisory fees payable	245	237
Accrued expenses and other payables	25,980	25,579

Total Liabilities	12,203,302	13,432,297

NET ASSETS	$54,707,280	$57,215,067

Investments, at cost	$52,976,411	$57,894,657

(a)	Including $11,945,537 and $12,524,652 of securities loaned for the Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund, respectively.

(b)	Cost of $51,314,323 and $56,828,911 for the Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund, respectively.

(c)	Cost of $1,662,088 and $1,065,746 for the Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund, respectively.

See Notes to Financial Statements.

	Munder S&P®	Munder S&P®
	MidCap Index	SmallCap Index
	Equity Fund	Equity Fund
NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(34,126)	$(34,654)
Accumulated net realized gain on investments sold	4,877,251	10,039,478
Net unrealized appreciation of investments	13,657,665	12,513,555
Paid-in capital	36,206,490	34,696,688

	$54,707,280	$57,215,067

NET ASSETS:
Class K Shares	$33,050,040	$47,675,896

Class Y Shares	$21,657,240	$9,539,171

SHARES OUTSTANDING:
Class K Shares	3,652,324	3,850,090

Class Y Shares	2,072,561	772,203

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.05	$12.38

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.45	$12.35

See Notes to Financial Statements.

The Munder S&P® Index Funds

Statements of Operations, For the Year Ended June 30, 2008

	Munder S&P®	Munder S&P®
	MidCap Index	SmallCap Index
	Equity Fund	Equity Fund

INVESTMENT INCOME:
Interest	$18,429	$9,746
Dividends on securities of unaffiliated companies(a)	802,354	810,825
Dividends on securities of affiliated company	69,761	59,768
Securities lending, net of borrower rebates	88,205	145,775

Total Investment Income	978,749	1,026,114

EXPENSES:
Shareholder servicing fees:
Class K Shares	110,058	185,264
Administration fees	111,126	138,636
Investment advisory fees	101,103	128,076
Custody fees	87,476	115,897
Legal and audit fees	49,126	49,043
Trustees’ fees and expenses	29,070	28,969
Transfer agency/record keeping fees	26,872	37,507
Printing fees	17,846	17,847
Registration and filing fees	340	333
Other	16,157	17,147

Total Expenses	549,174	718,719

Expenses reimbursed by Advisor	(34,703)	—

Net Expenses	514,471	718,719

NET INVESTMENT INCOME	464,278	307,395

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	11,022,135	20,055,849
Futures contracts	(312,074)	(348,013)
Net change in unrealized appreciation/(depreciation) of:
Securities	(17,146,632)	(34,529,011)
Futures contracts	(157,650)	(68,432)

Net realized and unrealized loss on investments	(6,594,221)	(14,889,607)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,129,943)	$(14,582,212)

(a)	Net of foreign withholding taxes of $349 on the Munder S&P® SmallCap Index Equity Fund.

See Notes to Financial Statements.

Munder S&P® Index Funds

Statements of Changes in Net Assets

	Munder S&P® MidCap
	Index Equity Fund
	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$464,278	$697,217
Net realized gain from security transactions and futures contracts	10,710,061	9,375,852
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	(17,304,282)	3,715,411

Net increase/(decrease) in net assets resulting from operations	(6,129,943)	13,788,480
Dividends to shareholders from net investment income:
Class K Shares	(322,576)	(519,333)
Class Y Shares	(209,471)	(243,538)
Distributions to shareholders from net realized gains:
Class K Shares	(8,720,247)	(4,904,716)
Class Y Shares	(4,113,698)	(1,846,213)
Net increase/(decrease) in net assets from Fund share transactions:
Class K Shares	(12,033,560)	(10,016,367)
Class Y Shares	587,329	1,285,432
Short-term trading fees	761	1,014

Net decrease in net assets	(30,941,405)	(2,455,241)
NET ASSETS:
Beginning of period	85,648,685	88,103,926

End of period	$54,707,280	$85,648,685

Accumulated distributions in excess of net investment income	$(34,126)	$(30,715)

See Notes to Financial Statements.

Munder S&P® Index Funds

Statements of Changes in Net Assets

	Munder S&P® SmallCap
	Index Equity Fund
	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$307,395	$487,478
Net realized gain from security transactions and futures contracts	19,707,836	14,251,920
Net change in net unrealized appreciation/(depreciation) of securities and futures contracts	(34,597,443)	2,098,993

Net increase/(decrease) in net assets resulting from operations	(14,582,212)	16,838,391
Dividends to shareholders from net investment income:
Class K Shares	(349,386)	(471,834)
Class Y Shares	(86,987)	(91,032)
Distributions to shareholders from net realized gains:
Class K Shares	(16,623,687)	(9,504,158)
Class Y Shares	(2,313,757)	(1,109,284)
Net increase/(decrease) in net assets from Fund share transactions:
Class K Shares	(26,345,468)	(13,856,461)
Class Y Shares	358,491	(1,006,581)
Short-term trading fees	83	3,717

Net decrease in net assets	(59,942,923)	(9,197,242)
NET ASSETS:
Beginning of year	117,157,990	126,355,232

End of year	$57,215,067	$117,157,990

Accumulated distributions in excess of net investment income	$(34,654)	$(31,344)

See Notes to Financial Statements.

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Munder S&P® Index Funds

Statements of Changes in Net Assets — Capital Stock Activity

	Munder S&P® MidCap
	Index Equity Fund
	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class K Shares:
Sold	$3,281,492	$4,233,674
Issued as reinvestment of dividends and distributions	1,960,254	1,032,342
Redeemed	(17,275,306)	(15,282,383)

Net decrease	$(12,033,560)	$(10,016,367)

Class Y Shares:
Sold	$4,319,330	$7,255,109
Issued as reinvestment of dividends and distributions	3,840,018	1,755,709
Redeemed	(7,572,019)	(7,725,386)

Net increase	$587,329	$1,285,432

Shares
Class K Shares:
Sold	332,853	386,959
Issued as reinvestment of dividends and distributions	194,383	99,116
Redeemed	(1,789,626)	(1,380,720)

Net decrease	(1,262,390)	(894,645)

Class Y Shares:
Sold	378,720	572,783
Issued as reinvestment of dividends and distributions	330,571	146,055
Redeemed	(639,057)	(610,223)

Net increase	70,234	108,615

See Notes to Financial Statements.

	Munder S&P® SmallCap
	Index Equity Fund
	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class K Shares:
Sold	$6,604,726	$6,306,565
Issued as reinvestment of dividends and distributions	371,966	222,544
Redeemed	(33,322,160)	(20,385,570)

Net decrease	$(26,345,468)	$(13,856,461)

Class Y Shares:
Sold	$2,666,313	$2,914,089
Issued as reinvestment of dividends and distributions	1,782,542	786,132
Redeemed	(4,090,364)	(4,706,802)

Net increase/(decrease)	$358,491	$(1,006,581)

Shares
Class K Shares:
Sold	459,988	376,052
Issued as reinvestment of dividends and distributions	25,210	13,757
Redeemed	(2,410,276)	(1,197,490)

Net decrease	(1,925,078)	(807,681)

Class Y Shares:
Sold	188,481	170,965
Issued as reinvestment of dividends and distributions	121,201	48,592
Redeemed	(288,984)	(280,068)

Net increase/(decrease)	20,698	(60,511)

See Notes to Financial Statements.

Munder S&P® MidCap Index Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	K Shares
	Year	Year	Period		Year	Year	Year
	Ended	Ended	Ended		Ended	Ended	Ended
	6/30/08(b)	6/30/07	6/30/06		12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$11.85	$11.02	$10.65		$10.46	$9.29	$6.94

Income/(loss) from investment operations:
Net investment income	0.06	0.08	0.04		0.07	0.05	0.04
Net realized and unrealized gain/(loss) on investments	(0.90)	1.71	0.38		1.16	1.40	2.34

Total from investment operations	(0.84)	1.79	0.42		1.23	1.45	2.38

Less distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.05)		(0.08)	(0.06)	(0.03)
Distributions from net realized gains	(1.88)	(0.86)	—		(0.96)	(0.22)	—

Total distributions	(1.96)	(0.96)	(0.05)		(1.04)	(0.28)	(0.03)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—	—

Net asset value, end of period	$9.05	$11.85	$11.02		$10.65	$10.46	$9.29

Total return(d)	(8.15)%	17.74%	3.90%		11.74%	15.66%	34.45%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$33,050	$58,263	$64,047		$64,120	$103,876	$89,945
Ratio of operating expenses to average net assets	0.85%	0.84%	0.82	%(e)	0.82%	0.73%	0.74%
Ratio of net investment income to average net assets	0.59%	0.75%	0.81	%(e)	0.68%	0.48%	0.50%
Portfolio turnover rate	17%	11%	5%		17%	24%	7%
Ratio of operating expenses to average net assets without expense reimbursements	0.90%	0.84%	0.82	%(e)	0.82%	0.73%	0.74%

(a)	Class K Shares and Class Y Shares of the Fund commenced operations on November 4, 1999 and February 13, 1998, respectively. Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

Y Shares
Year	Year	Period		Year	Year	Year
Ended	Ended	Ended		Ended	Ended	Ended
6/30/08(b)	6/30/07	6/30/06		12/31/05	12/31/04	12/31/03

$13.68	$12.70	$12.26		$12.03	$10.68	$7.97

0.10	0.13	0.07		0.11	0.08	0.06

(1.05)	1.98	0.43		1.33	1.62	2.70

(0.95)	2.11	0.50		1.44	1.70	2.76

(0.11)	(0.13)	(0.06)		(0.10)	(0.09)	(0.05)

(2.17)	(1.00)	—		(1.11)	(0.26)	—

(2.28)	(1.13)	(0.06)		(1.21)	(0.35)	(0.05)

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—	—

$10.45	$13.68	$12.70		$12.26	$12.03	$10.68

(7.91)%	17.99%	4.07%		12.00%	15.94%	34.82%

$21,657	$27,385	$24,056		$23,465	$21,552	$17,683

0.60%	0.59%	0.57	%(e)	0.57%	0.48%	0.49%

0.87%	1.00%	1.06	%(e)	0.94%	0.73%	0.75%
17%	11%	5%		17%	24%	7%

0.65%	0.59%	0.57	%(e)	0.57%	0.48%	0.49%

See Notes to Financial Statements.

Munder S&P® SmallCap Index Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	K Shares
	Year	Year	Period		Year	Year	Year
	Ended	Ended	Ended		Ended	Ended	Ended
	6/30/08(b)	6/30/07	6/30/06		12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$17.96	$17.09	$15.96		$15.40	$12.91	$9.39

Income/(loss) from investment operations:
Net investment income	0.05	0.07	0.03		0.06	0.05	0.02
Net realized and unrealized gain/(loss) on investments	(2.49)	2.34	1.13		1.00	2.74	3.52

Total from investment operations	(2.44)	2.41	1.16		1.06	2.79	3.54

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.03)		(0.05)	(0.05)	(0.02)
Distributions from net realized gains	(3.06)	(1.46)	—		(0.45)	(0.25)	—

Total distributions	(3.14)	(1.54)	(0.03)		(0.50)	(0.30)	(0.02)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—	—

Net asset value, end of period	$12.38	$17.96	$17.09		$15.96	$15.40	$12.91

Total return(d)	(15.67)%	15.24%	7.25%		6.84%	21.62%	37.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$47,676	$103,695	$112,507		$106,875	$113,631	$97,034
Ratio of operating expenses to average net assets	0.87%	0.80%	0.79	%(e)	0.79%	0.75%	0.79%
Ratio of net investment income to average net assets	0.32%	0.38%	0.39	%(e)	0.38%	0.38%	0.16%
Portfolio turnover rate	16%	14%	8%		17%	19%	13%
Ratio of operating expenses to average net assets without expense reimbursements	0.87%	0.80%	0.79	%(e)	0.79%	0.75%	0.79%

(a)	Class K Shares and Class Y Shares of the Fund commenced operations on November 4, 1999 and August 7, 1997, respectively. Effective February 14, 2006, the Fund changed its fiscal and tax year end from December 31 to June 30.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	Annualized.

See Notes to Financial Statements.

Y Shares
Year	Year	Period		Year	Year	Year
Ended	Ended	Ended		Ended	Ended	Ended
6/30/08(b)	6/30/07	6/30/06		12/31/05	12/31/04	12/31/03

$17.91	$17.05	$15.92		$15.37	$12.89	$9.38

0.09	0.11	0.06		0.09	0.09	0.05

(2.49)	2.33	1.12		1.00	2.73	3.50

(2.40)	2.44	1.18		1.09	2.82	3.55

(0.11)	(0.12)	(0.05)		(0.09)	(0.09)	(0.04)
(3.05)	(1.46)	—		(0.45)	(0.25)	—

(3.16)	(1.58)	(0.05)		(0.54)	(0.34)	(0.04)

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	—	—

$12.35	$17.91	$17.05		$15.92	$15.37	$12.89

(15.42)%	15.48%	7.40%		7.07%	21.96%	38.04%

$9,539	$13,463	$13,848		$12,655	$14,670	$10,455

0.63%	0.55%	0.54	%(e)	0.54%	0.50%	0.54%

0.59%	0.63%	0.65	%(e)	0.62%	0.63%	0.41%
16%	14%	8%		17%	19%	13%

0.63%	0.55%	0.54	%(e)	0.54%	0.50%	0.54%

See Notes to Financial Statements.

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The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008

1. Organization

As of June 30, 2008, the Munder Funds consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the following series of MST: Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund (each, a “Fund” and collectively, the “S&P® Index Funds”). Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is classified as a diversified management investment company under the 1940 Act. The goal of the Munder S&P® MidCap Index Equity Fund is to provide performance and income that is comparable to the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400®”). The S&P MidCap 400® is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The goal of the Munder S&P® SmallCap Index Equity Fund is to provide performance and income that is comparable to the Standard & Poor’s SmallCap 600® Index (“S&P SmallCap 600®”). The S&P SmallCap 600® is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

Each of the S&P® Index Funds has two classes of shares — Class K and Class Y Shares. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Funds’ prospectus, without either a front-end sales charge or a contingent deferred sales charge. Both classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

pricing sources approved by the Board of Trustees. Equity securities and financial futures contracts are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities may be valued at the mean of the bid and asked prices. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by a Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable publicly-traded securities information.

Futures Contracts: Each Fund may enter into futures contracts for cash management purposes (i.e., attempting to remain fully invested while maintaining liquidity), for hedging purposes (i.e., attempting to reduce risk by offsetting one investment position with another) or to gain exposure to an investment in a manner other than investing in the asset directly. Upon entering into a futures contract, the Fund may be required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) may be made or received by the Fund, depending on the daily fluctuation of the value of the contract. Variation margins are generally settled on a daily basis. The daily changes in futures contracts are recorded as unrealized appreciation/(depreciation) of futures contracts. Each Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Loans of Portfolio Securities: Each Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. Cash collateral received by a Fund is invested in short-term instruments and is recorded in each Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of each Fund by the lending agent and is not recorded in each Fund’s Portfolio of Investments or Statement of Assets and Liabilities. Each Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. Each Fund also continues to receive the equivalent of the interest or dividends paid on the loaned securities. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and the accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Funds’ prospectus. The fee, which was retained by the applicable Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available) by each Fund. Each Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statements of Operations. Neither Fund incurred any such interest or penalties during the year ended June 30, 2008.

The S&P® Index Funds are not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

3.	Investment Advisor, Sub-Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from each Fund a fee, computed and payable daily, based on the average daily net assets of each Fund, at the following annual rates:

Fees on Average
Daily Net Assets
Munder S&P® MidCap Index Equity Fund	0.15%
Munder S&P® SmallCap Index Equity Fund	0.15%

Pursuant to an investment sub-advisory agreement with the Advisor, World Asset Management, Inc. (“World”) is responsible for the management of each Fund, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Funds, World is entitled to receive from the Advisor a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $10 million	0.12%
Next $40 million	0.10%
Next $50 million	0.08%
Next $100 million	0.04%
Assets exceeding $200 million	0.02%

The Advisor voluntarily agreed to reimburse certain operating expenses of the Munder S&P® MidCap Index Equity Fund during the year ended June 30, 2008, in an amount totaling $34,703. This amount is reflected as expenses reimbursed by Advisor in the accompanying Statements of Operations.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from each Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

For the year ended June 30, 2008, the Advisor earned $111,126 and $138,636 before payment of sub-administration fees and $70,098 and $88,798 after payment of sub-administration fees for its administrative services to the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund, respectively. During the year ended June 30, 2008, the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund paid an annual effective rate of 0.1649% and 0.1624%, respectively, for administrative services.

Each Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by each Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statements of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the S&P® Index Funds. For the year ended June 30, 2008, in connection with the S&P® Index Funds’ investments in the Money Market Fund, the Advisor earned $3,431 in advisory fees before waivers and expense reimbursements ($194 after waivers and expense reimbursements) and $1,408 in administration fees from the Munder S&P® MidCap Index Equity Fund and $2,675 in advisory fees before waivers and expense reimbursements ($152 after waivers and expense reimbursements) and $1,097 in administration fees from the Munder S&P® SmallCap Index Equity Fund.

Comerica Bank, which is an affiliate of World, provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of each Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $4,293 and $9,001 for its administrative, record keeping and other related services provided to the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund, respectively, for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, World, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Munder Funds have a Distribution and Service Plan (the “Plan”) with respect to Class K Shares. Under the Plan, service fees may be collected from each Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services to their customers that invest in Class K Shares. The maximum rate, as a percentage of average daily net assets, payable under the Plan is 0.25% on Class K Shares.

No payments are made under the Plan with regard to Class Y Shares.

Comerica Bank is among the Service Organizations who may receive fees from the S&P® Index Funds under the Plan. For shareholder services provided to Class K shareholders for the year ended June 30, 2008, the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund paid $109,976 and $184,694, respectively, to Comerica Bank.

The Munder S&P® Index Funds
 Notes to Financial Statements, June 30, 2008 (continued)

5.	Securities Transactions

For the year ended June 30, 2008, the cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were as follows:

	Year Ended
	June 30, 2008
	Purchases	Sales

Munder S&P® MidCap Index Equity Fund	$11,249,396	$32,399,837
Munder S&P® SmallCap Index Equity Fund	13,613,993	51,199,102

At June 30, 2008, aggregate cost for tax purposes, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, aggregate gross unrealized depreciation for all securities for which there was an excess of Federal income tax cost over value, and net unrealized appreciation for Federal income tax purposes were as follows:

				Net Unrealized
	Aggregate Cost	Unrealized	Unrealized	Appreciation
	For Federal	Appreciation	Depreciation	For Federal
	Income Tax	For Tax	For Tax	Income Tax
	Purposes	Purposes	Purposes	Purposes

Munder S&P® MidCap Index Equity Fund	$53,380,972	$18,608,868	$5,215,475	$13,393,393
Munder S&P® SmallCap Index Equity Fund	59,415,682	19,277,082	8,209,476	11,067,606

At June 30, 2008, the S&P® Index Funds had the following open financial futures contracts:

		Notional	Market
	Number of	Value of	Value of	Unrealized
	Contracts	Contracts	Contracts	Depreciation

Munder S&P® MidCap Index Equity Fund:
S&P MidCap 400® Index, September 2008 (long position)	6	$2,603,889	$2,463,600	$(140,289)
Munder S&P® SmallCap Index Equity Fund:
Russell 2000 Index, September 2008 (long position)	4	1,458,476	1,383,400	(75,076)

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Funds. At June 30, 2008, the Funds held the following securities of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/Loss)

Munder S&P® MidCap Index Equity Fund:
Institutional Money Market Fund	$2,165,295	$25,251,792	25,251,792	$25,754,999	25,754,999	$1,662,088	$69,761	$—
Munder S&P® SmallCap Index Equity Fund:
Institutional Money Market Fund	426,159	32,733,193	32,733,193	32,093,606	32,093,606	1,065,746	59,768	—

7.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the S&P® Index Funds, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties) of each S&P® Index Fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, neither S&P® Index Fund utilized the revolving line of credit. For the year ended June 30, 2008, total commitment fees incurred by the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund were $511 and $682, respectively.

8.	Indemnification Obligations

Each Fund has a variety of indemnification obligations under contracts with its service providers. Each Fund’s maximum exposure under these arrangements is unknown. However, the S&P® Index Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

accepted accounting principles. These differences are primarily due to differing treatments of certain expenses and income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. A Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends received deduction for income tax purposes.

The tax character of distributions paid to shareholders during the years ended June 30, 2008 and June 30, 2007 were as follows:

	Year Ended June 30, 2008			Year Ended June 30, 2007
	Ordinary	Long-Term		Ordinary	Long-Term
	Income	Capital Gain	Total	Income	Capital Gain	Total

Munder S&P® MidCap Index Equity Fund	$672,103	$12,693,889	$13,365,992	$971,127	$6,542,673	$7,513,800
Munder S&P® SmallCap Index Equity Fund	728,766	18,645,051	19,373,817	826,160	10,350,148	11,176,308

As determined on June 30, 2008, permanent differences resulting primarily from distribution redesignations were reclassified at year end. The following reclassifications had no effect on net income, net assets or asset value per share:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Loss

Munder S&P® MidCap Index Equity Fund	$64,358	$(64,358)
Munder S&P® SmallCap Index Equity Fund	125,668	(125,668)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Unrealized
	Capital Gains	Appreciation	Total

Munder S&P® MidCap Index Equity Fund	$5,141,523	$13,393,393	$18,534,916
Munder S&P® SmallCap Index Equity Fund	11,485,421	11,067,606	22,553,027

The differences between book and tax unrealized appreciation are primarily due to wash sales, mark-to-market of futures contracts, real estate investment trust basis adjustments and deferred trustees’ fees.

10.	Tax Information (Unaudited)

Of the dividends distributed during the year ended June 30, 2008 by the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund, 77.58% and 87.30%, respectively qualify for the dividends received deduction for corporate shareholders.

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

For the year ended June 30, 2008, the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund designated approximately $802,354 and $811,174, respectively, as qualified dividend income.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Munder S&P® MidCap Index Equity Fund and the Munder S&P® SmallCap Index Equity Fund were $12,693,889 and $18,645,051, respectively.

11. Quarterly Portfolio Schedule (Unaudited)

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. Each Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of each Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the S&P® Index Funds, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov. World will vote proxies for the S&P® Index Funds in a manner that complies with these proxy voting policies and procedures.

13. Proxy Voting Record (Unaudited)

Each Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by each Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the S&P® Index Funds under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). The Advisor has retained World Asset Management, Inc. (“World”) to serve as sub-advisor to the each Fund pursuant to the terms of an Investment Sub-Advisory Agreement dated December 29, 2006 (“Sub-Advisory Agreement”). At an in-person meeting on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement with respect to the each Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board requested, and received from the Advisor and World, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and the Sub-Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and World and other relevant factors. In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement and Sub-Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, World, each of their services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether each of the Advisory Agreement and the Sub-Advisory Agreement and the fees provided therein with respect to the S&P® Index Funds should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement and the Sub-Advisory Agreement was made on the basis of each Trustee’s business

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by each of the Advisor and World to the S&P® Index Funds under the Agreements: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of each of the Advisor and World. In this regard, the Board was presented with detailed information concerning the organizational structures of the Advisor and World and recent changes in the Advisor’s and World’s organizations;

•	the qualifications of management of each of the Advisor and World and of persons providing portfolio management services to the S&P® Index Funds. In this regard, the Board was presented with detailed information concerning key portfolio management positions at World and the organizational structure and depth of World’s portfolio management team, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor and World during the previous year and the services anticipated to be provided in the upcoming year;

•	how responsibilities are shared and coordinated between the Advisor and World with respect to the S&P® Index Funds and the process used by the Advisor to oversee World’s activities;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the S&P® Index Funds in the current period;

•	the Advisor’s performance generally with respect to all of the Munder Funds and World’s performance with respect to each Fund, as further described below;

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by each of the Advisor and World in their respective Forms ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of each of the Advisory Agreement and the Sub-Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(b) The investment performance of the Fund: For each Fund, the Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar, Inc. category as the Fund.

In this regard, the Board considered that for the S&P® MidCap Index Equity Fund: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the benchmark for the one-, three- and five-year periods, but trailed the performance of the benchmark for the since inception period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, and (3) the Fund had favorable Lipper rankings.

The Board considered that for the S&P® SmallCap Index Equity Fund: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, was equal to the performance of the benchmark for the three-year period, but trailed the performance of the benchmark for the one- and five-year and

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods, and (3) the Fund had favorable Lipper rankings.

Based on these considerations and comparisons, the Board concluded that the investment performance of S&P® Index Funds should not preclude approval of the continuance of each of the Advisory Agreement and the Sub-Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and World and their respective affiliates from the relationships with the S&P® Index Funds: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the S&P® Index Funds, based on certain stated assumptions. The Board also considered detailed information provided by World as to the costs and profitability of World in 2007 with respect to the services provided by World to the S&P® Index Funds, based on certain stated assumptions. The Board also considered World’s representation that it does not engage in “soft dollar” transactions on behalf of the S&P® Index Funds. Based on these facts, the Board concluded that the profitability of the S&P® Index Funds to the Advisor under the Advisory Agreement and the profitability of the S&P® Index Funds to World under the Sub-Advisory Agreement were not unreasonable in light of the costs related to the services that the Advisor and World provide the S&P® Index Funds.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Funds’ shareholders in the future. The Board also considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement and should not preclude approval of the continuance of the Sub-Advisory Agreement.

(e) A comparison of fee levels of the S&P® Index Funds with those of comparable funds: The Board considered each Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund with average assets in a range comparable to the Fund’s average assets. The Board also considered each Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared each Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the S&P® Index Funds should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor or World from the relationships with the S&P® Index Funds: The Board considered the representations that, beyond the fees earned by the Advisor or World and their respective affiliates for providing services to the S&P® Index Funds, the Advisor or World may benefit from its relationship with the S&P® Index Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement or the Sub-Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

discussion and having reached certain conclusions as addressed above, the Board unanimously approved each of the Advisory Agreement and the Sub-Advisory Agreement for an additional annual period commencing on July 1, 2008.

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World, the sub-adviser of the S&P® Index Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

The Munder S&P® Index Funds

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund (two of the portfolios comprising Munder Series Trust) (the “Funds”) as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder S&P® MidCap Index Equity Fund and Munder S&P® SmallCap Index Equity Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

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BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

SUB-ADVISOR

World Asset Management, Inc.
255 East Brown Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNS&PINDX608

ANNUAL REPORT
June 30, 2008

Munder Small-Cap
Value Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very truly yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. A substantial portion of the Fund’s assets are invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

Reflecting the difficult environment for small-cap stocks, the Fund posted a return of -26.50% for the one year ended June 30, 2008, compared to the -21.63% return for its Russell 2000® Value benchmark, the -20.08% return for the Lipper universe of small-cap value funds and the -17.69% median return for the Lipper universe of small-cap core funds. (Lipper includes the Fund in the small-cap core universe.)

The lagging performance of the Fund was primarily attributable to weak stock selection, particularly in the financials sector. Holdings in the industrials sector also had a significant negative impact on relative performance. The weakness in these two sectors more than offset positive stock selection in the health care, consumer staples and utilities sectors.

Luminent Mortgage Capital, Inc. was the largest detractor from returns in the financials sector, subtracting approximately one percentage point from the Fund’s relative performance compared to its Russell benchmark. The stock was sold in August 2007. Other financials stocks that had a significant negative impact on relative returns included KKR Financial Holdings LLC (2.1% of the Fund) and a number of real estate investment trusts (REITs), such as RAIT Financial Trust (1.1% of the Fund), Ashford Hospitality Trust, Inc. (0.8% of the Fund), Gramercy Capital Corp. (1.2% of the Fund) and Newcastle Investment Corp., which was sold in April.

Oshkosh Corporation (0.7% of the Fund) was the largest detractor from relative returns in the industrials sector, subtracting more than a percentage point from relative performance. Positions in Ceradyne, Inc. (1.9% of the Fund) and Carlisle Companies Incorporated (1.4% of the Fund) also had a significant negative impact on relative returns.

Several holdings made positive contributions to relative returns, but only partially offset the negative factors. These strong relative performers included Respironics, Inc. (acquired by Royal Philips Electronics in March) in the health care sector, Flowers Foods, Inc. (1.7% of the Fund) in the consumer staples sector and South Jersey Industries, Inc. (2.0% of the Fund) in the utilities sector.

Despite the difficult environment for small-cap stocks and the lagging performance of the Fund for the year ended June 30, 2008, the fundamentals of the Fund have held up well, relative to both small-cap stocks and large-cap stocks. Earnings over the last twelve months have risen by 13.60%, relative to 1.69% for the Fund’s Russell 2000® Value Index benchmark and 12.98% for the larger-cap S&P 500® Index. We believe the combination of strong earnings growth and declining stock prices has led to attractive valuations for the Fund, both on an absolute and relative basis. As of June 30, 2008, the Fund’s price-to-earnings ratio (P/E), a widely-used measure of valuation, was projected to be 11 times for 2008, compared to 22 times for the Russell 2000® Value Index. The projected P/E ratios for 2009 are 10 times for the Fund and 13 times for its Russell 2000® Value benchmark.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. The Lipper small-cap value funds universe data is being provided as supplemental information and the Fund is not a part of that universe. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Small-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
				Russell	Lipper	Lipper
				2000®	Small-Cap	Small-Cap
Class and	With		Without	Value	Core Funds	Value Funds
Inception Date	Load		Load	Index*	Median**	Median**

CLASS Y 12/26/96	N/A		$20,140	$20,548	$19,453	$20,374

CLASS A 1/10/97	$18,594	#	$19,678	$20,548	$19,453	$20,374

CLASS B 2/11/97	N/A		$18,250	$20,548	$19,453	$20,374

CLASS C 1/13/97	N/A		$18,214	$20,548	$19,453	$20,374

CLASS K 12/31/96	N/A		$19,638	$20,548	$19,453	$20,374

CLASS R 7/29/04	N/A		$10,930	$12,498	$12,800	$12,365

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index, an index representing approximately 98% of the investable U. S. equity market. Index comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Small-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund. The Lipper Small-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

vii

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS Y 12/26/96	N/A		(26.50)%	N/A		8.37%	N/A		7.25%	N/A		10.13%

CLASS A 1/10/97	(30.72)%	#	(26.68)%	6.89%	#	8.11%	6.40%	#	7.00%	9.16%	#	9.70%

CLASS B 2/11/97	(30.54)%	†	(27.22)%	6.99%	†	7.30%	N/A		6.20%	N/A		8.48%

CLASS C 1/13/97	(27.87)%	†	(27.21)%	N/A		7.30%	N/A		6.18%	N/A		8.89%

CLASS K 12/31/96	N/A		(26.65)%	N/A		8.10%	N/A		6.98%	N/A		9.80%

CLASS R 7/29/04	N/A		(26.85)%	N/A		N/A	N/A		N/A	N/A		2.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/07 were 1.11%, 1.36%, 2.11%, 2.11%, 1.36% and 1.61%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997 & 2000 calendar years. Munder Capital Management also made a voluntary capital contribution during the 2005 calendar year. Total returns would have been lower if Munder Capital Management had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratios

Actual
Class A	$1,000.00	$851.00	$6.07	1.32%
Class B	$1,000.00	$847.80	$9.51	2.07%
Class C	$1,000.00	$847.80	$9.51	2.07%
Class K	$1,000.00	$850.90	$6.03	1.31%
Class R	$1,000.00	$849.80	$7.17	1.56%
Class Y	$1,000.00	$852.00	$4.88	1.06%

Hypothetical
Class A	$1,000.00	$1,018.30	$6.62	1.32%
Class B	$1,000.00	$1,014.57	$10.37	2.07%
Class C	$1,000.00	$1,014.57	$10.37	2.07%
Class K	$1,000.00	$1,018.35	$6.57	1.31%
Class R	$1,000.00	$1,017.11	$7.82	1.56%
Class Y	$1,000.00	$1,019.59	$5.32	1.06%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 96.1%
Consumer Discretionary — 9.7%
Auto Components — 3.3%
210,200	Drew Industries Incorporated †,(a)	$3,352,690
483,519	Noble International, Ltd. (a)	2,161,330
1,251,299	Spartan Motors, Inc. (a)	9,347,203
205,500	Tenneco Inc. †	2,780,415

		17,641,638

Household Durables — 1.1%
731,700	Tempur-Pedic International Inc. (a)	5,714,577

Specialty Retail — 3.1%
156,000	Hibbett Sports, Inc. †,(a)	3,291,600
544,300	Penske Automotive Group, Inc. (a)	8,022,982
398,000	Sonic Automotive, Inc., Class A	5,130,220

		16,444,802

Textiles, Apparel & Luxury Goods — 2.2%
25,200	Deckers Outdoor Corporation †,(a)	3,507,840
318,900	Wolverine World Wide, Inc.	8,505,063

		12,012,903

Total Consumer Discretionary		51,813,920

Consumer Staples — 3.1%
Food & Staples Retailing — 1.4%
214,900	Ruddick Corporation	7,373,219

Food Products — 1.7%
324,100	Flowers Foods, Inc.	9,184,994

Total Consumer Staples		16,558,213

Energy — 8.7%
Energy Equipment & Services — 5.2%
75,800	Core Laboratories N.V. †	10,790,130
187,750	Oil States International, Inc. †	11,910,860
290,700	Pason Systems Inc.	4,703,883

		27,404,873

See Notes to Financial Statements.

1

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Energy Equipment & Services (Continued)
Oil, Gas & Consumable Fuels — 3.5%
89,500	Carrizo Oil & Gas, Inc. †	$6,094,055
266,700	Mariner Energy, Inc. †,(a)	9,859,899
103,500	Rex Energy Corporation †	2,732,400

		18,686,354

Total Energy		46,091,227

Financials — 31.4%
Capital Markets — 2.3%
134,550	Affiliated Managers Group, Inc. †	12,117,573

Commercial Banks — 4.6%
371,700	Bank of the Ozarks, Inc. (a)	5,523,462
221,900	Columbia Banking System, Inc.	4,289,327
174,800	First Midwest Bancorp, Inc. (a)	3,260,020
272,200	Glacier Bancorp, Inc. (a)	4,352,478
153,093	Silver State Bancorp †,(a)	316,903
116,900	SVB Financial Group †,(a)	5,624,059
224,000	UCBH Holdings, Inc. (a)	504,000
116,685	Virginia Commerce Bancorp, Inc. †,(a)	605,595

		24,475,844

Consumer Finance — 1.8%
139,500	Cash America International, Inc.	4,324,500
161,300	World Acceptance Corporation †,(a)	5,430,971

		9,755,471

Diversified Financial Services — 2.0%
1,041,986	KKR Financial Holdings LLC	10,940,853

Insurance — 5.5%
350,600	Aspen Insurance Holdings Limited	8,298,702
153,700	Delphi Financial Group, Inc.	3,556,618
237,800	Max Capital Group Ltd.	5,072,274
650,800	Meadowbrook Insurance Group, Inc.	3,449,240
200,100	Tower Group, Inc.	4,240,119
132,700	Zenith National Insurance Corp.	4,665,732

		29,282,685

Real Estate Investment Trusts (REITs) — 15.2%
670,455	Anthracite Capital, Inc. (a)	4,720,003
908,400	Ashford Hospitality Trust, Inc.	4,196,808

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Real Estate Investment Trusts (Continued)
309,300	BioMed Realty Trust, Inc.	$7,587,129
502,400	Capstead Mortgage Corporation	5,451,040
289,700	Corporate Office Properties Trust	9,945,401
454,200	DuPont Fabros Technology, Inc.	8,466,288
353,200	Equity One, Inc. (a)	7,258,260
551,400	Gramercy Capital Corp. (a)	6,390,726
215,600	Hatteras Financial Corp. (a)	4,956,644
801,700	JER Investors Trust Inc. (a)	5,050,710
149,100	LaSalle Hotel Properties	3,746,883
897,800	NorthStar Realty Finance Corp. (a)	7,469,696
763,015	RAIT Financial Trust (a)	5,661,571

		80,901,159

Total Financials		167,473,585

Health Care — 3.5%
Health Care Equipment & Supplies — 1.8%
221,300	West Pharmaceutical Services, Inc. (a)	9,577,864

Life Sciences Tools & Services — 1.7%
142,800	QIAGEN N.V. †	2,874,564
80,900	Techne Corporation †	6,260,851

		9,135,415

Total Health Care		18,713,279

Industrials — 15.5%
Aerospace & Defense — 1.9%
293,380	Ceradyne, Inc. †,(a)	10,062,934

Airlines — 0.2%
155,900	Republic Airways Holdings, Inc †	1,350,094

Commercial Services & Supplies — 1.3%
542,150	Interface, Inc., Class A	6,793,140

Electrical Equipment — 2.3%
197,725	General Cable Corporation †	12,031,566

Industrial Conglomerates — 1.4%
258,750	Carlisle Companies Incorporated (a)	7,503,750

Machinery — 5.4%
290,300	Actuant Corporation, Class A	9,100,905
113,200	Kaydon Corporation (a)	5,819,612
122,200	Middleby Corporation (The) †,(a)	5,365,802

See Notes to Financial Statements.

3

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery (Continued)
169,400	Oshkosh Corporation	$3,504,886
156,075	RBC Bearings Incorporated †	5,200,419

		28,991,624

Road & Rail — 1.8%
66,715	Landstar System, Inc.	3,684,002
193,800	Old Dominion Freight Line, Inc. †	5,817,876

		9,501,878

Trading Companies & Distributors — 1.2%
590,103	Rush Enterprises, Inc., Class B †	6,408,519

Total Industrials		82,643,505

Information Technology — 12.8%
Communications Equipment — 2.8%
189,920	Comtech Telecommunications Corp. †	9,306,080
522,700	DataPath, Inc., 144A †,(b),(c),(d),(e)	1,045,400
271,197	Digi International Inc. †	2,128,896
188,900	NETGEAR, Inc. †	2,618,154

		15,098,530

Electronic Equipment & Instruments — 3.0%
159,800	Anixter International Inc. †,(a)	9,506,502
495,800	TTM Technologies, Inc. †	6,549,518

		16,056,020

Information Technology Services — 0.6%
155,000	NeuStar, Inc., Class A †	3,341,800

Internet Software & Services — 2.8%
148,668	DealerTrack Holdings, Inc. †,(a)	2,097,706
103,200	Digital River, Inc. †,(a)	3,981,456
379,000	j2 Global Communications, Inc. †,(a)	8,717,000

		14,796,162

Semiconductors & Semiconductor Equipment — 3.6%
442,862	Diodes Incorporated †,(a)	12,240,706
458,500	Silicon Motion Technology Corporation, ADR †,(a)	6,625,325

		18,866,031

Total Information Technology		68,158,543

See Notes to Financial Statements.

4

Shares		Value

Materials — 7.3%
Chemicals — 2.5%
190,900	Flotek Industries, Inc. †,(a)	$3,936,358
229,600	Koppers Holdings Inc.	9,613,352

		13,549,710

Metals & Mining — 4.8%
236,453	A.M. Castle & Co.	6,764,921
87,000	Century Aluminum Company †	5,784,630
48,700	Haynes International, Inc. †,(a)	2,802,685
384,977	Horsehead Holding Corp. †	4,681,320
69,000	Reliance Steel & Aluminum Co.	5,319,210

		25,352,766

Total Materials		38,902,476

Utilities — 4.1%
Electric Utilities — 1.1%
112,500	ITC Holdings Corp.	5,749,875

Gas Utilities — 3.0%
169,649	New Jersey Resources Corporation (a)	5,539,040
283,600	South Jersey Industries, Inc. (a)	10,595,296

		16,134,336

Total Utilities		21,884,211

TOTAL COMMON STOCKS
(Cost $531,939,855)		512,238,959

INVESTMENT COMPANY SECURITY — 3.7%
(Cost $19,455,725)
19,455,725	Institutional Money Market Fund (f)	19,455,725

COLLATERAL FOR SECURITIES ON LOAN — 23.0%
(Cost $122,578,891)
122,578,891	State Street Navigator Securities Trust – Prime Portfolio (g)	122,578,891

TOTAL INVESTMENTS
(Cost $673,974,471)	122.8%	654,273,575
OTHER ASSETS AND LIABILITIES (Net)	(22.8)	(121,516,106)

NET ASSETS	100.0%	$532,757,469

See Notes to Financial Statements.

5

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2008 (continued)

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2008, (see Notes to Financial Statements, Note 3). At June 30, 2008, this security represents $1,045,400, 0.2% of net assets.

(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30,2008, securities subject to restrictions on resale that have not been deemed to be liquid represent $1,045,400, 0.2% of net assets.

Security	Acquisition Date	Cost

DataPath, Inc., 144A	06/23/2006	$5,749,700

(f)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(g)	At June 30, 2008, the market value of the securities on loan is $117,181,075.

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

6

At June 30, 2008 the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	88.9%	$473,874,080
Netherlands	2.6	13,664,694
Bermuda	2.5	13,370,976
Taiwan	1.2	6,625,325
Canada	0.9	4,703,884

TOTAL COMMON STOCKS	96.1	512,238,959
INVESTMENT COMPANY SECURITY	3.7	19,455,725
COLLATERAL FOR SECURITIES ON LOAN	23.0	122,578,891

TOTAL INVESTMENTS	122.8	654,273,575
OTHER ASSETS AND LIABILITIES (Net)	(22.8)	(121,516,106)

NET ASSETS	100.0%	$532,757,469

See Notes to Financial Statements.

7

Munder Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $654,518,746)	$634,817,850
Securities of affiliated company (cost — $19,455,725)	19,455,725

Total Investments	654,273,575
Dividends receivable	2,163,007
Receivable for investment securities sold	5,068,216
Receivable for Fund shares sold	556,706
Prepaid expenses and other assets	87,992

Total Assets	662,149,496

LIABILITIES:
Payable for investment securities purchased	834,756
Payable for Fund shares redeemed	5,388,279
Payable upon return of securities loaned	122,578,891
Transfer agency/record keeping fees payable	265,404
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	125,657
Administration fees payable	55,996
Trustees’ fees and expenses payable	46,479
Investment advisory fees payable	11,119
Shareholder servicing fees payable — Class K Shares	6,154
Accrued expenses and other payables	79,292

Total Liabilities	129,392,027

NET ASSETS	$532,757,469

Investments, at cost	$673,974,471

*	Including $117,181,075 of securities loaned.

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$4,357,623
Accumulated net realized gain on investments sold	16,450,663
Net unrealized depreciation of investments	(19,700,983)
Paid-in capital	531,650,166

$532,757,469

NET ASSETS:
Class A Shares	$177,964,244

Class B Shares	$23,691,430

Class C Shares	$67,399,458

Class K Shares	$26,762,074

Class R Shares	$2,627,406

Class Y Shares	$234,312,857

SHARES OUTSTANDING:
Class A Shares	8,628,649

Class B Shares	1,204,399

Class C Shares	3,438,948

Class K Shares	1,299,198

Class R Shares	127,891

Class Y Shares	11,273,887

CLASS A SHARES:
Net asset value and redemption price per share	$20.62

Maximum sales charge	5.50%
Maximum offering price per share	$21.82

CLASS B SHARES:
Net asset value and offering price per share*	$19.67

CLASS C SHARES:
Net asset value and offering price per share*	$19.60

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$20.60

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$20.54

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$20.78

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Small-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$621
Dividends on securities of unaffiliated companies	17,030,032
Dividends on securities of affiliated company	267,568
Securities lending, net of borrower rebates	1,325,323

Total Investment Income	18,623,544

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	718,786
Class B Shares	345,041
Class C Shares	1,107,990
Class R Shares	24,056
Shareholder servicing fees:
Class K Shares	81,449
Investment advisory fees	5,651,780
Transfer agency/record keeping fees	1,285,515
Administration fees	813,284
Custody fees	115,916
Registration and filing fees	84,356
Legal and audit fees	51,619
Trustees’ fees and expenses	28,909
Other	165,940

Total Expenses	10,474,641

NET INVESTMENT INCOME	8,148,903

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated companies	45,429,225
Security transactions of affiliated companies	864,107
Options written	551,882
Foreign currency-related transactions	(21,727)
Net change in unrealized appreciation/(depreciation) of:
Securities	(292,662,199)
Foreign currency-related transactions	(211)

Net realized and unrealized loss on investments	(245,838,923)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(237,690,020)

See Notes to Financial Statements.

10

Munder Small-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$8,148,903	$10,121,222
Net realized gain from security transactions, options written and foreign currency-related transactions	46,823,487	37,982,297
Net change in net unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(292,662,410)	47,615,985

Net increase/(decrease) in net assets resulting from operations	(237,690,020)	95,719,504
Dividends to shareholders from net investment income:
Class A Shares	(3,839,990)	(3,692,229)
Class B Shares	(160,076)	(118,563)
Class C Shares	(517,139)	(422,454)
Class K Shares	(414,257)	(404,242)
Class R Shares	(56,898)	(33,974)
Class Y Shares	(4,286,504)	(3,560,342)
Distributions to shareholders from net realized gains:
Class A Shares	(26,141,438)	(12,837,013)
Class B Shares	(3,242,135)	(1,472,969)
Class C Shares	(10,557,927)	(5,015,456)
Class K Shares	(2,821,767)	(1,430,859)
Class R Shares	(497,505)	(223,220)
Class Y Shares	(24,087,238)	(9,152,205)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(123,316,486)	(123,917,018)
Class B Shares	(10,401,801)	(13,261,677)
Class C Shares	(51,734,006)	(41,183,027)
Class K Shares	(4,365,239)	(17,309,955)
Class R Shares	(1,767,516)	(2,615,249)
Class Y Shares	(7,949,683)	(32,482,509)
Short-term trading fees	15,302	18,069

Net decrease in net assets	(513,832,323)	(173,395,388)
NET ASSETS:
Beginning of year	1,046,589,792	1,219,985,180

End of year	$532,757,469	$1,046,589,792

Undistributed net investment income	$4,357,623	$5,466,435

See Notes to Financial Statements.

11

Munder Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$60,759,358	$84,678,850
Issued as reinvestment of dividends and distributions	22,032,140	11,561,560
Redeemed	(206,107,984)	(220,157,428)

Net decrease	$(123,316,486)	$(123,917,018)

Class B Shares:
Sold	$1,422,385	$3,501,142
Issued as reinvestment of dividends and distributions	2,416,310	1,056,222
Redeemed*	(14,240,496)	(17,819,041)

Net decrease	$(10,401,801)	$(13,261,677)

Class C Shares:
Sold	$8,272,956	$17,366,180
Issued as reinvestment of dividends and distributions	6,793,418	3,171,674
Redeemed	(66,800,380)	(61,720,881)

Net decrease	$(51,734,006)	$(41,183,027)

Class K Shares:
Sold	$8,673,767	$4,214,659
Issued as reinvestment of dividends and distributions	934,449	462,271
Redeemed	(13,973,455)	(21,986,885)

Net decrease	$(4,365,239)	$(17,309,955)

Class R Shares:
Sold	$2,044,782	$2,072,208
Issued as reinvestment of dividends and distributions	477,871	157,615
Redeemed	(4,290,169)	(4,845,072)

Net decrease	$(1,767,516)	$(2,615,249)

Class Y Shares:
Sold	$52,195,268	$57,448,181
Issued as reinvestment of dividends and distributions	25,868,658	12,046,039
Redeemed	(86,013,609)	(101,976,729)

Net decrease	$(7,949,683)	$(32,482,509)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	2,440,563	2,924,712
Issued as reinvestment of dividends and distributions	834,266	415,138
Redeemed	(8,301,575)	(7,533,105)

Net decrease	(5,026,746)	(4,193,255)

Class B Shares:
Sold	57,420	126,192
Issued as reinvestment of dividends and distributions	95,944	39,587
Redeemed*	(590,718)	(638,641)

Net decrease	(437,354)	(472,862)

Class C Shares:
Sold	332,879	627,208
Issued as reinvestment of dividends and distributions	270,312	119,230
Redeemed	(2,788,162)	(2,204,786)

Net decrease	(2,184,971)	(1,458,348)

Class K Shares:
Sold	367,700	145,481
Issued as reinvestment of dividends and distributions	35,568	16,620
Redeemed	(548,298)	(758,285)

Net decrease	(145,030)	(596,184)

Class R Shares:
Sold	77,128	71,360
Issued as reinvestment of dividends and distributions	18,256	5,672
Redeemed	(175,395)	(167,876)

Net decrease	(80,011)	(90,844)

Class Y Shares:
Sold	2,127,455	1,951,372
Issued as reinvestment of dividends and distributions	978,203	429,741
Redeemed	(3,392,237)	(3,444,543)

Net decrease	(286,579)	(1,063,430)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$30.89	$29.25	$26.52		$23.12	$16.84

Income/(loss) from investment operations:
Net investment income/(loss)	0.28	0.28	0.25		0.20	0.07
Net realized and unrealized gain/(loss) on investments	(8.03)	2.32	3.42		3.80	6.21

Total from investment operations	(7.75)	2.60	3.67		4.00	6.28

Less distributions:
Dividends from net investment income	(0.32)	(0.22)	(0.17)		(0.11)	—
Distributions from net realized gains	(2.20)	(0.74)	(0.77)		(0.49)	—

Total distributions	(2.52)	(0.96)	(0.94)		(0.60)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.00	(c)	—	—

Net asset value, end of period	$20.62	$30.89	$29.25		$26.52	$23.12

Total return(e)	(26.68)%	9.26%	14.10	%(d)	17.67%	37.29%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$177,964	$421,762	$522,111		$406,154	$76,498
Ratio of operating expenses to average net assets	1.34%	1.36%	1.34%		1.33%	1.39%
Ratio of net investment income/(loss) to average net assets	1.09%	0.98%	0.88%		0.78%	0.33%
Portfolio turnover rate	32%	29%	36%		26%	43%
Ratio of operating expenses to average net assets without expense waivers	1.34%	1.36%	1.34%		1.33%	1.39%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on January 10, 1997 and February 11, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$29.57	$28.09	$25.60		$22.41	$16.45

0.09	0.06	0.04		0.01	(0.09)

(7.68)	2.22	3.30		3.67	6.05

(7.59)	2.28	3.34		3.68	5.96

(0.11)	(0.06)	(0.08)		—	—
(2.20)	(0.74)	(0.77)		(0.49)	—

(2.31)	(0.80)	(0.85)		(0.49)	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.00	(c)	—	—

$19.67	$29.57	$28.09		$25.60	$22.41

(27.22)%	8.42%	13.30	%(d)	16.76%	36.23%

$23,691	$48,545	$59,410		$70,013	$49,204

2.09%	2.11%	2.09%		2.08%	2.14%

0.37%	0.22%	0.13%		0.05%	(0.42)%
32%	29%	36%		26%	43%

2.09%	2.11%	2.09%		2.08%	2.14%

See Notes to Financial Statements.

15

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$29.47	$28.00	$25.53		$22.34	$16.40

Income/(loss) from investment operations:
Net investment income/(loss)	0.08	0.06	0.04		0.01	(0.09)
Net realized and unrealized gain/(loss) on investments	(7.64)	2.21	3.28		3.67	6.03

Total from investment operations	(7.56)	2.27	3.32		3.68	5.94

Less distributions:
Dividends from net investment income	(0.11)	(0.06)	(0.08)		—	—
Distributions from net realized gains	(2.20)	(0.74)	(0.77)		(0.49)	—

Total distributions	(2.31)	(0.80)	(0.85)		(0.49)	—

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.00	(c)	—	—

Net asset value, end of period	$19.60	$29.47	$28.00		$25.53	$22.34

Total return(e)	(27.21)%	8.45%	13.26	%(d)	16.76%	36.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$67,399	$165,732	$198,336		$177,709	$43,699
Ratio of operating expenses to average net assets	2.09%	2.11%	2.09%		2.08%	2.14%
Ratio of net investment income/(loss) to average net assets	0.32%	0.22%	0.13%		0.04%	(0.42)%
Portfolio turnover rate	32%	29%	36%		26%	43%
Ratio of operating expenses to average net assets without expense reimbursements	2.09%	2.11%	2.09%		2.08%	2.14%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$30.85	$29.22	$26.49		$23.10	$16.83

0.29	0.29	0.25		0.19	0.07

(8.02)	2.30	3.42		3.80	6.20

(7.73)	2.59	3.67		3.99	6.27

(0.32)	(0.22)	(0.17)		(0.11)	—
(2.20)	(0.74)	(0.77)		(0.49)	—

(2.52)	(0.96)	(0.94)		(0.60)	—

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.00	(c)	—	—

$20.60	$30.85	$29.22		$26.49	$23.10

(26.65)%	9.24%	14.12	%(d)	17.64%	37.25%

$26,762	$44,558	$59,622		$58,248	$47,561

1.34%	1.36%	1.34%		1.33%	1.39%

1.16%	0.98%	0.88%		0.80%	0.33%
32%	29%	36%		26%	43%

1.34%	1.36%	1.34%		1.33%	1.39%

See Notes to Financial Statements.

17

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year		Period
	Ended	Ended	Ended		Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$30.77	$29.15	$26.44		$22.52

Income/(loss) from investment operations:
Net investment income	0.24	0.21	0.18		0.09
Net realized and unrealized gain/(loss) on investments	(8.02)	2.30	3.41		4.44

Total from investment operations	(7.78)	2.51	3.59		4.53

Less distributions:
Dividends from net investment income	(0.25)	(0.15)	(0.11)		(0.12)
Distributions from net realized gains	(2.20)	(0.74)	(0.77)		(0.49)

Total distributions	(2.45)	(0.89)	(0.88)		(0.61)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	(0.00	)(c)

Voluntary contribution from Advisor	—	—	0.00	(c)	—

Net asset value, end of period	$20.54	$30.77	$29.15		$26.44

Total return(e)	(26.85)%	8.95%	13.83	%(d)	20.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,627	$6,398	$8,708		$5,069
Ratio of operating expenses to average net assets	1.59%	1.61%	1.60%		1.75	%(f)
Ratio of net investment income to average net assets	0.94%	0.74%	0.65%		0.37	%(f)
Portfolio turnover rate	32%	29%	36%		26%
Ratio of operating expenses to average net assets without expense reimbursements	1.59%	1.61%	1.60%		1.75	%(f)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	The voluntary contribution from the Advisor had no impact on total return.

(e)	Total return represents aggregate total return for the period indicated.

(f)	Annualized.

See Notes to Financial Statements.

18

Y Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$31.11	$29.45	$26.69		$23.27	$16.92

0.37	0.36	0.32		0.26	0.12
(8.11)	2.33	3.45		3.83	6.24

(7.74)	2.69	3.77		4.09	6.36

(0.39)	(0.29)	(0.24)		(0.18)	(0.01)
(2.20)	(0.74)	(0.77)		(0.49)	—

(2.59)	(1.03)	(1.01)		(0.67)	(0.01)

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.00	(c)	—	—

$20.78	$31.11	$29.45		$26.69	$23.27

(26.50)%	9.54%	14.41	%(d)	17.93%	37.62%

$234,313	$359,595	$371,799		$332,125	$190,411
1.08%	1.11%	1.09%		1.08%	1.14%
1.45%	1.23%	1.13%		1.04%	0.58%
32%	29%	36%		26%	43%

1.08%	1.11%	1.09%		1.08%	1.14%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities and options

21

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

contracts that trade on an exchange are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Lacking any sales, equity securities (other than depositary receipts) and options contracts may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of

22

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Options: The Fund may write call options on securities it owns for hedging purposes. When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities

23

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are

24

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

25

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $813,284 before payment of sub-administration fees and $543,868 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1079% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included in dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $14,452 in advisory fees before waivers and expense reimbursements ($819 after waivers and expense reimbursements) and $5,929 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/

26

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

27

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $241,424,856 and $508,016,342, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $93,143,056, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $110,824,529 and net depreciation for Federal income tax purposes was $17,681,473. At June 30, 2008, aggregate cost for Federal income tax purposes was $671,955,048.

For the year ended June 30, 2008, the Fund had the following written covered call option contracts:

	Number of Contracts	Premium Amount

Beginning of period	0	$0
Written during the period	1,000	551,882
Expired during the period	(1,000)	(551,882)

Balance at end of period	0	$0

6.	Affiliated Company Securities

The term “affiliated company” includes any company in which the Fund has the power to vote at least 5% of the company’s outstanding voting securities and any company that is under common control with the Fund. At, or during the year ended June 30, 2008, the Fund held the following securities of affiliated companies:

	Value at	Purchased		Sold		Value at	Dividend	Realized
Affiliated Company	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain

Institutional Money Market Fund	$5,225,032	$240,505,762	240,505,762	$226,275,069	226,275,069	$19,455,725	$267,568	$—
Rush Enterprises, Inc., Class B*	10,411,766	0	242,059	1,699,516	149,176	6,408,519	—	864,107

*	Not affiliated as of June 30, 2008.

28

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

7.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $6,027.

8.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss

$17,149	$(17,149)

29

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2008 and June 30, 2007 was as follows:

		Long-Term
	Ordinary Income	Capital Gain	Total

June 30, 2008	$9,274,864	$67,348,010	$76,622,874
June 30, 2007	15,983,748	22,379,778	38,363,526

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Unrealized
Ordinary Income	Long-Term Gain	Depreciation	Total

$4,392,211	$14,431,240	$(17,681,560)	$1,141,891

The differences between book and tax distributable earnings are primarily due to dividends payable, wash sales, real estate investment trust basis adjustments, partnership basis adjustments and deferred trustees’ fees.

10. Tax Information (Unaudited)

Of the distributions paid by the Fund, 51.01% will qualify for the dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $17,037,992 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $67,348,010.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

30

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is

31

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

32

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index, the median performance of the Lipper, Inc. (“Lipper”) universe of small-cap core funds (the Fund’s “peer group” as categorized by Lipper), and the median performance of the Lipper universe of small-cap value funds; (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on both a gross and net basis, exceeded the performance of the benchmark for the one-, five- and ten-year and since inception periods, but trailed the performance of the benchmark for the three-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods, but trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods, and (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Lipper universe of small-cap value funds for the five- and

33

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

ten-year periods, but trailed the median performance of the Lipper universe of small-cap value funds for the one- and three-year periods. The Board also considered information provided by MCM regarding the impact of recent credit, financial and market developments on the performance of the Fund.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of

34

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

35

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

36

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

37

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

38

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

39

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Small-Cap Value Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Small-Cap Value Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

41

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42

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNSCV608

ANNUAL REPORT
June 30, 2008

Munder Small-Mid Cap Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
21	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Tony Dong and Robert Crosby

The Fund generated a return of -12.59% for the one year ended June 30, 2008, relative to the -9.74% return for the S&P 1000® Index and the -6.31% median return for the Lipper universe of mid-cap growth funds.

Reflecting the difficult stock market environment for the year ended June 30, 2008, the Fund posted a negative return. It also trailed its S&P 1000® benchmark, with the positive impact of the Fund’s sector weights more than offset by relative weakness in stock selection.

In terms of sector weights, the positive impact on the Fund’s relative performance versus its benchmark of an overweight in the energy sector and an underweight in the consumer discretionary sector was greater than the negative impact of an overweight in the telecommunication services sector. The weakness in stock selection came primarily from within the industrials, information technology, financials and health care sectors. The relative weakness of stock selection in these sectors more than offset positive stock selection in the materials, utilities, consumer discretionary and consumer staples sectors.

An overweight in Oshkosh Corporation (0.4% of the Fund) was the largest detractor from the relative performance of the Fund in the industrials sector. Other industrials stocks that had a negative impact on relative performance included Interface, Inc. (1.2% of the Fund), Belden Inc. (0.9% of the Fund), Mobile Mini, Inc. and EMCOR Group, Inc. Mobile Mini and EMCOR were sold from the Fund in October 2007 and January 2008, respectively. The weak performing stocks in the sector more than offset the strong performance of McDermott International, Inc. (1.6% of the Fund), which added slightly more than one percentage point to the Fund’s return for the year ended June 30, 2008.

The primary detractors from the Fund’s relative performance within the information technology sector included DealerTrack Holdings, Inc. (0.5% of the Fund), VASCO Data Security International, Inc., VeriFone Holdings, Inc., j2 Global Communications, Inc. and FormFactor, Inc. VASCO and VeriFone were sold in May, and j2 Global and FormFactor were sold in February.

In the health care sector, relative strength from holdings like BioMarin Pharmaceutical Inc. (1.6% of the Fund) was more than offset by weakness from a number of holdings, including VCA Antech, Inc. (1.7% of the Fund), LCA-Vision Inc. (0.1% of the Fund) and Coventry Health Care, Inc., which was sold in June. Relative performance was also held back by the lack of a position in Intuitive Surgical, Inc.

The weakest financials sector relative performers included Affiliated Managers Group, Inc. (1.5% of the Fund), Delphi Financial Group, Inc. (0.7% of the Fund), Gramercy Capital Corp. (0.5% of the Fund), KKR Financial Holdings, LLC (0.6% of the Fund), RAIT Financial Trust, and Security Capital Assurance, Ltd. RAIT and Security Capital were eliminated from the Fund in August and October 2007, respectively. In contrast to the weakness of these holdings, both BlackRock, Inc. (0.4% of the Fund) and Assurant, Inc. (1.3% of the Fund) had a significant positive impact on relative returns.

iii

As mentioned above, stock selection in the materials, utilities, consumer discretionary and consumer staples sectors had a positive impact on relative performance. Two chemical companies, Syngenta AG (1.0% of the Fund) and Airgas, Inc. (2.1% of the Fund), along with Compass Minerals International, Inc. (1.7% of the Fund) were the standout performers in the materials sector. The performance of the Fund’s utilities sector holdings was boosted by two electric utilities, Entergy Corporation (1.0% of the Fund) and ITC Holdings Corp. (1.8% of the Fund), and by Equitable Resources, Inc. (2.3% of the Fund), a company in the gas utilities industry. GameStop Corp. (1.0% of the Fund) was largely responsible for relative strength in the consumer discretionary sector and Central European Distribution Corporation (1.6% of the Fund) made the greatest positive contribution to relative performance in the consumer staples sector.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Standard and Poor’s (S&P) 1000® Index combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index. The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mid-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Class Y Shares of the Fund since the inception of the Fund. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Small-Mid Cap Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08 SINCE INCEPTION
					Lipper
				S&P	Mid-Cap
Class and	With		Without	1000®	Growth Funds
Inception Date	Load		Load	Index*	Median**

CLASS Y 7/1/05	$ N/A		$11,530	$12,033	$12,556

CLASS A 7/1/05	$10,822	#	$11,450	$12,033	$12,556

CLASS B 7/1/05	$10,890	†	$11,190	$12,033	$12,556

CLASS C 7/1/05	N/A		$11,190	$12,033	$12,556

CLASS K 7/1/05	N/A		$11,440	$12,033	$12,556

CLASS R 7/1/05	N/A		$11,360	$12,033	$12,556

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

*	The S&P 1000® Index combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index and measures the performance of both the small-cap and mid-cap sectors of the U.S. stock market.

**	The Lipper Mid-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Inc. under the same investment objective as the Fund.

vii

AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
	One		One	Since		Since
Class and	Year		Year	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load

CLASS Y 7/1/05	N/A		(12.59)%	N/A		4.86%

CLASS A 7/1/05	(17.63)%	#	(12.86)%	2.67%	#	4.62%

CLASS B 7/1/05	(17.85)%	†	(13.52)%	2.88%	†	3.82%

CLASS C 7/1/05	(14.39)%	†	(13.52)%	N/A		3.82%

CLASS K 7/1/05	N/A		(12.87)%	N/A		4.59%

CLASS R 7/1/05	N/A		(13.02)%	N/A		4.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/07 were 2.37%, 2.68%, 3.41%, 3.42%, 2.66% and 2.79%, respectively, and the net expense ratios for Class Y, A, B, C, K and R Shares were 1.30%, 1.55%, 2.30%, 2.30%, 1.55% and 1.80%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management has reimbursed certain expenses of the Fund since its inception and has agreed to continue to do so through at least 6/30/2009. Total returns would have been lower if Munder Capital had not reimbursed expenses during those periods.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$885.50	$6.80	1.45%
Class B	$1,000.00	$882.50	$10.30	2.20%
Class C	$1,000.00	$882.50	$10.30	2.20%
Class K	$1,000.00	$885.40	$6.80	1.45%
Class R	$1,000.00	$884.70	$7.97	1.70%
Class Y	$1,000.00	$886.90	$5.63	1.20%

Hypothetical
Class A	$1,000.00	$1,017.65	$7.27	1.45%
Class B	$1,000.00	$1,013.92	$11.02	2.20%
Class C	$1,000.00	$1,013.92	$11.02	2.20%
Class K	$1,000.00	$1,017.65	$7.27	1.45%
Class R	$1,000.00	$1,016.41	$8.52	1.70%
Class Y	$1,000.00	$1,018.90	$6.02	1.20%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 98.8%
Consumer Discretionary — 9.3%
Distributors — 1.6%
22,800	LKQ Corporation †	$411,996

Diversified Consumer Services — 0.8%
3,550	New Oriental Education & Technology Group Inc., ADR †	207,391

Hotels, Restaurants & Leisure — 1.1%
8,605	Penn National Gaming, Inc. †	276,651

Household Durables — 0.9%
2,550	Snap-on Incorporated	132,626
3,250	Tupperware Brands Corporation	111,215

		243,841

Media — 0.5%
5,500	Discovery Holding Company, Class A †	120,780

Specialty Retail — 2.3%
6,720	GameStop Corp., Class A †	271,488
13,580	Penske Automotive Group, Inc.	200,169
2,965	Tiffany & Co.	120,824

		592,481

Textiles, Apparel & Luxury Goods — 2.1%
7,300	Gildan Activewear Inc. †	188,924
8,300	Hanesbrands, Inc. †	225,262
5,550	Wolverine World Wide, Inc.	148,018

		562,204

Total Consumer Discretionary		2,415,344

Consumer Staples — 4.1%
Beverages — 1.6%
5,675	Central European Distribution Corporation †	420,801

Food Products — 1.1%
10,350	Flowers Foods, Inc.	293,319

Household Products — 1.4%
6,300	Church & Dwight Co., Inc.	355,005

Total Consumer Staples		1,069,125

See Notes to Financial Statements.

1

Munder Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy — 14.0%
Energy Equipment & Services — 8.6%
3,000	Core Laboratories N.V. †	$427,050
7,725	FMC Technologies, Inc. †	594,285
7,750	IHS Inc., Class A †	539,400
10,505	Oil States International, Inc. †	666,437

		2,227,172

Oil, Gas & Consumable Fuels — 5.4%
8,075	Atlas America, Inc.	363,779
2,900	Enbridge Inc.	125,222
2,200	Foundation Coal Holdings, Inc.	194,876
15,535	Southwestern Energy Company †	739,621

		1,423,498

Total Energy		3,650,670

Financials — 13.7%
Capital Markets — 4.1%
4,235	Affiliated Managers Group, Inc. †	381,404
585	BlackRock, Inc.	103,545
11,425	Eaton Vance Corp.	454,258
7,650	TD AMERITRADE Holding Corporation †	138,389

		1,077,596

Commercial Banks — 1.7%
3,500	HDFC Bank Limited, ADR	250,810
7,100	Signature Bank †	182,896

		433,706

Diversified Financial Services — 0.6%
15,461	KKR Financial Holdings LLC	162,340

Insurance — 2.1%
5,300	Assurant, Inc.	349,588
8,427	Delphi Financial Group, Inc.	195,001

		544,589

Real Estate Investment Trusts (REITs) — 5.2%
2,800	Alexandria Real Estate Equities, Inc.	272,552
24,850	Annaly Capital Management, Inc.	385,423
3,350	Digital Realty Trust, Inc.	137,048
2,500	Essex Property Trust, Inc.	266,250

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Real Estate Investment Trusts (Continued)
11,750	Gramercy Capital Corp.	$136,183
5,715	LaSalle Hotel Properties	143,618

		1,341,074

Total Financials		3,559,305

Health Care — 8.8%
Biotechnology — 2.3%
14,675	BioMarin Pharmaceutical Inc. †	425,281
6,350	Cepheid †	178,562

		603,843

Health Care Equipment & Supplies — 1.8%
6,160	Hologic, Inc. †	134,288
7,800	West Pharmaceutical Services, Inc.	337,584

		471,872

Health Care Providers & Services — 4.4%
6,415	Laboratory Corporation of America Holdings †	446,676
3,150	LCA-Vision Inc.	15,026
5,965	Psychiatric Solutions, Inc. †	225,716
16,385	VCA Antech, Inc. †	455,175

		1,142,593

Life Sciences Tools & Services — 0.3%
1,100	Techne Corporation †	85,129

Total Health Care		2,303,437

Industrials — 17.2%
Aerospace & Defense — 0.7%
1,880	L-3 Communications Holdings, Inc.	170,835

Air Freight & Logistics — 0.6%
3,850	Expeditors International of Washington, Inc.	165,550

Commercial Services & Supplies — 5.1%
14,825	Corrections Corporation of America †	407,243
25,950	Interface, Inc., Class A	325,154
13,050	Ritchie Bros. Auctioneers Incorporated	354,046
4,700	Stericycle, Inc. †	242,990

		1,329,433

See Notes to Financial Statements.

3

Munder Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 3.7%
4,900	American Superconductor Corporation †	$175,665
6,950	Belden Inc.	235,466
9,250	General Cable Corporation †	562,862

		973,993

Industrial Conglomerates — 1.6%
6,854	McDermott International, Inc. †	424,194

Machinery — 3.6%
4,635	Oshkosh Corporation	95,898
11,700	RBC Bearings Incorporated †	389,844
4,350	Valmont Industries, Inc.	453,662

		939,404

Road & Rail — 1.4%
6,600	Landstar System, Inc.	364,452

Trading Companies & Distributors — 0.5%
9,975	Rush Enterprises, Inc., Class A †	119,800

Total Industrials		4,487,661

Information Technology — 13.4%
Communications Equipment — 4.0%
10,500	CommScope, Inc. †	554,085
5,450	Comtech Telecommunications Corp. †	267,050
7,500	NICE-Systems Ltd., ADR †	221,775

		1,042,910

Computers & Peripherals — 1.1%
10,805	Logitech International S.A. †	289,574

Electronic Equipment & Instruments — 1.7%
4,400	Itron, Inc. †	432,740

Information Technology Services — 1.6%
13,060	Cognizant Technology Solutions Corporation, Class A †	424,581

Internet Software & Services — 1.1%
3,825	Akamai Technologies, Inc. †	133,072
9,700	DealerTrack Holdings, Inc. †	136,867

		269,939

See Notes to Financial Statements.

4

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 2.1%
19,907	Diodes Incorporated †	$550,229

Software — 1.8%
7,700	MICROS Systems, Inc. †	234,773
1,800	Solera Holdings Inc. †	49,788
6,400	Sybase, Inc. †	188,288

		472,849

Total Information Technology		3,482,822

Materials — 8.7%
Chemicals — 5.3%
9,450	Airgas, Inc.	551,785
2,950	FMC Corporation	228,448
7,650	Koppers Holdings Inc.	320,305
4,225	Syngenta AG, ADR	273,358

		1,373,896

Metals & Mining — 3.4%
5,600	Carpenter Technology Corporation	244,440
5,525	Compass Minerals International, Inc.	445,094
2,650	Reliance Steel & Aluminum Co.	204,289

		893,823

Total Materials		2,267,719

Telecommunication Services — 2.0%
Wireless Telecommunication Services — 2.0%
5,950	American Tower Corporation, Class A †	251,388
5,925	NII Holdings, Inc. †	281,378

Total Telecommunication Services		532,766

Utilities — 7.6%
Electric Utilities — 3.6%
2,075	Entergy Corporation	249,996
9,075	ITC Holdings Corp.	463,823
8,400	Northeast Utilities	214,452

		928,271

Gas Utilities — 2.3%
8,790	Equitable Resources, Inc.	607,037

See Notes to Financial Statements.

5

Munder Small-Mid Cap Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Utilities (Continued)
Multi-Industry — 1.7%
4,950	NorthWestern Corporation	$125,829
6,975	Wisconsin Energy Corporation	315,410

		441,239

Total Utilities		1,976,547

TOTAL COMMON STOCKS
(Cost $22,824,434)		25,745,396

INVESTMENT COMPANY SECURITY — 1.2%
(Cost $305,895)
305,895	Institutional Money Market Fund (a)	305,895

TOTAL INVESTMENTS
(Cost $23,130,329)	100.0%	26,051,291
OTHER ASSETS AND LIABILITIES (Net)	(0.0)#	(8,460)

NET ASSETS	100.0%	$26,042,831

#	Amount represents less than 0.05% of net assets.

†	Non-income producing security.

(a)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

6

At June 30, 2008, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	89.9%	$23,407,246
Canada	2.6	668,192
Switzerland	2.1	562,932
Netherlands	1.6	427,050
India	1.0	250,810
Israel	0.8	221,775
China	0.8	207,391

TOTAL COMMON STOCKS	98.8	25,745,396
INVESTMENT COMPANY SECURITY	1.2	305,895

TOTAL INVESTMENTS	100.0	26,051,291
OTHER ASSETS AND LIABILITIES (Net)	(0.0)#	(8,460)

NET ASSETS	100.0%	$26,042,831

#	Amount represents less than 0.05% of net assets.

See Notes to Financial Statements.

7

Munder Small-Mid Cap Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $22,824,434)	$25,745,396
Securities of affiliated company (cost — $305,895)	305,895

Total Investments	26,051,291
Dividends receivable	34,383
Receivable from Advisor	25,003
Receivable for investment securities sold	212,714
Receivable for Fund shares sold	1,476
Prepaid expenses and other assets	27,424

Total Assets	26,352,291

LIABILITIES:
Payable for investment securities purchased	122,680
Payable for Fund shares redeemed	60,391
Transfer agency/record keeping fees payable	27,421
Trustees’ fees and expenses payable	26,787
Investment advisory fees payable	16,976
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	7,452
Administration fees payable	7,237
Shareholder servicing fees payable — Class K Shares	8
Accrued expenses and other payables	40,508

Total Liabilities	309,460

NET ASSETS	$26,042,831

Investments, at cost	$23,130,329

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(18,164)
Accumulated net realized loss on investments sold	(1,278,434)
Net unrealized appreciation of investments	2,920,962
Paid-in capital	24,418,467

$26,042,831

NET ASSETS:
Class A Shares	$8,976,999

Class B Shares	$1,552,742

Class C Shares	$4,562,357

Class K Shares	$38,141

Class R Shares	$341,227

Class Y Shares	$10,571,365

SHARES OUTSTANDING:
Class A Shares	784,081

Class B Shares	138,770

Class C Shares	407,673

Class K Shares	3,333

Class R Shares	30,047

Class Y Shares	916,958

CLASS A SHARES:
Net asset value and redemption price per share	$11.45

Maximum sales charge	5.50%
Maximum offering price per share	$12.12

CLASS B SHARES:
Net asset value and offering price per share*	$11.19

CLASS C SHARES:
Net asset value and offering price per share*	$11.19

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.44

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$11.36

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.53

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Small-Mid Cap Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$243,938
Dividends on securities of affiliated company	8,546

Total Investment Income	252,484

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	26,991
Class B Shares	14,242
Class C Shares	54,196
Class R Shares	1,839
Shareholder servicing fees:
Class K Shares	103
Investment advisory fees	214,960
Administration fees	88,290
Transfer agency/record keeping fees	81,813
Registration and filing fees	75,785
Legal and audit fees	48,836
Printing and mailing fees	41,507
Trustees’ fees and expenses	31,435
Custody fees	26,777
Other	14,932

Total Expenses	721,706
Expenses reimbursed by Advisor	(280,445)

Net Expenses	441,261

NET INVESTMENT LOSS	(188,777)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions	(301,066)
Net change in unrealized appreciation/(depreciation) of securities	(3,488,281)

Net realized and unrealized loss on investments	(3,789,347)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,978,124)

(a)	Net of foreign withholding taxes of $1,349.

See Notes to Financial Statements.

10

Munder Small-Mid Cap Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008*	June 30, 2007*

Net investment loss	$(188,777)	$(154,021)
Net realized loss from security transactions	(301,066)	(634,581)
Net change in unrealized appreciation/(depreciation) of securities	(3,488,281)	5,735,078

Net increase/(decrease) in net assets resulting from operations	(3,978,124)	4,946,476
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(1,898,310)	(2,035,046)
Class B Shares	349,036	159,784
Class C Shares	(620,885)	(184,755)
Class R Shares	(20,175)	300,861
Class Y Shares	1,808,495	4,708,585
Short-term trading fees	118	1,011

Net increase/(decrease) in net assets	(4,359,845)	7,896,916
NET ASSETS:
Beginning of year	30,402,676	22,505,760

End of year	$26,042,831	$30,402,676

Accumulated net investment loss	$(18,164)	$(12,391)

*	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

11

Munder Small-Mid Cap Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008*	June 30, 2007*

Amount
Class A Shares:
Sold	$2,265,201	$3,082,683
Redeemed	(4,163,511)	(5,117,729)

Net decrease	$(1,898,310)	$(2,035,046)

Class B Shares:
Sold	$499,818	$306,899
Redeemed	(150,782)	(147,115)

Net increase	$349,036	$159,784

Class C Shares:
Sold	$676,749	$1,623,697
Redeemed	(1,297,634)	(1,808,452)

Net decrease	$(620,885)	$(184,755)

Class R Shares:
Sold	$68,777	$327,898
Redeemed	(88,952)	(27,037)

Net increase/(decrease)	$(20,175)	$300,861

Class Y Shares:
Sold	$2,398,914	$5,452,713
Redeemed	(590,419)	(744,128)

Net increase	$1,808,495	$4,708,585

*	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2008*	June 30, 2007*

Shares
Class A Shares:
Sold	180,840	272,149
Redeemed	(339,889)	(460,670)

Net decrease	(159,049)	(188,521)

Class B Shares:
Sold	41,288	28,116
Redeemed	(12,952)	(12,989)

Net increase	28,336	15,127

Class C Shares:
Sold	54,505	146,562
Redeemed	(107,398)	(157,359)

Net decrease	(52,893)	(10,797)

Class R Shares:
Sold	5,717	28,604
Redeemed	(7,118)	(2,363)

Net increase/(decrease)	(1,401)	26,241

Class Y Shares:
Sold	193,686	483,761
Redeemed	(47,540)	(62,910)

Net increase	146,146	420,851

*	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

13

Munder Small-Mid Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year
	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$13.14	$10.96	$10.00

Income/(loss) from investment operations:
Net investment loss	(0.07)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	(1.62)	2.23	1.01

Total from investment operations	(1.69)	2.18	0.96

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$11.45	$13.14	$10.96

Total return(d)	(12.86)%	19.89%	9.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$8,977	$12,390	$12,405
Ratio of operating expenses to average net assets	1.45%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.59)%	(0.47)%	(0.43)%
Portfolio turnover rate	71%	75%	81%
Ratio of operating expenses to average net assets without expense reimbursements	2.42%	2.58%	5.48%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on July 1, 2005.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares

Year	Year	Year
Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)

$12.94	$10.88	$10.00

(0.16)	(0.14)	(0.13)
(1.59)	2.20	1.01

(1.75)	2.06	0.88

0.00 (c)	0.00 (c)	0.00 (c)

$11.19	$12.94	$10.88

(13.52)%	18.93%	8.80%

$1,553	$1,429	$1,037
2.20%	2.20%	2.20%
(1.31)%	(1.22)%	(1.18)%
71%	75%	81%

3.19%	3.31%	6.23%

See Notes to Financial Statements.

15

Munder Small-Mid Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares
	Year	Year	Year
	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$12.94	$10.88	$10.00

Income/(loss) from investment operations:
Net investment loss	(0.16)	(0.14)	(0.13)
Net realized and unrealized gain/(loss) on investments	(1.59)	2.20	1.01

Total from investment operations	(1.75)	2.06	0.88

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$11.19	$12.94	$10.88

Total return(d)	(13.52)%	18.93%	8.80%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,562	$5,959	$5,127
Ratio of operating expenses to average net assets	2.20%	2.20%	2.20%
Ratio of net investment loss to average net assets	(1.33)%	(1.22)%	(1.18)%
Portfolio turnover rate	71%	75%	81%
Ratio of operating expenses to average net assets without expense reimbursements	3.18%	3.32%	6.23%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on July 1, 2005.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares

Year	Year	Year
Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)

$13.13	$10.96	$10.00

(0.07)	(0.05)	(0.05)
(1.62)	2.22	1.01

(1.69)	2.17	0.96

0.00 (c)	0.00 (c)	0.00 (c)

$11.44	$13.13	$10.96

(12.87)%	19.80%	9.60%

$38	$44	$37
1.45%	1.45%	1.45%
(0.56)%	(0.47)%	(0.43)%
71%	75%	81%

2.42%	2.56%	5.48%

See Notes to Financial Statements.

17

Munder Small-Mid Cap Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares
	Year	Year	Year
	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)

Net asset value, beginning of period	$13.06	$10.93	$10.00

Income/(loss) from investment operations:
Net investment loss	(0.10)	(0.09)	(0.07)
Net realized and unrealized gain/(loss) on investments	(1.60)	2.22	1.00

Total from investment operations	(1.70)	2.13	0.93

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)

Net asset value, end of period	$11.36	$13.06	$10.93

Total return(d)	(13.02)%	19.49%	9.30%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$341	$411	$57
Ratio of operating expenses to average net assets	1.70%	1.70%	1.70%
Ratio of net investment loss to average net assets	(0.82)%	(0.72)%	(0.68)%
Portfolio turnover rate	71%	75%	81%
Ratio of operating expenses to average net assets without expense reimbursements	2.68%	2.69%	5.73%

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 1, 2005.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

Y Shares

Year	Year	Year
Ended	Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)

$13.19	$10.98	$10.00

(0.04)	(0.03)	(0.02)
(1.62)	2.24	1.00

(1.66)	2.21	0.98

0.00 (c)	0.00 (c)	0.00 (c)

$11.53	$13.19	$10.98

(12.59)%	20.13%	9.80%

$10,571	$10,171	$3,844
1.20%	1.20%	1.20%
(0.30)%	(0.21)%	(0.18)%
71%	75%	81%

2.18%	2.27%	5.23%

See Notes to Financial Statements.

19

[This Page Intentionally Left Blank]

20

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008

1. Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Small-Mid Cap Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are

21

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying

22

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

23

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor has agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.45%, 2.20%, 2.20%, 1.45%, 1.70% and 1.20% for Class A, Class B, Class C, Class K, Class R and Class Y Shares, respectively (collectively, “Target Operating Expenses”). For the year ended June 30, 2008, the Advisor reimbursed expenses on behalf of the Fund totaling $280,445, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement after August 14, 2007. At June 30, 2008, the total amount eligible for repayment to the Advisor was $247,404. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

24

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $80,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $88,290 before payment of sub-administration fees and $53,623 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.3081% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included in dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earned advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earned from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $397 in advisory fees before waivers and expense reimbursements ($22 after all waivers and expense reimbursements) and $163 in administration fees.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $1,342 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such

25

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

26

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

No payments are made under the Plan with regard to Class Y Shares.

5. Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $20,239,239 and $20,684,730, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,815,919, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,039,847 and net appreciation for Federal income tax purposes was $2,776,072. At June 30, 2008, aggregate cost for Federal income tax purposes was $23,275,219.

6. Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/Loss

Institutional Money Market Fund	$63,976	$10,243,724	10,243,724	$10,001,805	10,001,805	$305,895	$8,546	$—

7. Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $194.

8. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

27

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from net operating losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital

$183,004	$7,839	$(190,843)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Post	Capital
October	Loss	Unrealized
Loss	Carryover	Appreciation	Total

$(676,487)	$(457,058)	$2,776,072	$1,642,527

The differences between book and tax distributable earnings are primarily due to wash sales, real estate investment trust basis adjustments, partnership basis adjustments and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes $457,058 of unused capital losses which expire in 2015.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $676,487.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $243,175.

28

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

10. Tax Information (Unaudited)

For the fiscal year ended June 30, 2008, the Fund designates approximately $245,287 pursuant to the Internal Revenue Code as qualified income eligible for reduced taxes.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (”Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the

29

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

30

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of

31

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Fund’s Class Y Shares for the quarter and one-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-year total return as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on both a gross and net basis, exceeded the performance of the benchmark for the one-year and since inception periods, and (2) the Fund’s average annual total return for Class Y Shares, on a net basis, trailed the median performance of the Fund’s Lipper peer group for the one-year period.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds,

32

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used

33

Munder Small-Mid Cap Fund
 Notes to Financial Statements, June 30, 2008 (continued)

for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

34

Munder Small-Mid Cap Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

35

Munder Small-Mid Cap Fund
 Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

36

Munder Small-Mid Cap Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

37

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior

38

Munder Small-Mid Cap Fund

Notes to Financial Statements, June 30, 2008 (continued)

Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

39

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Small-Mid Cap Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Small-Mid Cap Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Small-Mid Cap Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

40

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNSMC608

ANNUAL REPORT
June 30, 2008

Munder Small-Mid Cap
130/30 Fund
Class A, C, K, R, Y & I Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500 sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a
-7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at
1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Statement of Changes in Net Assets — Capital Stock Activity
16	Statement of Cash Flows
18	Financial Highlights
21	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities. Leverage from selling securities short may increase the volatility of returns. In addition, short sales involve increased risk of losses in the Fund if the prices of the securities sold short increase. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2008, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 NET SECTOR ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund from its inception through June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: T. Scott Wittman, Tony Dong and Robert Crosby

The Fund generated a return of -9.94% from its inception on October 8, 2007 through June 30, 2008, relative to the -11.89% return for the S&P 1000® Index for that same time period.

Reflecting the difficult stock market environment, the Fund generated a negative return for the period from its inception on October 8, 2007 through June 30, 2008. It did, however, outperform its S&P 1000® benchmark primarily due to relative strength in the Fund’s short positions, which outweighed relative weakness in the Fund’s long positions.

The sectors in which stock selection showed the greatest relative weakness among the long positions included the industrials, information technology, financials and health care sectors. The relative weakness in these sectors more than offset positive stock selection among the long positions in the materials and consumer staples sectors.

Among the long positions of the Fund, an overweight in Oshkosh Corporation (0.7% of the Fund) was the largest detractor from relative performance within the industrials sector. Other industrials stocks that had a negative impact on relative performance included Interface, Inc. (1.0% of the Fund), Belden Inc. (0.9% of the Fund), Mobile Mini, Inc. and EMCOR Group, Inc. Mobile Mini and EMCOR were sold from the Fund in October 2007 and January 2008, respectively. The weak performing stocks in the sector more than offset the strong relative performance of McDermott International, Inc. (1.6% of the Fund).

The primary detractors from the relative performance in the information technology sector included long positions in DealerTrack Holdings, Inc. (0.5% of the Fund), VASCO Data Security International, Inc., j2 Global Communications, Inc. and FormFactor, Inc. FormFactor and j2 Global were sold in February and VASCO was sold in May.

Among the long positions in the health care sector, the relative strength of BioMarin Pharmaceutical Inc. (2.9% of the Fund) was more than offset by the weak relative performance of a number of holdings, including VCA Antech, Inc. (1.5% of the Fund) and Coventry Health Care, Inc., which was sold in June.

The largest detractors from relative performance among the long positions in the financials sector included Gramercy Capital Corp. (1.5% of the Fund), Affiliated Managers Group, Inc. (2.9% of the Fund), Delphi Financial Group, Inc. (0.7% of the Fund) and Security Capital Assurance, Ltd. Security Capital was eliminated from the Fund in October. In contrast to the weakness of these holdings, Assurant, Inc. (2.5% of the Fund) had a significant positive impact on relative returns.

As mentioned above, stock selection among the long positions in the materials, utilities and consumer staples sectors had a positive impact on relative performance. Two chemical companies, Syngenta AG (0.7% of the Fund) and Airgas, Inc. (2.2% of the Fund), along with Compass Minerals International, Inc. (1.7% of the Fund), were the standout performers in the materials sector. In the utilities sector, the Fund’s relative performance was boosted by Equitable Resources, Inc. (2.2% of the Fund), a company in

iii

the gas utilities industry. Central European Distribution Corporation (3.2% of the Fund) added relative strength in the consumer staples sector.

The short positions in the Fund had a significant positive impact on relative performance, particularly in the financials and health care sectors. Among the short positions that contributed positively to relative performance in the financials sector were Ares Capital Corporation (-1.3% of the Fund), Cohen & Steers, Inc. (-1.2% of the Fund), Asta Funding, Inc., Fifth Third Bancorp and Regions Financial Corp. The short position in Asta was closed in May, while the short positions in Fifth Third and Regions were closed in June. Relative returns in the health care sector were helped by a short position in Affymetrix, Inc. (-1.3% of the Fund).

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Standard and Poor’s (S&P) 1000® Index combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index. The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Class Y Shares of the Fund since the inception of the Fund. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Small-Mid Cap 130/30 Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

vi

GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08 SINCE INCEPTION
				S&P
Class and	With		Without	1000®
Inception Date	Load		Load	Index*

CLASS Y 10/8/07	N/A		$9,006	$8,811

CLASS A 10/8/07	$8,497	#	8,990	8,811

CLASS C 10/8/07	8,851	†	8,940	8,811

CLASS K 10/8/07	N/A		8,990	8,811

CLASS R 10/8/07	N/A		8,970	8,811

CLASS I 10/8/07	N/A		9,021	8,811

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

*	The S&P 1000® Index combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index and measures the performance of both the small-cap and mid-cap sectors of the U.S. stock market.

vii

TOTAL RETURNS THROUGH 6/30/08(1)
			Since
	Since		Inception
Class and	Inception		w/out
Inception Date	w/load		load

CLASS Y 10/8/07	N/A		(9.94)%

CLASS A 10/8/07	(15.03	)%#	(10.10)%

CLASS C 10/8/07	(11.49	)%†	(10.60)%

CLASS K 10/8/07	N/A		(10.10)%

CLASS R 10/8/07	N/A		(10.30)%

CLASS I 10/8/07	N/A		(9.79)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, estimated gross expense ratios for Class Y, A, C, K, R and I Shares of the Fund are 5.37%, 5.62%, 6.37%, 5.62%, 5.87% and 5.11%, respectively, and net expense ratios for Class Y, A, C, K, R and I Shares of the Fund are 3.51%, 3.76%, 4.51%, 3.76%, 4.01% and 3.25%, respectively. Actual expenses for the fiscal period ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management has reimbursed certain expenses of the Fund since its inception and has agreed to continue to do so through at least 10/31/09. Total returns would have been lower if Munder Capital had not reimbursed expenses during those periods.

(1)	Not annualized.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the applicable period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio**

Actual
Class A	$1,000.00	$917.30	$12.49	2.62%
Class C	$1,000.00	$914.10	$16.04	3.37%
Class K	$1,000.00	$917.30	$12.49	2.62%
Class R	$1,000.00	$915.30	$13.67	2.87%
Class Y	$1,000.00	$918.40	$11.35	2.38%
Class I	$1,000.00	$919.40	$10.07	2.11%

Hypothetical
Class A	$1,000.00	$1,011.83	$13.11	2.62%
Class C	$1,000.00	$1,008.11	$16.83	3.37%
Class K	$1,000.00	$1,011.83	$13.11	2.62%
Class R	$1,000.00	$1,010.59	$14.35	2.87%
Class Y	$1,000.00	$1,013.03	$11.91	2.38%
Class I	$1,000.00	$1,014.37	$10.57	2.11%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

**	Includes dividend expense on securities sold short of 0.66%, 0.66%, 0.66%, 0.66%, 0.67% and 0.66% for Class A, Class C, Class K, Class R, Class Y and Class I shares, respectively.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Small-Mid Cap 130/30 Fund

Portfolio of Investments, June 30, 2008

Shares		Value

LONG POSITIONS — 118.6%
COMMON STOCKS — 117.3%
Consumer Discretionary — 13.6%
Distributors — 1.6%
425	LKQ Corporation †,(b)	$7,680

Diversified Consumer Services — 0.6%
50	New Oriental Education & Technology Group Inc., ADR †	2,921

Hotels, Restaurants & Leisure — 1.0%
150	Penn National Gaming, Inc. †,(b)	4,823

Household Durables — 3.5%
50	Snap-on Incorporated	2,600
675	Tempur-Pedic International Inc. (b)	5,272
250	Tupperware Brands Corporation (b)	8,555

		16,427

Media — 0.5%
100	Discovery Holding Company, Class A †	2,196

Specialty Retail — 3.5%
100	GameStop Corp., Class A †,(b)	4,040
275	Penske Automotive Group, Inc. (b)	4,053
200	Tiffany & Co. (b)	8,150

		16,243

Textiles, Apparel & Luxury Goods — 2.9%
100	Gildan Activewear Inc. †,(b)	2,588
350	Hanesbrands, Inc. †	9,499
50	Wolverine World Wide, Inc.	1,334

		13,421

Total Consumer Discretionary		63,711

Consumer Staples — 7.1%
Beverages — 3.2%
200	Central European Distribution Corporation †,(b)	14,830

Food Products — 2.7%
450	Flowers Foods, Inc. (b)	12,753

Household Products — 1.2%
100	Church & Dwight Co., Inc.	5,635

Total Consumer Staples		33,218

See Notes to Financial Statements.

1

Munder Small-Mid Cap 130/30 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

LONG POSITIONS (Continued)
COMMON STOCKS (Continued)
Energy — 16.1%
Energy Equipment & Services — 9.6%
50	Core Laboratories N.V. †,(b)	$7,118
125	FMC Technologies, Inc. †,(b)	9,616
250	IHS Inc., Class A †,(b)	17,400
175	Oil States International, Inc. †,(b)	11,102

		45,236

Oil, Gas & Consumable Fuels — 6.5%
262	Atlas America, Inc. (b)	11,803
50	Enbridge Inc.	2,159
50	Foundation Coal Holdings, Inc.	4,429
250	Southwestern Energy Company †,(b)	11,902

		30,293

Total Energy		75,529

Financials — 21.6%
Capital Markets — 5.0%
150	Affiliated Managers Group, Inc. †,(b)	13,509
200	Eaton Vance Corp. (b)	7,952
100	TD AMERITRADE Holding Corporation †	1,809

		23,270

Commercial Banks — 2.8%
50	HDFC Bank Limited, ADR (b)	3,583
375	Signature Bank †,(b)	9,660

		13,243

Diversified Financial Services — 0.4%
200	KKR Financial Holdings LLC	2,100

Insurance — 3.2%
175	Assurant, Inc. (b)	11,543
150	Delphi Financial Group, Inc. (b)	3,471

		15,014

Real Estate Investment Trusts (REITs) — 10.2%
125	Alexandria Real Estate Equities, Inc. (b)	12,167
800	Annaly Capital Management, Inc. (b)	12,408
50	Digital Realty Trust, Inc.	2,046
100	Essex Property Trust, Inc. (b)	10,650

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)

Real Estate Investment Trusts (Continued)
625	Gramercy Capital Corp. (b)	$7,244
125	LaSalle Hotel Properties	3,141

		47,656

Total Financials		101,283

Health Care — 9.8%
Biotechnology — 3.5%
475	BioMarin Pharmaceutical Inc. †,(b)	13,766
100	Cepheid †	2,812

		16,578

Health Care Equipment & Supplies — 1.9%
150	Hologic, Inc. †	3,270
125	West Pharmaceutical Services, Inc. (b)	5,410

		8,680

Health Care Providers & Services — 4.0%
100	Laboratory Corporation of America Holdings †,(b)	6,963
25	LCA-Vision Inc.	119
125	Psychiatric Solutions, Inc. †	4,730
250	VCA Antech, Inc. †,(b)	6,945

		18,757

Life Sciences Tools & Services — 0.4%
25	Techne Corporation †	1,935

Total Health Care		45,950

Industrials — 16.4%
Aerospace & Defense — 0.5%
25	L-3 Communications Holdings, Inc. (b)	2,272

Air Freight & Logistics — 0.5%
50	Expeditors International of Washington, Inc.	2,150

Commercial Services & Supplies — 4.6%
250	Corrections Corporation of America †,(b)	6,867
375	Interface, Inc., Class A (b)	4,699
225	Ritchie Bros. Auctioneers Incorporated	6,104
75	Stericycle, Inc. †,(b)	3,878

		21,548

See Notes to Financial Statements.

3

Munder Small-Mid Cap 130/30 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

LONG POSITIONS (Continued)
COMMON STOCKS (Continued)
Industrials (Continued)
Electrical Equipment — 5.0%
75	American Superconductor Corporation †	$2,689
125	Belden Inc. (b)	4,235
275	General Cable Corporation †,(b)	16,733

		23,657

Industrial Conglomerates — 1.6%
125	McDermott International, Inc. †	7,736

Machinery — 2.5%
150	Oshkosh Corporation (b)	3,104
175	RBC Bearings Incorporated †,(b)	5,831
25	Valmont Industries, Inc.	2,607

		11,542

Road & Rail — 1.5%
125	Landstar System, Inc. (b)	6,902

Trading Companies & Distributors — 0.2%
75	Rush Enterprises, Inc., Class A †	901

Total Industrials		76,708

Information Technology — 16.4%
Communications Equipment — 6.8%
175	CommScope, Inc. †,(b)	9,235
250	Comtech Telecommunications Corp. †,(b)	12,250
350	NICE-Systems Ltd., ADR †,(b)	10,349

		31,834

Computers & Peripherals — 1.0%
175	Logitech International S.A. †,(b)	4,690

Electronic Equipment & Instruments — 1.6%
75	Itron, Inc. †	7,376

Information Technology Services — 1.6%
225	Cognizant Technology Solutions Corporation, Class A †,(b)	7,315

Internet Software & Services — 0.9%
50	Akamai Technologies, Inc. †	1,740
175	DealerTrack Holdings, Inc. †,(b)	2,469

		4,209

See Notes to Financial Statements.

4

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment — 3.4%
575	Diodes Incorporated †,(b)	$15,893

Software — 1.1%
100	MICROS Systems, Inc. †	3,049

75	Sybase, Inc. †	2,207

		5,256

Total Information Technology		76,573

Materials — 7.4%
Chemicals — 4.6%
175	Airgas, Inc. (b)	10,218
50	FMC Corporation	3,872
100	Koppers Holdings Inc. (b)	4,187
50	Syngenta AG, ADR	3,235

		21,512

Metals & Mining — 2.8%
75	Carpenter Technology Corporation	3,274
100	Compass Minerals International, Inc.	8,056
25	Reliance Steel & Aluminum Co.	1,927

		13,257

Total Materials		34,769

Telecommunication Services — 1.9%
Wireless Telecommunication Services — 1.9%
100	American Tower Corporation, Class A †	4,225
100	NII Holdings, Inc. †,(b)	4,749

Total Telecommunication Services		8,974

Utilities — 7.0%
Electric Utilities — 3.3%
25	Entergy Corporation (b)	3,012
150	ITC Holdings Corp. (b)	7,666
175	Northeast Utilities	4,468

		15,146

Gas Utilities — 2.2%
150	Equitable Resources, Inc. (b)	10,359

See Notes to Financial Statements.

5

Munder Small-Mid Cap 130/30 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

LONG POSITIONS (Continued)
COMMON STOCKS (Continued)
Utilities (Continued)
Multi-Industry — 1.5%
100	NorthWestern Corporation	$2,542
100	Wisconsin Energy Corporation	4,522

		7,064

Total Utilities		32,569

TOTAL COMMON STOCKS
(Cost $579,090)		549,284

INVESTMENT COMPANY SECURITIES — 1.3%
Multi-Sector — 1.3%
Multi-Industry — 1.3%
5,161	Institutional Money Market Fund (a)	5,161
10	iShares S&P® SmallCap 600 Index Fund	602

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $5,868)		5,763

TOTAL INVESTMENTS
(Total Long Positions)
(Cost $584,958)	118.6%	555,047
OTHER ASSETS AND LIABILITIES (Net)	9.3	43,772
SECURITIES SOLD SHORT (SEE SUMMARY BELOW)	(27.9)	(130,602)

NET ASSETS	100.0%	$468,217

SECURITIES SOLD SHORT — (27.9)%
COMMON STOCKS — (26.6)%
Consumer Discretionary — (7.8)%
Diversified Consumer Services — (1.1)%
(650)	Collectors Universe, Inc.	$(5,271)

Hotels, Restaurants & Leisure — (1.5)%
(450)	Starbucks Corporation †	(7,083)

Household Durables — (1.4)%
(1,175)	Palm Harbor Homes, Inc. †	(6,498)

See Notes to Financial Statements.

6

Shares		Value

Consumer Discretionary (Continued)
Specialty Retail — (3.8)%
(375)	American Eagle Outfitters, Inc.	$(5,111)
(225)	Bed Bath & Beyond Inc. †	(6,323)
(1,400)	Charming Shoppes, Inc. †	(6,426)

		(17,860)

Total Consumer Discretionary		(36,712)

Energy — (1.3)%
Oil, Gas & Consumable Fuels — (1.3)%
(175)	Crosstex Energy, Inc.	(6,066)

Financials — (8.7)%
Capital Markets — (4.1)%
(225)	Cohen & Steers, Inc.	(5,843)
(125)	GAMCO Investors, Inc., Class A	(6,202)
(325)	optionsXpress Holdings, Inc.	(7,261)

		(19,306)

Commercial Banks — (2.9)%
(1,900)	Capital Corp of the West	(7,220)
(200)	PrivateBancorp, Inc.	(6,076)

		(13,296)

Insurance — (1.7)%
(425)	Progressive Corporation (The)	(7,956)

Total Financials		(40,558)

Health Care — (1.3)%
Life Sciences Tools & Services — (1.3)%
(600)	Affymetrix, Inc. †	(6,174)

Industrials — (3.2)%
Electrical Equipment — (1.6)%
(200)	Franklin Electric Co., Inc.	(7,756)

Trading Companies & Distributors — (1.6)%
(175)	Watsco, Inc.	(7,315)

Total Industrials		(15,071)

Information Technology — (4.3)%
Electronic Equipment & Instruments — (1.5)%
(525)	L-1 Identity Solutions, Inc. †	(6,993)

See Notes to Financial Statements.

7

Munder Small-Mid Cap 130/30 Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

SECURITIES SOLD SHORT (Continued)
COMMON STOCKS (Continued)
Information Technology (Continued)
Semiconductors & Semiconductor Equipment — (2.8)%
(1,250)	Cirrus Logic, Inc. †	$(6,950)
(375)	Veeco Instruments Inc. †	(6,030)

		(12,980)

Total Information Technology		(19,973)

TOTAL COMMON STOCKS SOLD SHORT		(124,554)

INVESTMENT COMPANY SECURITY — (1.3)%
Financials — (1.3)%
Capital Markets — (1.3)%
(600)	Ares Capital Corporation	(6,048)

TOTAL SECURITIES SOLD SHORT
(Proceeds $148,768)		$(130,602)

†	Non-income producing security.

(a)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(b)	Security, or a portion thereof, pledged or designated on the Fund’s books as collateral for securities sold short.

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

8

At June 30, 2008 the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	108.2%	$506,537
Canada	2.3	10,851
Israel	2.2	10,349
Switzerland	1.7	7,925
Netherlands	1.5	7,118
India	0.8	3,583
China	0.6	2,921

TOTAL COMMON STOCKS	117.3	549,284
INVESTMENT COMPANY SECURITIES	1.3	5,763

TOTAL INVESTMENTS (Long positions)	118.6	555,047
OTHER ASSETS AND LIABILITIES (Net)	9.3	43,772
SECURITIES SOLD SHORT	(27.9)	(130,602)

NET ASSETS	100.0%	$468,217

See Notes to Financial Statements.

9

Munder Small-Mid Cap 130/30 Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $579,797)	$549,886
Securities of affiliated company (cost — $5,161)	5,161

Total Investments	555,047
Dividends receivable	1,233
Receivable from Advisor	66,938
Prepaid expenses and other assets	32,580

Total Assets	655,798

LIABILITIES:
Securities sold short, at value (proceeds received $148,768)	130,602
Trustees’ fees and expenses payable	18,980
Transfer agency/record keeping fees payable	15,848
Audit fees payable	13,334
Administration fees payable	6,993
Custody fees payable	1,402
Investment advisory fees payable	357
Distribution and shareholder servicing fees payable — Class A, C and R Shares	57
Shareholder servicing fees payable — Class K Shares	8

Total Liabilities	187,581

NET ASSETS	$468,217

Investments, at cost	$584,958

See Notes to Financial Statements.

10

NET ASSETS consist of:
Accumulated distributions and net investment loss	$(1,240)
Accumulated net realized loss on investments sold	(18,972)
Net unrealized depreciation on securities	(11,745)
Paid-in capital	500,174

$468,217

NET ASSETS:
Class A Shares	$38,164

Class C Shares	$40,351

Class K Shares	$37,442

Class R Shares	$37,376

Class Y Shares	$277,299

Class I Shares	$37,585

SHARES OUTSTANDING:
Class A Shares	4,247

Class C Shares	4,515

Class K Shares	4,167

Class R Shares	4,167

Class Y Shares	30,811

Class I Shares	4,172

CLASS A SHARES:
Net asset value and redemption price per share	$8.99

Maximum sales charge	5.50%
Maximum offering price per share	$9.51

CLASS C SHARES:
Net asset value and offering price per share*	$8.94

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$8.99

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$8.97

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.00

CLASS I SHARES:
Net asset value, offering price and redemption price per share	$9.01

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder Small-Mid Cap 130/30 Fund

Statement of Operations, For the Period Ended June 30, 2008(a)

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(b)	$4,965
Dividends on securities of affiliated company	352

Total Investment Income	5,317

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	70
Class C Shares	285
Class R Shares	139
Shareholder servicing fees:
Class K Shares	70
Legal and audit fees	111,654
Administration fees	62,331
Registration and filing fees(c)	50,000
Transfer agency/record keeping fees(d)	41,641
Trustees’ fees and expenses	31,479
Printing and mailing fees(e)	31,394
Custody fees	14,651
Investment advisory fees	2,619
Dividend expense on securities sold short	1,549
Other	14,191

Total Expenses	362,073
Expenses reimbursed by Advisor	(355,548)

Net Expenses	6,525

NET INVESTMENT LOSS	(1,208)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions	(44,778)
Net realized gain from securities sold short	25,690
Net change in unrealized appreciation/(depreciation) of securities	(11,745)

Net realized and unrealized loss on investments	(30,833)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,041)

(a)	The Fund commenced operations on October 8, 2007.

(b)	Net of foreign withholding taxes of $18.

(c)	Registration and filing fees — The amounts for Class A, C, K, R, Y & I were $5,004, $5,097, $4,975, $4,970, $21,621 and $8,333, respectively.

(d)	Transfer agency/record keeping fees — The amounts for Class A, C, K, R, Y & I were $4,535, $4,609, $4,508, $4,505, $18,968 and $4,516, respectively.

(e)	Printing and mailing fees — The amounts for Class A, C, K, R, Y & I were $2,900, $3,010, $2,862, $2,857, $16,913 and $2,852, respectively.

See Notes to Financial Statements.

12

Munder Small-Mid Cap 130/30 Fund

Statement of Changes in Net Assets

Period Ended
June 30, 2008(a)

Net investment loss	$(1,208)
Net realized loss from security transactions	(19,088)
Net change in net unrealized appreciation/(depreciation) of securities	(11,745)

Net decrease in net assets resulting from operations	(32,041)
Dividends to shareholders from net investment income:
Class A Shares	(1)
Class K Shares	(1)
Class Y Shares	(64)
Class I Shares	(51)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	42,433
Class C Shares	44,814
Class K Shares	41,668
Class R Shares	41,667
Class Y Shares	288,074
Class I Shares	41,717
Short-term trading fees	2

Net increase in net assets	468,217
NET ASSETS:
Beginning of period	—

End of period	$468,217

Accumulated distributions and net investment loss	$(1,240)

(a)	The Fund commenced operations on October 8, 2007.

See Notes to Financial Statements.

13

Munder Small-Mid Cap 130/30 Fund

Statement of Changes in Net Assets — Capital Stock Activity

Period Ended
June 30, 2008(a)

Amount
Class A Shares:
Sold	$42,432
Issued as reinvestment of dividends	1

Net increase	$42,433

Class C Shares:
Sold	$44,895
Redeemed	(81)

Net increase	$44,814

Class K Shares:
Sold	$41,667
Issued as reinvestment of dividends	1

Net increase	$41,668

Class R Shares:
Sold	$41,667

Net increase	$41,667

Class Y Shares:
Sold	$288,010
Issued as reinvestment of dividends	64

Net increase	$288,074

Class I Shares:
Sold	$41,667
Issued as reinvestment of dividends	50

Net increase	$41,717

(a)	The Fund commenced operations on October 8, 2007.

See Notes to Financial Statements.

14

	Period Ended
	June 30, 2008(a)
Shares
Class A Shares:
Sold	4,247
Issued as reinvestment of dividends	0	#

Net increase	4,247

Class C Shares:
Sold	4,524
Redeemed	(9)

Net increase	4,515

Class K Shares:
Sold	4,167
Issued as reinvestment of dividends	0	#

Net increase	4,167

Class R Shares:
Sold	4,167

Net increase	4,167

Class Y Shares:
Sold	30,805
Issued as reinvestment of dividends	6

Net increase	30,811

Class I Shares:
Sold	4,167
Issued as reinvestment of dividends	5

Net increase	4,172

(a)	The Fund commenced operations on October 8, 2007.

#	Amount represents less than 0.500 of a share.

See Notes to Financial Statements.

15

Munder Small-Mid Cap 130/30 Fund

Statement of Cash Flows, Period Ended June 30, 2008(a)

Increase/(decrease) in cash —
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(32,041)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of securities	(824,214)
Proceeds from disposition of securities	199,639
Proceeds from securities sold short	311,165
Purchases to cover securities sold short	(136,707)
Net purchases, sales and maturities of short-term investments	(5,161)
Increase in dividends receivable	(1,233)
Increase in receivable from Advisor	(66,938)
Increase in prepaid expenses and other assets	(32,580)
Increase in trustees’ fees and expenses payable	18,980
Increase in transfer agency/record keeping fees payable	15,848
Increase in audit fee payable	13,334
Increase in administration fees payable	6,993
Increase in custody fees payable	1,402
Increase in investment advisory fees payable	357
Increase in distribution and shareholder servicing fees payable — Class A, C and R Shares	57
Increase in Shareholder servicing fees payable — Class K Shares	8
Unrealized depreciation of securities	11,745
Net realized loss from security transactions	19,088

Net cash used by operating activities	(500,258)

Cash flows from financing activities:
Proceeds from fund shares sold	500,454
Dividends to shareholders from net investment income	(117)
Payments for fund shares redeemed, net of short-term trading fees	(79)

Net cash provided by financing activities	500,258
Net increase/(decrease) in cash —
Cash:	—
Beginning of period	—
End of period	$—

(a)	The Fund commenced operations on October 8, 2007.

See Notes to Financial Statements.

16

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17

Munder Small-Mid Cap 130/30 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares		C Shares		K Shares

	Period Ended		Period Ended		Period Ended
	6/30/08(b)		6/30/08(b)		6/30/08(b)

Net asset value, beginning of period	$10.00		$10.00		$10.00

Income/(loss) from investment operations:
Net investment loss	(0.04)		(0.09)		(0.04)
Net realized and unrealized loss	(0.97)		(0.97)		(0.97)

Total from investment operations	(1.01)		(1.06)		(1.01)

Less distributions:
Dividends from net investment income	(0.00	)(d)	—		(0.00	)(d)

Total distributions	(0.00	)(d)	—		(0.00	)(d)

Short-term trading fees	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 8.99		$ 8.94		$ 8.99

Total return(c)	(10.10)%		(10.60)%		(10.10)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 38		$ 40		$ 37
Ratio of operating expenses to average net assets, including dividend expense on securities sold short	2.52	%(e)	3.28	%(e)	2.54	%(e)
Ratio of net investment loss to average net assets	(0.57	)%(e)	(1.32	)%(e)	(0.59	)%(e)
Portfolio turnover rate	43%		43%		43%
Ratio of operating expenses to average net assets without expense reimbursements, including dividend expense on securities sold short	136.95	%(e)	137.68	%(e)	136.93	%(e)
Ratio of operating expenses to average net assets, excluding dividend expense on securities sold short	1.96	%(e)	2.71	%(e)	1.96	%(e)

(a)	The Fund commenced operations on October 8, 2007.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)	Amount is less than $0.005 per share.

(e)	Annualized.

See Notes to Financial Statements.

18

R Shares		Y Shares		I Shares

Period Ended		Period Ended		Period Ended
6/30/08(b)		6/30/08(b)		6/30/08(b)

$10.00		$10.00		$10.00

(0.06)		(0.01)		(0.00	)(d)
(0.97)		(0.98)		(0.98)

(1.03)		(0.99)		(0.98)

—		(0.01)		(0.01)

—		(0.01)		(0.01)

0.00	(d)	0.00	(d)	0.00	(d)

$8.97		$9.00		$9.01

(10.30)%		(9.94)%		(9.79)%

$37		$277		$38
2.80	%(e)	2.33	%(e)	2.02	%(e)
(0.85	)%(e)	(0.21	)%(e)	(0.07	)%(e)
43%		43%		43%
137.18	%(e)	136.86	%(e)	148.62	%(e)
2.21	%(e)	1.71	%(e)	1.45	%(e)

See Notes to Financial Statements.

19

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20

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008

1. Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Small-Mid Cap 130/30 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 6 classes of shares — Class A, Class C, Class K, Class R, Class Y, and Class I Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class K, Class R, Class Y, and Class I Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying securities value and relevant exchange

21

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

rate. Equity securities sold short may also be valued at the asked price and equity securities that are primarily traded on foreign securities exchanges may also be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Short Sales: The Fund may engage in short sales of equity securities. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete the short sale transaction, the Fund purchases the same security in the market at the current market price and closes out the position by returning the security to the lender.

Upon entering into a short sale, the Fund is required to deposit with the broker, or pledge as collateral, an amount at least equal to its obligations to purchase the securities sold short. Collateral is adjusted daily to reflect the daily mark-to-market adjustment of the corresponding liability to settle securities sold short. The Fund is required to pay dividends on securities sold short to compensate the counterparty for dividends declared on the underlying securities.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of the compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By

22

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Class-level expenses attributable to Class I Shares are charged directly to that class. All other class-level expenses (excluding distribution and shareholder servicing fees) are allocated to the remaining share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the period ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax

23

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the period ended June 30, 2008.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures will be required. Such disclosures may include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 1.00% on the first $1 billion of average daily net assets; and 0.95% of the average daily net assets in excess of $1 billion. During the period ending June 30, 2008, the Fund paid an annual effective rate of 1.00% for advisory services.

Pursuant to an Expense Limitation Agreement with the Fund, the Advisor has agreed to waive fees or reimburse certain expenses of the Fund to the extent necessary to maintain the Fund’s total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction

24

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) at 1.96%, 2.71%, 1.96%, 2.21%, 1.71% and 1.45% for Class A, Class C, Class K, Class R, Class Y, and Class I Shares, respectively (collectively, “Target Operating Expenses”). For the period ended June 30, 2008, the Advisor reimbursed expenses on behalf of the Fund totaling $355,548, which are reflected as expenses reimbursed by Advisor in the accompanying Statement of Operations.

Pursuant to a separate written Agreement with the Fund (the “Repayment Agreement”), the Advisor may seek repayment from the Fund for Fund expenses it reimbursed under the Expense Limitation Agreement. At June 30, 2008, the total amount eligible for repayment to the Advisor was $355,548. The Fund may only grant such repayment provided (1) its actual total net annual operating expenses (excluding taxes, interest, litigation expense, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses” as that term is used by the Securities and Exchange Commission) are below the Target Operating Expenses and (2) it receives approval from the Board of Trustees. The Repayment Agreement is subject to annual review by the Board of Trustees.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $80,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the period ended June 30, 2008, the Advisor earned $62,331 before payment of sub-administration fees and $38,972 after payment of sub-administration fees for its administrative services to the Fund. During the period ended June 30, 2008, the Fund paid an annual effective rate of 23.7997% before expense reimbursements and 0.00% after expense reimbursements for administrative services.

25

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the period ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $18 in advisory fees before waivers and expense reimbursements (less than $1 after all waivers and expense reimbursements) and $7 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of the Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the period ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation,

26

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class C	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y or Class I Shares.

5. Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $824,214 and $199,639, respectively, for the period ended June 30, 2008. Purchases to cover securities sold short and securities sold short were equal to $136,707 and $311,165, respectively.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $42,428, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $73,881 and net depreciation for Federal income tax purposes was $31,453. At June 30, 2008, aggregate cost for federal income tax purpose was $586,500.

6. Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	10/8/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain(Loss)

Institutional Money Market Fund	$—	$650,613	650,613	$645,452	645,452	$5,161	$352	$—

7. Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the

27

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the period ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the period ended June 30, 2008, total commitment fees for the Fund were $1.

8. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from short sell substitute payment reclassifications, partnership basis adjustments, non-deductible 12b-1 fees and return of capital distributions from real estate investment trusts were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital

$85	$116	$(201)

During the year ended June 30, 2008, dividends of $117 were paid to shareholders from ordinary income on a tax basis.

28

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post October	Capital Loss	Unrealized
Ordinary Income	Loss	Carryover	Depreciation	Total

$2,669	$(14,359)	$(3,071)	$(13,287)	$(28,048)

The differences between book and tax distributable earnings are primarily due to wash sales, real estate investment trust basis adjustments, partnership basis adjustments and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes $3,071 of unused capital losses which expire in 2016.

Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2007 and June 30, 2008 of $14,359.

10. Tax Information (Unaudited)

Of the distributions paid by the Fund, 72.26% will qualify for dividend received deduction available to corporate shareholders.

For the fiscal year ended June 30, 2008, the Fund designates approximately $4,983 pursuant to the Internal Revenue Code as qualified income eligible for reduced taxes.

11. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by

29

Munder Small-Mid Cap 130/30 Fund
 Notes to Financial Statements, June 30, 2008 (continued)

calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for the 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the

30

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

31

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered (1) the total return, on both a gross and net basis, of the Fund’s Class Y Shares for the period since inception of the Fund through December 31, 2007 and compared this information to the performance of the Fund’s benchmark index, and (2) the total return, on a net basis, of the Fund’s Class Y Shares for the period since inception of the Fund through December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors. In this regard, the Board considered that the Fund’s total return for Class Y Shares, on both a gross and net basis, exceeded the performance of the benchmark for the period since inception of the Fund through December 31, 2007. Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years

32

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under

33

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

15. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

34

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

35

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex	Other
	with the	Length of	During Past	Overseen	Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

36

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

37

Munder Small-Mid Cap 130/30 Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

38

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Small-Mid Cap 130/30 Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Small-Mid Cap 130/30 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statements of operations, changes in net assets, statement of cash flows and financial highlights for the period from October 8, 2007 (commencement of operations) to June 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Small-Mid Cap 130/30 Fund of Munder Series Trust at June 30, 2008, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period from October 8, 2007 (commencement of operations) to June 30, 2008, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
August 18, 2008

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNSMC130608

ANNUAL REPORT
June 30, 2008

Munder Tax-Free
Money Market Fund
Class A, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Investment Allocation
iv	Shareholder Fee Example

1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
21	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Munder Tax-Free Money Market Fund

Investment Allocation, June 30, 2008 (Unaudited)

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by maturity. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

ii

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iii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$1,007.90	$3.59	0.72%
Class K	$1,000.00	$1,007.60	$3.84	0.77%
Class Y	$1,000.00	$1,008.40	$3.10	0.62%

Hypothetical
Class A	$1,000.00	$1,021.28	$3.62	0.72%
Class K	$1,000.00	$1,021.03	$3.87	0.77%
Class Y	$1,000.00	$1,021.78	$3.12	0.62%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

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vi

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2008

Principal
Amount		Value

TAX-EXEMPT COMMERCIAL PAPER — 4.4%
Illinois — 1.2%
$2,500,000	Illinois Educational Facilities Authority Revenue, 1.450% due 08/04/2008	$2,500,000

Minnesota — 1.6%
3,000,000	City of Rochester, Minnesota, Series 2000-B, 1.600% due 09/03/2008	3,000,000

Tennessee — 1.6%
3,000,000	Tennessee State Tax Exempt, Series 1997-A, 1.450% due 07/03/2008	3,000,000

TOTAL TAX-EXEMPT COMMERCIAL PAPER
(Cost $8,500,000)		8,500,000

MUNICIPAL BONDS AND NOTES — 88.2%
Alabama — 3.1%
3,000,000	Infirmary Health System Special Care Facilities Financing Authority Mobile Alabama Revenue, Infirmary Health System, Series A, (Bank of Nova Scotia, LOC), 1.580% due 02/01/2040 (a)	3,000,000
3,000,000	Mobile, Alabama, Industrial Development Board Dock & Wharf Revenue, Holnam Incorporated Project, Series A, Refunding, (Bayerische Landesbank, LOC), 1.560% due 06/01/2032 (a)	3,000,000

		6,000,000

Arizona — 1.8%
3,400,000	Apache County, Arizona, Industrial Development Authority, Industrial Development Revenue, Tucson Electric Power, Series 83-A, (ABN AMRO Bank N.V., LOC), 1.500% due 12/15/2018 (a)	3,400,000

California — 6.3%
2,000,000	Alameda-Contra Costa, California, Schools Financing Authority, Certificate Participation, Capital Improvement Financing Project, Series L (Scotia Bank, LOC), 1.350% due 08/01/2033 (a)	2,000,000
3,890,000	Beaumont, California, Utility Authority, Revenue, (Union Bank of CA, LOC) 1.320% due 09/01/2041 (a)	3,890,000

See Notes to Financial Statements.

1

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)

California (Continued)
$2,900,000	Fremont, California, Certificate Participation, Capital Improvement Financing Project, (Scotia Bank, LOC), 1.350% due 08/01/2030 (a)	$2,900,000
3,405,000	Inland Valley, California Development Agency, Tax Allocation, (Union Bank of CA, LOC), 1.570% due 03/01/2027 (a)	3,405,000

		12,195,000

Colorado — 4.7%
	Colorado Educational & Cultural Facilities Authority Revenue:
1,000,000	Regis Jesuit High School Project, (Wells Fargo Bank, N.A., LOC), 1.550% due 12/01/2033 (a)	1,000,000
3,000,000	Rehoboth Christian School, (Keybank N.A., LOC), 1.600% due 05/01/2037 (a)	3,000,000
3,660,000	Lowry Economic Redevelopment Authority, Series A, Refunding, (BNP Paribas, LOC) 1.550% due 12/01/2020 (a)	3,660,000
1,450,000	Water Valley, Colorado, Metropolitan District, No. 2, GO, (Wells Fargo Bank N.A., LOC), 1.550% due 12/01/2024 (a)	1,450,000

		9,110,000

District Of Columbia — 1.0%
1,925,000	District of Columbia Revenue, Hospital For Sick Children, (SunTrust Bank, LOC), 1.530% due 01/01/2035 (a)	1,925,000

Florida — 3.2%
1,500,000	Florida State Turnpike Authority, Turnpike Revenue, Department of Transportation, Series A, Refunding, (FSA Insured), 5.250% due 07/01/2008	1,500,000
3,500,000	Palm Beach County, Florida, Revenue, Raymond F Kravis Center Project, (Northern Trust, LOC), 1.700% due 07/01/2032 (a)	3,500,000
1,075,000	Palm Beach County, Florida, Series A, GO, 6.000% due 08/01/2008	1,078,055

		6,078,055

See Notes to Financial Statements.

2

Principal
Amount		Value

Georgia — 4.9%
$1,775,000	Cobb County, Georgia, Development Authority Revenue, North Cobb Christian School, Series A, (Branch Banking & Trust, LOC), 1.610% due 03/01/2022 (a)	$1,775,000
3,000,000	Fulton County, Georgia, Development Authority Revenue, Refunding, Georgia Tech. Facilities Project, Series A, (Suntrust Bank, LOC), 1.700% due 05/01/2037 (a)	3,000,000
	Metropolitan Atlanta Rapid Transit Authority Georgia Sales Tax Revenue:
1,250,000	Series B, (MBIA Insured), 5.100% due 07/01/2020 Pre-refunding 07/01/2008	1,262,500
3,500,000	Series B, (Bayerische Landesbank, LOC), 1.500% due 07/01/2025 (a)	3,500,000

		9,537,500

Idaho — 1.8%
2,000,000	Idaho Housing & Finance Association, Nonprofit Facilities Revenue, The Community School, Inc. Project, (Bank of New York, LOC), 1.550% due 08/01/2035 (a)	2,000,000
1,320,000	University of Idaho Revenue, Student Fee, Recreation Center Project, (FSA Insured), 6.000% due 04/01/2014, Pre-refunded 04/01/2009	1,374,480

		3,374,480

Illinois — 8.8%
1,655,000	Chicago, Illinois, Park District, GO, (AMBAC Insured), 4.000% due 01/01/2009	1,668,021
	City of Chicago, IL:
1,000,000	Series A, GO, Refunding, (AMBAC Insured) 5.000% due 01/01/2009	1,009,976
1,045,000	Series A, GO, Refunding, ETM, (MBIA Insured), 5.500% due 01/01/2009	1,063,142
3,500,000	Water Revenue (Bank One N.A., LOC), 1.450% due 11/01/2030 (a)	3,500,000

See Notes to Financial Statements.

3

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)

Illinois (Continued)
$3,500,000	Illinois Development Finance Authority Revenue, Adjusted World Communications, Inc., (LaSalle Bank, N.A., LOC), 1.550% due 08/01/2015 (a)	$3,500,000
2,490,000	Illinois Finance Authority Revenue, Latin School of Chicago Project, Series B, (JP Morgan Chase Bank, LOC), 1.550% due 08/01/2035 (a)	2,490,000
1,700,000	McCook, Illinois, St. Andrew Society, Series B, (Northern Trust Company, LOC), 1.570% due 12/01/2021 (a)	1,700,000
2,000,000	McHenry County, Illinois, Revenue, Debt Certificates, Series B, 4.500% due 01/15/2009	2,030,102

		16,961,241

Kansas — 1.3%
1,050,000	Douglas County, Kansas Unified School District No. 497, Series A, GO, Refunding, (MBIA Insured), 4.000% due 09/01/2008	1,053,967
1,415,000	Miami County, Kansas, Unified School District No. 416, GO, (MBIA Insured) 4.400% due 09/01/2014, Pre-refunded 09/01/2008	1,420,055

		2,474,022

Kentucky — 1.0%
2,000,000	Franklin County, Kentucky Economic Development Revenue, Frankfort YMCA Project, (Fifth Third Bank, LOC), 1.560% due 07/01/2026 (a)	2,000,000

Maryland — 1.8%
3,450,000	Maryland State Economic Development Corporation Revenue, Refunding, Constellation Energy A (Wachovia Bank N.A., LOC), 1.350% due 04/01/2024 (a)	3,450,000

See Notes to Financial Statements.

4

Principal
Amount		Value

Massachusetts — 2.7%
$3,125,000	Massachusetts State Development Finance Agency, Bartlett School, (TD Banknorth N.A., LOC), 1.560% due 03/01/2036 (a)	$3,125,000
2,000,000	State of Massachusetts, Series C, GO, 5.250% due 12/01/2008	2,033,660

		5,158,660

Michigan — 0.5%
1,000,000	Port Huron, Michigan, Series A, (MBIA Insured), 5.250% due 10/01/2019, Pre-refunded 10/01/2008	1,014,247

Minnesota — 4.6%
	City of Minneapolis, Minnesota:
1,495,000	Convention Center, GO, 1.370% due 12/01/2018 (a)	1,495,000
2,000,000	Series A, GO, 1.370% due 03/01/2027 (a)	2,000,000
3,900,000	Hennepin County, Minnesota, Series A, GO, 1.370% due 12/01/2025 (a)	3,900,000
1,500,000	State of Minnesota, GO, Refunding, 5.000% due 08/01/2008	1,504,108

		8,899,108

Mississippi — 1.2%
2,335,000	Jackson, Mississippi, GO, (MBIA Insured) 5.250% due 10/01/2015, Pre-refunded 10/01/2008	2,349,762

Nebraska — 0.6%
1,230,000	Lincoln, Nebraska, Certificate Participation, Lease Rental, 3.500% due 03/15/2009	1,243,672

Nevada — 0.5%
1,000,000	State of Nevada, Series A, GO, Refunding, 5.000% due 02/01/2009	1,020,917

See Notes to Financial Statements.

5

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
New Jersey — 2.0%
$2,800,000	Essex County New Jersey Improvement Authority Revenue, Aces-Pooled Governmental Loan Program, (First Union National Bank, LOC), 1.500% due 07/01/2026 (a)	$2,800,000
1,000,000	State of New Jersey, GO, Refunding, Series E, 6.000% due 07/15/2008	1,000,998

		3,800,998

New Mexico — 0.7%
1,240,000	New Mexico Finance Authority, State Transportation Revenue, Series B, Refunding, (XLCA Insured) 4.000% due 12/15/2008	1,248,923

New York — 5.7%
3,480,000	City of New York, NY, Sub-Series H-3, GO (Bank of New York, LOC), 1.300% due 03/01/2034 (a)	3,480,000
2,820,000	New York City, NY, Transitional Finance Authority Revenue, Sub Series 2-D, 1.350% due 11/01/2022 (a)	2,820,000
	New York State Housing Finance Agency Service Contract Revenue:
1,700,000	Series B, Refunding, (BNP Paribas, LOC), 1.450% due 03/15/2026 (a)	1,700,000
3,000,000	Series G, Refunding, (Westdeutsche Landesbank, LOC), 1.500% due 03/15/2028 (a)	3,000,000

		11,000,000

North Carolina — 4.8%
3,605,000	City of Winston-Salem, North Carolina, Water & Sewer Revenue, Refunding, Series C, 1.550% due 06/01/2028 (a)	3,605,000
1,240,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue, Rutherford Hospital, Inc. Project (Branch Banking & Trust, LOC), 1.610% due 09/01/2021 (a)	1,240,000

See Notes to Financial Statements.

6

Principal
Amount		Value

North Carolina (Continued)
$1,435,000	North Carolina Medical Care, Community Hospital Revenue, J. Arthur Dosher Memorial Hospital, (Branch Banking & Trust, LOC), 1.610% due 05/01/2018 (a)	$1,435,000
3,000,000	State of North Carolina, Refunding, Series C, GO, 1.540% due 06/01/2019 (a)	3,000,000

		9,280,000

Ohio — 1.3%
1,450,000	Akron, Bath & Copley, Ohio, Joint Township Hospital District Revenue, Hospital Facilities, Summa Health Systems, Series B, (Bank One, N.A., LOC), 1.560% due 11/01/2034 (a)	1,450,000
1,000,000	State of Ohio, National Resources-Series J, GO, 3.000% due 10/01/2008	1,002,100

		2,452,100

Pennsylvania — 6.4%
3,000,000	Beaver County Industrial Development Authority Pollution Control Revenue, Refunding, FirstEnergy A (Barclays Bank PLC, LOC), 1.500% due 01/01/2035 (a)	3,000,000
3,250,000	Scranton-Lackwanna Pennyslyvania Health and Welfare Authority Revenue, Hospital Community Medical Center Project (PNC Bank N.A., LOC), 1.540% due 07/01/2032 (a)	3,250,000
3,300,000	Westmoreland County Industrial Development Authority, Greensburg Thermal Project, Series A, Refunding, (PNC Bank N.A., LOC), 1.540% due 12/01/2024 (a)	3,300,000
2,845,000	Wilkinsburg, Pennsylvania, Municipal Authority Revenue, Monroeville Christian/Judea Foundation Project, Refunding, (Citizens Bank NA, LOC), 1.570% due 03/01/2027 (a)	2,845,000

		12,395,000

See Notes to Financial Statements.

7

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
South Carolina — 0.9%
$1,685,000	Richland County, South Carolina, School District No. 1, GO, Series B, (SCSDE) 4.000% due 03/01/2009	$1,706,625

Tennessee — 1.0%
2,000,000	Williamson County, Tennessee, Industrial Development Board Revenue, Educational Facilities, Currey Ingram Academy, (Suntrust Bank, LOC), 1.850% due 04/01/2023 (a)	2,000,000

Texas — 3.1%
1,000,000	Austin, Texas, Independent School District, GO, (PSFG) 5.250% due 08/01/2014, Pre-refunded 08/01/2008	1,002,957
2,000,000	State of Texas, GO, 4.500% due 08/28/2008	2,002,507
3,000,000	Texas Small Business Industrial Development Corporation, Industrial Development Revenue, Texas Public Facilities Capital Access, (Bank of America N.A., LOC), 1.600% due 07/01/2026 (a)	3,000,000

		6,005,464

Utah — 2.6%
1,800,000	Duchesne School District, Utah, Building Authority Lease Revenue, (U.S. Bank, N.A., LOC), 1.600% due 06/01/2021 (a)	1,800,000
3,200,000	Utah Transit Authority Sales Tax Revenue, Subordinated, Series B, (Fortis Bank SA/NV, LOC), 2.100% due 06/15/2036 (a)	3,200,000

		5,000,000

Virginia — 1.1%
2,000,000	Pocahontas, Virginia, Parkway Association Toll Road Revenue, Series A, 5.500% due 08/15/2028, Pre-refunded 08/15/2008	2,049,360

See Notes to Financial Statements.

8

Principal
Amount		Value

Washington — 2.9%
$1,000,000	King County, Washington, School District No. 415 Kent, GO, Pre-refunding, (FGIC Insured), 5.250% due 12/01/2013, Pre-refunded 12/01/2008	$1,009,189
	Washington State Housing Finance Commission Non-Profit Revenue:
1,665,000	Evergreen School Project (Wells Fargo Bank, N.A., LOC), 1.550% due 07/01/2028 (a)	1,665,000
2,945,000	YMCA Tacoma Pierce County Project 8.1, (U.S. Bank N.A., LOC), 1.560% due 12/01/2032 (a)	2,945,000

		5,619,189

West Virginia — 1.2%
2,360,000	West Virginia State Hospital Finance Authority Revenue, Pallottine Health Services, Inc. Project, Refunding, Series A-1, (Fifth Third Bank, LOC), 1.560% due 10/01/2033 (a)	2,360,000

Wisconsin — 2.8%
1,000,000	City of Milwaukee, Wisconsin, Series P, GO, 5.000% due 12/15/2008	1,009,163
1,000,000	Holmen, Wisconsin School District Revenue, 3.000% due 02/01/2009	1,006,854
1,000,000	Janesville, Wisconsin, School District, School Building, GO, (FSA Insured), 3.750% due 03/01/2009	1,012,958
2,455,000	Wisconsin Health & Educational Facilities Authority Revenue, Goodwill Industries of North Central Wisconsin, Inc., (Wells Fargo Bank N.A., LOC), 1.550% due 11/01/2025 (a)	2,455,000

		5,483,975

Wyoming — 1.9%
3,700,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding, Pacificorp Project, Series A, (Barclays Bank PLC, LOC), 1.570% due 07/01/2015 (a)	3,700,000

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $170,293,298)		170,293,298

See Notes to Financial Statements.

9

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

INVESTMENT COMPANY SECURITIES 7.1%
6,917,501	CitiFunds Institutional Tax Free Reserves	$6,917,501
6,758,495	Dreyfus Tax Exempt Cash Management Fund	6,758,495

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $13,675,996)		13,675,996

TOTAL INVESTMENTS
(Cost $192,469,294)	99.7%	192,469,294
OTHER ASSETS AND LIABILITIES (Net)	0.3	602,060

NET ASSETS	100.0%	$193,071,354

(a)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2008.

ABBREVIATIONS:
AMBAC	— American Municipal Bond Assurance Corporation
ETM	— Escrowed to Maturity
FGIC	— Federal Guaranty Insurance Corporation
FSA	— Financial Security Assurance
GO	— General Obligation Bonds
LOC	— Instruments supported by bank letter of credit
MBIA	— Municipal Bond Investors Assurance
PSFG	— Permanent School Fund Guaranteed
SCSDE	— Subject to South Carolina Department of Education Credit Enhancement
XLCA	— Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.)

See Notes to Financial Statements.

10

At June 30, 2008, the sector diversification of the Fund was as follows:

	% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
Variable Rate Demand Notes	67.9%	$131,193,055
General Obligation	8.8	17,036,708
Pre-Refunded/ETM	6.5	12,545,692
Revenue	1.6	3,036,956
Insured	3.4	6,480,887

TOTAL MUNICIPAL BONDS AND NOTES	88.2	170,293,298
TAX-EXEMPT COMMERCIAL PAPER	4.4	8,500,000
INVESTMENT COMPANY SECURITIES	7.1	13,675,996

TOTAL INVESTMENTS	99.7	192,469,294
OTHER ASSETS AND LIABILITIES (Net)	0.3	602,060

NET ASSETS	100.0%	$193,071,354

11

Munder Tax-Free Money Market Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value (see accompanying schedule)	$192,469,294
Interest receivable	825,092
Dividend receivable	10,445
Prepaid expenses and other assets	10,424

Total Assets	193,315,255

LIABILITIES:
Dividends payable	86,140
Trustees’ fees and expenses payable	56,914
Administration fees payable	23,499
Transfer agency/record keeping fees payable	19,745
Shareholder servicing fees payable — Class K Shares	12,376
Distribution and shareholder servicing fees payable — Class A Shares	6,802
Custody fees payable	1,930
Investment advisory fees payable	1,845
Accrued expenses and other payables	34,650

Total Liabilities	243,901

NET ASSETS	$193,071,354

Investments, at cost	$192,469,294

See Notes to Financial Statements.

12

NET ASSETS consist of:
Accumulated net realized loss on investments sold	$(875)
Paid-in capital	193,072,229

$193,071,354

NET ASSETS:
Class A Shares	$83,473,640

Class K Shares	$93,726,554

Class Y Shares	$15,871,160

SHARES OUTSTANDING:
Class A Shares	83,442,293

Class K Shares	93,785,014

Class Y Shares	15,878,951

CLASS A SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$1.00

See Notes to Financial Statements.

13

Munder Tax-Free Money Market Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$5,764,783
Dividends	318,982

Total Investment Income	6,083,765

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	187,996
Shareholder servicing fees:
Class K Shares	171,629
Investment advisory fees	729,015
Administration fees	299,578
Transfer agency/record keeping fees	84,198
Legal and audit fees	50,040
Custody fees	41,017
Trustees’ fees and expenses	27,571
Registration and filing fees	24,071
Other	51,119

Total Expenses	1,666,234
Fees waived by distributor	(112,798)

Net Expenses	1,553,436

NET INVESTMENT INCOME	4,530,329

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,530,329

See Notes to Financial Statements.

14

Munder Tax-Free Money Market Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$4,530,329	$6,364,403

Net increase in net assets resulting from operations	4,530,329	6,364,403
Dividends to shareholders from net investment income:
Class A Shares	(1,624,511)	(3,035,864)
Class K Shares	(2,470,923)	(2,852,360)
Class Y Shares	(434,895)	(476,179)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(33,496,979)	51,330,515
Class K Shares	(18,732,481)	17,280,735
Class Y Shares	44,720	529,236

Net increase/(decrease) in net assets	(52,184,740)	69,140,486
NET ASSETS:
Beginning of year	245,256,094	176,115,608

End of year	$193,071,354	$245,256,094

See Notes to Financial Statements.

15

Munder Tax-Free Money Market Fund

Statements of Changes in Net Assets — Capital Stock Activity(a)

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold	$150,527,957	$284,669,213
Issued as reinvestment of dividends	1,614,315	3,031,072
Redeemed	(185,639,251)	(236,369,770)

Net increase/(decrease)	$(33,496,979)	$51,330,515

Class K Shares:
Sold	$206,481,240	$129,981,492
Issued as reinvestment of dividends	578	681
Redeemed	(225,214,299)	(112,701,438)

Net increase/(decrease)	$(18,732,481)	$17,280,735

Class Y Shares:
Sold	$70,297,110	$30,013,062
Issued as reinvestment of dividends	5,938	16,877
Redeemed	(70,258,328)	(29,500,703)

Net increase	$44,720	$529,236

(a)	Since the Fund has sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

See Notes to Financial Statements.

16

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17

Munder Tax-Free Money Market Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/08	6/30/07	6/30/06	6/30/05		6/30/04

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Income from investment operations:
Net investment income	0.022	0.029	0.022	0.011		0.004
Net realized and unrealized gain/(loss) on investments	—	—	—	(0.000	)(b)	—

Total from investment operations	0.022	0.029	0.022	0.011		0.004

Less distributions:
Dividends from net investment income	(0.022)	(0.029)	(0.022)	(0.011)		(0.004)

Total distributions	(0.022)	(0.029)	(0.022)	(0.011)		(0.004)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(c)	2.24%	2.90%	2.22%	1.14%		0.40%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$83,474	$116,971	$65,640	$64,961		$89,281
Ratio of operating expenses to average net assets	0.73%	0.73%	0.71%	0.62%		0.59%
Ratio of net investment income to average net assets	2.16%	2.87%	2.20%	1.07%		0.40%
Ratio of operating expenses to average net assets without expense waivers	0.88%	0.88%	0.90%	0.87%		0.84%

(a)	Class A Shares and Class K Shares of the Fund commenced operations on November 29, 1992 and November 23, 1992, respectively.

(b)	Amount is less than $0.0005 per share.

(c)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

K Shares
Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/08	6/30/07	6/30/06	6/30/05		6/30/04

$1.00	$1.00	$1.00	$1.00		$1.00

0.022	0.028	0.021	0.010		0.003

—	—	—	(0.000	)(b)	—

0.022	0.028	0.021	0.010		0.003

(0.022)	(0.028)	(0.021)	(0.010)		(0.003)

(0.022)	(0.028)	(0.021)	(0.010)		(0.003)

$1.00	$1.00	$1.00	$1.00		$1.00

2.18%	2.85%	2.13%	0.99%		0.26%

$93,727	$112,459	$95,178	$113,995		$153,797

0.78%	0.79%	0.80%	0.77%		0.74%

2.16%	2.81%	2.13%	0.98%		0.25%

0.78%	0.79%	0.80%	0.77%		0.74%

See Notes to Financial Statements.

19

Munder Tax-Free Money Market Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/08	6/30/07	6/30/06	6/30/05		6/30/04

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Income from investment operations:
Net investment income	0.023	0.030	0.023	0.011		0.004
Net realized and unrealized gain/(loss) on investments	—	—	—	(0.000	)(b)	—

Total from investment operations	0.023	0.030	0.023	0.011		0.004

Less distributions:
Dividends from net investment income	(0.023)	(0.030)	(0.023)	(0.011)		(0.004)

Total distributions	(0.023)	(0.030)	(0.023)	(0.011)		(0.004)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total return(c)	2.34%	3.00%	2.29%	1.15%		0.41%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$15,871	$15,826	$15,297	$4,543		$8,703
Ratio of operating expenses to average net assets	0.63%	0.63%	0.65%	0.62%		0.59%
Ratio of net investment income to average net assets	2.33%	2.96%	2.25%	1.04%		0.40%
Ratio of operating expenses to average net assets without expense waivers	0.63%	0.63%	0.65%	0.62%		0.59%

(a)	Class Y Shares of the Fund commenced operations on March 14, 1990.

(b)	Amount is less than $0.0005 per share.

(c)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

20

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Tax-Free Money Market Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide as high a level of current interest income exempt from federal income taxes as is consistent with maintaining liquidity and stability of principal. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 3 classes of shares — Class A, Class K and Class Y Shares. Class A Shares of the Fund are sold without a front-end sales charge. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities of the Fund are valued on an amortized cost basis, which approximates current market value. The value of securities of open-end funds held by the Fund, if any, is calculated using the net asset value of such underlying funds. Regular review and monitoring of the valuation of securities held by the Fund is performed pursuant to procedures established by the Board of Trustees. The Fund seeks to maintain a net asset value per share of $1.00.

21

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Repurchase Agreements: From time to time, the Fund may enter into repurchase agreements, which generate taxable income. Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Shareholder servicing fees are charged directly to each class as incurred.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to designate as collateral on the Fund’s books assets with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.

22

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.35% of the value of its average daily net assets.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800

23

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $299,578 before payment of sub-administration fees and $198,189 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1438% for administrative services.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $11,076 for its administration, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer

24

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class K
Shares	Shares
12b-1 Fees	Service Fees

0.25%	0.15%

No payments are made under the Plan with regard to Class Y Shares.

During the year ended June 30, 2008, the Fund’s distributor (“Distributor”) voluntarily waived a portion of its 12b-1 fees for Class A Shares in the amount of $112,798. This amount is reflected as fees waived by Distributor in the accompanying Statement of Operations.

Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid $171,497 to Comerica Bank for shareholder services provided to Class A and Class K shareholders.

5.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

Munder Tax-Free Money Market Fund
 Notes to Financial Statements, June 30, 2008 (continued)

6.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting from the expiration of capital loss carryforwards were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Accumulated Net	Paid-In
Realized Gain	Capital

$8,085	$(8,085)

The tax character of dividends paid to shareholders during the years ended June 30, 2008 and June 30, 2007 was as follows:

	Tax-Exempt	Ordinary
	Income	Income	Total

June 30, 2008	$4,522,873	$7,456	$4,530,329
June 30, 2007	$6,331,024	$33,379	$6,364,403

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Tax-Exempt	Capital
Income	Loss Carryover	Total

$130,377	$(875)	$129,502

The differences between book and tax distributable earnings are primarily due to dividends payable at year end and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $875 of unused capital losses of which $5 and $870 expire in 2010 and 2013, respectively.

During the current year, $8,085 of the capital loss carryforward expired unused.

26

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

At June 30, 2008, aggregate cost for Federal income tax purposes, was $192,469,294.

7.	Subsequent Event

The Board of Trustees has approved the liquidation of the Fund. The liquidation is expected to occur during the fourth quarter of 2008 and will be coordinated to coincide with a significant redemption in-kind of shares of the Fund held by clients and customers of Comerica Bank and its affiliates.

8.	Tax Information (Unaudited)

Of the distributions paid by the Fund from investment income, 99.8% is tax exempt for Federal income tax purposes.

9.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

10.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

11. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

27

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

12. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

28

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

29

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the median return of the Lipper, Inc. (“Lipper”) universe of institutional tax-exempt money market funds (the “peer group” for the Fund’s Class Y Shares as categorized by Lipper) and the median return of the Lipper universe of tax-exempt money market funds; (2) the one-, three-, five- and ten-year Lipper “rankings” of the Fund’s Class Y Shares within the Class Y Shares’ peer group on a numeric, percentile and quartile ranking basis; (3) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (4) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar, Inc. category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median return of the Lipper universe of institutional tax-exempt money market funds (the Fund’s Class Y Shares peer group) for the one-, three-, five and ten-year periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, trailed the median return of the Lipper universe of tax-exempt money market funds for the one-, three- and five-year periods, but exceeded the median return for the ten-year period.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory

30

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

31

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

13. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

32

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

33

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

34

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
		Length of	During Past	Overseen	Directorships
Name, Address and Age	Position(s) with the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

35

Munder Tax-Free Money Market Fund
 Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08);

36

Munder Tax-Free Money Market Fund

Notes to Financial Statements, June 30, 2008 (continued)

Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

37

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Tax-Free Money Market Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Tax-Free Money Market Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Tax-Free Money Market Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

38

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal
  Officer, and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTFMM608

ANNUAL REPORT
June 30, 2008

Munder Tax-Free Short &
Intermediate Bond Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example

1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

A portion of the Fund’s income may be subject to state, local and/or federal alternative minimum taxes. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by maturity range. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 MATURITY ALLOCATION*

*	For all municipal securities, maturity allocation is based on stated final maturity, except in the case of pre-refunded bonds, which use the pre-refunded date. No specific maturity is assigned to investment company securities.

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Roger Soderstrom and Adam Thayer

As was true of the taxable fixed income market, the municipal bond market had positive performance for the year ended June 30, 2008, although its return lagged that of the broad taxable fixed income market. In this environment, the Fund earned a return of 4.60% for the one-year period, relative to the 5.72% return for a 50%/50% blend of the Lehman Brothers Municipal Managed Money Short Term and Lehman Brothers Municipal Managed Money Short/Intermediate Term Indexes, and the 3.81% median return for the Lipper universe of short/intermediate municipal debt funds.

On a relative basis, the Fund’s performance trailed that of its blended Lehman Brothers benchmark, largely due to the impact of expenses, which are not deducted from the benchmark’s return. The Fund’s return did, however, exceed the median return of the Lipper universe of short/intermediate municipal debt funds.

The Fund follows a strategy that targets the duration of the Fund (its price sensitivity to changes in interest rates) to that of its benchmark. For the year ended June 30, 2008, however, the duration of the Fund was slightly shorter than that of its benchmark. This was due to our reluctance to take capital gains in the Fund to make minor adjustments to duration. The slightly shorter duration had a modest negative impact on performance for the year.

The maturity structure of the Fund was slightly barbelled during the year, with the targeted duration reached through a combination of longer-term and shorter-term maturities. Given the widening of the gap between long-term and short-term rates during the twelve-month period, this maturity structure also had a slight negative impact on the Fund’s relative performance.

In contrast to these modestly negative factors, the Fund’s overweight in pre-refunded bonds provided a boost to relative performance. For municipal securities with maturities of around five years, the pre-refunded sector of the municipal market significantly outperformed other major sectors, including the insured, revenue, and general obligation sectors.

During the year ended June 30, 2008, rating agencies downgraded various monoline insurers due to their exposure to collateralized debt obligation (CDO) and sub-prime mortgage markets. Our security selection process is based on evaluating the underlying issuer of a bond. We must be comfortable owning the underlying issue and do not rely solely on an insurer when buying a security. This core strategy has benefited us during this period of uncertainty, as many insured bonds with lower quality underlying ratings are being re-priced to reflect the additional risk in these securities.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers Municipal Managed Money Short Term Index and Lehman Brothers Municipal Managed Money Short/Intermediate Index are rules-based, market-value-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax (AMT) bonds and airline, hospital, housing and tobacco bonds, which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA- or higher, and have at least one year until maturity. The Short Term Index is limited to bonds with maturities between one and five years, while the Short/Intermediate Index is limited to bonds with maturities between one and ten years. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of short/intermediate municipal debt funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class K Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Tax-Free Short & Intermediate Bond Fund

CLASS K SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
				Lehman Brothers		Lipper Short-
				Municipal Managed	Lehman Brothers	Intermediate
Class and	With		Without	Money Short	Municipal	Municipal Debt
Inception Date	Load		Load	Term Index*	Blended Index*	Funds Median**

CLASS K 2/9/87	N/A		$13,673	$14,812	$15,126	$13,871

CLASS A 11/30/92	$13,121	#	13,673	14,812	15,126	13,871

CLASS B 5/16/96	N/A		12,681	14,812	15,126	13,871

CLASS C 7/8/98	N/A		12,732	14,812	15,126	13,871

CLASS Y 12/17/92	N/A		14,015	14,812	15,126	13,871

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

*	In late August 2005, the Fund’s benchmarks were changed to Lehman Brothers Municipal Managed Money Indexes, which were designed to be used as benchmarks for professional money managers. At that time, the Fund began measuring its performance against a blended benchmark of 50% Lehman Brothers Municipal Managed Money Short Term Index and 50% Lehman Brothers Municipal Managed Money Short/Intermediate Index instead of a blended benchmark of 65% Lehman Brothers Municipal Short Index and 35% Lehman Brothers Municipal Intermediate Index. The Lehman Brothers Municipal Managed Money Short Term and Short/Intermediate Indexes are rules-based, market-valued-weighted indexes that include fixed-rate, tax-exempt municipal bonds with at least $7 million outstanding, other than alternative minimum tax (AMT) bonds and airline, hospital, housing, and tobacco bonds, which have maturities between one and five years or one and ten years, respectively, and which were issued within the last five years in transactions of at least $75 million, are rated at least Aa3/AA− or higher and have at least one year until maturity. The Lehman Brothers Municipal Short and Intermediate Indexes are total return benchmarks that include investment-grade, tax-exempt municipal bonds with at least $5 million outstanding that were issued in deals of at least $50 million and that have maturities between one and five years or between one and ten years, respectively. The Lehman Brothers Municipal Blended Index shown in the graph is a blended index made up of the 65%/35% Lehman Brothers Municipal Index blend for periods prior to 9/1/05 and the 50%/50% Lehman Brothers Municipal Managed Money Index blend for periods after 8/31/05. Index comparative returns are as of 7/1/98.

**	The Lipper Short-Intermediate Municipal Debt Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns are as of 7/1/98.

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
	One		One	Five		Five	Ten		Ten	Since		Since
Class and	Year		Year	Years		Years	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS K 2/9/87	N/A		4.35%	N/A		1.72%	N/A		3.18%	N/A		4.44%

CLASS A 11/30/92	0.21%	#	4.35%	0.91%	#	1.72%	2.75%	#	3.18%	3.44%	#	3.71%

CLASS B 5/16/96	(1.52)%	†	3.48%	0.60%	†	0.97%	N/A		2.40%	N/A		2.75%

CLASS C 7/8/98	2.55%	†	3.55%	N/A		0.96%	N/A		N/A	N/A		2.45%

CLASS Y 12/17/92	N/A		4.60%	N/A		1.98%	N/A		3.43%	N/A		3.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class K, A, B, C and Y Shares during the fiscal year ended 6/30/07 were 1.14%, 1.14%, 1.89%, 1.89% and 0.89%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund’s Class K shares during the 1987-1996 calendar years and the Fund’s Class A, B, C and Y Shares during the 1992-1996 calendar years. Total returns would have been lower if Munder Capital Management had not limited expenses during those periods.

#	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$1,006.10	$6.23	1.25%
Class B	$1,000.00	$1,002.40	$9.96	2.00%
Class C	$1,000.00	$1,002.30	$9.96	2.00%
Class K	$1,000.00	$1,006.10	$6.23	1.25%
Class Y	$1,000.00	$1,007.40	$4.99	1.00%

Hypothetical
Class A	$1,000.00	$1,018.65	$6.27	1.25%
Class B	$1,000.00	$1,014.92	$10.02	2.00%
Class C	$1,000.00	$1,014.92	$10.02	2.00%
Class K	$1,000.00	$1,018.65	$6.27	1.25%
Class Y	$1,000.00	$1,019.89	$5.02	1.00%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

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Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2008

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES — 95.4%
Alabama — 3.1%
$2,000,000	Jefferson County, Alabama, Sewer Revenue, (FGIC Insured), 5.125% due 02/01/2042, Pre-refunded 08/01/2012	$2,065,340

Arizona — 9.3%
300,000	Arizona School Facilities Board Certificates, Series B, (FSA Insured), 5.250% due 09/01/2018, Pre-refunded 09/01/2014	328,854
1,115,000	Gilbert, Arizona, (FGIC Insured), 5.750% due 07/01/2012	1,208,627
1,650,000	Maricopa County, Arizona, School District 69, (MBIA Insured), 5.000% due 07/01/2012	1,745,931
1,000,000	Mesa, Arizona, Utility System Revenue, (FGIC Insured), 5.000% due 07/01/2019, Pre-refunded 07/01/2011	1,054,230
1,800,000	Phoenix, Arizona, Civic Import Corp., (FGIC Insured), 5.000% due 07/01/2012	1,901,214

		6,238,856

California — 9.4%
2,000,000	Golden State Tobacco Securitization Corporation, Series B, (TCR, FGIC Insured), 5.625% due 06/01/2038, Pre-refunded 06/01/2013	2,163,920
2,500,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue, ETM, 3.250% due 01/01/2014 (a)	2,027,425
2,000,000	San Jose, California, Evergreen Community College District, Series D, GO, (MBIA Insured), 5.000% due 09/01/2024, Pre-refunded 09/01/2013	2,162,020

		6,353,365

Florida — 6.4%
	Dade County, Florida, Special Obligation:
3,600,000	Capital Appreciation Bond, Series B, Refunding, (AMBAC Insured), 2.995% due 10/01/2025 Pre-refunded 10/01/2008 (a)	1,265,832

See Notes to Financial Statements.

1

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)

Florida (Continued)
	Dade County, Florida, Special Obligation (Continued):
$3,000,000	Capital Appreciation Bond, Series B, Refunding, (AMBAC Insured), 3.546% due 10/01/2015 Pre-refunded 10/01/2008 (a)	$2,010,540
1,000,000	Fort Lauderdale, Florida, Water & Sewer Revenue, (MBIA Insured), 4.000% due 03/01/2013	1,013,120

		4,289,492

Georgia — 5.1%
1,000,000	Fulton County, Georgia, School District, GO, 5.250% due 01/01/2013	1,076,070
	Georgia State, GO:
1,090,000	Series B, 5.500% due 07/01/2012	1,182,271
1,045,000	Series C, 6.250% due 08/01/2013	1,180,328

		3,438,669

Hawaii — 5.1%
1,875,000	Hawaii State, Series DB, GO, (MBIA Insured), 5.250% due 09/01/2013	2,023,106
	Kauai County, Hawaii, Series A, GO, (MBIA Insured):
180,000	4.375% due 08/01/2010, ETM	186,124
1,215,000	4.375% due 08/01/2010	1,252,349

		3,461,579

Illinois — 1.6%
500,000	Metropolitan Pier & Exposition Authority, Illinois, McCormick Place Expansion Project, (FGIC Insured), 5.500% due 12/15/2024	511,195
500,000	Regional Transport Authority, Illinois, (FGIC Insured), 6.000% due 06/01/2015	562,410

		1,073,605

See Notes to Financial Statements.

2

Principal
Amount		Value

Kentucky — 3.1%
$2,000,000	Kentucky State Property & Buildings Commission Revenue, Project No 64, (MBIA Insured), 5.750% due 05/01/2014, Pre-refunded 11/01/2009	$2,088,580

Maryland — 3.2%
1,000,000	Baltimore, Maryland, Revenue, (FGIC Insured), 5.800% due 07/01/2015, Pre-refunded 07/01/2012	1,094,800
1,000,000	Montgomery County, Maryland, GO, Refunding, 5.250% due 10/01/2010	1,055,130

		2,149,930

Michigan — 3.4%
840,000	Caledonia, Michigan, Community Schools, GO, (Q-SBLF), 5.750% due 05/01/2014, Pre-refunded 05/01/2010	885,663
425,000	Jenison, Michigan, Public Schools, (FGIC Insured), 5.250% due 05/01/2015	459,344
400,000	Michigan State Hospital Finance Authority Revenue, Saint John Hospital & Medical Center, Series A, (AMBAC Insured), ETM, 6.000% due 05/15/2010	423,256
500,000	Walled Lake, Michigan, Consolidated School District, GO, (Q-SBLF), 5.750% due 05/01/2014, Pre-refunded 05/01/2010	527,180

		2,295,443

Minnesota — 3.3%
2,175,000	Metropolitan Council, Minnesota, Minneapolis-St. Paul Metropolitan Area Transit, Series B, GO, 4.100% due 02/01/2011	2,210,539

Nebraska — 1.5%
1,000,000	Omaha, Nebraska, GO, 4.500% due 12/01/2010	1,039,350

See Notes to Financial Statements.

3

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Nevada — 5.6%
$1,500,000	Clark County, Nevada, Series A, GO, (AMBAC Insured), 5.000% due 12/01/2014	$1,612,995
2,000,000	Las Vegas Valley, Nevada, Water District, Series A, Refunding, (FGIC Insured), 5.000% due 06/01/2015	2,127,100

		3,740,095

New Jersey — 1.6%
1,000,000	New Jersey State, GO, 5.750% due 05/01/2012	1,086,620

New York — 3.2%
2,000,000	City of New York, NY, Series D, (TCR, FGIC Insured), 5.000% due 08/01/2015	2,134,860

North Carolina — 1.0%
650,000	Cary, North Carolina, GO, 5.000% due 03/01/2019	680,784

Ohio — 8.5%
	Columbus, Ohio:
1,000,000	Series A, GO, 5.000% due 07/01/2013	1,072,450
300,000	Series B, GO, Refunding, 5.000% due 06/15/2016	322,941
1,290,000	Loveland, Ohio, City School District, Refunding School Improvement, (FSA Insured), 5.000% due 12/01/2015	1,391,407
1,725,000	Ohio State, Water Development Authority, Water Pollution Control, Series 2003, Refunding, 5.000% due 12/01/2012	1,844,422
1,000,000	Olentangy Local School District, Ohio, (FSA Insured), 5.625% due 12/01/2027, Pre-refunded 12/01/2010	1,066,600

		5,697,820

Rhode Island — 1.6%
1,000,000	Rhode Island State and Providence Plantations, Series A, (MBIA Insured), 5.000% due 02/01/2014	1,067,030

See Notes to Financial Statements.

4

Principal
Amount		Value

South Carolina — 1.6%
$1,000,000	South Carolina State, State Institution, Series A, GO, 5.400% due 03/01/2019, Pre-refunded 03/01/2010	$1,055,110

Tennessee — 0.7%
475,000	Johnson City, Tennessee, Water & Sewer, GO, Refunding, (FGIC Insured), 4.750% due 06/01/2013	498,066

Texas — 8.7%
2,000,000	Lancaster, Texas, Independent School District, GO, (FSA Insured), 5.750% due 02/15/2034, Pre-refunded 02/15/2014	2,222,180
1,000,000	Richardson, Texas, Independent School District, GO, (PSFG), 3.800% due 02/15/2012	1,014,840
5,000	San Antonio, Texas, Electric & Gas Revenue, Series A, ETM, 5.000% due 02/01/2012	5,276
500,000	Texas State, Water Financial Assistance, Series C, GO, Refunding, 5.000% due 08/01/2018	500,385
2,000,000	Waco, Texas, GO, (MBIA Insured), 5.000% due 02/01/2014	2,129,900

		5,872,581

Washington — 1.6%
1,000,000	Benton County, Washington, School District, GO, (FSA Insured), 5.000% due 12/01/2012	1,065,000

West Virginia — 4.3%
3,000,000	West Virginia State, (FGIC Insured), 2.995% due 11/01/2009(a)	2,887,110

See Notes to Financial Statements.

5

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2008 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Wisconsin — 2.5%
$1,400,000	Blackhawk, Wisconsin, Technical College District, (AMBAC Insured), 4.000% due 04/01/2012	$1,424,794
250,000	Wisconsin State, Series 1, GO, Refunding, (MBIA Insured), 5.500% due 05/01/2015	276,282

		1,701,076

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $63,256,854)		64,190,900

Shares

INVESTMENT COMPANY SECURITY — 3.6%
(Cost $2,439,381)
2,439,381	CitiFunds Institutional Tax Free Reserves	2,439,381

TOTAL INVESTMENTS
(Cost $65,696,235)	99.0%	66,630,281
OTHER ASSETS AND LIABILITIES (Net)	1.0	693,323

NET ASSETS	100.0%	$67,323,604

(a)	Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC	— American Municipal Bond Assurance Corporation
ETM	— Escrowed to Maturity
FGIC	— Federal Guaranty Insurance Corporation
FSA	— Financial Security Assurance
GO	— General Obligation Bonds
MBIA	— Municipal Bond Investors Assurance
PSFG	— Permanent School Fund Guaranteed
Q-SBLF	— Subject to Qualified School Bond Loan Fund Credit Enhancement
TCR	— Transferable Custodial Receipts

See Notes to Financial Statements.

6

At June 30, 2008, the sector diversification of the Fund was as follows:

	% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
Insured	40.5%	$27,291,840
Pre-Refunded/ETM	33.6	22,632,930
General Obligations	18.5	12,421,708
Revenue	2.8	1,844,422

TOTAL MUNICIPAL BONDS AND NOTES	95.4	64,190,900
INVESTMENT COMPANY SECURITY	3.6	2,439,381

TOTAL INVESTMENTS	99.0	66,630,281
OTHER ASSETS AND LIABILITIES (Net)	1.0	693,323

NET ASSETS	100.0%	$67,323,604

See Notes to Financial Statements.

7

Munder Tax-Free Short & Intermediate Bond Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value (see accompanying schedule)	$66,630,281
Interest receivable	805,277
Dividends receivable	2,327
Receivable for Fund shares sold	111,700
Prepaid expenses and other assets	15,794

Total Assets	67,565,379

LIABILITIES:
Trustees’ fees and expenses payable	68,936
Transfer agency/record keeping fees payable	14,565
Payable for Fund shares redeemed	91,206
Shareholder servicing fees payable — Class K Shares	10,824
Administration fees payable	9,188
Distribution and shareholder servicing fees payable — Class A, B and C Shares	4,353
Custody fees payable	939
Investment advisory fees payable	918
Accrued expenses and other payables	40,846

Total Liabilities	241,775

NET ASSETS	$67,323,604

Investments, at cost	$65,696,235

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$26,567
Accumulated net realized gain on investments sold	439,824
Net unrealized appreciation of investments	934,046
Paid-in capital	65,923,167

$67,323,604

NET ASSETS:
Class A Shares	$9,119,372

Class B Shares	$544,108

Class C Shares	$2,473,302

Class K Shares	$52,408,200

Class Y Shares	$2,778,622

SHARES OUTSTANDING:
Class A Shares	903,753

Class B Shares	54,010

Class C Shares	243,488

Class K Shares	5,193,889

Class Y Shares	275,142

CLASS A SHARES:
Net asset value and redemption price per share	$10.09

Maximum sales charge	4.00%
Maximum offering price per share	$10.51

CLASS B SHARES:
Net asset value and offering price per share*	$10.07

CLASS C SHARES:
Net asset value and offering price per share*	$10.16

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.09

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.10

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Tax-Free Short & Intermediate Bond Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Interest	$3,093,482
Dividends	53,286

Total Investment Income	3,146,768

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	20,433
Class B Shares	6,076
Class C Shares	24,158
Shareholder servicing fees:
Class K Shares	164,349
Investment advisory fees	399,137
Administration fees	130,139
Registration and filing fees	52,851
Transfer agency/record keeping fees	51,828
Legal and audit fees	49,725
Custody fees	26,302
Trustees’ fees and expenses	26,030
Other	51,404

Total Expenses	1,002,432

NET INVESTMENT INCOME	2,144,336

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	584,446
Net change in unrealized appreciation/(depreciation) of securities	958,928

Net realized and unrealized gain on investments	1,543,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,687,710

See Notes to Financial Statements.

10

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment income	$2,144,336	$3,584,277
Net realized gain/(loss) from security transactions	584,446	(33,825)
Net change in net unrealized appreciation/(depreciation) of securities	958,928	231,661

Net increase in net assets resulting from operations	3,687,710	3,782,113
Dividends to shareholders from net investment income:
Class A Shares	(223,457)	(344,132)
Class B Shares	(11,992)	(17,666)
Class C Shares	(47,467)	(63,138)
Class K Shares	(1,772,050)	(3,053,179)
Class Y Shares	(85,358)	(96,177)
Distributions to shareholders from net realized gains:
Class A Shares	(2,037)	—
Class B Shares	(150)	—
Class C Shares	(586)	—
Class K Shares	(16,390)	—
Class Y Shares	(765)	—
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	1,263,930	(5,125,691)
Class B Shares	(102,388)	(682,625)
Class C Shares	(51,742)	(1,224,855)
Class K Shares	(35,351,864)	(31,746,699)
Class Y Shares	(462,368)	274,445

Net decrease in net assets	(33,176,974)	(38,297,604)
NET ASSETS:
Beginning of year	100,500,578	138,798,182

End of year	$67,323,604	$100,500,578

Undistributed net investment income	$26,567	$31,960

See Notes to Financial Statements.

11

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$2,319,316	$2,584,985
Issued as reinvestment of dividends and distributions	115,354	149,711
Redeemed	(1,170,740)	(7,860,387)

Net increase/(decrease)	$1,263,930	$(5,125,691)

Class B Shares:
Sold	$90,192	$68,402
Issued as reinvestment of dividends and distributions	5,452	7,965
Redeemed*	(198,032)	(758,992)

Net decrease	$(102,388)	$(682,625)

Class C Shares:
Sold	$304,882	$174,284
Issued as reinvestment of dividends and distributions	20,114	30,211
Redeemed	(376,738)	(1,429,350)

Net decrease	$(51,742)	$(1,224,855)

Class K Shares:
Sold	$2,780,002	$4,974,226
Issued as reinvestment of dividends and distributions	5,372	6,640
Redeemed	(38,137,238)	(36,727,565)

Net decrease	$(35,351,864)	$(31,746,699)

Class Y Shares:
Sold	$65,322	$438,359
Issued as reinvestment of dividends and distributions	63,045	73,511
Redeemed	(590,735)	(237,425)

Net increase/(decrease)	$(462,368)	$274,445

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	226,994	256,843
Issued as reinvestment of dividends and distributions	11,375	14,889
Redeemed	(115,797)	(781,860)

Net increase/(decrease)	122,572	(510,128)

Class B Shares:
Sold	8,748	6,812
Issued as reinvestment of dividends and distributions	539	794
Redeemed*	(19,505)	(75,767)

Net decrease	(10,218)	(68,161)

Class C Shares:
Sold	29,465	17,215
Issued as reinvestment of dividends and distributions	1,973	2,986
Redeemed	(37,033)	(140,799)

Net decrease	(5,595)	(120,598)

Class K Shares:
Sold	273,949	494,600
Issued as reinvestment of dividends and distributions	530	660
Redeemed	(3,769,376)	(3,649,863)

Net decrease	(3,494,897)	(3,154,603)

Class Y Shares:
Sold	6,463	43,635
Issued as reinvestment of dividends and distributions	6,214	7,309
Redeemed	(58,724)	(23,618)

Net increase/(decrease)	(46,047)	27,326

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05	6/30/04(b)

Net asset value, beginning of period	$9.94		$9.96	$10.32	$10.32	$10.67

Income/(loss) from investment operations:
Net investment income	0.27		0.29	0.29	0.30	0.27
Net realized and unrealized gain/(loss) on investments	0.16		(0.01)	(0.34)	(0.01)	(0.35)

Total from investment operations	0.43		0.28	(0.05)	0.29	(0.08)

Less distributions:
Dividends from net investment income	(0.28)		(0.30)	(0.31)	(0.29)	(0.27)
Distributions from net realized gains	(0.00	)(c)	—	—	—	(0.00	)(c)

Total distributions	(0.28)		(0.30)	(0.31)	(0.29)	(0.27)

Net asset value, end of period	$10.09		$9.94	$9.96	$10.32	$10.32

Total return(d)	4.35%		2.80%	(0.53)%	2.86%	(0.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,119		$7,769	$12,865	$9,620	$13,414
Ratio of operating expenses to average net assets	1.24%		1.14%	1.11%	0.87%	1.04%
Ratio of net investment income to average net assets	2.69%		2.93%	2.82%	2.85%	2.52%
Portfolio turnover rate	0%		2%	9%	10%	23%
Ratio of operating expenses to average net assets without expense reimbursements	1.24%		1.14%	1.11%	1.06%	1.04%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

14

B Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05	6/30/04(b)

$9.93		$9.95	$10.30	$10.30	$10.65

0.20		0.22	0.21	0.21	0.19

0.14		(0.02)	(0.33)	0.00 (c)	(0.35)

0.34		0.20	(0.12)	0.21	(0.16)

(0.20)		(0.22)	(0.23)	(0.21)	(0.19)
(0.00	)(c)	—	—	—	(0.00	)(c)

(0.20)		(0.22)	(0.23)	(0.21)	(0.19)

$10.07		$9.93	$9.95	$10.30	$10.30

3.48%		2.04%	(1.18)%	2.09%	(1.49)%

$544		$638	$1,317	$2,394	$4,005

1.99%		1.89%	1.85%	1.62%	1.79%

1.95%		2.17%	2.04%	2.08%	1.77%
0%		2%	9%	10%	23%

1.99%		1.89%	1.85%	1.81%	1.79%

See Notes to Financial Statements.

15

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05	6/30/04(b)

Net asset value, beginning of period	$10.01		$10.03	$10.39	$10.38	$10.74

Income/(loss) from investment operations:
Net investment income	0.20		0.22	0.21	0.22	0.19
Net realized and unrealized gain/(loss) on investments	0.15		(0.02)	(0.34)	0.00 (c)	(0.36)

Total from investment operations	0.35		0.20	(0.13)	0.22	(0.17)

Less distributions:
Dividends from net investment income	(0.20)		(0.22)	(0.23)	(0.21)	(0.19)
Distributions from net realized gains	(0.00	)(c)	—	—	—	(0.00	)(c)

Total distributions	(0.20)		(0.22)	(0.23)	(0.21)	(0.19)

Net asset value, end of period	$10.16		$10.01	$10.03	$10.39	$10.38

Total return(d)	3.55%		2.02%	(1.27)%	2.17%	(1.57)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,473		$2,494	$3,707	$4,178	$7,136
Ratio of operating expenses to average net assets	1.99%		1.89%	1.86%	1.62%	1.79%
Ratio of net investment income to average net assets	1.95%		2.18%	2.06%	2.08%	1.77%
Portfolio turnover rate	0%		2%	9%	10%	23%
Ratio of operating expenses to average net assets without expense reimbursements	1.99%		1.89%	1.86%	1.81%	1.79%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on July 8, 1998 and February 9, 1987, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

See Notes to Financial Statements.

16

K Shares
Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/08(b)		6/30/07(b)	6/30/06(b)	6/30/05	6/30/04(b)

$9.94		$9.96	$10.32	$10.31	$10.67

0.27		0.29	0.28	0.30	0.27

0.16		(0.01)	(0.33)	0.00 (c)	(0.36)

0.43		0.28	(0.05)	0.30	(0.09)

(0.28)		(0.30)	(0.31)	(0.29)	(0.27)
(0.00	)(c)	—	—	—	(0.00	)(c)

(0.28)		(0.30)	(0.31)	(0.29)	(0.27)

$10.09		$9.94	$9.96	$10.32	$10.31

4.35%		2.80%	(0.53)%	2.96%	(0.84)%

$52,408		$86,404	$117,980	$145,878	$173,952

1.24%		1.14%	1.10%	0.87%	1.04%

2.71%		2.93%	2.81%	2.86%	2.52%
0%		2%	9%	10%	23%

1.24%		1.14%	1.10%	1.06%	1.04%

See Notes to Financial Statements.

17

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	Y Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)	6/30/05	6/30/04(b)

Net asset value, beginning of period	$9.95	$9.97	$10.33	$10.32	$10.68

Income/(loss) from investment operations:
Net investment income	0.30	0.32	0.31	0.32	0.29
Net realized and unrealized gain/(loss) on investments	0.15	(0.02)	(0.34)	0.01	(0.35)

Total from investment operations	0.45	0.30	(0.03)	0.33	(0.06)

Less distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.33)	(0.32)	(0.30)
Distributions from net realized gains	0.00 (c)	—	—	—	(0.00	)(c)

Total distributions	(0.30)	(0.32)	(0.33)	(0.32)	(0.30)

Net asset value, end of period	$10.10	$9.95	$9.97	$10.33	$10.32

Total return(d)	4.60%	3.05%	(0.28)%	3.22%	(0.60)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,779	$3,196	$2,930	$2,897	$2,777
Ratio of operating expenses to average net assets	0.99%	0.89%	0.86%	0.62%	0.79%
Ratio of net investment income to average net assets	2.95%	3.18%	3.06%	3.12%	2.77%
Portfolio turnover rate	0%	2%	9%	10%	23%
Ratio of operating expenses to average net assets without expense reimbursements	0.99%	0.89%	0.86%	0.81%	0.79%

(a)	Class Y Shares of the Fund commenced operations on December 17, 1992.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

18

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, The Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Tax-Free Short & Intermediate Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide a competitive level of current interest income exempt from regular federal income taxes and a total return which, over time, exceeds the return provided by tax-free money market instruments. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various

19

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

pricing sources approved by the Board of Trustees. Fixed income securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Fixed income securities with remaining maturities of 60 days or less also may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last available price, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated

20

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $200 million, and 0.40% on assets exceeding $200 million. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.50% for advisory services.

21

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $130,139 before payment of sub-administration fees and $83,023 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1630% for administrative services.

As of June 30, 2008, Comerica Bank held of record, as agent or trustee for its customers, more than 25% of the outstanding shares of the Fund. Comerica Bank provides administrative, record keeping and other related services associated with maintaining accounts for Comerica Bank clients whose shares are held of record in omnibus accounts. As compensation for these services, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $6,725 for its administrative, record keeping and other related services provided to the Fund for the year ended June 30, 2008.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which

22

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor, Comerica Bank or any of their affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B and Class C Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

No payments are made under the Plan with regard to Class Y Shares.

Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2008, the Fund paid less than $1 to Comerica Securities and $163,603 to Comerica Bank for shareholder and/or distribution-related services provided to Class A, Class B, Class C and Class K shareholders.

23

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $0 and $34,493,326, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,106,023, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $69,373 and net appreciation for Federal income tax purposes was $1,036,650. At June 30, 2008, aggregate cost for Federal income tax purposes was $65,593,631.

6.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $622.

7.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

24

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

As determined on June 30, 2008, permanent differences resulting primarily from differing book and tax treatments for amortization were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain

$(9,405)	$9,405

The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2008 and June 30, 2007 was as follows:

	Tax-Exempt	Ordinary	Long-term
	Income	Income	Capital Gains	Total

June 30, 2008	$2,125,284	$15,040	19,928	$2,160,252
June 30, 2007	3,520,885	53,407	—	3,574,292

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed
Tax-Exempt	Undistributed	Unrealized
Income	Capital Gains	Appreciation	Total

$57,682	$337,221	$1,036,650	$1,431,553

The differences between book and tax distributable earnings are primarily due to premium amortization and deferred trustees’ fees.

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $227,375.

9.	Tax Information (Unaudited)

Of the distributions paid by the Fund from investment income, 99.3% is tax exempt for Federal income tax purposes.

For the year ended June 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $19,928.

10.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the

25

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

26

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

27

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark blend of indexes and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

28

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the benchmark for the one-, three- and five-year periods, but trailed the performance of the benchmark for the ten-year and since inception periods, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period, but trailed the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods, and (3) the Fund had favorable Lipper rankings and was classified as a “Lipper Leader.”

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of

29

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

30

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

14.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont FabrosTechnology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

31

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

32

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

33

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

34

Munder Tax-Free Short & Intermediate Bond Fund

Notes to Financial Statements, June 30, 2008 (continued)

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Tax-Free Short & Intermediate Bond Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Tax-Free Short & Intermediate Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Tax-Free Short & Intermediate Bond Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

36

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTFSIBD608

ANNUAL REPORT
June 30, 2008

Munder Technology Fund
Class A, B, C & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in technology securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund may also invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.

 INDUSTRY ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

The Fund earned a return of -10.66% for the one year ended June 30, 2008, relative to the -7.06% return for the S&P North American Technology Sector IndexTM (formerly known as the S&P GSTITM Composite) and the -10.40% median return for the Lipper universe of science and technology funds.

Reflecting the difficult stock market environment during the year ended June 30, 2008, the Fund posted a negative return for the year, as did its benchmark. The Fund’s performance lagged that of its benchmark, largely because of the relative weakness of its semiconductors & semiconductor equipment and communications equipment segments. Overweights in Silicon Motion Technology Corporation (1.3% of the Fund), Micron Technology, Inc. (0.6% of the Fund) and Integrated Device Technology, Inc., which was sold in January, had the largest negative impact on the relative performance among the Fund’s semiconductor holdings.

The largest detractor from returns in the communications equipment segment of the Fund was an underweight in Research In Motion Limited (2.6% of the Fund). The company is the designer, manufacturer and marketer of wireless products, including the Blackberry line of products. Performance in the segment was also held back by overweights in Foundry Networks, Inc., which was eliminated from the Fund in May, and LM Ericsson Telephone Company, which was sold in October 2007.

In contrast to these relatively weak segments, the software segment of the Fund showed relative strength. Overweighted positions in Activision, Inc. (0.9% of the Fund) and Nintendo Co., Ltd. (0.5% of the Fund) were the segment’s key contributors to relative strength.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P North American Technology Sector IndexTM (formerly known as the S&P GSTITM Composite) is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded technology-related stocks. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, since the Fund’s inception. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Technology Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

iv

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
					S&P North	Lipper
					American	Science &
				S&P	Technology	Technology
Class and	With		Without	500®	Sector	Funds
Inception Date	Load		Load	Index*	Indextm*	Median**

CLASS Y 8/26/99	N/A		$4,444	$11,227	$6,889	$7,678

CLASS A 10/26/99	$3,771	(2)	$3,990	$10,856	$6,587	$6,825

CLASS B 10/26/99	N/A		$3,750	$10,856	$6,587	$6,825

CLASS C 11/16/99(1)	$3,347	(2)	$3,380	$10,640	$5,780	$5,910

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

*	The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P North American Technology Sector IndexTM (formerly known as the S&P GSTITM Composite) is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded technology related stocks. Index comparative returns for Class Y, A, B and C Shares of the Fund are as of 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively.

**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class Y, A, B and C Shares of the Fund are as of 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
	One		One	Five		Five	Since		Since
Class and	Year		Year	Year		Year	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS Y 8/26/99	N/A		(10.66)%	N/A		4.46%	N/A		(8.76)%

CLASS A 10/26/99	(16.00)%	(2)	(11.14)%	2.95%	(2)	4.12%	(10.63)%	(2)	(10.04)%

CLASS B 10/26/99	(15.98)%	(3)	(11.56)%	3.07%	(3)	3.42%	N/A		(10.68)%

CLASS C 11/16/99(1)	(12.63)%	(3)	(11.75)%	3.19%	(2)	3.40%	(11.93)%	(2)	(11.82)%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B and C Shares during the fiscal year ended 6/30/07 were 2.62%, 2.89%, 3.65%, and 3.64%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of the Fund during the 2000-2001 calendar years. Munder Capital also made a voluntary capital contribution during the 2005 calendar year. Total returns would have been lower if Munder Capital had not limited expenses or made a capital contribution during those periods.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 is for Class II Shares, and reflects the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$863.60	$10.75	2.32%
Class B	$1,000.00	$862.10	$14.21	3.07%
Class C	$1,000.00	$862.20	$14.21	3.07%
Class Y	$1,000.00	$865.50	$9.55	2.06%

Hypothetical
Class A	$1,000.00	$1,013.33	$11.61	2.32%
Class B	$1,000.00	$1,009.60	$15.34	3.07%
Class C	$1,000.00	$1,009.60	$15.34	3.07%
Class Y	$1,000.00	$1,014.62	$10.32	2.06%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Technology Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 99.3%
Consumer Discretionary — 1.3%
Internet & Catalog Retail — 0.5%
5,200	Amazon.com, Inc. †,(a)	$381,316

Media — 0.4%
11,500	Focus Media Holding Limited, ADR †,(a)	318,780

Specialty Retail — 0.4%
7,800	GameStop Corp., Class A †,(a)	315,120

Total Consumer Discretionary		1,015,216

Industrials — 0.8%
Commercial Services & Supplies — 0.8%
107,014	Intermap Technologies Corp. †	619,185

Information Technology — 97.2%
Communications Equipment — 14.2%
27,000	ADTRAN, Inc. (a)	643,680
31,100	Ciena Corporation †,(a)	720,587
136,500	Cisco Systems, Inc. †	3,174,990
51,300	Corning Incorporated	1,182,465
26,000	Juniper Networks, Inc. †,(a)	576,680
16,500	Nokia Corporation, ADR	404,250
54,300	QUALCOMM Incorporated	2,409,291
17,800	Research In Motion Limited †	2,080,820

		11,192,763

Computers & Peripherals — 18.9%
29,500	Apple Inc. †	4,939,480
37,500	Dell Inc. †,(a)	820,500
92,900	EMC Corporation †,(a)	1,364,701
42,430	Hewlett-Packard Company	1,875,830
22,100	International Business Machines Corporation	2,619,513
14,000	Logitech International S.A. †,(a)	375,200
117,000	NetApp, Inc. †,(a)	2,534,220
20,500	Seagate Technology	392,165

		14,921,609

Electronic Equipment & Instruments — 2.5%
40,000	AVX Corporation (a)	452,400
11,000	Rogers Corporation †,(a)	413,490

See Notes to Financial Statements.

1

Munder Technology Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Electronic Equipment & Instruments (Continued)
103,600	Vishay Intertechnology, Inc. †	$918,932
42,000	Wireless Ronin Technologies, Inc. †,(a)	206,220

		1,991,042

Information Technology Services — 1.0%
16,000	Satyam Computer Services Ltd., ADR (a)	392,320
100,000	Unisys Corporation †,(a)	395,000

		787,320

Internet Software & Services — 8.5%
12,200	Akamai Technologies, Inc. †,(a)	424,438
71,000	Chordiant Software, Inc. †,(a)	355,000
24,100	Digital River, Inc. †,(a)	929,778
44,800	eBay Inc. †,(a)	1,224,384
3,900	Google Inc., Class A †	2,053,038
8,500	SINA Corporation †,(a)	361,675
53,000	Tencent Holdings Ltd.	409,875
46,800	Yahoo! Inc. †,(a)	966,888

		6,725,076

Semiconductors & Semiconductor Equipment — 16.6%
13,000	Analog Devices, Inc. (a)	413,010
31,000	Applied Materials, Inc. (a)	591,790
31,500	Cree, Inc. †,(a)	718,515
73,000	Intel Corporation	1,568,040
22,500	Intersil Corporation, Class A (a)	547,200
10,100	KLA-Tencor Corporation (a)	411,171
12,000	Linear Technology Corporation (a)	390,840
120,000	Marvell Technology Group Ltd. †,(a)	2,119,200
22,000	Maxim Integrated Products, Inc.	465,300
14,200	MEMC Electronic Materials, Inc. †	873,868
82,000	Micron Technology, Inc. †,(a)	492,000
18,500	National Semiconductor Corporation (a)	379,990
28,100	Novellus Systems, Inc. †,(a)	595,439
68,000	O2Micro International Limited, ADR †,(a)	452,200
35,000	Pericom Semiconductor Corporation †,(a)	519,400
24,500	Semtech Corporation †,(a)	344,715
68,500	Silicon Motion Technology Corporation, ADR †,(a)	989,825
48,200	STMicroelectronics N.V.	497,906

See Notes to Financial Statements.

2

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
14,500	Texas Instruments Incorporated	$408,320
78,000	Trident Microsystems, Inc. †,(a)	284,700

		13,063,429

Software — 35.5%
20,633	Activision, Inc. †	702,966
15,580	Adobe Systems Incorporated †	613,696
71,000	Amdocs Limited †	2,088,820
60,500	BMC Software, Inc. †,(a)	2,178,000
26,000	CA, Inc. (a)	600,340
89,000	Check Point Software Technologies Ltd. †	2,106,630
96,000	McAfee, Inc. †,(a)	3,266,880
147,100	Microsoft Corporation	4,046,721
750	Nintendo Co., Ltd.	423,083
65,000	Novell, Inc. †,(a)	382,850
156,125	Oracle Corporation †	3,278,625
32,100	Quest Software, Inc. †,(a)	475,401
31,500	Red Hat, Inc. †,(a)	651,735
9,100	salesforce.com, inc. †,(a)	620,893
135,040	SourceForge, Inc. †,(a)	216,064
39,000	SuccessFactors, Inc. †,(a)	427,050
136,900	Symantec Corporation †	2,649,015
119,000	Synopsys, Inc. †	2,845,290
11,500	Ultimate Software Group, Inc. (The) †,(a)	409,745

		27,983,804

Total Information Technology		76,665,043

TOTAL COMMON STOCKS
(Cost $87,298,041)		78,299,444

INVESTMENT COMPANY SECURITY — 0.9%
(Cost $708,684)
708,684	Institutional Money Market Fund (b)	708,684

COLLATERAL FOR SECURITIES ON LOAN — 21.6%
(Cost $17,038,814)
17,038,814	State Street Navigator Securities Trust – Prime Portfolio (c)	17,038,814

See Notes to Financial Statements.

3

Munder Technology Fund

Portfolio of Investments, June 30, 2008 (continued)

		Value

TOTAL INVESTMENTS
(Cost $105,045,539)	121.8%	$96,046,942
OTHER ASSETS AND LIABILITIES (Net)	(21.8)	(17,188,240)

NET ASSETS	100.0%	$78,858,702

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(c)	At June 30, 2008, the market value of the securities on loan is $17,441,334.

ABBREVIATION:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

4

At June 30, 2008, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	81.5%	$64,267,510
Canada	3.4	2,700,005
Bermuda	2.7	2,119,200
Israel	2.7	2,106,630
Guernsey	2.6	2,088,820
China	1.4	1,090,330
Taiwan	1.3	989,825
Switzerland	1.1	873,106
Cayman Islands	1.1	844,365
Japan	0.5	423,083
Finland	0.5	404,250
India	0.5	392,320

TOTAL COMMON STOCKS	99.3	78,299,444
INVESTMENT COMPANY SECURITY	0.9	708,684
COLLATERAL FOR SECURITIES ON LOAN	21.6	17,038,814

TOTAL INVESTMENTS	121.8	96,046,942
OTHER ASSETS AND LIABILITIES (Net)	(21.8)	(17,188,240)

NET ASSETS	100.0%	$78,858,702

See Notes to Financial Statements.

5

Munder Technology Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $104,336,855)	$95,338,258
Securities of affiliated company (cost — $708,684)	708,684

Total Investments	96,046,942
Foreign currency, at value	7,357
Dividends receivable	6,513
Receivable for investment securities sold	503,047
Receivable for Fund shares sold	1,381
Prepaid expenses and other assets	12,264

Total Assets	96,577,504

LIABILITIES:
Payable for investment securities purchased	176,919
Payable for Fund shares redeemed	155,811
Payable upon return of securities loaned	17,038,814
Transfer agency/record keeping fees payable	155,992
Trustees’ fees and expenses payable	56,958
Distribution and shareholder servicing fees payable — Class A, B and C Shares	34,102
Administration fees payable	11,348
Custody fees payable	7,474
Investment advisory fees payable	2,191
Accrued expenses and other payables	79,193

Total Liabilities	17,718,802

NET ASSETS	$78,858,702

Investments, at cost	$105,045,539

Foreign currency, at cost	$7,358

*	Including $17,441,334 of securities loaned.

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(69,629)
Accumulated net realized loss on investments sold	(1,546,826,677)
Net unrealized depreciation on investments	(8,998,598)
Paid-in capital	1,634,753,606

$78,858,702

NET ASSETS:
Class A Shares	$52,863,692

Class B Shares	$9,029,210

Class C Shares	$16,208,935

Class Y Shares	$756,865

SHARES OUTSTANDING:
Class A Shares	13,275,239

Class B Shares	2,416,977

Class C Shares	4,808,850

Class Y Shares	171,060

CLASS A SHARES:
Net asset value and redemption price per share	$3.98

Maximum sales charge	5.50%
Maximum offering price per share	$4.21

CLASS B SHARES:
Net asset value and offering price per share*	$3.74

CLASS C SHARES:
Net asset value and offering price per share*	$3.37

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$4.43

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Technology Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$344,951
Dividends on securities of affiliated company	61,712
Securities lending, net of borrower rebates	182,943
Interest	21

Total Investment Income	589,627

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	159,457
Class B Shares	109,257
Class C Shares	196,774
Investment advisory fees	951,975
Transfer agency/record keeping fees	812,200
Administration fees	153,651
Printing and mailing fees	120,684
Registration and filing fees	56,462
Legal and audit fees	49,810
Custody fees	47,280
Trustees’ fees and expenses	27,566
Other	13,937

Total Expenses	2,699,053

NET INVESTMENT LOSS	(2,109,426)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	6,050,882
Foreign currency-related transactions	(25,213)
Net change in unrealized appreciation/(depreciation) of:
Securities	(14,986,741)
Foreign currency-related transactions	(1)

Net realized and unrealized loss on investments	(8,961,073)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,070,499)

(a)	Net of foreign withholding taxes of $3,575.

See Notes to Financial Statements.

8

Munder Technology Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Net investment loss	$(2,109,426)	$(3,119,233)
Net realized gain/(loss) from security and foreign currency-related transactions	6,025,669	(2,273,882)
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(14,986,742)	28,989,926

Net increase/(decrease) in net assets resulting from operations	(11,070,499)	23,596,811
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(12,327,650)	(21,922,909)
Class B Shares	(2,157,038)	(7,852,489)
Class C Shares	(3,805,491)	(8,560,178)
Class Y Shares	84,927	(24,862)
Short-term trading fees	1,003	1,727

Net decrease in net assets	(29,274,748)	(14,761,900)
NET ASSETS:
Beginning of year	108,133,450	122,895,350

End of year	$78,858,702	$108,133,450

Accumulated net investment loss	$(69,629)	$(41,646)

See Notes to Financial Statements.

9

Munder Technology Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Amount
Class A Shares:
Sold*	$2,514,435	$5,821,851
Redeemed	(14,842,085)	(27,744,760)

Net decrease	$(12,327,650)	$(21,922,909)

Class B Shares:
Sold	$360,245	$539,596
Redeemed*	(2,517,283)	(8,392,085)

Net decrease	$(2,157,038)	$(7,852,489)

Class C Shares:
Sold	$688,238	$537,226
Redeemed	(4,493,729)	(9,097,404)

Net decrease	$(3,805,491)	$(8,560,178)

Class Y Shares:
Sold	$166,783	$47,334
Redeemed	(81,856)	(72,196)

Net increase/(decrease)	$84,927	$(24,862)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007

Shares
Class A Shares:
Sold*	521,651	1,550,421
Redeemed	(3,402,277)	(6,957,776)

Net decrease	(2,880,626)	(5,407,355)

Class B Shares:
Sold	79,946	142,031
Redeemed*	(613,191)	(2,319,351)

Net decrease	(533,245)	(2,177,320)

Class C Shares:
Sold	171,073	156,075
Redeemed	(1,211,800)	(2,668,523)

Net decrease	(1,040,727)	(2,512,448)

Class Y Shares:
Sold	33,962	10,607
Redeemed	(17,267)	(15,629)

Net increase/(decrease)	16,695	(5,022)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

11

Munder Technology Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$4.49	$3.64	$3.54		$3.83	$3.26

Income/(loss) from investment operations:
Net investment loss	(0.09)	(0.10)	(0.08)		(0.05)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.42)	0.95	0.18		(0.24)	0.66

Total from investment operations	(0.51)	0.85	0.10		(0.29)	0.57

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.00	(c)	—	—

Net asset value, end of period	$3.98	$4.49	$3.64		$3.54	$3.83

Total return(d)	(11.14)%	23.35%	2.82	%(e)	(7.33)%	17.18%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$52,864	$72,476	$78,419		$58,757	$85,682
Ratio of operating expenses to average net assets	2.60%	2.87%	2.53%		2.56%	2.68%
Ratio of net investment loss to average net assets	(1.98)%	(2.49)%	(1.96)%		(1.28)%	(2.33)%
Portfolio turnover rate	128%	115%	135%		90%	53%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.60%	2.87%	2.53%		2.59%	2.78%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on October 26, 1999.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The voluntary contribution from Advisor had no impact on total return.

See Notes to Financial Statements.

12

B Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$4.24	$3.46	$3.40		$3.70	$3.17

(0.11)	(0.12)	(0.10)		(0.07)	(0.11)

(0.39)	0.90	0.16		(0.23)	0.64

(0.50)	0.78	0.06		(0.30)	0.53

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.00	(c)	—	—

$3.74	$4.24	$3.46		$3.40	$3.70

(11.56)%	22.54%	1.76	%(e)	(8.11)%	16.72%

$9,029	$12,510	$17,718		$70,035	$109,400

3.35%	3.63%	3.26%		3.31%	3.43%

(2.73)%	(3.25)%	(2.79)%		(2.03)%	(3.08)%
128%	115%	135%		90%	53%

3.35%	3.63%	3.26%		3.34%	3.53%

See Notes to Financial Statements.

13

Munder Technology Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$3.83	$3.12	$3.07		$3.34	$2.86

Income/(loss) from investment operations:
Net investment loss	(0.10)	(0.11)	(0.09)		(0.06)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.36)	0.82	0.14		(0.21)	0.58

Total from investment operations	(0.46)	0.71	0.05		(0.27)	0.48

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Voluntary contribution from Advisor	—	—	0.00	(c)	—	—

Net asset value, end of period	$3.37	$3.83	$3.12		$3.07	$3.34

Total return(d)	(11.75)%	22.76%	1.63	%(e)	(7.81)%	16.43%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000s)	$16,209	$22,379	$26,118		$35,538	$54,891
Ratio of operating expenses to average net assets	3.35%	3.62%	3.27%		3.31%	3.43%
Ratio of net investment loss to average net assets	(2.73)%	(3.25)%	(2.74)%		(2.03)%	(3.08)%
Portfolio turnover rate	128%	115%	135%		90%	53%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.35%	3.62%	3.27%		3.34%	3.53%

(a)	Prior to the close of business of October 31, 2003 the Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on November 16, 1999, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for the Class II Shares and reflect the fees and expenses of the Class II Shares. Class Y Shares of the Fund commenced operations on August 26, 1999.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	The voluntary contribution from Advisor had no impact on total return.

See Notes to Financial Statements.

14

Y Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$4.97	$4.02	$3.90		$4.20	$3.57

(0.08)	(0.10)	(0.07)		(0.04)	(0.09)

(0.46)	1.05	0.19		(0.26)	0.72

(0.54)	0.95	0.12		(0.30)	0.63

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

—	—	0.00	(c)	—	—

$4.43	$4.97	$4.02		$3.90	$4.20

(10.66)%	23.63%	3.08	%(e)	(7.14)%	17.65%

$757	$768	$641		$1,736	$3,444

2.32%	2.60%	2.24%		2.31%	2.43%

(1.70)%	(2.21)%	(1.75)%		(1.09)%	(2.08)%
128%	115%	135%		90%	53%

2.32%	2.60%	2.24%		2.34%	2.53%

See Notes to Financial Statements.

15

[This Page Intentionally Left Blank]

16

Munder Technology Fund

Notes to Financial Statements, June 30, 2008

1. Organization

As of June 30, 2008, The Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Technology Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

MST is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

The Fund has 4 classes of shares — Class A, Class B, Class C, and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class Y shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are generally valued at the last quoted sale price on the primary market or

17

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities, securities transactions, and items of income and expense denominated in foreign currencies are translated into U.S. dollars.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

18

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

Forward Foreign Currency Exchange and Spot Contracts: The Fund may enter into forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities or to reduce exposure to foreign currency exchange rates. The value of such contracts is translated into U.S. dollars. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange on a particular date. When a contract is used to hedge against movements in exchange rates, it will limit the risk of loss due to a decline in the value of the hedged currency during the relevant period, but will also limit any potential gain that might result should the value of the currency increase during that period. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

19

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements

20

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

(“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 1.00% on the first $300 million; 0.90% on assets above $300 million up to $1 billion; and 0.80% on assets exceeding $1 billion. During the year ended June 30, 2008, the Fund paid an annual effective rate of 1.0000% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

21

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $153,651 before payment of sub-administration fees and $99,004 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1614% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $2,658 in advisory fees before waivers and expense reimbursements ($151 after waivers and expense reimbursements) and $1,091 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer

22

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B and Class C Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B and Class C Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees

0.25%	1.00%	1.00%

No payments are made under the Plan with regard to Class Y Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short- term investments and U.S. government securities were $120,811,197 and $140,145,213, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,816,168, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $14,292,978 and net depreciation for Federal income tax purposes was $9,476,810. At June 30, 2008, aggregate cost for Federal income tax purposes was $105,523,752.

23

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

								Realized
	Value at	Purchased		Sold		Value at	Dividend	Gain/
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	(Loss)

Institutional Money Market Fund	$2,329,837	$32,885,930	32,885,930	$34,507,083	34,507,083	$708,684	$61,712	$—

7.	Investment Concentration

The Fund primarily invests in equity securities of technology-related companies. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. As of June 30, 2008, more than 25% of the Fund’s net assets were invested in issuers in the software industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $677.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

24

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting primarily from foreign currency gains and losses, net operating losses and partnership adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain	Paid-In Capital

$2,081,443	$38,790	$(2,120,233)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Post	Capital Loss	Unrealized
October Loss	Carryover	Depreciation	Total

$(1,552,883)	$(1,544,821,659)	$(9,476,811)	$(1,555,851,353)

The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $1,544,821,659 of unused capital losses of which $141,803,279, $1,053,993,850, $186,583,565, $75,068,939, $19,210,173, $38,631,395 and $29,530,458 expire in 2009, 2010, 2011, 2012, 2013, 2014 and 2015, respectively.

Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund elected to defer net capital losses and net foreign currency losses arising between November 1, 2007 and June 30, 2008 of $1,526,805 and $26,078, respectively.

25

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $8,118,050.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2008, the Fund designates approximately $348,526 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

12.	Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13.	Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund, is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15.	Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as

26

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

amended (”Advisory Agreement”). At an in-person meeting held on May 13, 2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

27

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

28

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three- and five-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three- and five-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three- and five-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three- and five-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the benchmark for the one-year period, but trailed the performance of the benchmark for the three- and five-year and since inception periods, and (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-year period, but trailed the performance of the Fund’s Lipper peer group for the three- and five-year periods.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory

29

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the Board in February 2008. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

30

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

31

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

16.	Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

32

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

33

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

34

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

35

Munder Technology Fund

Notes to Financial Statements, June 30, 2008 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

36

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Technology Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Technology Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Technology Fund of Munder Series Trust at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTECH608

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta, Jr., David J. Brophy and Arthur T. Porter is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The aggregate fees billed to the registrant for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2008 and June 30, 2007 were $444,982 and $494,029, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2008 and June 30, 2007, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(c) Tax Fees
The aggregate fees billed to the registrant for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30,2008 and June 30, 2007 were $148,595 and $140,645, respectively.
During the fiscal years ended June 30, 2008 and June 30, 2007, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the last two fiscal years ended June 30, 2008 and June 30, 2007, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $28,356 and $18,330, respectively, for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.
During the fiscal year ended June 30, 2008, E&Y billed the registrant’s investment adviser $3,000 for providing consent to include audited financial statement information in a proxy statement/prospectus relating to the merger of the Munder @Vantage Fund into the Munder Internet Fund, a series of the registrant. During the fiscal year ended June 30, 2008, E&Y also billed the registrant’s investment adviser $156,550 for professional services associated with the preparation of a SAS 70 report relating to the investment adviser’s controls in operations. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2008 and June 30, 2007.
     During the fiscal years ended June 30, 2008 and June 30, 2007, no fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
(1)	Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
(2)	Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2008 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2008 and 2007 other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser, for the fiscal years ended June 30, 2008 and 2007 were $396,180 and $469,729, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant for the fiscal years ended June 30, 2008 and 2007 were $0 and $19,132, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST

By:	/s/ John S. Adams John S. Adams President and Principal Executive Officer
Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams John S. Adams President and Principal Executive Officer
Date: September 8, 2008

By:	/s/ Peter K. Hoglund Peter K. Hoglund Vice President and Principal Financial Officer
Date: September 8, 2008